UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06243
                                   ---------

                           FRANKLIN STRATEGIC SERIES
                           -------------------------
              (Exact name of registrant as specified in charter)

                ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                ----------------------------------------------
               (Address of principal executive offices) (Zip code)

         CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         -------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000
                                                    ------------

Date of fiscal year end: 4/30
                         ----

Date of reporting period: 10/31/06
                          --------

      ITEM 1. REPORTS TO STOCKHOLDERS.

                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                     OCTOBER 31, 2006
--------------------------------------------------------------------------------

                                                        Franklin Aggressive
                                                        Growth Fund

                                                        Franklin Flex Cap
                                                        Growth Fund

                                                        Franklin Small Cap
                                                        Growth Fund II

                                                        Franklin Small-Mid Cap
                                                        Growth Fund
--------------------------------------------------------------------------------
        SEMIANNUAL REPORT AND SHAREHOLDER LETTER           GROWTH
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                     Franklin  o  TEMPLETON  o  Mutual Series

                               Franklin Templeton Investments

                               GAIN FROM OUR PERSPECTIVE(R)

                               Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE          Each of our portfolio management groups operates
                               autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                               FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                               TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                               MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION           Because our management groups work independently
                               and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST      At Franklin Templeton Investments, we seek to
                               consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

-------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
-------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the semiannual report

Contents

SHAREHOLDER LETTER ........................................................    1

SEMIANNUAL REPORT

Economic and Market Overview ..............................................    3

Franklin Aggressive Growth Fund ...........................................    5

Franklin Flex Cap Growth Fund .............................................   13

Franklin Small Cap Growth Fund II .........................................   21

Franklin Small-Mid Cap Growth Fund ........................................   29

Financial Highlights and Statements of Investments ........................   38

Financial Statements ......................................................   75

Notes to Financial Statements .............................................   80

Shareholder Information ...................................................   94

--------------------------------------------------------------------------------
Semiannual Report

Economic and Market Overview

During the six months ended October 31, 2006, the U.S. economy advanced at a moderate but slowing pace. Gross domestic product growth slowed to annualized rates of 2.6% in the second quarter and an estimated 2.2% in the third quarter. Housing market weakness contributed to the slowdown. Growth was supported primarily by corporate profits and consumer and government spending. Export growth picked up some momentum, but a record trade deficit remained. Although labor costs rose and new job creation slowed to 1% annually, hiring generally increased and the unemployment rate fell from 4.6% to a five-year low of 4.4%. 1

Elevated energy and other commodity prices were a primary economic concern for much of the period. Oil prices were volatile and declined from a record high of $77 per barrel in July to nearly $59 at period-end. Shifting oil prices appeared to raise the anxiety level among consumers and businesses alike. Consumers curbed spending on large purchases, such as homes and cars. Home prices fell in many parts of the country, mortgage rates crept up, and borrowing against home equity flattened. Lower retail prices for cars, computers and clothing in September and October signaled that inflationary pressure appeared to be diminishing somewhat. Inflation was still a concern, however, as the core Consumer Price Index (CPI) rose 2.7% for the 12 months ended October 31, 2006, which was higher than the 2.2% 10-year average. 2

The Federal Reserve Board (Fed) raised the federal funds target rate to 5.25% on June 30. However, since June, the Fed left the rate unchanged, citing a slowing economy, widespread cooling in the housing market and the lagging effect of prior tightening. The Fed stated that even with lower oil prices toward period-end, inflation risks remained.

1.    Source: Bureau of Labor Statistics.

2. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.


                                                           Semiannual Report | 3

The Fed's inaction helped restore investor confidence, and equity markets experienced dramatic rallies late in the period. Overall, the blue chip stocks of the Dow Jones Industrial Average posted a six-month total return of +7.47%, and the broader Standard & Poor's 500 Index (S&P 500) returned +6.11%, while the technology-heavy NASDAQ Composite Index had a total return of +3.03%. 3 Utilities, telecommunications and consumer staples performed particularly well.

3. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 31, 2006. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


4 | Semiannual Report

Franklin Aggressive Growth Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Aggressive Growth Fund seeks capital appreciation by investing substantially in equity securities of companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential, when compared with the overall economy.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This semiannual report for Franklin Aggressive Growth Fund covers the period ended October 31, 2006.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Aggressive Growth Fund - Class A had a -5.90% cumulative total return. The Fund underperformed its narrow benchmark, the Russell 3000(R) Growth Index, which returned +2.95%, and its broad benchmark, the Standard & Poor's 500 Index (S&P 500), which returned +6.11% for the same period. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

1. Source: Standard & Poor's Micropal. The Russell 3000 Growth Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 43.


                                                           Semiannual Report | 5

PORTFOLIO BREAKDOWN
Franklin Aggressive Growth Fund
Based on Total Net Assets as of 10/31/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

Electronic Technology*                          21.1%
Technology Services*                            15.5%
Health Technology*                              13.0%
Finance                                          7.7%
Retail Trade                                     6.7%
Health Services                                  6.5%
Communications                                   4.6%
Consumer Services                                3.5%
Commercial Services                              3.3%
Transportation                                   2.0%
Distribution Services                            1.9%
Producer Manufacturing                           1.9%
Industrial Services                              1.9%
Energy Minerals                                  1.0%
Other                                            1.8%
Short-Term Investments & Other Net Assets        7.6%

* Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

INVESTMENT STRATEGY

We are research driven, fundamental investors pursuing an aggressive growth strategy. As "bottom-up" investors focusing primarily on individual securities, we choose companies that have clear indicators of future earnings growth and that present, in our opinion, the best trade-off between that earnings growth, business and financial risk, and valuation. We rely on a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages likely to lead to growth in earnings and/or share price. Competitive advantages such as a particular product niche, proven technology, sound financial profits and records, strong management and industry leadership are all factors we believe may contribute to strong growth potential.

MANAGER'S DISCUSSION

During the six months under review, the Fund's top contributors came from a variety of sectors. Shares of leading biotechnology company Celgene gained 27% in value and benefited the Fund's performance during the review period. Driven primarily by the strong sales of its blood cancer drug Revlimid, Celgene's revenue growth exceeded analyst expectations. The company also received a boost from its recent addition to the S&P 500.

As online video has become more accessible and grown in popularity, Fund holdings such as technology software and services company Akamai Technologies and electronic technology giant Cisco Systems benefited from the increased availability of online video content, higher traffic and strong broadband subscriber growth. Akamai's shares increased 39% in value during the reporting period and Cisco's stock price rose 10% from the time that we bought it in May through the end of the reporting period.

The Fund also had detractors from performance. In particular, semiconductor companies generally performed poorly, hampered by increased inventories. In addition, despite strong third quarter sales and revenue growth, Broadcom's stock price slid 26% in value during the review period due to an ongoing patent dispute with QUALCOMM and as irregularities regarding the company's stock option grants surfaced. Marvell Technology Group warned that third quarter revenues would be down from the previous quarter, and the company's shares declined 38% in value from the beginning of the period until we sold them in August. Jabil Circuit, which we also sold during the reporting period, encountered operational problems. Its shares lost nearly 35% for the time we held it during the period.


6 | Semiannual Report

Thank you for your continued participation in Franklin Aggressive Growth Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]     /s/ Robert R. Dean

                    Robert R. Dean, CFA


[PHOTO OMITTED]     /s/ Conrad B. Herrmann

                    Conrad B. Herrmann, CFA

                    Portfolio Management Team
                    Franklin Aggressive Growth Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 HOLDINGS
Franklin Aggressive Growth Fund
10/31/06

-------------------------------------------------------------------------------
COMPANY                                                              % OF TOTAL
SECTOR/INDUSTRY                                                      NET ASSETS
-------------------------------------------------------------------------------
NII Holdings Inc.                                                          3.4%
 COMMUNICATIONS
-------------------------------------------------------------------------------
Roche Holding AG, ADR (Switzerland)                                        3.3%
 HEALTH TECHNOLOGY
-------------------------------------------------------------------------------
Celgene Corp.                                                              3.0%
 HEALTH TECHNOLOGY
-------------------------------------------------------------------------------
Cisco Systems Inc.                                                         3.0%
 ELECTRONIC TECHNOLOGY
-------------------------------------------------------------------------------
The Goldman Sachs Group Inc.                                               2.8%
 FINANCE
-------------------------------------------------------------------------------
Paychex Inc.                                                               2.3%
 TECHNOLOGY SERVICES
-------------------------------------------------------------------------------
Gilead Sciences Inc.                                                       2.2%
 HEALTH TECHNOLOGY
-------------------------------------------------------------------------------
Cognizant Technology Solutions Corp., A                                    2.1%
 TECHNOLOGY SERVICES
-------------------------------------------------------------------------------
Google Inc., A                                                             2.1%
 TECHNOLOGY SERVICES
-------------------------------------------------------------------------------
Network Appliance Inc.                                                     2.0%
 ELECTRONIC TECHNOLOGY
-------------------------------------------------------------------------------


                                                           Semiannual Report | 7

Performance Summary as of 10/31/06

FRANKLIN AGGRESSIVE GROWTH FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FGRAX)                  CHANGE         10/31/06         4/30/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                    -$1.09           $17.21          $18.30
--------------------------------------------------------------------------------
CLASS B (SYMBOL: FKABX)                  CHANGE         10/31/06         4/30/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                    -$1.10           $16.43          $17.53
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FKACX)                  CHANGE         10/31/06         4/30/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                    -$1.09           $16.40          $17.49
--------------------------------------------------------------------------------
CLASS R (SYMBOL: FKARX)                  CHANGE         10/31/06         4/30/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                    -$1.09           $17.03          $18.12
--------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FRAAX)            CHANGE         10/31/06         4/30/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                    -$1.07           $17.61          $18.68
--------------------------------------------------------------------------------

8 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

----------------------------------------------------------------------------------------------------------
CLASS A                                     6-MONTH        1-YEAR          5-YEAR     INCEPTION (6/23/99)
----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                    -5.90%       +11.60%         +47.68%            +76.32%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2               -11.33%        +5.19%          +6.84%             +7.15%
----------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3               $ 8,867       $10,519         $13,921            $16,618
----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4                         +2.87%          +8.78%             +6.90%
----------------------------------------------------------------------------------------------------------
CLASS B                                     6-MONTH        1-YEAR          5-YEAR     INCEPTION (6/23/99)
----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                    -6.22%       +10.78%         +42.58%            +68.21%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                -9.97%        +6.78%          +7.05%             +7.33%
----------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3               $ 9,003       $10,678         $14,058            $16,821
----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4                         +4.36%          +9.06%             +7.09%
----------------------------------------------------------------------------------------------------------
CLASS C                                     6-MONTH        1-YEAR          5-YEAR     INCEPTION (6/23/99)
----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                    -6.23%       +10.74%         +42.48%            +67.78%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                -7.17%        +9.74%          +7.34%             +7.29%
----------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3               $ 9,283       $10,974         $14,248            $16,778
----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4                         +7.31%          +9.33%             +7.05%
----------------------------------------------------------------------------------------------------------
CLASS R                                     6-MONTH        1-YEAR          3-YEAR      INCEPTION (1/1/02)
----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                    -6.02%       +11.23%         +41.45%            +23.85%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                -6.02%       +11.23%         +12.25%             +4.53%
----------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3               $ 9,398       $11,123         $14,145            $12,385
----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4                         +8.82%         +14.64%             +4.12%
----------------------------------------------------------------------------------------------------------
ADVISOR CLASS                               6-MONTH        1-YEAR          5-YEAR     INCEPTION (6/23/99)
----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                    -5.73%       +11.88%         +49.74%            +80.39%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                -5.73%       +11.88%          +8.41%             +8.35%
----------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3               $ 9,427       $11,188         $14,974            $18,039
----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4                         +9.41%         +10.41%             +8.11%
----------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                           Semiannual Report | 9

ENDNOTES

THE MANAGER OF THE FUND USES AN AGGRESSIVE GROWTH STRATEGY SO AN INVESTMENT IN THE FUND INVOLVES A GREATER DEGREE OF RISK. THE FUND MAY BE MORE VOLATILE THAN A MORE CONSERVATIVE EQUITY FUND, AND IT MAY BE BEST SUITED FOR LONG-TERM INVESTING. THE FUND'S INVESTMENTS IN SMALLER- AND MIDSIZE-COMPANY STOCKS INVOLVE SPECIAL RISKS SUCH AS RELATIVELY SMALLER REVENUES, LIMITED PRODUCT LINES AND SMALLER MARKET SHARE. SMALLER- AND MIDSIZE-COMPANY STOCKS HISTORICALLY HAVE EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. THE FUND'S PORTFOLIO INCLUDES INVESTMENTS IN TECHNOLOGY, WHICH HAS BEEN AMONG THE MARKET'S MOST VOLATILE SECTORS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:       Shares are available to certain eligible investors as
                     described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.


10 | Semiannual Report

Your Fund's Expenses

FRANKLIN AGGRESSIVE GROWTH FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 11

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------------------
                                             BEGINNING ACCOUNT      ENDING ACCOUNT         EXPENSES PAID DURING
CLASS A                                         VALUE 5/1/06        VALUE 10/31/06        PERIOD* 5/1/06-10/31/06
-------------------------------------------------------------------------------------------------------------------
Actual                                             $1,000              $  941.00                   $ 6.60
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000              $1,018.40                   $ 6.87
-------------------------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------------------------
Actual                                             $1,000              $  937.80                   $10.01
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000              $1,014.87                   $10.41
-------------------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------------------
Actual                                             $1,000              $  937.70                   $10.06
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000              $1,014.82                   $10.46
-------------------------------------------------------------------------------------------------------------------
CLASS R
-------------------------------------------------------------------------------------------------------------------
Actual                                             $1,000              $  939.80                   $ 7.63
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000              $1,017.34                   $ 7.93
-------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
-------------------------------------------------------------------------------------------------------------------
Actual                                             $1,000              $  942.70                   $ 5.19
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000              $1,019.86                   $ 5.40
-------------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      1.35%; B: 2.05%; C: 2.06%; R: 1.56%; and Advisor: 1.06%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


12 | Semiannual Report

Franklin Flex Cap Growth Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Flex Cap Growth Fund seeks capital appreciation. The Fund invests predominantly in equity securities of companies that the manager believes have the potential for capital appreciation. The Fund has flexibility to invest in companies located, headquartered or operating inside and outside the U.S., across the entire market capitalization spectrum from small, emerging growth companies to well-established, large cap companies.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This semiannual report for Franklin Flex Cap Growth Fund covers the period ended October 31, 2006.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Flex Cap Growth Fund - Class A had a -0.92% cumulative total return. The Fund underperformed its narrow benchmark, the Russell 3000 Growth Index, which returned +2.95%, and its broad benchmark, the Standard & Poor's 500 Index (S&P 500), which returned +6.11% for the same period. 1 The Fund also underperformed its peers in the Lipper Multi-Cap Growth Funds Classification Average, which returned -0.81%.2 You can find the Fund's long-term performance data in the Performance Summary beginning on page 16.

1. Source: Standard & Poor's Micropal. The Russell 3000 Growth Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2. Source: Lipper Inc. The Lipper Multi-Cap Growth Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Multi-Cap Growth Funds classification in the Lipper Open-End underlying funds universe for the period indicated. Lipper Multi-Cap Growth Funds are defined as funds that normally invest in companies, of any size, with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indexes. For the six-month period ended 10/31/06, there were 540 funds in this category. Lipper calculations do not include sales charges, but include reinvestment of any income or distributions. The Fund's performance relative to the average may have differed if these or other factors had been considered. Past performance does not guarantee future results.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 51.


                                                          Semiannual Report | 13

PORTFOLIO BREAKDOWN
Franklin Flex Cap Growth Fund
Based on Total Net Assets as of 10/31/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

Electronic Technology*                               17.6%
Health Technology*                                   14.8%
Technology Services*                                 11.6%
Finance                                              11.2%
Health Services                                       6.6%
Communications                                        6.0%
Commercial Services                                   4.2%
Retail Trade                                          3.6%
Consumer Services                                     3.5%
Consumer Non-Durables                                 2.7%
Transportation                                        2.7%
Process Industries                                    2.6%
Energy Minerals                                       2.4%
Industrial Services                                   2.1%
Producer Manufacturing                                2.1%
Distribution Services                                 2.1%
Other                                                 2.3%
Short-Term Investments & Other Net Assets             1.9%

* Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

INVESTMENT STRATEGY

We are research driven, fundamental investors pursuing a growth strategy. As "bottom-up" investors focusing primarily on individual securities, we seek companies that have identifiable drivers of future earnings growth and that we believe present a good trade-off between that potential earnings growth, business and financial risk, and valuation. We believe that examples of identifiable drivers of future earnings growth are a particular product niche, proven technology, sound financial profits and records, strong management, and industry leadership. We rely on a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis.

MANAGER'S DISCUSSION

During the six months under review, the communications sector had the greatest positive impact on Fund performance relative to the benchmark Russell 3000 Growth Index. This was largely due to the Fund's investment in Mexico-based America Movil, which was not an index component. Despite political unrest in Mexico, the company continued to benefit from strong growth in the Latin American wireless telecommunications market.

Health technology was the Fund's largest contributing sector to absolute performance as shares of drug makers Celgene and Gilead Sciences rose in value during the review period. Strong product sales drove the performance of both companies and Celgene received a boost from its recent addition to the S&P 500. Health services company Allscripts Healthcare Solutions was another strong contributor to performance during the review period. We believe the medical software industry has strong growth potential as many of the services and functions performed by doctors and hospitals become automated.

Although the technology services sector had a net negative effect on relative performance, on an individual security basis, Cognizant Technology Solutions and Akamai Technologies rose in value and were among the Fund's top contributors. Many analysts believed the outlook for leading information technology services provider Cognizant was positive as the company confirmed its plans for international expansion. Akamai is best known for its Internet content delivery services, and until recently, Akamai had little direct competition and benefited from the increased availability of high-quality streaming content and strong broadband subscriber growth.

The Fund had several detractors from performance. On a sector basis, the Fund's electronic technology holdings detracted most from absolute and relative Fund performance. In particular, semiconductors generally performed poorly, hampered by increased inventories. Semiconductor companies that detracted from


14 | Semiannual Report
performance during the review period included Broadcom, Microsemi and Marvell Technology Group, and we sold them by period-end.

Several of the Fund's energy-related holdings, such as coal producer Peabody Energy and oilfield services and equipment companies Halliburton and Helix Energy Solutions, also detracted from performance as oil prices eased. The Fund sold its holdings in Peabody and Halliburton during the reporting period.

Thank you for your continued participation in Franklin Flex Cap Growth Fund. We look forward to serving your future investment needs.


[PHOTO OMITTED]     /s/ Conrad B. Herrmann

                    Conrad B. Herrmann, CFA
                    Portfolio Manager
                    Franklin Flex Cap Growth Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 HOLDINGS

Franklin Flex Cap Growth Fund 10/31/06

-------------------------------------------------------------------------------
COMPANY                                                              % OF TOTAL
SECTOR/INDUSTRY                                                      NET ASSETS
-------------------------------------------------------------------------------
Cognizant Technology Solutions Corp., A                                    2.2%
 TECHNOLOGY SERVICES
-------------------------------------------------------------------------------
Celgene Corp.                                                              1.9%
 HEALTH TECHNOLOGY
-------------------------------------------------------------------------------
VCA Antech Inc.                                                            1.9%
 HEALTH SERVICES
-------------------------------------------------------------------------------
Apple Computer Inc.                                                        1.8%
 ELECTRONIC TECHNOLOGY
-------------------------------------------------------------------------------
Google Inc., A                                                             1.8%
 TECHNOLOGY SERVICES
-------------------------------------------------------------------------------
CVS Corp.                                                                  1.8%
 RETAIL TRADE
-------------------------------------------------------------------------------
Microchip Technology Inc.                                                  1.7%
 ELECTRONIC TECHNOLOGY
-------------------------------------------------------------------------------
America Movil SA de CV, L, ADR (Mexico)                                    1.7%
 COMMUNICATIONS
-------------------------------------------------------------------------------
Harris Corp.                                                               1.7%
 ELECTRONIC TECHNOLOGY
-------------------------------------------------------------------------------
NII Holdings Inc.                                                          1.7%
 COMMUNICATIONS
-------------------------------------------------------------------------------


                                                          Semiannual Report | 15

Performance Summary as of 10/31/06

FRANKLIN FLEX CAP GROWTH FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FKCGX)             CHANGE          10/31/06            4/30/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)               -$0.39            $42.06             $42.45
--------------------------------------------------------------------------------
CLASS B (SYMBOL: FKCBX)             CHANGE          10/31/06            4/30/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)               -$0.52            $39.62             $40.14
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FCIIX)             CHANGE          10/31/06            4/30/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)               -$0.52            $39.70             $40.22
--------------------------------------------------------------------------------
CLASS R (SYMBOL: FRCGX)             CHANGE          10/31/06            4/30/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)               -$0.44            $41.57             $42.01
--------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FKCAX)       CHANGE          10/31/06            4/30/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)               -$0.34            $42.29             $42.63
--------------------------------------------------------------------------------


16 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

------------------------------------------------------------------------------------------------------------------------
CLASS A                                            6-MONTH          1-YEAR           5-YEAR              10-YEAR
------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                           -0.92%         +10.92%          +47.63%             +154.45%
------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                       -6.62%          +4.55%           +6.83%               +9.14%
------------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                      $9,338         $10,455          $13,913              $23,978
------------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4                                  +0.49%           +7.75%               +9.02%
------------------------------------------------------------------------------------------------------------------------
CLASS B                                            6-MONTH          1-YEAR           5-YEAR         INCEPTION (1/1/99)
------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                           -1.30%         +10.09%          +42.26%              +73.83%
------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                       -5.24%          +6.09%           +7.00%               +7.31%
------------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                      $9,476         $10,609          $14,026              $17,383
------------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4                                  +1.79%           +7.93%               +7.08%
------------------------------------------------------------------------------------------------------------------------
CLASS C                                            6-MONTH          1-YEAR           5-YEAR              10-YEAR
------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                           -1.29%         +10.09%          +42.24%             +136.22%
------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                       -2.28%          +9.09%           +7.30%               +8.98%
------------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                      $9,772         $10,909          $14,224              $23,622
------------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4                                  +4.81%           +8.22%               +8.85%
------------------------------------------------------------------------------------------------------------------------
CLASS R                                            6-MONTH          1-YEAR           3-YEAR        INCEPTION (1/1/02)
------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                           -1.02%         +10.65%          +31.14%              +30.56%
------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                       -1.02%         +10.65%           +9.46%               +5.68%
------------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                      $9,898         $11,065          $13,114              $13,056
------------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4                                  +6.31%          +11.63%               +5.25%
------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS 5                                    6-MONTH          1-YEAR           5-YEAR              10-YEAR
------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                           -0.77%         +11.20%          +48.44%             +155.84%
------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                       -0.77%         +11.20%           +8.22%               +9.85%
------------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                      $9,923         $11,120          $14,844              $25,584
------------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4                                  +6.86%           +9.15%               +9.72%
------------------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                          Semiannual Report | 17

ENDNOTES

THE FUND IS NONDIVERSIFIED, WHICH MEANS IT MAY INVEST A GREATER PORTION OF ITS ASSETS IN THE SECURITIES OF ONE ISSUER THAN A DIVERSIFIED FUND. THE FUND MAY INVEST A SUBSTANTIAL PORTION OF ITS ASSETS IN SECURITIES LINKED TO THE STATE OF CALIFORNIA, WHICH INVOLVES INCREASED VOLATILITY ASSOCIATED WITH ECONOMIC OR REGULATORY DEVELOPMENTS IN THE STATE. SMALLER, NEWER OR UNSEASONED COMPANIES CAN BE PARTICULARLY SENSITIVE TO CHANGING ECONOMIC CONDITIONS, AND THEIR PROSPECTS FOR GROWTH ARE LESS CERTAIN THAN THOSE OF LARGER, MORE ESTABLISHED COMPANIES. THE FUND ALSO INVESTS IN TECHNOLOGY STOCKS, WHICH CAN BE HIGHLY VOLATILE AND INVOLVES SPECIAL RISKS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:       Shares are available to certain eligible investors as
                     described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Effective 8/2/04, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 8/2/04, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 8/1/04, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 8/2/04 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +26.81% and +11.15%.


18 | Semiannual Report

Your Fund's Expenses

FRANKLIN FLEX CAP GROWTH FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND

EXPENSES WILL DIFFER FROM THOSE IN THIS ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 19

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------------
                                              BEGINNING ACCOUNT    ENDING ACCOUNT        EXPENSES PAID DURING
CLASS A                                         VALUE 5/1/06       VALUE 10/31/06       PERIOD* 5/1/06-10/31/06
----------------------------------------------------------------------------------------------------------------
Actual                                              $1,000            $  990.80                 $4.72
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000            $1,020.47                 $4.79
----------------------------------------------------------------------------------------------------------------
CLASS B
----------------------------------------------------------------------------------------------------------------
Actual                                              $1,000            $  987.00                 $8.46
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000            $1,016.69                 $8.59
----------------------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------------------
Actual                                              $1,000            $  987.10                 $8.41
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000            $1,016.74                 $8.54
----------------------------------------------------------------------------------------------------------------
CLASS R
----------------------------------------------------------------------------------------------------------------
Actual                                              $1,000            $  989.80                 $5.97
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000            $1,019.21                 $6.06
----------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
----------------------------------------------------------------------------------------------------------------
Actual                                              $1,000            $  992.30                 $3.46
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000            $1,021.73                 $3.52
----------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.94%; B: 1.69%; C: 1.68%; R: 1.19%; and Advisor: 0.69%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


20 | Semiannual Report

Franklin Small Cap Growth Fund II

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Small Cap Growth Fund II seeks long-term capital growth by investing at least 80% of its net assets in equity securities of small-capitalization companies with market capitalizations not exceeding that of the highest market capitalization in the Russell 2000(R) Index or $1.5 billion, whichever is greater, at the time of purchase. 1

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This semiannual report for Franklin Small Cap Growth Fund II covers the period ended October 31, 2006.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Small Cap Growth Fund II - Class A had a -5.68% cumulative total return. The Fund underperformed its narrow benchmark, the Russell 2000 Growth Index, which had a -2.69% return, and its broad benchmark, the Standard & Poor's 500 Index (S&P 500), which returned +6.11% for the same period.2 You can find the Fund's long-term performance data in the Performance Summary beginning on page 24.

1. The Russell 2000 Index is market capitalization weighted and measures performance of the 2,000 smallest companies in the Russell 3000 Index, which represent approximately 8% of total market capitalization of the Russell 3000 Index.

2. Source: Standard & Poor's Micropal. The Russell 2000 Growth Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 60.


                                                          Semiannual Report | 21

PORTFOLIO BREAKDOWN
Franklin Small Cap Growth Fund II
Based on Total Net Assets as of 10/31/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

Electronic Technology*                                   25.6%
Technology Services*                                     10.6%
Health Technology*                                       10.4%
Consumer Services                                         7.8%
Finance                                                   7.7%
Health Services                                           5.9%
Transportation                                            4.4%
Producer Manufacturing                                    4.1%
Industrial Services                                       3.8%
Retail Trade                                              3.8%
Consumer Durables                                         2.7%
Energy Minerals                                           2.6%
Commercial Services                                       2.6%
Process Industries                                        2.6%
Real Estate Investment Trusts                             2.5%
Other                                                     1.8%
Short-Term Investments & Other Net Assets                 1.1%

* Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

INVESTMENT STRATEGY

We are research driven, fundamental investors pursuing a growth strategy. As "bottom-up" investors focusing primarily on individual securities, we choose companies that have identifiable drivers of future earnings growth and that present, in our opinion, the best trade-off between that earnings growth, business and financial risk, and valuation. We rely on a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages likely to lead to growth in earnings and/or share price. Competitive advantages such as a particular product niche, proven technology, sound financial profits and records, strong management and industry leadership are all factors we believe may contribute to strong growth potential.

MANAGER'S DISCUSSION

During the six months under review, several of the Fund's top contributors to performance were health care-related stocks. On an absolute basis, health services was the greatest contributing sector largely due to the strong performance of prescription software provider Allscripts Healthcare Solutions, which we acquired in May. We believe the medical software industry has strong growth potential as many of the services and functions performed by doctors and hospitals become more automated. Other health care-related stocks that helped Fund performance included biopharmaceutical companies Myogen (sold during the reporting period) and The Medicines Company. Shares of Myogen, whose primary focus is the development of cardiovascular disorder treatments, increased in value as a result of Gilead Sciences' agreement to acquire the company at a significant premium. The Medicines Company's stock price appreciated in value during the reporting period due to promising clinical trials of the company's lead product, blood-thinning drug Angiomax, which experienced increased sales.

Notably, some of the Fund's biggest contributors to and detractors from performance were electronic technology stocks. Stock selection contributed to the Fund's performance relative to the Russell 2000 Growth Index and offset the negative effect of our overweighted allocation to this underperforming sector. Several of the Fund's top contributing electronic technology holdings were highly specialized companies such as FLIR Systems, Varian Semiconductor Equipment and Rackable Systems. Shares of FLIR Systems, maker of thermal imaging cameras used for surveillance, rose in value largely due to government contract awards, which seemed to increase investor optimism for future sales growth. Varian designs, manufactures and services semiconductor processing equipment used in making integrated circuits. Sales of memory-based semiconductors remained strong and Varian gained market share during the period. In


22 | Semiannual Report

July, we purchased shares of Rackable Systems, a leading provider of servers and storage for large-scale data centers, which house the servers that are integral to the Internet. The company's customers include such Internet giants as Amazon.com, Yahoo! and Electronic Arts. The company uses its proprietary technology to develop products that are highly regarded for their compact design, energy efficiency and relatively moderate heat generation.

Disappointments among our electronic technology sector holdings included Argon ST, Microsemi and NetLogic Microsystems, which detracted from Fund performance during the review period. Argon is an engineering firm that specializes in building command and control systems used in surveillance, intelligence-gathering and reconnaissance. Despite the trend in increased security awareness, Argon's shares declined in value due to fears of slower near-term growth. Although shares of semiconductor manufacturer Microsemi declined in value as the company cut its quarterly sales and earnings targets, we believe growth opportunities still exist for the company. NetLogic's stock price also fell as the company announced that it expected fourth-quarter earnings results would be short of analysts' expectations due to an inventory glitch and potential weakness in its Asian market. However, we believed these issues were short term in nature, and at period-end our longer-term outlook for the company remained intact.

Thank you for your continued participation in Franklin Small Cap Growth Fund II. We look forward to serving your future investment needs.


[PHOTO OMITTED]     /s/ Michael P. McCarthy

                    Michael P. McCarthy, CFA
                    Portfolio Manager
                    Franklin Small Cap Growth Fund II

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 HOLDINGS
Franklin Small Cap Growth Fund II
10/31/06

-------------------------------------------------------------------------------
COMPANY                                                              % OF TOTAL
SECTOR/INDUSTRY                                                      NET ASSETS
-------------------------------------------------------------------------------
Varian Semiconductor Equipment
Associates Inc.                                                            1.8%
 ELECTRONIC TECHNOLOGY
-------------------------------------------------------------------------------
Power Integrations Inc.                                                    1.7%
 ELECTRONIC TECHNOLOGY
-------------------------------------------------------------------------------
FLIR Systems Inc.                                                          1.7%
 ELECTRONIC TECHNOLOGY
-------------------------------------------------------------------------------
Orient-Express Hotels Ltd., A                                              1.6%
 CONSUMER SERVICES
-------------------------------------------------------------------------------
ViaSat Inc.                                                                1.6%
 ELECTRONIC TECHNOLOGY
-------------------------------------------------------------------------------
Sapient Corp.                                                              1.6%
 TECHNOLOGY SERVICES
-------------------------------------------------------------------------------
Penn National Gaming Inc.                                                  1.4%
 CONSUMER SERVICES
-------------------------------------------------------------------------------
Microsemi Corp.                                                            1.4%
 ELECTRONIC TECHNOLOGY
-------------------------------------------------------------------------------
Helix Energy Solutions Group Inc.                                          1.4%
 INDUSTRIAL SERVICES
-------------------------------------------------------------------------------
Trimble Navigation Ltd.                                                    1.3%
 ELECTRONIC TECHNOLOGY
-------------------------------------------------------------------------------


                                                          Semiannual Report | 23

Performance Summary as of 10/31/06

FRANKLIN SMALL CAP GROWTH FUND II

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FSGRX)               CHANGE            10/31/06        4/30/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                 -$0.79              $13.11         $13.90
--------------------------------------------------------------------------------
CLASS B (SYMBOL: FBSGX)               CHANGE            10/31/06        4/30/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                 -$0.80              $12.52         $13.32
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FCSGX)               CHANGE            10/31/06        4/30/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                 -$0.80              $12.53         $13.33
--------------------------------------------------------------------------------
CLASS R (SYMBOL: FSSRX)               CHANGE            10/31/06        4/30/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                 -$0.79              $12.96         $13.75
--------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FSSAX)         CHANGE            10/31/06        4/30/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                 -$0.78              $13.37         $14.15
--------------------------------------------------------------------------------


24 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

---------------------------------------------------------------------------------------------------------------------------------
CLASS A                                    6-MONTH                 1-YEAR                  5-YEAR             INCEPTION (5/1/00)
---------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                   -5.68%                +12.63%                 +52.62%                   +31.10%
---------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2              -11.12%                 +6.15%                  +7.55%                    +3.31%
---------------------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3              $8,888                $10,615                 $14,391                   $12,356
---------------------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4                                 -3.78%                  +8.60%                    +2.54%
---------------------------------------------------------------------------------------------------------------------------------
CLASS B                                    6-MONTH                 1-YEAR                  5-YEAR             INCEPTION (5/1/00)
---------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                   -6.01%                +11.79%                 +47.12%                   +25.20%
---------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2               -9.77%                 +7.79%                  +7.73%                    +3.52%
---------------------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3              $9,023                $10,779                 $14,512                   $12,520
---------------------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4                                 -2.64%                  +8.80%                    +2.76%
---------------------------------------------------------------------------------------------------------------------------------
CLASS C                                    6-MONTH                 1-YEAR                  5-YEAR             INCEPTION (5/1/00)
---------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                   -6.00%                +11.78%                 +47.07%                   +25.30%
---------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2               -6.94%                +10.78%                  +8.02%                    +3.53%
---------------------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3              $9,306                $11,078                 $14,707                   $12,530
---------------------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4                                 +0.36%                  +9.08%                    +2.78%
---------------------------------------------------------------------------------------------------------------------------------
CLASS R                                    6-MONTH                 1-YEAR                  3-YEAR             INCEPTION (1/1/02)
---------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                   -5.75%                +12.40%                 +27.81%                   +31.17%
---------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2               -5.75%                +12.40%                  +8.52%                    +5.78%
---------------------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3              $9,425                $11,240                 $12,781                   $13,117
---------------------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4                                 +1.90%                 +10.75%                    +4.76%
---------------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS                              6-MONTH                 1-YEAR                  5-YEAR            INCEPTION (5/1/00)
---------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                   -5.51%                +12.92%                 +54.75%                   +33.70%
---------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2               -5.51%                +12.92%                  +9.12%                    +4.57%
---------------------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3              $9,449                $11,292                 $15,475                   $13,370
---------------------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4                                 +2.34%                 +10.16%                    +3.80%
---------------------------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                          Semiannual Report | 25

ENDNOTES

SMALLER OR RELATIVELY NEW COMPANIES CAN BE PARTICULARLY SENSITIVE TO CHANGING ECONOMIC CONDITIONS AND THEIR GROWTH PROSPECTS ARE LESS CERTAIN THAN THOSE OF LARGER, MORE ESTABLISHED COMPANIES. THE FUND IS INTENDED FOR LONG-TERM INVESTORS WHO ARE COMFORTABLE WITH SHORT-TERM FLUCTUATIONS IN SHARE PRICE. THE FUND'S PORTFOLIO INCLUDES INVESTMENTS IN TECHNOLOGY, WHICH HAS BEEN AMONG THE MARKET'S MOST VOLATILE SECTORS AND INVOLVES SPECIAL RISKS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:       Shares are available to certain eligible investors as
                     described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.


26 | Semiannual Report

Your Fund's Expenses

FRANKLIN SMALL CAP GROWTH FUND II

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 27

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------------
                                               BEGINNING ACCOUNT     ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                           VALUE 5/1/06       VALUE 10/31/06    PERIOD* 5/1/06-10/31/06
--------------------------------------------------------------------------------------------------------------
Actual                                              $1,000               $  943.20              $5.93
--------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000               $1,019.11              $6.16
--------------------------------------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------------------------------------
Actual                                              $1,000               $  939.90              $9.58
--------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000               $1,015.32              $9.96
--------------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------------
Actual                                              $1,000               $  940.00              $9.54
--------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000               $1,015.38              $9.91
--------------------------------------------------------------------------------------------------------------
CLASS R
--------------------------------------------------------------------------------------------------------------
Actual                                              $1,000               $  942.50              $7.15
--------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000               $1,017.85              $7.43
--------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
--------------------------------------------------------------------------------------------------------------
Actual                                              $1,000               $  944.90              $4.71
--------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000               $1,020.37              $4.89
--------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      1.21%; B: 1.96%; C: 1.95%; R: 1.46%; and Advisor: 0.96%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

28 | Semiannual Report

Franklin Small-Mid Cap Growth Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Small-Mid Cap Growth Fund seeks long-term capital growth by investing at least 80% of its net assets in equity securities of small and midsize companies. The Fund defines small-cap companies as those having market values less than $1.5 billion or the highest market cap value in the Russell 2000 Index, whichever is greater, at the time of purchase.1 Mid-cap companies are those with market cap values not exceeding $8.5 billion.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This semiannual report for Franklin Small-Mid Cap Growth Fund covers the period ended October 31, 2006.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Small-Mid Cap Growth Fund -Class A had a -2.52% cumulative total return. The Fund underperformed its benchmarks, the Russell Midcap(R) Growth Index and the Standard & Poor's 500 Index (S&P 500), which had total returns of -0.58% and +6.11% for the same period.2 You can find the Fund's long-term performance data in the Performance Summary beginning on page 33.

1. The Russell 2000 Index is market capitalization weighted and measures performance of the 2,000 smallest companies in the Russell 3000 Index, which represent approximately 8% of total market capitalization of the Russell 3000 Index.

2. Source: Standard & Poor's Micropal. The Russell Midcap Growth Index is market capitalization weighted and measures performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 69.


                                                          Semiannual Report | 29

PORTFOLIO BREAKDOWN
Franklin Small-Mid Cap Growth Fund
Based on Total Net Assets as of 10/31/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

Electronic Technology*                                  25.8%
Health Technology*                                      10.7%
Technology Services*                                    10.5%
Finance                                                  8.4%
Health Services                                          6.6%
Producer Manufacturing                                   5.7%
Consumer Durables                                        4.3%
Communications                                           3.9%
Commercial Services                                      3.8%
Transportation                                           3.4%
Energy Minerals                                          3.2%
Industrial Services                                      3.1%
Consumer Services                                        2.3%
Retail Trade                                             2.3%
Other                                                    5.9%
Short-Term Investments & Other Net Assets                0.1%

* Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

INVESTMENT STRATEGY

We are research driven, fundamental investors pursuing a growth strategy. As "bottom-up" investors focusing primarily on individual securities, we choose companies that have identifiable drivers of future earnings growth and that present, in our opinion, the best trade-off between that earnings growth, business and financial risk, and valuation. We rely on a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages likely to lead to growth in earnings and/or share price. Competitive advantages such as a particular product niche, proven technology, sound financial profits and records, strong management and industry leadership are all factors we believe may contribute to strong growth potential.

MANAGER'S DISCUSSION

During the six months under review, market leadership shifted as economists debated the outlook of the economy and interest rates. By period-end, companies whose fortunes are linked to economic growth -- energy, minerals and electronic technology -- generally experienced stock price declines, while those linked to a slow growth economy and lower interest rate environment -- utilities, banks, and consumer-related companies -- generally experienced stock price appreciation.

The Fund's electronic technology sector exposure, although a detractor in absolute terms, included several positions that benefited the Fund's performance relative to the Russell Midcap Growth Index during the six months under review. For example, FLIR Systems, which develops specialized thermal imaging systems used for surveillance, was a significant contributor on an individual security basis. Our positions in F5 Networks, whose products and services help companies efficiently and securely manage their Internet traffic, and computer peripherals manufacturer Logitech International also benefited the Fund's returns.

Stock selection in the technology services sector contributed positively to the Fund's relative performance for the period under review. Notably, our overweighted position in information technology services company Cognizant Technology Solutions was a key contributor, as were our holdings in business software company Hyperion Solutions and Internet software and services firm Akamai Technologies, which was purchased in June. Consistent with our investment strategy, we found compelling growth prospects in a variety of technology companies, and overweighted positions in both the electronic technology and technology services sectors increased over the period.


30 | Semiannual Report

Stock selection in the producer manufacturing sector also helped the Fund's relative returns. The Fund's best performer in the sector was Terex, which manufactures industrial capital equipment used in the construction, infrastructure, mining, transportation, and refining industries.

As bottom-up managers, our focus generally is at the individual stock level in terms of selecting stocks and evaluating the results of our decisions. Other significant positive contributors to relative performance on an individual security basis for the past six months included our positions in freight forwarding and logistics services company Expeditors International of Washington; CapitalSource, a specialty finance company that provides loans to small- and medium-sized businesses; Allscripts Healthcare Solutions, which provides clinical software and information solutions to the health care market; and Fisher Scientific International, which provides products and services to the scientific research and clinical laboratory markets. We sold our investment in Fisher Scientific by period-end.

The Fund's relative underperformance during the period was largely due to stock selection in the retail trade sector. Our overweighted position in women's clothing retailer Chico's FAS was the most significant detractor on an individual stock basis. We sold out of our position in Chico's in July, just ahead of the stock's sharp drop in August, as we believed disappointing comparable sales and continued margin pressure would weigh on the company for some time. Our position in sports-related apparel retailer Zumiez also hindered Fund performance as the company's stock price fell during the reporting period, and we sold it by period-end.

Stock selection in the consumer services sector also hampered relative performance. Key detractors in this sector included subscription-based broadcaster XM Satellite Radio Holdings and casino owner and operator Station Casinos. We exited our position in Station Casinos during the period as we believed the growth outlook for the company had deteriorated.

Stock selection in the health services sector also hindered relative performance. Overweighted positions in Community Health Systems, which operates primary and acute care hospitals in mostly non-urban communities, and Omnicare, which provides pharmaceutical services to nursing homes, dragged on returns. We sold our Omnicare holding by period-end.

Other significant detractors on an individual security basis included our positions in semiconductor manufacturers Microsemi and Intersil. Rowan Cos., which provides contract drilling services, Oshkosh Truck, which manufactures commercial specialty vehicles and Tektronix, a company that supplies test, measurement, and monitoring products and services to the communications,

TOP 10 HOLDINGS
Franklin Small-Mid Cap Growth Fund
10/31/06

--------------------------------------------------------------------------------
COMPANY                                                              % OF TOTAL
SECTOR/INDUSTRY                                                      NET ASSETS
--------------------------------------------------------------------------------
Tektronix Inc.                                                             2.1%
 ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
NII Holdings Inc.                                                          2.0%
 COMMUNICATIONS
--------------------------------------------------------------------------------
Harris Corp.                                                               2.0%
 ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
Amdocs Ltd.                                                                1.8%
 TECHNOLOGY SERVICES
--------------------------------------------------------------------------------
Cognizant Technology Solutions Corp., A                                    1.8%
 TECHNOLOGY SERVICES
--------------------------------------------------------------------------------
Varian Medical Systems Inc.                                                1.7%
 HEALTH TECHNOLOGY
--------------------------------------------------------------------------------
Affiliated Managers Group Inc.                                             1.6%
 FINANCE
--------------------------------------------------------------------------------
Harman International Industries Inc.                                       1.6%
 CONSUMER DURABLES
--------------------------------------------------------------------------------
Microchip Technology                                                       1.6%
 ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
Bunge Ltd.                                                                 1.5%
 PROCESS INDUSTRIES
--------------------------------------------------------------------------------


                                                          Semiannual Report | 31
computer, and semiconductor industries, also dampened relative and absolute performance for the period.

We continue to follow our investment strategy, focusing on companies that exhibit what we consider to be clear growth drivers. We invest in those companies we believe provide the best trade-off between growth opportunity, and business and valuation risk. Our emphasis continues to be on owning "growth leaders" that have the opportunity to significantly increase their sales, earnings and cash flow over a three-to-five year period.

Thank you for your continued participation in Franklin Small-Mid Cap Growth Fund. We look forward to serving your future investment needs.


[PHOTO OMITTED]     /s/ Edward B. Jamieson

                    Edward B. Jamieson
                    Portfolio Manager
                    Franklin Small-Mid Cap Growth Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


32 | Semiannual Report

Performance Summary as of 10/31/06

FRANKLIN SMALL-MID CAP GROWTH FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

-------------------------------------------------------------------------------
CLASS A (SYMBOL: FRSGX)              CHANGE            10/31/06        4/30/06
-------------------------------------------------------------------------------
Net Asset Value (NAV)                -$1.03              $39.39         $40.42
-------------------------------------------------------------------------------
CLASS B (SYMBOL: FBSMX)              CHANGE            10/31/06        4/30/06
-------------------------------------------------------------------------------
Net Asset Value (NAV)                -$1.14              $38.17         $39.31
-------------------------------------------------------------------------------
CLASS C (SYMBOL: FRSIX)              CHANGE            10/31/06        4/30/06
-------------------------------------------------------------------------------
Net Asset Value (NAV)                -$1.11              $37.14         $38.25
-------------------------------------------------------------------------------
CLASS R (SYMBOL: FSMRX)              CHANGE            10/31/06        4/30/06
-------------------------------------------------------------------------------
Net Asset Value (NAV)                -$1.05              $38.93         $39.98
-------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FSGAX)        CHANGE            10/31/06        4/30/06
-------------------------------------------------------------------------------
Net Asset Value (NAV)                -$0.98              $39.95         $40.93
-------------------------------------------------------------------------------


                                                          Semiannual Report | 33

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.


---------------------------------------------------------------------------------------------------------------------------------
CLASS A                                     6-MONTH                 1-YEAR                 5-YEAR                   10-YEAR
---------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                    -2.52%                +10.21%                +45.33%                  +119.87%
---------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                -8.14%                 +3.88%                 +6.49%                    +7.56%
---------------------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3               $9,186                $10,388                $13,697                   $20,723
---------------------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4                                  -1.61%                 +7.58%                    +7.03%
---------------------------------------------------------------------------------------------------------------------------------
CLASS B                                     6-MONTH                 1-YEAR                 3-YEAR             INCEPTION (7/1/02)
---------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                    -2.90%                 +9.40%                +34.40%                   +56.88%
---------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                -6.78%                 +5.40%                 +9.53%                   +10.62%
---------------------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3               $9,322                $10,540                $13,140                   $15,488
---------------------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4                                  -0.42%                +11.24%                   +10.03%
---------------------------------------------------------------------------------------------------------------------------------
CLASS C                                     6-MONTH                 1-YEAR                 5-YEAR                   10-YEAR
---------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                    -2.90%                 +9.40%                +39.99%                  +104.04%
---------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                -3.87%                 +8.40%                 +6.96%                    +7.39%
---------------------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3               $9,613                $10,840                $13,999                   $20,404
---------------------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4                                  +2.59%                 +8.06%                    +6.85%
---------------------------------------------------------------------------------------------------------------------------------
CLASS R                                     6-MONTH                 1-YEAR                 3-YEAR            INCEPTION (1/1/02)
---------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                    -2.63%                 +9.98%                +36.44%                   +25.01%
---------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                -2.63%                 +9.98%                +10.91%                    +4.73%
---------------------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3               $9,737                $10,998                $13,644                   $12,501
---------------------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4                                  +4.12%                +12.61%                    +4.13%
---------------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS 5                             6-MONTH                 1-YEAR                 5-YEAR                   10-YEAR
---------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                    -2.39%                +10.52%                +47.18%                  +128.28%
---------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                -2.39%                +10.52%                 +8.04%                    +8.60%
---------------------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3               $9,761                $11,052                $14,718                   $22,828
---------------------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4                                  +4.63%                 +9.13%                    +8.06%
---------------------------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


34 | Semiannual Report

ENDNOTES

SMALL AND MIDSIZE COMPANY STOCKS CAN BE VOLATILE, ESPECIALLY OVER THE SHORT TERM. SMALLER OR RELATIVELY NEW COMPANIES CAN BE PARTICULARLY SENSITIVE TO CHANGING ECONOMIC CONDITIONS AND THEIR GROWTH PROSPECTS ARE LESS CERTAIN THAN THOSE OF LARGER, MORE ESTABLISHED COMPANIES. THE FUND'S PORTFOLIO INCLUDES INVESTMENTS IN TECHNOLOGY, WHICH HAS BEEN AMONG THE MARKET'S MOST VOLATILE SECTORS AND INVOLVES SPECIAL RISKS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:       Shares are available to certain eligible investors as
                     described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +114.82% and +8.09%.


                                                          Semiannual Report | 35

Your Fund's Expenses

FRANKLIN SMALL-MID CAP GROWTH FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


36 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------------------
                                              BEGINNING ACCOUNT       ENDING ACCOUNT        EXPENSES PAID DURING
CLASS A                                          VALUE 5/1/06         VALUE 10/31/06       PERIOD* 5/1/06-10/31/06
------------------------------------------------------------------------------------------------------------------
Actual                                              $1,000               $  974.80                 $4.88
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000               $1,020.27                 $4.99
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Actual                                              $1,000               $  971.00                 $8.59
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000               $1,016.48                 $8.79
------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------
Actual                                              $1,000               $  971.00                 $8.59
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000               $1,016.48                 $8.79
------------------------------------------------------------------------------------------------------------------
CLASS R
------------------------------------------------------------------------------------------------------------------
Actual                                              $1,000               $  973.70                 $6.12
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000               $1,019.00                 $6.26
------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------
Actual                                              $1,000               $  976.10                 $3.64
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000               $1,021.53                 $3.72
------------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.98%; B: 1.73%; C: 1.73%; R: 1.23%; and Advisor: 0.73%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                          Semiannual Report | 37

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN AGGRESSIVE GROWTH FUND

                                                  ---------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                  OCTOBER 31, 2006                       YEAR ENDED APRIL 30,
CLASS A                                              (UNAUDITED)         2006         2005         2004         2003         2002
                                                  ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........       $  18.30       $  13.33     $  12.57     $   9.50     $  12.39     $  15.30
                                                  ---------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b ...............          (0.05)         (0.15)       (0.14)       (0.15)       (0.13)       (0.15)

 Net realized and unrealized gains (losses) ...          (1.04)          5.12         0.90         3.22        (2.76)       (2.76)
                                                  ---------------------------------------------------------------------------------
Total from investment operations ..............          (1.09)          4.97         0.76         3.07        (2.89)       (2.91
                                                  ---------------------------------------------------------------------------------
Redemption fees ...............................             -- d           -- d         -- d         --           --           --
                                                  ---------------------------------------------------------------------------------
Net asset value, end of period ................       $  17.21       $  18.30     $  13.33     $  12.57     $   9.50     $  12.39
                                                  =================================================================================
Total return c ................................          (5.90)%        37.28%        6.05%       32.32%      (23.33)%     (19.02)%
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............       $102,659       $113,713     $ 80,611     $ 86,983     $ 67,934     $100,240

Ratios to average net assets:

 Expenses before waiver and payments
  by affiliates ...............................           1.35% e        1.39%        1.51%       1.62%        1.80%        1.57%

 Expenses net of waiver and payments
  by affiliates ...............................           1.35% e,f      1.39% f      1.51% f      1.62%        1.80%        1.50%

 Net investment income (loss) .................          (0.63)% e      (0.92)%      (1.05)%      (1.26)%      (1.35)%      (1.12)%

Portfolio turnover rate .......................         105.70%        183.31%      157.48%      114.66%       93.49%      120.87%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.

38 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

FRANKLIN AGGRESSIVE GROWTH FUND

                                                  ---------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                  OCTOBER 31, 2006                        YEAR ENDED APRIL 30,
CLASS B                                              (UNAUDITED)           2006         2005         2004         2003         2002
                                                  ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........       $  17.53       $  12.87     $  12.22     $   9.30     $  12.20     $  15.17
                                                  ---------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b ...............          (0.11)         (0.26)       (0.23)       (0.22)       (0.19)       (0.23)

 Net realized and unrealized gains (losses) ...          (0.99)          4.92         0.88         3.14        (2.71)       (2.74)
                                                  ---------------------------------------------------------------------------------
Total from investment operations ..............          (1.10)          4.66         0.65         2.92        (2.90)       (2.97)
                                                  ---------------------------------------------------------------------------------
Redemption fees ...............................             -- d           -- d         -- d         --           --           --
                                                  ------------------ --------------------------------------------------------------
Net asset value, end of period ................       $  16.43       $  17.53     $  12.87     $  12.22     $   9.30     $  12.20
                                                  =================================================================================

Total return c ................................          (6.22)%        36.21%        5.32%       31.40%      (23.77)%     (19.58)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............       $ 16,667       $ 19,508     $ 17,017     $ 18,059     $ 13,100     $ 20,259

Ratios to average net assets:

 Expenses before waiver and payments
  by affiliates ...............................           2.05%e         2.13%        2.21%        2.28%        2.47%        2.24%

 Expenses net of waiver and payments
  by affiliates ...............................           2.05% e,f      2.13% f      2.21% f      2.28%        2.47%        2.17%

 Net investment income (loss) .................          (1.33)% e      (1.66)%      (1.75)%      (1.92)%      (2.02)%      (1.78)%

Portfolio turnover rate .......................         105.70%        183.31%      157.48%      114.66%       93.49%      120.87%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 39

Franklin Strategic Series

FRANKLIN AGGRESSIVE GROWTH FUND

                                                  ---------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                  OCTOBER 31, 2006                       YEAR ENDED APRIL 30,
CLASS C                                              (UNAUDITED)         2006         2005         2004         2003         2002
                                                  ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........       $  17.49       $  12.84     $  12.19     $   9.28     $  12.18     $  15.14
                                                  ---------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b ...............          (0.11)         (0.26)       (0.23)       (0.22)       (0.19)       (0.23)

 Net realized and unrealized gains (losses) ...          (0.98)          4.91         0.88         3.13        (2.71)       (2.73)
                                                  ---------------------------------------------------------------------------------
Total from investment operations ..............          (1.09)          4.65         0.65         2.91        (2.90)       (2.96)
                                                  ---------------------------------------------------------------------------------
Redemption fees ...............................             -- d           -- d         -- d         --           --           --
                                                  ---------------------------------------------------------------------------------
Net asset value, end of period ................       $  16.40       $  17.49     $  12.84     $  12.19     $   9.28     $  12.18
                                                  =================================================================================

Total return c ................................          (6.23)%        36.21%        5.33%       31.36%      (23.81)%     (19.55)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............       $ 27,791       $ 31,167     $ 24,450     $ 30,054     $ 25,660     $ 40,877

Ratios to average net assets:

 Expenses before waiver and payments
  by affiliates ...............................           2.06% e        2.14%        2.22%        2.29%        2.48%        2.24%

 Expenses net of waiver and payments
  by affiliates ...............................           2.06% e,f      2.14% f      2.22% f      2.29%        2.48%        2.17%

 Net investment income (loss) .................          (1.34)% e      (1.67)%      (1.76)%      (1.93)%      (2.03)%      (1.77)%

Portfolio turnover rate .......................         105.70%        183.31%      157.48%      114.66%       93.49%      120.87%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.


40 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

FRANKLIN AGGRESSIVE GROWTH FUND

                                                  ---------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                  OCTOBER 31, 2006                       YEAR ENDED APRIL 30,
CLASS C                                              (UNAUDITED)         2006         2005         2004         2003         2002 g
                                                  ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........       $  18.12       $  13.24     $  12.51     $   9.47     $  12.38     $ 13.75
                                                  ---------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b ...............          (0.07)         (0.19)       (0.17)       (0.17)       (0.14)      (0.06)

 Net realized and unrealized gains (losses) ...          (1.02)          5.07         0.90         3.21        (2.77)      (1.31)
                                                  ---------------------------------------------------------------------------------
Total from investment operations ..............          (1.09)          4.88         0.73         3.04        (2.91)      (1.37)
                                                  ---------------------------------------------------------------------------------
Redemption fees ...............................           -- d           -- d         -- d           --           --          --
                                                  ---------------------------------------------------------------------------------
Net asset value, end of period ................       $  17.03       $  18.12     $  13.24     $  12.51     $   9.47     $ 12.38
                                                  =================================================================================

Total return c ................................          (6.02)%        36.86%        5.84%       32.10%      (23.51)%     (9.96)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............       $  6,835       $  5,171     $  3,041     $  1,761     $    608     $    53

Ratios to average net assets:

 Expenses .....................................           1.56% e,f      1.64% f      1.72% f      1.79%        1.98%       1.75% e

 Net investment income (loss) .................          (0.84)% e      (1.17)%      (1.26)%      (1.43)%      (1.53)%     (1.48)% e

Portfolio turnover rate .......................         105.70%        183.31%      157.48%      114.66%       93.49%     120.87%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.

g     For the period January 1, 2002 (effective date) to April 30, 2002.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 41

Franklin Strategic Series

FRANKLIN AGGRESSIVE GROWTH FUND

                                                  -------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                  OCTOBER 31, 2006                        YEAR ENDED APRIL 30,
ADVISOR CLASS                                       (UNAUDITED)         2006         2005         2004         2003         2002
                                                  -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........       $  18.68      $  13.58     $  12.77     $   9.62     $  12.51     $  15.40
                                                  -------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b ...............          (0.03)        (0.11)       (0.10)       (0.11)       (0.10)       (0.10)

 Net realized and unrealized gains (losses) ...          (1.04)         5.21         0.91         3.26        (2.79)       (2.79)
                                                  -------------------------------------------------------------------------------
Total from investment operations ..............          (1.07)         5.10         0.81         3.15        (2.89)       (2.89)
                                                  -------------------------------------------------------------------------------
Redemption fees ...............................             -- d          -- d         -- d         --           --           --
                                                  -------------------------------------------------------------------------------
Net asset value, end of period ................       $  17.61      $  18.68     $  13.58     $  12.77     $   9.62     $  12.51
                                                  ===============================================================================

Total return c ................................          (5.73)%       37.56%        6.34%       32.74%      (23.10)%     (18.77)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............       $ 79,191      $ 36,744     $ 22,731     $ 22,374     $ 17,369     $ 10,839

Ratios to average net assets:

 Expenses before waiver and payments
  by affiliates ...............................           1.06% e       1.14%        1.22%        1.29%        1.48%        1.25%

 Expenses net of waiver and payments
  by affiliates ...............................           1.06% e,f     1.14% f      1.22% f      1.29%        1.48%        1.18%

 Net investment income (loss) .................          (0.34)% e     (0.67)%      (0.76)%      (0.93)%      (1.03)%      (0.77)%

Portfolio turnover rate .......................         105.70%       183.31%      157.48%      114.66%       93.49%      120.87%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c     Total return is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.


42 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, OCTOBER 31, 2006 (UNAUDITED)

----------------------------------------------------------------------------------
  FRANKLIN AGGRESSIVE GROWTH FUND               COUNTRY      SHARES       VALUE
----------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 92.4%
  COMMON STOCKS 92.0%
  COMMERCIAL SERVICES 3.3%
a Concur Technologies Inc. ...............   United States   117,100   $ 1,866,574
  Corporate Executive Board Co. ..........   United States    45,160     4,056,271
  SEI Investments Co. ....................   United States    30,750     1,730,610
                                                                       -----------
                                                                         7,653,455
                                                                       -----------
  COMMUNICATIONS 4.6%
a NII Holdings Inc. ......................   United States   121,220     7,882,937
a SBA Communications Corp. ...............   United States   104,890     2,801,612
                                                                       -----------
                                                                        10,684,549
                                                                       -----------
  CONSUMER DURABLES 0.9%
a Select Comfort Corp. ...................   United States    93,330     1,995,395
                                                                       -----------
  CONSUMER NON-DURABLES 0.9%
a Coach Inc. .............................   United States    50,500     2,001,820
                                                                       -----------
  CONSUMER SERVICES 3.5%
a Panera Bread Co. .......................   United States    19,530     1,206,954
a Starbucks Corp. ........................   United States    68,700     2,593,425
  Starwood Hotels & Resorts Worldwide Inc.   United States    48,020     2,868,715
a XM Satellite Radio Holdings Inc., A ....   United States   125,940     1,468,460
                                                                       -----------
                                                                         8,137,554
                                                                       -----------
  DISTRIBUTION SERVICES 1.9%
a MWI Veterinary Supply Inc. .............   United States    63,964     2,143,434
a WESCO International Inc. ...............   United States    35,670     2,328,181
                                                                       -----------
                                                                         4,471,615
                                                                       -----------
  ELECTRONIC TECHNOLOGY 20.7%
a Apple Computer Inc. ....................   United States    57,720     4,679,938
a ASML Holding NV, N.Y. shs ..............    Netherlands    152,030     3,472,365
a Broadcom Corp., A ......................   United States    78,400     2,373,168
a Cisco Systems Inc. .....................   United States   288,000     6,949,440
  Harris Corp. ...........................   United States    83,630     3,562,638
a Hittite Microwave Corp. ................   United States    16,800       576,072
a Juniper Networks Inc. ..................   United States   101,800     1,752,996
  Microchip Technology Inc. ..............   United States   110,650     3,643,704
a Network Appliance Inc. .................   United States   130,360     4,758,140
a NVIDIA Corp. ...........................   United States    71,100     2,479,257
  Precision Castparts Corp. ..............   United States    65,630     4,466,778
  QUALCOMM Inc. ..........................   United States    92,810     3,377,356
a Rackable Systems Inc. ..................   United States    72,600     2,251,326
a Trimble Navigation Ltd. ................   United States    84,050     3,884,791
                                                                       -----------
                                                                        48,227,969
                                                                       -----------
  ENERGY MINERALS 1.0%
  Peabody Energy Corp. ...................   United States    56,400     2,367,108
                                                                       -----------


                                                          Semiannual Report | 43

Franklin Strategic Series

---------------------------------------------------------------------------------------------
    FRANKLIN AGGRESSIVE GROWTH FUND                      COUNTRY       SHARES        VALUE
---------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    COMMON STOCKS (CONTINUED)
    FINANCE 7.7%
    BlackRock Inc. ................................   United States      28,540   $ 4,304,974
    Chicago Mercantile Exchange Holdings Inc. .....   United States       6,080     3,046,080
    The Goldman Sachs Group Inc. ..................   United States      34,170     6,485,124
a,b Industrial and Commercial Bank of China, 144A .       China       3,520,100     1,575,110
    optionsXpress Holdings Inc. ...................   United States      85,500     2,657,340
                                                                                  -----------
                                                                                   18,068,628
                                                                                  -----------
    HEALTH SERVICES 6.5%
  a Allscripts Healthcare Solutions Inc.  .........   United States      86,580     2,042,422
  a Covance Inc.  .................................   United States      59,290     3,468,465
  a Express Scripts Inc. ..........................   United States      32,130     2,047,324
  a Psychiatric Solutions Inc. ....................   United States      49,980     1,659,336
  a Stericycle Inc. ...............................   United States      52,670     3,724,296
  a WellCare Health Plans Inc. ....................   United States      37,420     2,198,425
                                                                                  -----------
                                                                                   15,140,268
                                                                                  -----------
    HEALTH TECHNOLOGY 13.0%
  a Celgene Corp. .................................   United States     132,310     7,070,647
  a Endo Pharmaceuticals Holdings Inc. ............   United States      39,850     1,137,319
  a Gilead Sciences Inc. ..........................   United States      73,000     5,029,700
  a IDEXX Laboratories Inc. .......................   United States      39,560     3,291,788
  a Mindray Medical International Ltd., ADR .......       China          68,200     1,234,420
  a Myriad Genetics Inc. ..........................   United States      95,660     2,572,297
    Novo-Nordisk AS, B ............................      Denmark         30,530     2,305,315
    Roche Holding AG, ADR .........................    Switzerland       88,200     7,715,329
                                                                                  -----------
                                                                                   30,356,815
                                                                                  -----------
    INDUSTRIAL SERVICES 1.9%
  a FMC Technologies Inc. .........................   United States      30,740     1,858,233
    Schlumberger Ltd. .............................   United States      40,400     2,548,432
                                                                                  -----------
                                                                                    4,406,665
                                                                                  -----------
    PRODUCER MANUFACTURING 1.9%
  a Gardner Denver Inc. ...........................   United States      71,300     2,423,487
    Oshkosh Truck Corp. ...........................   United States      45,010     2,034,902
                                                                                  -----------
                                                                                    4,458,389
                                                                                  -----------
    RETAIL TRADE 6.7%
    American Eagle Outfitters Inc. ................   United States      50,400     2,308,320
    Best Buy Co. Inc. .............................   United States      43,300     2,392,325
    Fastenal Co. ..................................   United States      74,400     2,993,856
  a GameStop Corp., A .............................   United States      46,900     2,394,714
  a Kohl's Corp. ..................................   United States      44,490     3,140,994
  a Zumiez Inc. ...................................   United States      75,490     2,480,601
                                                                                  -----------
                                                                                   15,710,810
                                                                                  -----------

44 | Semiannual Report

Franklin Strategic Series

-----------------------------------------------------------------------------------------------------------------------
      FRANKLIN AGGRESSIVE GROWTH FUND                                           COUNTRY        SHARES         VALUE
-----------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      COMMON STOCKS (CONTINUED)
      TECHNOLOGY SERVICES 15.5%
      Adobe Systems Inc. .................................................   United States       61,500   $  2,352,375
    a Akamai Technologies Inc. ...........................................   United States       47,530      2,227,256
    a Amdocs Ltd. ........................................................   United States      117,910      4,570,192
    a Cognizant Technology Solutions Corp., A ............................   United States       65,240      4,911,267
    a DealerTrack Holdings Inc. ..........................................   United States       77,100      1,965,279
      Global Payments Inc. ...............................................   United States       76,700      3,352,557
    a Google Inc., A .....................................................   United States       10,240      4,878,233
    a Intuit Inc. ........................................................   United States      100,110      3,533,883
      Paychex Inc. .......................................................   United States      136,700      5,396,916
    a Salesforce.com Inc. ................................................   United States       74,410      2,903,478
                                                                                                          ------------
                                                                                                            36,091,436
                                                                                                          ------------
      TRANSPORTATION 2.0%
      C.H. Robinson Worldwide Inc. .......................................   United States       57,530      2,401,302
      Knight Transportation Inc. .........................................   United States      127,435      2,321,866
                                                                                                          ------------
                                                                                                             4,723,168
                                                                                                          ------------
      TOTAL COMMON STOCKS (COST $176,193,937) ............................                                 214,495,644
                                                                                                          ------------
      PREFERRED STOCK (COST $873,300) 0.4%
      ELECTRONIC TECHNOLOGY 0.4%
a,c,d Dilithium Networks Inc., depository receipt, D, pfd., 144A, PIPES ..   United States      374,806        873,298
                                                                                                          ------------
      TOTAL LONG TERM INVESTMENTS (COST $177,067,237) ....................                                 215,368,942
                                                                                                          ------------
      SHORT TERM INVESTMENT (COST $16,042,090) 6.9%
      MONEY MARKET FUND 6.9%
    e Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.96%   United States   16,042,090     16,042,090
                                                                                                          ------------
      TOTAL INVESTMENTS (COST $193,109,327) 99.3% ........................                                 231,411,032
      OTHER ASSETS, LESS LIABILITIES 0.7% ................................                                   1,732,694
                                                                                                          ------------
      NET ASSETS 100.0% ..................................................                                $233,143,726
                                                                                                          ============

See Selected Portfolio Abbreviations on page 74.

a     Non-income producing for the twelve months ended October 31, 2006.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2006, the value of this security was $1,575,110, representing 0.68% of net assets.

c     See Note 8 regarding restricted securities.

d Security has been deemed illiquid because it may not be able to be sold within seven days. At October 31, 2006, the value of this security was $873,298, representing 0.37% of net assets.

e See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 45

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN FLEX CAP GROWTH FUND

                                           ----------------------------------------------------------------------------------------
                                           SIX MONTHS
                                             ENDED
                                           OCTOBER 31,
                                              2006                                   YEAR ENDED APRIL 30,
CLASS A                                    (UNAUDITED)            2006          2005           2004           2003           2002
                                           ----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
the period)

Net asset value, beginning of period ...   $    42.45       $    35.26    $    33.76     $    25.56     $    30.71     $    34.05
                                           ----------------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b ........         0.04             0.11         (0.10)         (0.09)         (0.08)         (0.09)

 Net realized and unrealized gains
  (losses) . ...........................        (0.43)            7.08          1.60           8.29          (5.07)         (3.25)
                                           ----------------------------------------------------------------------------------------
Total from investment operations .......        (0.39)            7.19          1.50           8.20          (5.15)         (3.34)
                                           ----------------------------------------------------------------------------------------
Redemption fees ........................           -- d             -- d          -- d           --             --             --
                                           ----------------------------------------------------------------------------------------
Net asset value, end of period .........   $    42.06       $    42.45    $    35.26     $    33.76     $    25.56     $    30.71
                                           ========================================================================================

Total return c .........................        (0.92)%          20.39%         4.44%         32.08%        (16.77)%        (9.81)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ......   $2,006,895       $2,070,364    $1,505,342     $1,456,685     $1,025,348     $1,398,753

Ratios to average net assets:

 Expenses ..............................         0.94% e,f        0.93% f       0.96% f        1.01%          1.07%          1.00%

 Net investment income (loss) ..........         0.19% e          0.27%        (0.29)%        (0.29)%        (0.31)%        (0.29)%

Portfolio turnover rate ................        31.30%           66.63%        41.91%         39.92%         32.93%         48.55%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.


46 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

FRANKLIN FLEX CAP GROWTH FUND

                                                 --------------------------------------------------------------------------------
                                                 SIX MONTHS
                                                   ENDED
                                                 OCTOBER 31,
                                                    2006                               YEAR ENDED APRIL 30,
CLASS B                                          (UNAUDITED)          2006         2005         2004         2003         2002
                                                 --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........   $  40.14        $  33.59     $  32.40     $  24.72     $  29.92     $  33.43
                                                 --------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b ...............      (0.10)          (0.19)       (0.35)       (0.31)       (0.26)       (0.32)

 Net realized and unrealized gains (losses) ...      (0.42)           6.74         1.54         7.99        (4.94)       (3.19)
                                                 --------------------------------------------------------------------------------
Total from investment operations ..............      (0.52)           6.55         1.19         7.68        (5.20)       (3.51)
                                                 --------------------------------------------------------------------------------
Redemption fees ...............................         -- d            -- d         -- d         --           --           --
                                                 --------------------------------------------------------------------------------
Net asset value, end of period ................   $  39.62        $  40.14     $  33.59     $  32.40     $  24.72     $  29.92
                                                 ================================================================================

Total return c ................................      (1.30)%         19.50%        3.67%       31.07%      (17.38)%     (10.50)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............   $127,484        $143,477     $136,052     $134,589     $ 92,632     $116,075

Ratios to average net assets:

 Expenses .....................................       1.69% e,f       1.68% f      1.70% f      1.76%        1.82%        1.75%

 Net investment income (loss) .................      (0.56)% e       (0.48)%      (1.03)%      (1.04)%      (1.06)%      (1.05)%

Portfolio turnover rate .......................      31.30%          66.63%       41.91%       39.92%       32.93%       48.55%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 47

Franklin Strategic Series

FRANKLIN FLEX CAP GROWTH FUND

                                                 --------------------------------------------------------------------------------
                                                 SIX MONTHS
                                                   ENDED
                                                 OCTOBER 31,
                                                    2006                               YEAR ENDED APRIL 30,
CLASS C                                          (UNAUDITED)          2006         2005         2004         2003         2002
                                                 --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........   $  40.22        $  33.66     $  32.47     $  24.77     $  29.98     $  33.50
                                                 --------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b ...............      (0.10)          (0.18)       (0.35)       (0.31)       (0.26)       (0.32)

 Net realized and unrealized gains (losses) ...      (0.42)           6.74         1.54         8.01        (4.95)       (3.20)
                                                 --------------------------------------------------------------------------------
Total from investment operations ..............      (0.52)           6.56         1.19         7.70        (5.21)       (3.52)
                                                 --------------------------------------------------------------------------------
Redemption fees ...............................         -- d            -- d         -- d         --           --           --
                                                 --------------------------------------------------------------------------------
Net asset value, end of period ................   $  39.70        $  40.22     $  33.66     $  32.47     $  24.77     $  29.98
                                                 ================================================================================

Total return c ................................      (1.29)%         19.49%        3.67%       31.09%      (17.38)%     (10.51)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............   $366,525        $388,478     $296,868     $298,114     $219,023     $299,840

Ratios to average net assets:

 Expenses .....................................       1.68% e,f       1.68% f      1.71% f      1.76%        1.82%        1.74%

 Net investment income (loss) .................      (0.55)% e       (0.48)%      (1.04)%      (1.04)%      (1.06)%      (1.04)%

Portfolio turnover rate .......................      31.30%          66.63%       41.91%       39.92%       32.93%       48.55%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.


48 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

FRANKLIN FLEX CAP GROWTH FUND

                                                 -------------------------------------------------------------------------------
                                                 SIX MONTHS
                                                   ENDED
                                                 OCTOBER 31,
                                                    2006                               YEAR ENDED APRIL 30,
CLASS R                                          (UNAUDITED)          2006         2005         2004         2003       2002 g
                                                 -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........   $  42.01        $  34.98     $  33.57     $  25.49     $  30.68     $  31.84
                                                 -------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b ...............      (0.01)           0.01        (0.19)       (0.18)       (0.16)       (0.12)

 Net realized and unrealized gains (losses) ...      (0.43)           7.02         1.60         8.26        (5.03)       (1.04)
                                                 -------------------------------------------------------------------------------
Total from investment operations ..............      (0.44)           7.03         1.41         8.08        (5.19)       (1.16)
                                                 -------------------------------------------------------------------------------
Redemption fees ...............................         -- d            -- d         -- d         --           --           --
                                                 -------------------------------------------------------------------------------
Net asset value, end of period ................   $  41.57        $  42.01     $  34.98     $  33.57     $  25.49     $  30.68
                                                 ===============================================================================

Total return c ................................      (1.02)%         20.07%        4.20%       31.70%      (16.92)%      (3.64)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............   $ 83,596        $ 91,229     $ 69,103     $ 44,988     $ 15,123     $    443

Ratios to average net assets:

 Expenses .....................................       1.19% e,f       1.18% f      1.21% f      1.26%        1.32%        1.24% e

 Net investment income (loss) .................      (0.06)% e        0.02%       (0.54)%      (0.54)%      (0.56)%      (1.21)% e

Portfolio turnover rate .......................      31.30%          66.63%       41.91%       39.92%       32.93%       48.55%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.

g     For the period January 1, 2002 (effective date) to April 30, 2002.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 49

Franklin Strategic Series

FRANKLIN FLEX CAP GROWTH FUND

                                                -----------------------------------------
                                                 SIX MONTHS
                                                   ENDED
                                                 OCTOBER 31,
                                                    2006           YEAR ENDED APRIL 30,
ADVISOR CLASS                                    (UNAUDITED)        2006        2005 g
                                                -----------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........   $  42.63       $  35.32      $  33.35
                                                -----------------------------------------
Income from investment operations a:

 Net investment income (loss) b ...............       0.09           0.23         (0.01)

 Net realized and unrealized gains (losses) ...      (0.43)          7.08          1.98
                                                -----------------------------------------
Total from investment operations ..............      (0.34)          7.31          1.97
                                                -----------------------------------------
Redemption fees ...............................         -- d           -- d          -- d
                                                -----------------------------------------
Net asset value, end of period ................   $  42.29       $  42.63      $  35.32
                                                =========================================

Total return c ................................      (0.77)%        20.67%         5.91%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............   $295,662       $209,680      $ 71,193

Ratios to average net assets:

 Expenses .....................................       0.69% e,f      0.68% f      0.71% e,f

 Net investment income (loss) .................       0.44% e        0.52%       (0.04)% e

Portfolio turnover rate .......................      31.30%         66.63%        41.91%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c     Total return is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.

g     For the period August 2, 2004 (effective date) to April 30, 2005.


50 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, OCTOBER 31, 2006 (UNAUDITED)

------------------------------------------------------------------------------
    FRANKLIN FLEX CAP GROWTH FUND                    SHARES           VALUE
------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 98.1%
    COMMON STOCKS 97.1%
    COMMERCIAL SERVICES 4.2%
    Corporate Executive Board Co. ...............      300,000    $ 26,946,000
    Moody's Corp. ...............................      400,000      26,520,000
    Robert Half International Inc. ..............      629,300      23,000,915
  a SAIC Inc. ...................................      536,200      10,724,000
    SEI Investments Co. .........................      600,000      33,768,000
                                                                  ------------
                                                                   120,958,915
                                                                  ------------
    COMMUNICATIONS 6.0%
    America Movil SA de CV, L, ADR (Mexico) .....    1,150,000      49,300,500
  a American Tower Corp., A .....................    1,250,000      45,025,000
    AT&T Inc. ...................................      900,000      30,825,000
  a NII Holdings Inc. ...........................      750,000      48,772,500
                                                                  ------------
                                                                   173,923,000
                                                                  ------------
    CONSUMER DURABLES 1.0%
    Harman International Industries Inc. ........      275,000      28,146,250
                                                                  ------------
    CONSUMER NON-DURABLES 2.7%
    PepsiCo Inc. ................................      675,000      42,822,000
    The Procter & Gamble Co. ....................      550,000      34,864,500
                                                                  ------------
                                                                    77,686,500
                                                                  ------------
    CONSUMER SERVICES 3.5%
    Carnival Corp. ..............................      500,000      24,410,000
  a Starbucks Corp. .............................    1,150,000      43,412,500
    The Walt Disney Co. .........................    1,000,000      31,460,000
                                                                  ------------
                                                                    99,282,500
                                                                  ------------
    DISTRIBUTION SERVICES 2.1%
  a Beacon Roofing Supply Inc. ..................    1,200,000      23,760,000
  a WESCO International Inc. ....................      550,000      35,898,500
                                                                  ------------
                                                                    59,658,500
                                                                  ------------
    ELECTRONIC TECHNOLOGY 17.6%
  a Apple Computer Inc. .........................      650,000      52,702,000
  a Cisco Systems Inc. ..........................    2,000,000      48,260,000
a,b FLIR Systems Inc. ...........................      950,000      30,343,000
    Harris Corp. ................................    1,150,000      48,990,000
  a Lam Research Corp. ..........................      500,000      24,725,000
    Microchip Technology Inc. ...................    1,500,000      49,395,000
  a Network Appliance Inc. ......................    1,025,000      37,412,500
  a NVIDIA Corp. ................................      800,000      27,896,000
    Precision Castparts Corp. ...................      650,000      44,239,000
    QUALCOMM Inc. ...............................    1,000,000      36,390,000
    Rockwell Automation Inc. ....................      350,000      21,700,000
    Rockwell Collins Inc. .......................      350,000      20,328,000
a,b SiRF Technology Holdings Inc. ...............      950,000      26,714,000
a,b SunPower Corp., A ...........................      550,000      18,507,500
    Texas Instruments Inc. ......................      650,000      19,617,000
                                                                  ------------
                                                                   507,219,000
                                                                  ------------


                                                          Semiannual Report | 51

Franklin Strategic Series

--------------------------------------------------------------------------------
  FRANKLIN FLEX CAP GROWTH FUND                      SHARES           VALUE
--------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  COMMON STOCKS (CONTINUED)
  ENERGY MINERALS 2.4%
a Newfield Exploration Co. .....................       850,000     $ 34,671,500
a Southwestern Energy Co. ......................     1,000,000       35,580,000
                                                                   ------------
                                                                     70,251,500
                                                                   ------------
  FINANCE 11.2%
  Assurant Inc. ................................       200,000       10,532,000
  Capital One Financial Corp. ..................       400,000       31,732,000
  CapitalSource Inc. ...........................     1,428,925       39,638,379
  Chicago Mercantile Exchange Holdings Inc. ....        90,000       45,090,000
a E*TRADE Financial Corp. ......................     1,300,000       30,264,000
  The Goldman Sachs Group Inc. .................       200,000       37,958,000
  Nuveen Investments Inc., A ...................       750,000       36,975,000
  T. Rowe Price Group Inc. .....................       750,000       35,482,500
  Wachovia Corp. ...............................       341,591       18,958,301
  Wells Fargo & Co. ............................     1,000,000       36,290,000
                                                                   ------------
                                                                    322,920,180
                                                                   ------------
  HEALTH SERVICES 6.6%
a Allscripts Healthcare Solutions Inc. .........     1,150,000       27,128,500
a Express Scripts Inc. .........................       275,000       17,523,000
a Laboratory Corp. of America Holdings .........       350,000       23,971,500
  Pharmaceutical Product Development Inc. ......     1,000,000       31,650,000
a Stericycle Inc. ..............................       500,000       35,355,000
a VCA Antech Inc. ..............................     1,650,000       53,410,500
                                                                   ------------
                                                                    189,038,500
                                                                   ------------
  HEALTH TECHNOLOGY 13.8%
a Amgen Inc. ...................................       250,000       18,977,500
  AstraZeneca PLC, ADR (United Kingdom) ........       350,000       20,545,000
a Celgene Corp. ................................     1,050,000       56,112,000
a Endo Pharmaceuticals Holdings Inc. ...........       527,900       15,066,267
a Genentech Inc. ...............................       300,000       24,990,000
a Genzyme Corp. ................................       500,000       33,755,000
a Gilead Sciences Inc. .........................       600,000       41,340,000
  Johnson & Johnson ............................       650,000       43,810,000
a Nuvelo Inc. ..................................       900,000       16,596,000
a ResMed Inc. ..................................       500,000       21,995,000
  Roche Holding AG, ADR (Switzerland) ..........       250,000       21,868,847
  Schering-Plough Corp. ........................     2,000,000       44,280,000
a Varian Medical Systems Inc. ..................       700,000       38,402,000
                                                                   ------------
                                                                    397,737,614
                                                                   ------------
  INDUSTRIAL SERVICES 2.1%
a Helix Energy Solutions Group Inc. ............     1,100,000       35,530,000
  Smith International Inc. .....................       650,000       25,662,000
                                                                   ------------
                                                                     61,192,000
                                                                   ------------


52 | Semiannual Report

Franklin Strategic Series

----------------------------------------------------------------------------------------
      FRANKLIN FLEX CAP GROWTH FUND                           SHARES          VALUE
----------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      COMMON STOCKS (CONTINUED)
      PROCESS INDUSTRIES 2.6%
      Ecolab Inc. .........................................     850,000   $   38,547,500
      Praxair Inc. ........................................     600,000       36,150,000
                                                                          --------------
                                                                              74,697,500
                                                                          --------------
      PRODUCER MANUFACTURING 2.1%
      General Electric Co. ................................     750,000       26,332,500
    a Goodman Global Inc. .................................   1,000,000       16,070,000
      Oshkosh Truck Corp. .................................     400,000       18,084,000
                                                                          --------------
                                                                              60,486,500
                                                                          --------------
      REAL ESTATE INVESTMENT TRUST 0.9%
      Alexandria Real Estate Equities Inc. ................     250,000       24,925,000
                                                                          --------------
      RETAIL TRADE 3.6%
      CVS Corp. ...........................................   1,650,000       51,777,000
      The Home Depot Inc. .................................     525,000       19,598,250
      Target Corp. ........................................     550,000       32,549,000
                                                                          --------------
                                                                             103,924,250
                                                                          --------------
      TECHNOLOGY SERVICES 11.6%
      Adobe Systems Inc. ..................................   1,000,000       38,250,000
    a Akamai Technologies Inc. ............................     600,000       28,116,000
    a Amdocs Ltd. .........................................     750,000       29,070,000
    a Cognizant Technology Solutions Corp., A .............     850,000       63,988,000
    a Google Inc., A ......................................     110,000       52,402,900
      Microsoft Corp. .....................................     700,000       20,097,000
    a Oracle Corp. ........................................   2,100,000       38,787,000
      Paychex Inc. ........................................     900,000       35,532,000
    a Salesforce.com Inc. .................................     700,000       27,314,000
                                                                          --------------
                                                                             333,556,900
                                                                          --------------
      TRANSPORTATION 2.7%
      C.H. Robinson Worldwide Inc. ........................     800,000       33,392,000
      Expeditors International of Washington Inc. .........     900,000       42,669,000
                                                                          --------------
                                                                              76,061,000
                                                                          --------------
      UTILITIES 0.4%
      American States Water Co. ...........................     300,000       12,600,000
                                                                          --------------
      TOTAL COMMON STOCKS (COST $2,141,487,507) ...........                2,794,265,609
                                                                          --------------
      CONVERTIBLE PREFERRED STOCKS 1.0%
      ELECTRONIC TECHNOLOGY 0.0% c
a,d,e Anda Networks, cvt. pfd., D .........................     145,772           65,131
                                                                          --------------
      HEALTH TECHNOLOGY 1.0%
a,d,e Fibrogen Inc., cvt. pfd., E .........................   2,227,171       14,966,589
    d,e Masimo Corp., cvt. pfd., F ........................     772,727       13,684,995
                                                                          --------------
                                                                              28,651,584
                                                                          --------------
      TOTAL CONVERTIBLE PREFERRED STOCKS (COST $20,499,995)                   28,716,715
                                                                          --------------
      TOTAL LONG TERM INVESTMENTS (COST $2,161,987,502) ...                2,822,982,324
                                                                          --------------


                                                          Semiannual Report | 53

Franklin Strategic Series

-----------------------------------------------------------------------------------------------------------------------
  FRANKLIN FLEX CAP GROWTH FUND                                                            SHARES           VALUE
-----------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS 3.7%
  MONEY MARKET FUND (COST $81,621,216) 2.8%
f Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.96% ................    81,621,216   $    81,621,216
                                                                                                        ---------------


                                                                                          -----------
                                                                                           PRINCIPAL
                                                                                             AMOUNT
                                                                                          -----------
g INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED SECURITIES 0.9%
h REPURCHASE AGREEMENTS 0.9%
  Banc of America Securities LLC, 5.32%, 11/01/06 (Maturity Value $4,375,647)
  Collateralized by U.S. Government Agency Securities, 5.00%, 3/01/34 - 7/01/35 .......   $ 4,375,000         4,375,000
  Barclays Capital Inc., 5.32%, 11/01/06 (Maturity Value $4,000,591)
  Collateralized by U.S. Government Agency Securities, 3.50% - 9.50%,
    1/01/07 - 10/01/46 ................................................................     4,000,000         4,000,000
  Citigroup Global Markets Inc., 5.32%, 11/01/06 (Maturity Value $5,491,811)
  Collateralized by U.S. Government Agency Securities, 3.47% - 10.00%,
    6/01/09 - 9/01/45 .................................................................     5,491,000         5,491,000
  Deutsche Bank Securities Inc., 5.31%, 11/01/06 (Maturity Value $3,882,573)
  Collateralized by U.S. Government Agency Securities, 4.00% - 7.00%,
    1/01/19 - 9/01/36 .................................................................     3,882,000         3,882,000
  Merrill Lynch Government Securities Inc., 5.28%, 11/01/06 (Maturity Value $4,286,629)
  Collateralized by iU.S. Government Agency Discount Notes, 1/11/07 - 2/15/36 .........     4,286,000         4,286,000
  Morgan Stanley & Co. Inc., 5.32%, 11/01/06 (Maturity Value $4,000,591)
  Collateralized by U.S. Government Agency Securities, 2.62% - 8.28%,
     11/22/06 - 10/01/46; iU.S. Government Agency Discount Notes, 11/01/06 - 7/24/07 ..     4,000,000         4,000,000
                                                                                                        ---------------
  TOTAL INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED SECURITIES
  (COST $26,034,000) ..................................................................                      26,034,000
                                                                                                        ---------------
  TOTAL SHORT TERM INVESTMENTS (COST $107,655,216) ....................................                     107,655,216
                                                                                                        ---------------
  TOTAL INVESTMENTS (COST $2,269,642,718) 101.8% ......................................                   2,930,637,540
  OTHER ASSETS, LESS LIABILITIES (1.8)% ...............................................                     (50,475,806)
                                                                                                        ---------------
  NET ASSETS 100.0% ...................................................................                 $ 2,880,161,734
                                                                                                        ===============

See Selected Portfolio Abbreviations on page 74.

a     Non-income producing for the twelve months ended October 31, 2006.

b     A portion or all of the security is on loan as of October 31, 2006. See
      Note 1(e).

c     Rounds to less than 0.1% of net assets.

d     See Note 8 regarding restricted securities.

e Security has been deemed illiquid because it may not be able to be sold within seven days. At October 31, 2006, the aggregate value of these securities was $28,716,715, representing 1.00% of net assets.

f See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

g     See Note 1(e) regarding securities on loan.

h     See Note 1(c) regarding repurchase agreements.

i     The security is traded on a discount basis with no stated coupon rate.


54 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN SMALL CAP GROWTH FUND II

                                                    -------------------------------------------------------------------------------
                                                    SIX MONTHS
                                                      ENDED
                                                    OCTOBER 31,
                                                       2006                               YEAR ENDED APRIL 30,
CLASS A                                             (UNAUDITED)         2006         2005         2004         2003          2002
                                                    -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .............   $  13.90       $  10.63     $  10.55     $   7.46     $   9.79     $    10.27
                                                    -------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b ..................      (0.05)         (0.08)       (0.09)       (0.07)       (0.06)         (0.06)

 Net realized and unrealized gains (losses) ......      (0.74)          3.35         0.17         3.16        (2.27)         (0.42)
                                                    -------------------------------------------------------------------------------
Total from investment operations .................      (0.79)          3.27         0.08         3.09        (2.33)         (0.48)
                                                    -------------------------------------------------------------------------------
Redemption fees ..................................         -- d           -- d         -- d         --           --             --
                                                    -------------------------------------------------------------------------------
Net asset value, end of period ...................   $  13.11       $  13.90     $  10.63     $  10.55     $   7.46     $     9.79
                                                    ===============================================================================

Total return c ...................................      (5.68)%        30.76%        0.76%       41.42%      (23.80)%        (4.67)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ................   $551,111       $693,084     $765,216     $908,599     $696,642     $1,076,341

Ratios to average net assets:

 Expenses ........................................       1.21% e,f      1.16% f      1.15% f      1.08%        1.32%          1.21%

 Net investment income (loss) ....................      (0.73)% e      (0.61)%      (0.84)%      (0.70)%      (0.76)%        (0.63)%

Portfolio turnover rate ..........................      30.94%         44.34%       46.35%       47.08%       34.99%         41.31%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 55

Franklin Strategic Series

FRANKLIN SMALL CAP GROWTH FUND II

                                                    --------------------------------------------------------------------------------
                                                    SIX MONTHS
                                                      ENDED
                                                    OCTOBER 31,
                                                       2006                               YEAR ENDED APRIL 30,
CLASS B                                             (UNAUDITED)         2006         2005         2004         2003          2002
                                                    --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .............   $  13.32       $  10.26     $  10.27     $   7.33     $   9.66     $    10.20
                                                    --------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b ..................      (0.09)         (0.16)       (0.17)       (0.15)       (0.10)         (0.12)

 Net realized and unrealized gains (losses) ......      (0.71)          3.22         0.16         3.09        (2.23)         (0.42)
                                                    --------------------------------------------------------------------------------
Total from investment operations .................      (0.80)          3.06        (0.01)        2.94        (2.33)         (0.54)
                                                    --------------------------------------------------------------------------------
Redemption fees ..................................         -- d           -- d         -- d         --           --             --
                                                    --------------------------------------------------------------------------------
Net asset value, end of period ...................   $  12.52       $  13.32     $  10.26     $  10.27     $   7.33     $     9.66
                                                    ================================================================================

Total return c ...................................      (6.01)%        29.82%       (0.10)%      40.11%      (24.12)%        (5.29)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ................   $ 92,066       $111,458     $105,070     $122,004     $ 96,077     $  145,217

Ratios to average net assets:

 Expenses ........................................       1.96% e,f      1.91% f      1.91% f      1.92%        1.97%          1.86%

 Net investment income (loss) ....................      (1.48)% e      (1.36)%      (1.60)%      (1.54)%      (1.41)%        (1.26)%

Portfolio turnover rate ..........................      30.94%         44.34%       46.35%       47.08%       34.99%         41.31%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.


56 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

FRANKLIN SMALL CAP GROWTH FUND II

                                                  ----------------------------------------------------------------------------------
                                                  SIX MONTHS
                                                    ENDED
                                                  OCTOBER 31,
                                                     2006                                 YEAR ENDED APRIL 30,
CLASS C                                           (UNAUDITED)           2006         2005         2004         2003          2002
                                                  ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .............   $  13.33       $  10.27     $  10.27     $   7.33     $   9.67     $    10.21
                                                  ----------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b ..................      (0.09)         (0.16)       (0.17)       (0.15)       (0.10)         (0.12)

 Net realized and unrealized gains (losses) ......      (0.71)          3.22         0.17         3.09        (2.24)         (0.42)
                                                  ----------------------------------------------------------------------------------
Total from investment operations .................      (0.80)          3.06           --         2.94        (2.34)         (0.54)
                                                  ----------------------------------------------------------------------------------
Redemption fees ..................................         -- d           -- d         -- d         --           --             --
                                                  ----------------------------------------------------------------------------------
Net asset value, end of period ...................   $  12.53       $  13.33     $  10.27     $  10.27     $   7.33     $     9.67
                                                  ==================================================================================

Total return c ...................................      (6.00)%        29.80%          --%       40.11%      (24.20)%        (5.29)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ................   $131,392       $170,159     $164,117     $200,037     $163,466     $  249,188

Ratios to average net assets:

 Expenses ........................................       1.95% e,f      1.92% f      1.91% f      1.92%        1.97%          1.86%

 Net investment income (loss) ....................      (1.47)% e      (1.37)%      (1.60)%      (1.54)%      (1.41)%        (1.26)%

Portfolio turnover rate ..........................      30.94%         44.34%       46.35%       47.08%       34.99%         41.31%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 57

Franklin Strategic Series

FRANKLIN SMALL CAP GROWTH FUND II

                                                   ---------------------------------------------------------------------------------
                                                   SIX MONTHS
                                                     ENDED
                                                   OCTOBER 31,
                                                      2006                               YEAR ENDED APRIL 30,
CLASS R                                            (UNAUDITED)          2006         2005         2004         2003        2002 g
                                                   ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...........     $  13.75       $  10.54     $  10.49     $   7.45     $   9.79     $   9.88
                                                   ---------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b ................        (0.06)         (0.11)       (0.12)       (0.10)       (0.07)       (0.03)

 Net realized and unrealized gains (losses) ....        (0.73)          3.32         0.17         3.14        (2.27)       (0.06)
                                                   ---------------------------------------------------------------------------------
Total from investment operations ...............        (0.79)          3.21         0.05         3.04        (2.34)       (0.09)
                                                   ---------------------------------------------------------------------------------
Redemption fees ................................           -- d           -- d         -- d         --           --           --
                                                   ---------------------------------------------------------------------------------
Net asset value, end of period .................     $  12.96       $  13.75     $  10.54     $  10.49     $   7.45     $   9.79
                                                   =================================================================================

Total return c .................................        (5.75)%        30.46%        0.48%       40.81%      (23.90)%      (0.91)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............     $  5,909       $  6,328     $  4,392     $  4,542     $  2,562     $    492

Ratios to average net assets:

 Expenses ......................................         1.46% e,f      1.42% f      1.41% f      1.42%        1.47%        1.36% e

 Net investment income (loss) ..................        (0.98)% e      (0.87)%      (1.10)%      (1.04)%      (0.91)%      (1.05)% e

Portfolio turnover rate ........................        30.94%         44.34%       46.35%       47.08%       34.99%       41.31%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.

g     For the period January 1, 2002 (effective date) to April 30, 2002.


58 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

FRANKLIN SMALL CAP GROWTH FUND II

                                                 --------------------------------------------------------------------------------
                                                 SIX MONTHS
                                                    ENDED
                                                 OCTOBER 31,
                                                    2006                              YEAR ENDED APRIL 30,
ADVISOR CLASS                                    (UNAUDITED)          2006         2005         2004         2003         2002
                                                 --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........   $  14.15        $  10.79     $  10.69     $   7.55     $   9.86     $  10.31
                                                 --------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b ...............      (0.03)          (0.05)       (0.07)       (0.05)       (0.03)       (0.03)

 Net realized and unrealized gains (losses) ...      (0.75)           3.41         0.17         3.19        (2.28)       (0.42)
                                                 --------------------------------------------------------------------------------
Total from investment operations ..............      (0.78)           3.36         0.10         3.14        (2.31)       (0.45)
                                                 --------------------------------------------------------------------------------
Redemption fees ...............................         -- d            -- d         -- d         --           --           --
                                                 --------------------------------------------------------------------------------
Net asset value, end of period ................   $  13.37        $  14.15     $  10.79     $  10.69     $   7.55     $   9.86
                                                 ================================================================================

Total return c ................................      (5.51)%         31.14%        0.94%       41.59%      (23.43)%      (4.36)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............   $311,842        $326,475     $235,101     $211,271     $135,529     $157,653

Ratios to average net assets:

 Expenses .....................................       0.96% e,f       0.92% f      0.91% f      0.92%        0.97%        0.86%

 Net investment income (loss) .................      (0.48)% e       (0.37)%      (0.60)%      (0.54)%      (0.41)%      (0.28)%

Portfolio turnover rate .......................      30.94%          44.34%       46.35%       47.08%       34.99%       41.31%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c     Total return is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 59

Franklin Strategic Series

STATEMENT OF INVESTMENTS, OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
  FRANKLIN SMALL CAP GROWTH FUND II                    SHARES         VALUE
--------------------------------------------------------------------------------
  COMMON STOCKS 98.9%
  COMMERCIAL SERVICES 2.6%
a aQuantive Inc. ................................      219,900    $  5,976,882
a CoStar Group Inc. .............................       80,000       3,788,000
a LECG Corp. ....................................      477,900       9,409,851
a ValueClick Inc. ...............................      476,500       8,958,200
                                                                  ------------
                                                                    28,132,933
                                                                  ------------
  CONSUMER DURABLES 2.7%
a Select Comfort Corp. ..........................      604,400      12,922,072
a Tenneco Inc. ..................................      334,600       7,595,420
a THQ Inc. ......................................      302,700       9,102,189
                                                                  ------------
                                                                    29,619,681
                                                                  ------------
  CONSUMER SERVICES 7.8%
a BJ's Restaurants Inc. .........................      334,300       7,197,479
  Four Seasons Hotels Inc. (Canada) .............      130,800       8,389,512
a Gaylord Entertainment Co., A ..................      190,100       8,847,254
  Jackson Hewitt Tax Service Inc. ...............      242,200       8,380,120
  Orient-Express Hotels Ltd., A .................      454,700      17,937,915
a Panera Bread Co. ..............................      147,400       9,109,320
a Penn National Gaming Inc. .....................      421,800      15,425,226
a Red Lion Hotels Corp. .........................      343,400       4,103,630
  Strayer Education Inc. ........................       54,500       6,165,040
                                                                  ------------
                                                                    85,555,496
                                                                  ------------
  DISTRIBUTION SERVICES 0.7%
a Beacon Roofing Supply Inc. ....................      374,250       7,410,150
                                                                  ------------
  ELECTRONIC TECHNOLOGY 25.6%
a Argon ST Inc. .................................      561,400      13,260,268
a Arris Group Inc. ..............................    1,065,900      14,283,060
a Atheros Communications ........................      605,700      13,161,861
a F5 Networks Inc. ..............................      147,600       9,769,644
a FLIR Systems Inc. .............................      583,000      18,621,020
a FormFactor Inc. ...............................      194,900       7,441,282
a Ixia ..........................................    1,225,700      11,215,155
a K&F Industries Holdings Inc. ..................       28,200         548,208
a Microsemi Corp. ...............................      785,800      15,401,680
a Microtune Inc. ................................      807,200       4,149,008
  National Instruments Corp. ....................      388,702      12,119,728
a NETGEAR Inc. ..................................      247,100       6,622,280
a Netlogic Microsystems Inc. ....................      533,300      10,575,339
a Power Integrations Inc. .......................      863,900      18,953,966
a Rackable Systems Inc. .........................      361,800      11,219,418
a Silicon Laboratories Inc. .....................      422,000      13,769,860
a SiRF Technology Holdings Inc. .................      281,400       7,912,968
  Tektronix Inc. ................................      433,300      13,159,321
a Trident Microsystems Inc. .....................      255,100       5,392,814
a Trimble Navigation Ltd. .......................      310,950      14,372,109


60 | Semiannual Report

Franklin Strategic Series

--------------------------------------------------------------------------------
  FRANKLIN SMALL CAP GROWTH FUND II                      SHARES         VALUE
--------------------------------------------------------------------------------
  COMMON STOCKS (CONTINUED)
  ELECTRONIC TECHNOLOGY (CONTINUED)
a Varian Inc. .....................................      301,700    $ 14,146,713
a Varian Semiconductor Equipment Associates Inc. ..      539,350      19,680,882
a ViaSat Inc. .....................................      646,400      17,543,296
a Xyratex Ltd. (Bermuda) ..........................      320,700       6,689,802
                                                                    ------------
                                                                     280,009,682
                                                                    ------------
  ENERGY MINERALS 2.6%
a Bill Barrett Corp. ..............................      286,100       8,162,433
a Denbury Resources Inc. ..........................      379,500      10,906,830
a Mariner Energy Inc. .............................      464,800       9,212,336
                                                                    ------------
                                                                      28,281,599
                                                                    ------------
  FINANCE 7.7%
  CapitalSource Inc. ..............................      164,265       4,556,711
a Clayton Holdings Inc. ...........................      528,599       7,437,388
  Doral Financial Corp. (Puerto Rico) .............      847,220       3,897,212
  East West Bancorp Inc. ..........................      211,400       7,718,214
  Financial Federal Corp. .........................      270,000       7,430,400
  First State Bancorp .............................      199,714       4,974,876
a Franklin Bank Corp. .............................      231,487       4,678,352
a GFI Group Inc. ..................................      126,700       7,306,789
  Hancock Holding Co. .............................       21,818       1,119,263
  National Financial Partners Corp. ...............      177,600       6,997,440
a Signature Bank ..................................      198,526       6,021,294
  UCBH Holdings Inc. ..............................      503,700       8,633,418
  UMB Financial Corp. .............................       87,400       3,134,164
  Whitney Holding Corp. ...........................      327,500      10,696,150
                                                                    ------------
                                                                      84,601,671
                                                                    ------------
  HEALTH SERVICES 5.9%
a Allscripts Healthcare Solutions Inc. ............      564,400      13,314,196
a Healthways Inc. .................................      130,100       5,509,735
a PAREXEL International Corp. .....................      377,600      11,176,960
a Psychiatric Solutions Inc. ......................      328,600      10,909,520
a RehabCare Group Inc. ............................      223,800       2,878,068
a TriZetto Group Inc. .............................      650,000      11,108,500
a VCA Antech Inc. .................................      281,300       9,105,681
                                                                    ------------
                                                                      64,002,660
                                                                    ------------
  HEALTH TECHNOLOGY 10.4%
a Adams Respiratory Therapeutics Inc. .............      223,900       9,650,090
a American Medical Systems Holdings Inc. ..........      584,300      10,406,383
a Cadence Pharmaceuticals Inc. ....................      282,700       2,713,920
a Coley Pharmaceutical Group Inc. .................      515,800       5,947,174
a Dexcom Inc. .....................................      687,700       6,051,760
a Digene Corp. ....................................      156,800       7,280,224
a Impax Laboratories Inc. .........................      526,900       3,688,300


                                                          Semiannual Report | 61

Franklin Strategic Series

--------------------------------------------------------------------------------
  FRANKLIN SMALL CAP GROWTH FUND II                      SHARES         VALUE
--------------------------------------------------------------------------------
  COMMON STOCKS (CONTINUED)
  HEALTH TECHNOLOGY (CONTINUED)
a Keryx Biopharmaceuticals Inc. ...................      511,700    $  7,184,268
a The Medicines Co. ...............................      510,300      13,247,388
a Molecular Devices Corp. .........................      391,100       7,876,754
a Myriad Genetics Inc. ............................      442,900      11,909,581
a Panacos Pharmaceuticals Inc. ....................      299,500       2,054,570
a Penwest Pharmaceuticals Co. .....................      507,300       8,989,356
a Telik Inc. ......................................      437,900       8,298,205
a Trimeris Inc. ...................................      497,935       3,794,265
a Vanda Pharmaceuticals Inc. ......................      358,400       4,673,536
                                                                    ------------
                                                                     113,765,774
                                                                    ------------
  INDUSTRIAL SERVICES 3.8%
a FMC Technologies Inc. ...........................      160,416       9,697,147
a Helix Energy Solutions Group Inc. ...............      463,300      14,964,590
a Seitel Inc. .....................................    1,600,100       5,536,346
a Superior Energy Services Inc. ...................      361,600      11,318,080
                                                                    ------------
                                                                      41,516,163
                                                                    ------------
  MUTUAL FUND 0.6%
  Ares Capital Corp. ..............................      348,065       6,449,644
                                                                    ------------
  PROCESS INDUSTRIES 2.6%
  Cabot Corp. .....................................      126,700       5,010,985
  FMC Corp. .......................................      129,400       8,870,370
a Headwaters Inc. .................................      287,500       7,115,625
  Minerals Technologies Inc. ......................      126,500       6,977,740
                                                                    ------------
                                                                      27,974,720
                                                                    ------------
  PRODUCER MANUFACTURING 4.1%
a Drew Industries Inc. ............................      415,600      11,283,540
a Flowserve Corp. .................................      169,000       8,957,000
  Manitowoc Co. Inc. ..............................      214,700      11,782,736
a RTI International Metals Inc. ...................      207,400      12,717,768
                                                                    ------------
                                                                      44,741,044
                                                                    ------------
  REAL ESTATE INVESTMENT TRUSTS 2.5%
  FelCor Lodging Trust Inc. .......................      489,400      10,159,944
  Innkeepers USA Trust ............................      518,200       8,887,130
  LaSalle Hotel Properties ........................      193,800       8,188,050
                                                                    ------------
                                                                      27,235,124
                                                                    ------------
  RETAIL TRADE 3.8%
  Christopher & Banks Corp. .......................      346,400       9,349,336
a Cost Plus Inc. ..................................      273,800       3,271,910
a Guitar Center Inc. ..............................      197,400       8,561,238
a J Crew Group Inc. ...............................      293,000       9,036,120
a Tractor Supply Co. ..............................      224,400      10,865,448
                                                                    ------------
                                                                      41,084,052
                                                                    ------------


62 | Semiannual Report

Franklin Strategic Series

-------------------------------------------------------------------------------------------------------
  FRANKLIN SMALL CAP GROWTH FUND II                                            SHARES         VALUE
-------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONTINUED)
  TECHNOLOGY SERVICES 10.6%
a Ariba Inc. .........................................................        1,108,200   $    8,366,910
a BearingPoint Inc. ..................................................          990,400        8,250,032
  Blackbaud Inc. .....................................................          119,400        2,985,000
a Entrust Inc. .......................................................        1,802,000        6,775,520
  Heartland Payment Systems Inc. .....................................          308,100        8,232,432
a Marchex Inc., B ....................................................          574,600        8,147,828
a MICROS Systems Inc. ................................................          208,100       10,338,408
a Nuance Communications Inc. .........................................        1,178,000       13,594,120
a Quest Software Inc. ................................................          884,100       13,022,793
a RightNow Technologies Inc. .........................................          585,700        9,675,764
a Sapient Corp. ......................................................        3,196,800       17,422,560
a VA Software Corp. ..................................................           27,600          111,780
a Witness Systems Inc. ...............................................          483,600        8,579,064
                                                                                          --------------
                                                                                             115,502,211
                                                                                          --------------
  TRANSPORTATION 4.4%
a American Commercial Lines Inc. .....................................          129,800        8,326,670
  Forward Air Corp. ..................................................          249,550        8,102,889
a JetBlue Airways Corp. ..............................................          764,300        9,599,608
  Knight Transportation Inc. .........................................          788,050       14,358,271
a Republic Airways Holdings Inc. .....................................          450,900        8,057,582
                                                                                          --------------
                                                                                              48,445,020
                                                                                          --------------
  UTILITIES 0.5%
  ITC Holdings Corp. .................................................          169,800        6,031,296
                                                                                          --------------
  TOTAL COMMON STOCKS (COST $875,550,606) ............................                     1,080,358,920
                                                                                          --------------
  SHORT TERM INVESTMENT (COST $11,627,136) 1.1%
  MONEY MARKET FUND 1.1%
b Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.96%       11,627,136       11,627,136
                                                                                          --------------
  TOTAL INVESTMENTS (COST $887,177,742) 100.0% .......................                     1,091,986,056
  OTHER ASSETS, LESS LIABILITIES 0.0% c ..............................                           332,591
                                                                                          --------------
  NET ASSETS 100.0% ..................................................                    $1,092,318,647
                                                                                          ===============

See Selected Portfolio Abbreviations on page 74.

a     Non-income producing for the twelve months ended October 31, 2006.

b See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

c     Rounds to less than 0.1% of net assets.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 63

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN SMALL-MID CAP GROWTH FUND

                                          ------------------------------------------------------------------------------------------
                                          SIX MONTHS
                                            ENDED
                                          OCTOBER 31,
                                             2006                                      YEAR ENDED APRIL 30,
CLASS A                                   (UNAUDITED)            2006           2005            2004          2003           2002
                                          ------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
 the period)

Net asset value, beginning of period .    $    40.42       $    31.31     $    29.69      $    23.14    $    28.85     $    34.15
                                          ------------------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b ......         (0.05)              -- d        (0.08)          (0.14)        (0.09)         (0.06)

 Net realized and unrealized gains
  (losses) ...........................         (0.98)            9.15           1.70            6.69         (5.62)         (5.16)
                                          ------------------------------------------------------------------------------------------
Total from investment operations .....         (1.03)            9.15           1.62            6.55         (5.71)         (5.22)
                                          ------------------------------------------------------------------------------------------
Less distributions from net investment
 income ..............................            --            (0.04)            --              --            --          (0.08)
                                          ------------------------------------------------------------------------------------------
Redemption fees ......................            -- d             -- d           -- d            -- d          --             --
                                          ------------------------------------------------------------------------------------------
Net asset value, end of period .......    $    39.39       $    40.42     $    31.31      $    29.69    $    23.14     $    28.85
                                          ==========================================================================================

Total return c .......................         (2.52)%          29.21%          5.46%          28.31%       (19.79)%       (15.28)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ....    $5,645,327       $6,532,284     $6,636,792      $7,355,269    $5,791,141     $7,784,125

Ratios to average net assets:

 Expenses ............................          0.98% e,f        0.96% f        0.97% f         0.98%         1.02%          0.89%

 Net investment income (loss) ........         (0.28)% e           --% g       (0.27)%         (0.51)%       (0.41)%        (0.18)%

Portfolio turnover rate ..............         27.51%           39.84%         42.96%          52.84%        36.47%         47.38%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.

g     Rounds to less than 0.01%.

64 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

FRANKLIN SMALL-MID CAP GROWTH FUND

                                                  ---------------------------------------------------------------------
                                                  SIX MONTHS
                                                    ENDED
                                                  OCTOBER 31,
                                                     2006                        YEAR ENDED APRIL 30,
CLASS B                                           (UNAUDITED)        2006          2005          2004        2003 g
                                                  ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........      $39.31        $30.65        $29.28        $23.00        $24.33
                                                  ---------------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b ...............       (0.19)        (0.27)        (0.31)        (0.36)        (0.23)
                                                  ---------------------------------------------------------------------
 Net realized and unrealized gains (losses) ...       (0.95)         8.93          1.68          6.64         (1.10)
                                                  ---------------------------------------------------------------------
Total from investment operations ..............       (1.14)         8.66          1.37          6.28         (1.33)
                                                  ---------------------------------------------------------------------
Redemption fees ...............................          -- d          -- d          -- d          -- d          --
                                                  ---------------------------------------------------------------------
Net asset value, end of period ................      $38.17        $39.31        $30.65        $29.28        $23.00
                                                  =====================================================================

Total return c ................................       (2.90)%       28.25%         4.68%        27.30%        (5.47)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............      $32,389       $36,911       $31,733       $26,161       $7,601

Ratios to average net assets:

 Expenses .....................................         1.73% e,f    1.71%f        1.72% f       1.73%        1.77% e

 Net investment income (loss) .................        (1.03)% e    (0.75)%       (1.02)%       (1.26)%      (1.16)% e

Portfolio turnover rate .......................       27.51%        39.84%        42.96%        52.84%        36.47%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.

g     For the period July 1, 2002 (effective date) to April 30, 2003.

                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 65

Franklin Strategic Series

FRANKLIN SMALL-MID CAP GROWTH FUND

                                                   ---------------------------------------------------------------------------------
                                                   SIX MONTHS
                                                     ENDED
                                                   OCTOBER 31,
                                                      2006                               YEAR ENDED APRIL 30,
CLASS C                                            (UNAUDITED)         2006         2005          2004          2003        2002
                                                   ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........      $  38.25        $  29.82     $  28.49      $  22.37      $  28.09    $  33.41
                                                   ---------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b ...............         (0.19)          (0.26)       (0.31)        (0.34)        (0.26)      (0.27)

 Net realized and unrealized gains (losses) ...         (0.92)           8.69         1.64          6.46         (5.46)      (5.05)
                                                   ---------------------------------------------------------------------------------
Total from investment operations ..............         (1.11)           8.43         1.33          6.12         (5.72)      (5.32)
                                                   ---------------------------------------------------------------------------------
Redemption fees ...............................            -- d            -- d         -- d          -- d          --          --
                                                   ---------------------------------------------------------------------------------
Net asset value, end of period ................      $  37.14        $  38.25     $  29.82      $  28.49      $  22.37    $  28.09
                                                   =================================================================================

Total return c ................................         (2.90)%         28.27%        4.67%        27.36%       (20.36)%    (15.92)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............      $644,340        $728,710     $654,549      $762,602      $639,524    $948,940

Ratios to average net assets:

 Expenses .....................................          1.73% e,f       1.71% f      1.72% f       1.71%         1.77%       1.64%

 Net investment income (loss) .................         (1.03)% e       (0.75)%      (1.02)%       (1.24)%       (1.16)%     (0.92)%

Portfolio turnover rate .......................         27.51%          39.84%       42.96%        52.84%        36.47%      47.38%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.

66 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

FRANKLIN SMALL-MID CAP GROWTH FUND

                                                  ------------------------------------------------------------------------------
                                                  SIX MONTHS
                                                    ENDED
                                                  OCTOBER 31,
                                                     2006                             YEAR ENDED APRIL 30,
CLASS R                                           (UNAUDITED)        2006         2005         2004         2003      2002 g
                                                  ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........    $  39.98       $ 31.04      $ 29.50      $ 23.06      $ 28.81      $31.16
                                                  ------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b ...............       (0.10)        (0.08)       (0.15)       (0.22)       (0.17)     (0.12)

 Net realized and unrealized gains (losses) ...       (0.95)         9.04         1.69         6.66        (5.58)     (2.23)
                                                  ------------------------------------------------------------------------------
Total from investment operations ..............       (1.05)         8.96         1.54         6.44        (5.75)     (2.35)
                                                  ------------------------------------------------------------------------------
Less distributions from net investment income .          --         (0.02)          --           --           --         --
                                                  ------------------------------------------------------------------------------
Redemption fees ...............................          -- d          -- d         -- d         -- d         --         --
                                                  ------------------------------------------------------------------------------
Net asset value, end of period ................    $  38.93       $ 39.98      $ 31.04      $ 29.50      $ 23.06     $28.81
                                                  ==============================================================================

Total return c ................................       (2.63)%       28.88%        5.22%       27.93%      (19.96)%    (7.54)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............    $107,321       $93,916      $54,139      $41,404      $15,309      $1,253

Ratios to average net assets:

 Expenses .....................................        1.23% e,f     1.21% f      1.22% f      1.23%        1.27%       1.14% e

 Net investment income (loss) .................       (0.53)% e     (0.25)%      (0.52)%      (0.76)%      (0.66)%     (1.26)% e

Portfolio turnover rate .......................       27.51%        39.84%       42.96%       52.84%       36.47%      47.38%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.

g     For the period January 1, 2002 (effective date) to April 30, 2002.

                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 67

Franklin Strategic Series

FRANKLIN SMALL-MID CAP GROWTH FUND

                                                  ----------------------------------------------------------------------------------
                                                  SIX MONTHS
                                                    ENDED
                                                  OCTOBER 31,
                                                     2006                               YEAR ENDED APRIL 30,
ADVISOR CLASS                                     (UNAUDITED)        2006          2005          2004          2003          2002
                                                  ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........    $  40.93       $  31.71      $  29.99      $  23.32      $  29.00      $  34.37
                                                  ----------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b ...............       (0.01)          0.10            -- d       (0.07)        (0.04)         0.02

 Net realized and unrealized gains (losses) ...       (0.97)          9.26          1.72          6.74         (5.64)        (5.20)
                                                  ----------------------------------------------------------------------------------
Total from investment operations ..............       (0.98)          9.36          1.72          6.67         (5.68)        (5.18)
                                                  ----------------------------------------------------------------------------------
Less distributions from net investment income .          --          (0.14)           --            --            --         (0.19)
                                                  ----------------------------------------------------------------------------------
Redemption fees ...............................          -- d           -- d          -- d          -- d          --            --
                                                  ----------------------------------------------------------------------------------
Net asset value, end of period ................    $  39.95       $  40.93      $  31.71      $  29.99      $  23.32      $  29.00
                                                  ==================================================================================

Total return c ................................       (2.39)%        29.55%         5.74%        28.60%       (19.59)%      (15.10)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............    $722,945       $794,395      $347,518      $320,154      $266,723      $321,921

Ratios to average net assets:

 Expenses .....................................        0.73% e,f      0.71% f       0.72% f       0.73%         0.77%         0.64%

 Net investment income (loss) .................       (0.03)% e       0.25%        (0.02)%       (0.26)%       (0.16)%        0.05%

Portfolio turnover rate .......................       27.51%         39.84%        42.96%        52.84%        36.47%        47.38%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c     Total return is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.

68 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, OCTOBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------------------
    FRANKLIN SMALL-MID CAP GROWTH FUND                             SHARES         VALUE
--------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 99.9%
    COMMON STOCKS 99.8%
    COMMERCIAL SERVICES 3.8%
  a aQuantive Inc. ...........................................    1,397,900    $ 37,994,922
  a Laureate Education Inc. ..................................    1,528,600      80,587,792
    Robert Half International Inc. ...........................    2,036,800      74,445,040
  a SAIC Inc. ................................................    1,348,100      26,962,000
    SEI Investments Co. ......................................      904,200      50,888,376
                                                                               ------------
                                                                                270,878,130
                                                                               ------------
    COMMUNICATIONS 3.9%
  a Crown Castle International Corp. .........................    2,013,900      67,767,735
  a NII Holdings Inc. ........................................    2,239,340     145,624,280
  a SBA Communications Corp. .................................    2,526,900      67,493,499
                                                                               ------------
                                                                                280,885,514
                                                                               ------------
    CONSUMER DURABLES 4.3%
  a Activision Inc. ..........................................    4,650,400      71,709,168
    Harman International Industries Inc. .....................    1,096,600     112,237,010
a,b NVR Inc. .................................................       80,800      45,369,200
  a Scientific Games Corp., A ................................    1,611,000      45,156,330
  a Tenneco Inc. .............................................    1,512,800      34,340,560
                                                                               ------------
                                                                                308,812,268
                                                                               ------------
    CONSUMER NON-DURABLES 1.1%
    Wolverine World Wide Inc. ................................    2,896,910      82,156,368
                                                                               ------------
    CONSUMER SERVICES 2.2%
    Hilton Hotels Corp. ......................................    2,034,800      58,846,416
    Orient-Express Hotels Ltd., A ............................    1,296,100      51,131,145
  a XM Satellite Radio Holdings Inc., A ......................    4,083,400      47,612,444
                                                                               ------------
                                                                                157,590,005
                                                                               ------------
    DISTRIBUTION SERVICES 1.9%
  a Henry Schein Inc. ........................................      707,800      35,170,582
  a WESCO International Inc. .................................    1,523,900      99,464,953
                                                                               ------------
                                                                                134,635,535
                                                                               ------------
    ELECTRONIC TECHNOLOGY 25.8%
  a Argon ST Inc. ............................................      158,250       3,737,865
  a Coherent Inc. ............................................      553,900      17,852,197
    Embraer-Empresa Brasileira de Aeronautica SA, ADR (Brazil)    2,546,300     106,002,469
  a F5 Networks Inc. .........................................    1,387,000      91,805,530
a,b FLIR Systems Inc. ........................................    2,757,900      88,087,326
a,b FormFactor Inc. ..........................................    1,464,800      55,926,064
    Garmin Ltd. (Cayman Islands) .............................    1,330,600      71,067,346
    Harris Corp. .............................................    3,287,800     140,060,280
  a Integrated Device Technology Inc. ........................    4,310,100      68,315,085
    Intersil Corp., A ........................................    2,927,800      68,656,910
    Jabil Circuit Inc. .......................................    1,891,400      54,302,094
  a Juniper Networks Inc. ....................................    2,038,200      35,097,804


                                                          Semiannual Report | 69

Franklin Strategic Series

------------------------------------------------------------------------------
       FRANKLIN SMALL-MID CAP GROWTH FUND          SHARES          VALUE
------------------------------------------------------------------------------
       LONG TERM INVESTMENTS (CONTINUED)
       COMMON STOCKS (CONTINUED)
       ELECTRONIC TECHNOLOGY (CONTINUED)
     a Lam Research Corp. ....................    1,963,900    $   97,114,855
     a Logitech International SA (Switzerland)    3,450,500        90,674,931
       Microchip Technology Inc. .............    3,397,000       111,863,210
 a,b,c Microsemi Corp. .......................    5,584,100       109,448,360
     a Network Appliance Inc. ................    1,532,300        55,928,950
       Precision Castparts Corp. .............    1,537,310       104,629,318
       Rockwell Collins Inc. .................    1,651,571        95,923,244
     a Silicon Laboratories Inc. .............    2,354,200        76,817,546
   a,b SiRF Technology Holdings Inc. .........      722,500        20,316,700
     c Tektronix Inc. ........................    4,835,700       146,860,209
     a Trimble Navigation Ltd. ...............    2,361,380       109,142,983
     a Varian Inc. ...........................      607,230        28,473,015
                                                               --------------
                                                                1,848,104,291
                                                               --------------
       ENERGY MINERALS 3.2%
     a Mariner Energy Inc. ...................    1,667,500        33,049,850
       Murphy Oil Corp. ......................      975,300        45,995,148
     a Newfield Exploration Co. ..............    2,262,300        92,279,217
     a Southwestern Energy Co. ...............    1,543,700        54,924,846
                                                               --------------
                                                                  226,249,061
                                                               --------------
       FINANCE 8.4%
   a,b Affiliated Managers Group Inc. ........    1,153,300       115,491,462
       Boston Private Financial Holdings Inc.       344,517         9,522,450
       Calamos Asset Management Inc., A ......      649,500        18,978,390
       CapitalSource Inc. ....................    3,697,182       102,559,829
       City National Corp. ...................      504,500        33,579,520
       Cullen/Frost Bankers Inc. .............      408,400        22,118,944
     a E*TRADE Financial Corp. ...............    3,519,200        81,926,976
       East West Bancorp Inc. ................      576,850        21,060,793
       Federated Investors Inc., B ...........    2,324,200        79,696,818
       Nuveen Investments Inc., A ............    1,528,200        75,340,260
       optionsXpress Holdings Inc. ...........    1,375,700        42,756,756
       UCBH Holdings Inc. ....................       41,784           716,178
                                                               --------------
                                                                  603,748,376
                                                               --------------
       HEALTH SERVICES 6.6%
 a,b,c Allscripts Healthcare Solutions Inc. ..    3,259,900        76,901,041
     a Cerner Corp. ..........................      146,770         7,090,459
     a Community Health Systems Inc. .........    2,938,800        95,364,060
     a Coventry Health Care Inc. .............    1,659,900        77,932,305
     a Express Scripts Inc. ..................    1,057,900        67,409,388
       Pharmaceutical Product Development Inc.    1,901,900        60,195,135
     a VCA Antech Inc. .......................    2,593,600        83,954,832
                                                               --------------
                                                                  468,847,220
                                                               --------------


70 | Semiannual Report

Franklin Strategic Series

--------------------------------------------------------------------------------
      FRANKLIN SMALL-MID CAP GROWTH FUND                 SHARES           VALUE
--------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      COMMON STOCKS (CONTINUED)
      HEALTH TECHNOLOGY 10.7%
    a Adams Respiratory Therapeutics Inc. ...........      989,500    $ 42,647,450
    a American Medical Systems Holdings Inc. ........    2,111,800      37,611,158
      C. R. Bard Inc. ...............................    1,070,400      87,729,984
    a Cytyc Corp. ...................................    2,436,000      64,359,120
    a Digene Corp. ..................................      827,100      38,402,253
    a Endo Pharmaceuticals Holdings Inc. ............    2,438,300      69,589,082
    a Intuitive Surgical Inc. .......................      453,800      45,007,884
    a Keryx Biopharmaceuticals Inc. .................    1,202,000      16,876,080
    a Kos Pharmaceuticals Inc. ......................      986,010      49,053,997
    a The Medicines Co. .............................    1,248,700      32,416,252
  a,b Stereotaxis Inc. ..............................    1,463,200      17,529,136
  a,b Telik Inc. ....................................    1,190,090      22,552,206
    a Varian Medical Systems Inc. ...................    2,166,400     118,848,704
    a Waters Corp. ..................................    2,025,400     100,864,920
  a,b Wright Medical Group Inc. .....................      852,900      21,075,159
                                                                      ------------
                                                                       764,563,385
                                                                      ------------
      INDUSTRIAL SERVICES 3.1%
    a FMC Technologies Inc. .........................      289,000      17,470,050
    a Helix Energy Solutions Group Inc. .............    1,582,100      51,101,830
  a,b National-Oilwell Varco Inc. ...................    1,503,646      90,820,218
      Rowan Cos. Inc. ...............................    1,802,700      60,174,126
                                                                      ------------
                                                                       219,566,224
                                                                      ------------
      PROCESS INDUSTRIES 1.5%
      Bunge Ltd. ....................................    1,718,890     110,198,038
                                                                      ------------
      PRODUCER MANUFACTURING 5.7%
      Herman Miller Inc. ............................    1,110,400      38,064,512
      Kennametal Inc. ...............................    1,421,100      87,696,081
    a Mettler-Toledo International Inc. (Switzerland)    1,107,400      76,023,010
a,d,f Mirapoint Inc., 144A ..........................      682,128              --
      Oshkosh Truck Corp. ...........................    1,439,360      65,073,466
    a RTI International Metals Inc. .................      587,600      36,031,632
    a Terex Corp. ...................................    2,098,400     108,613,184
                                                                      ------------
                                                                       411,501,885
                                                                      ------------
      REAL ESTATE DEVELOPMENT 0.3%
      Jones Lang LaSalle Inc. .......................      203,500      18,722,000
                                                                      ------------
      RETAIL TRADE 2.3%
      Advance Auto Parts Inc. .......................    1,386,550      48,556,981
      Fastenal Co. ..................................    1,277,800      51,418,672
      Ross Stores Inc. ..............................    1,449,400      42,655,842
    a Tractor Supply Co. ............................      407,300      19,721,466
                                                                      ------------
                                                                       162,352,961
                                                                      ------------


                                                          Semiannual Report | 71

Franklin Strategic Series

--------------------------------------------------------------------------------------------------------------
       FRANKLIN SMALL-MID CAP GROWTH FUND                                          SHARES            VALUE
--------------------------------------------------------------------------------------------------------------
       LONG TERM INVESTMENTS (CONTINUED)
       COMMON STOCKS (CONTINUED)
       TECHNOLOGY SERVICES 10.5%
     a Akamai Technologies Inc. ...........................................        1,628,600    $   76,316,196
     a Alliance Data Systems Corp. ........................................        1,311,100        79,609,992
     a Amdocs Ltd. ........................................................        3,410,200       132,179,352
     a Cognizant Technology Solutions Corp., A ............................        1,695,300       127,622,184
       Global Payments Inc. ...............................................        1,714,700        74,949,537
     a Hyperion Solutions Corp. ...........................................        2,535,000        94,809,000
   a,b Marchex Inc., B ....................................................          903,400        12,810,212
     a NeuStar Inc., A ....................................................        1,859,600        54,337,512
   a,b Nuance Communications Inc. .........................................        4,132,000        47,683,280
     a Salesforce.com Inc. ................................................          596,700        23,283,234
     a VeriSign Inc. ......................................................        1,288,600        26,648,248
                                                                                                --------------
                                                                                                   750,248,747
                                                                                                --------------
       TRANSPORTATION 3.4%
       C.H. Robinson Worldwide Inc. .......................................        1,275,700        53,247,718
       Expeditors International of Washington Inc. ........................        2,168,400       102,803,844
       J.B. Hunt Transport Services Inc. ..................................        4,150,500        89,816,820
                                                                                                --------------
                                                                                                   245,868,382
                                                                                                --------------
       UTILITIES 1.1%
       Constellation Energy Group .........................................        1,211,900        75,622,560
                                                                                                --------------
       TOTAL COMMON STOCKS (COST $5,502,430,242) ..........................                      7,140,550,950
                                                                                                --------------
       PREFERRED STOCK (COST $561,391)  0.0% e
       PRODUCER MANUFACTURING 0.0% e
 a,d,f Mirapoint Inc., pfd. ...............................................          301,660           304,677
                                                                                                --------------
       CONVERTIBLE PREFERRED STOCKS 0.1%
       CONSUMER SERVICES 0.1%
 a,d,f Foveon Inc., cvt. pfd., D, 144A ....................................        1,792,573         2,096,055
 a,d,f Foveon Inc., cvt. pfd., E, 144A ....................................        2,597,593         4,611,247
                                                                                                --------------
                                                                                                     6,707,302
                                                                                                --------------
       ELECTRONIC TECHNOLOGY 0.0% e
 a,d,f Anda Networks, cvt. pfd., D ........................................          364,431           162,828
                                                                                                --------------
       TOTAL CONVERTIBLE PREFERRED STOCKS (COST $21,635,019) ..............                          6,870,130
                                                                                                --------------
       TOTAL LONG TERM INVESTMENTS (COST $5,524,626,652) ..................                      7,147,725,757
                                                                                                --------------
       SHORT TERM INVESTMENTS 1.2%
       MONEY MARKET FUND (COST $20,661,181  0.3%
     g Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.96%       20,661,181        20,661,181
                                                                                                --------------


72 | Semiannual Report

Franklin Strategic Series

--------------------------------------------------------------------------------------------------------------------------
  FRANKLIN SMALL-MID CAP GROWTH FUND                                                  PRINCIPAL AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS (CONTINUED)
h INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED SECURITIES 0.9%
i REPURCHASE AGREEMENTS 0.9%
  Banc of America Securities LLC, 5.32%, 11/01/06, (Maturity Value $14,002,069)
     Collateralized by U.S. Government Agency Securities, 5.00%, 3/01/34 - 6/01/35    $     14,000,000    $     14,000,000
  Barclays Capital Inc., 5.32%, 11/01/06, (Maturity Value $15,578,302)
   Collateralized by U.S. Government Agency Securities, 3.52% - 8.50%,
     12/01/07 - 10/01/46 .........................................................          15,576,000          15,576,000
  Citigroup Global Markets Inc., 5.32%, 11/01/06, (Maturity Value $10,035,483)
   Collateralized by U.S. Government Agency Securities, 3.47% - 8.50%,
     3/01/08 - 10/01/36 ..........................................................          10,034,000          10,034,000
  Deutshe Bank Securities Inc., 5.31%, 11/01/06, (Maturity Value $10,001,475)
   Collateralized by U.S. Government Agency Securities, 4.00% - 7.00%,
     7/01/10 - 8/01/36 ...........................................................          10,000,000          10,000,000
  Morgan Stanley & Co. Inc., 5.32%, 11/01/06, (Maturity Value $14,465,137)
   Collateralized by U.S. Government Agency Securities, 2.62% - 8.28%,
     12/05/06 - 10/01/46; jU.S. Government Agency Discount Notes,
      11/01/06 - 12/27/06 ........................................................          14,463,000          14,463,000
                                                                                                          ----------------
  TOTAL INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED SECURITIES
  (COST $64,073,000) .............................................................                              64,073,000
                                                                                                          ----------------
  TOTAL SHORT TERM INVESTMENTS (COST $84,734,181) ................................                              84,734,181
                                                                                                          ----------------
  TOTAL INVESTMENTS (COST $5,609,360,833) 101.1% .................................                           7,232,459,938
  OTHER ASSETS, LESS LIABILITIES (1.1)% ..........................................                             (80,137,970)
                                                                                                          ----------------
  NET ASSETS 100.0% ..............................................................                        $  7,152,321,968
                                                                                                          ================

See Selected Portfolio Abbreviations on page 74.

a     Non-income producing for the twelve months ended October 31, 2006.

b     A portion or all of the security is on loan as of October 31, 2006. See
      Note 1(e).

c     See Note 9 regarding holdings of 5% voting securities.

d     See Note 8 regarding restricted securities.

e     Rounds to less than 0.1% of net assets.

f Security has been deemed illiquid because it may not be able to be sold within seven days. At October 31, 2006, the aggregate value of these securities was $7,174,807, representing 0.10% of net assets.

g See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

h     See Note 1(e) regarding securities on loan.

i     See Note 1(c) regarding repurchase agreements.

j     The security is traded on a discount basis with no stated coupon rate.

                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 73

Franklin Strategic Series

STATEMENT OF INVESTMENTS, OCTOBER 31, 2006 (UNAUDITED)

SELECTED PORTFOLIO ABBREVIATIONS

ADR        - American Depository Receipt
PIPES      - Private Investment in Public Equity Security


74 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2006 (unaudited)

                                                        --------------------------------------------------------------------------
                                                           FRANKLIN           FRANKLIN            FRANKLIN            FRANKLIN
                                                          AGGRESSIVE          FLEX CAP            SMALL CAP         SMALL-MID CAP
                                                          GROWTH FUND        GROWTH FUND       GROWTH FUND II        GROWTH FUND
                                                        --------------------------------------------------------------------------
 Assets:
  Investments in securities:
   Cost - Unaffiliated issuers ......................   $   177,067,237    $ 2,161,987,502     $   875,550,606     $ 5,180,222,268
   Cost - Non-controlled affiliated issuers (Note 9)                 --                 --                  --         344,404,384
   Cost - Sweep Money Fund (Note 7) .................        16,042,090         81,621,216          11,627,136          20,661,181
   Cost - Repurchase agreements .....................                --         26,034,000                  --          64,073,000
                                                        --------------------------------------------------------------------------
   Total cost of investments ........................   $   193,109,327    $ 2,269,642,718     $   887,177,742     $ 5,609,360,833
                                                        ==========================================================================
   Value - Unaffiliated issuers .....................   $   215,368,942    $ 2,822,982,324     $ 1,080,358,920     $ 6,814,516,147
   Value - Non-controlled affiliated issuers (Note 9)                --                 --                  --         333,209,610
   Value - Sweep Money Fund (Note 7) ................        16,042,090         81,621,216          11,627,136          20,661,181
   Value - Repurchase agreements ....................                --         26,034,000                  --          64,073,000
                                                        --------------------------------------------------------------------------
   Total value of investments a .....................       231,411,032      2,930,637,540       1,091,986,056       7,232,459,938
                                                        --------------------------------------------------------------------------
  Receivables:
   Investment securities sold .......................         9,024,926         12,157,310          12,177,838          51,481,276
   Capital shares sold ..............................           151,119          2,793,477           1,013,498           5,016,601
   Dividends and interest ...........................            43,736            740,210              49,900             461,451
                                                        --------------------------------------------------------------------------
         Total assets ...............................       240,630,813      2,946,328,537       1,105,227,292       7,289,419,266
                                                        --------------------------------------------------------------------------
 Liabilities:
  Payables:
   Investment securities purchased ..................         6,369,882         31,070,137           7,730,807          38,083,192
   Capital shares redeemed ..........................           865,163          6,014,934           3,483,397          25,452,199
   Affiliates .......................................           235,509          2,240,066           1,079,666           9,253,298
  Payable upon return of securities loaned ..........                --         26,034,000                  --          64,073,000
  Accrued expenses and other liabilities ............            16,533            807,666             614,775             235,609
                                                        --------------------------------------------------------------------------
         Total liabilities ..........................         7,487,087         66,166,803          12,908,645         137,097,298
                                                        --------------------------------------------------------------------------
           Net assets, at value .....................   $   233,143,726    $ 2,880,161,734     $ 1,092,318,647     $ 7,152,321,968
                                                        ==========================================================================
 Net assets consist of:
  Paid-in capital ...................................   $   353,853,493    $ 2,371,468,619     $   785,683,966     $ 5,036,731,401
  Undistributed net investment income (loss) ........          (765,731)         4,384,916          (4,701,930)        (12,205,680)
  Net unrealized appreciation (depreciation) ........        38,301,254        660,994,822         204,808,314       1,623,099,105
  Accumulated net realized gain (loss) ..............      (158,245,290)      (156,686,623)        106,528,297         504,697,142
                                                        --------------------------------------------------------------------------
           Net assets, at value .....................   $   233,143,726    $ 2,880,161,734     $ 1,092,318,647     $ 7,152,321,968
                                                        ==========================================================================

a Including securities loaned .......................   $            --    $    25,671,021     $            --     $    62,035,895

                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 75

Franklin Strategic Series

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2006 (unaudited)

                                                      --------------------------------------------------------------------
                                                         FRANKLIN          FRANKLIN          FRANKLIN          FRANKLIN
                                                        AGGRESSIVE         FLEX CAP         SMALL CAP       SMALL-MID CAP
                                                       GROWTH FUND       GROWTH FUND      GROWTH FUND II     GROWTH FUND
                                                      --------------------------------------------------------------------
CLASS A:
 Net assets, at value ............................    $  102,659,218    $2,006,894,810    $  551,111,377    $5,645,326,685
                                                      ====================================================================
 Shares outstanding ..............................         5,964,117        47,712,546        42,028,690       143,303,591
                                                      ====================================================================
 Net asset value per share a .....................    $        17.21    $        42.06    $        13.11    $        39.39
                                                      ====================================================================
 Maximum offering price per share (net asset value
  per share / 94.25%) ............................    $        18.26    $        44.63    $        13.91    $        41.79
                                                      ====================================================================
CLASS B:
 Net assets, at value ............................    $   16,667,006    $  127,483,685    $   92,065,530    $   32,388,797
                                                      ====================================================================
 Shares outstanding ..............................         1,014,253         3,217,564         7,351,838           848,592
                                                      ====================================================================
 Net asset value and maximum offering price
  per share a ....................................    $        16.43    $        39.62    $        12.52    $        38.17
                                                      ====================================================================
CLASS C:
 Net assets, at value ............................    $   27,791,247    $  366,525,382    $  131,391,582    $  644,340,384
                                                      ====================================================================
 Shares outstanding ..............................         1,694,666         9,231,648        10,485,844        17,347,012
                                                      ====================================================================
 Net asset value and maximum offering price
  per share a ....................................    $        16.40    $        39.70    $        12.53    $        37.14
                                                      ====================================================================
CLASS R:
 Net assets, at value ............................    $    6,835,316    $   83,595,973    $    5,908,626    $  107,320,683
                                                      ====================================================================
 Shares outstanding ..............................           401,412         2,010,921           456,045         2,757,056
                                                      ====================================================================
 Net asset value and maximum offering price
 per share a .....................................    $        17.03    $        41.57    $        12.96    $        38.93
                                                      ====================================================================
ADVISOR CLASS:
 Net assets, at value ............................    $   79,190,939    $  295,661,884    $  311,841,532    $  722,945,419
                                                      ====================================================================
 Shares outstanding ..............................         4,498,205         6,991,947        23,329,568        18,097,477
                                                      ====================================================================
 Net asset value and maximum offering price
  per share a ....................................    $        17.61    $        42.29    $        13.37    $        39.95
                                                      ====================================================================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


76 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

STATEMENTS OF OPERATIONS
for the six months ended October 31, 2006 (unaudited)

                                                            -----------------------------------------------------------------------
                                                               FRANKLIN           FRANKLIN           FRANKLIN           FRANKLIN
                                                              AGGRESSIVE          FLEX CAP          SMALL CAP        SMALL-MID CAP
                                                             GROWTH FUND        GROWTH FUND       GROWTH FUND II      GROWTH FUND
                                                            -----------------------------------------------------------------------
Investment income:
 Dividends: (net of foreign taxes)
  Unaffiliated issuers ..................................   $      318,543     $   11,743,855     $    2,330,625     $   18,640,029
  Non-controlled affiliated issuers (Note 9) ............               --                 --                 --            290,142
  Sweep Money Fund (Note 7) .............................          412,702          3,723,172            214,835          3,055,723
 Interest ...............................................               --                271                416          1,333,807
 Income from securities loaned - net ....................               --            144,015            145,662            904,136
 Other income (Note 10) .................................           57,711            323,170             89,572          1,575,773
                                                            -----------------------------------------------------------------------
        Total investment income .........................          788,956         15,934,483          2,781,110         25,799,610
                                                            -----------------------------------------------------------------------
Expenses:
 Management fees (Note 3a) ..............................          519,433          6,200,643          2,803,793         16,577,948
 Administrative fees (Note 3b) ..........................          219,756                 --          1,157,561                 --
 Distribution fees: (Note 3c)
  Class A ...............................................          148,392          2,464,790            751,087          7,303,592
  Class B ...............................................           85,196            652,868            479,037            164,765
  Class C ...............................................          140,629          1,805,475            702,816          3,284,135
  Class R ...............................................           13,585            212,529             14,576            252,005
 Transfer agent fees (Note 3e) ..........................          353,182          3,088,839          1,349,263          9,661,992
 Custodian fees (Note 4) ................................            2,940             27,848             15,065             80,153
 Reports to shareholders ................................           25,455            277,055            112,196            360,396
 Registration and filing fees ...........................           30,013             71,607             47,087             96,068
 Professional fees ......................................           11,856             32,925             24,866             62,713
 Trustees' fees and expenses ............................              912             13,612              7,849             75,511
 Other ..................................................            3,404             11,465             18,039             88,453
                                                            -----------------------------------------------------------------------
        Total expenses ..................................        1,554,753         14,859,656          7,483,235         38,007,731
        Expense reductions (Note 4) .....................              (66)              (725)              (195)            (2,441)
                                                            -----------------------------------------------------------------------
          Net expenses ..................................        1,554,687         14,858,931          7,483,040         38,005,290
                                                            -----------------------------------------------------------------------
           Net investment income (loss) .................         (765,731)         1,075,552         (4,701,930)       (12,205,680)
                                                            -----------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ...........................................       (6,299,239)        35,775,883         74,355,354         96,773,548
  Foreign currency transactions .........................            9,652              9,924                (72)            25,717
                                                            -----------------------------------------------------------------------
           Net realized gain (loss) .....................       (6,289,587)        35,785,807         74,355,282         96,799,265
                                                            -----------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on:
  Investments ...........................................       (4,071,145)       (67,408,945)      (147,592,831)      (326,171,876)
  Translation of assets and liabilities denominated in
    foreign currencies ..................................             (686)                --                 --                 --
                                                            -----------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) ...       (4,071,831)       (67,408,945)      (147,592,831)      (326,171,876)

                                                            -----------------------------------------------------------------------
Net realized and unrealized gain (loss) .................      (10,361,418)       (31,623,138)       (73,237,549)      (229,372,611)
                                                            -----------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations ........................................   $  (11,127,149)    $  (30,547,586)    $  (77,939,479)    $ (241,578,291)
                                                            =======================================================================

                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 77

Franklin Strategic Series

STATEMENTS OF CHANGES IN NET ASSETS

                                                      --------------------------------------------------------------------
                                                           FRANKLIN AGGRESSIVE                   FRANKLIN FLEX CAP
                                                               GROWTH FUND                          GROWTH FUND
                                                      --------------------------------------------------------------------
                                                       SIX MONTHS                           SIX MONTHS
                                                          ENDED                                ENDED
                                                       OCTOBER 31,                          OCTOBER 31,
                                                           2006          YEAR ENDED            2006           YEAR ENDED
                                                        (UNAUDITED)    APRIL 30, 2006       (UNAUDITED)     APRIL 30, 2006
                                                      --------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ...................    $     (765,731)   $   (1,884,598)   $    1,075,552    $    3,321,181
  Net realized gain (loss) from investments and
    foreign currency transactions ................        (6,289,587)       28,052,906        35,785,807       172,708,459
  Net change in unrealized appreciation
    (depreciation) on investments and translation
    of assets and liabilities denominated in
    foreign currencies ...........................        (4,071,831)       27,182,678       (67,408,945)      280,571,461
                                                      --------------------------------------------------------------------
    Net increase (decrease) in net assets
          resulting from operations ..............       (11,127,149)       53,350,986       (30,547,586)      456,601,101
                                                      --------------------------------------------------------------------
 Capital share transactions: (Note 2)
    Class A ......................................        (4,175,494)        3,841,739       (43,654,936)      231,283,630
    Class B ......................................        (1,568,666)       (3,069,804)      (13,506,680)      (17,621,287)
    Class C ......................................        (1,370,145)       (1,562,557)      (16,209,879)       31,480,674
    Class R ......................................         1,965,485           922,892        (6,507,389)        7,059,122
    Advisor Class ................................        43,116,624         4,967,511        87,354,064       115,831,126
                                                      --------------------------------------------------------------------
 Total capital share transactions ................        37,967,804         5,099,781         7,475,180       368,033,265
                                                      --------------------------------------------------------------------
 Redemption fees .................................               692             1,583             4,579            37,072
                                                      --------------------------------------------------------------------
          Net increase (decrease) in
              net assets .........................        26,841,347        58,452,350       (23,067,827)      824,671,438
Net assets:
 Beginning of period .............................       206,302,379       147,850,029     2,903,229,561     2,078,558,123
                                                      --------------------------------------------------------------------
 End of period ...................................    $  233,143,726    $  206,302,379    $2,880,161,734    $2,903,229,561
                                                      ====================================================================
Undistributed net investment income (loss)
 included in net assets:
  End of period ..................................    $     (765,731)   $           --    $    4,384,916    $    3,309,364
                                                      ====================================================================

78 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                              ----------------------------------------------------------------------------
                                                     FRANKLIN SMALL CAP                        FRANKLIN SMALL-MID CAP
                                                        GROWTH FUND II                               GROWTH FUND
                                              ----------------------------------------------------------------------------
                                              SIX MONTHS ENDED                         SIX MONTHS ENDED
                                              OCTOBER 31, 2006       YEAR ENDED       OCTOBER 31, 2006      YEAR ENDED
                                                 (UNAUDITED)        APRIL 30, 2006        (UNAUDITED)      APRIL 30, 2006
                                              ----------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ............    $    (4,701,930)    $    (9,203,931)    $   (12,205,680)    $    (4,414,772)
  Net realized gain (loss) from investments
    and foreign currency transactions .....         74,355,282         153,433,848          96,799,265         978,462,440
  Net change in unrealized appreciation
    (depreciation) on investments .........       (147,592,831)        205,294,990        (326,171,876)      1,138,414,709
                                              ----------------------------------------------------------------------------
    Net increase (decrease) in net assets
        resulting from operations .........        (77,939,479)        349,524,907        (241,578,291)      2,112,462,377
                                              ----------------------------------------------------------------------------
 Distributions to shareholders from:
  Net investment income:
    Class A ...............................                 --                  --                  --          (7,827,908)
    Class R ...............................                 --                  --                  --             (49,576)
    Advisor Class .........................                 --                  --                  --          (2,541,576)
                                              ----------------------------------------------------------------------------
 Total distributions to shareholders ......                 --                  --                  --         (10,419,060)
                                              ----------------------------------------------------------------------------
 Capital share transactions: (Note 2)
    Class A ...............................       (101,123,463)       (270,933,948)       (696,265,353)     (1,867,554,403)
    Class B ...............................        (12,261,931)        (22,332,447)         (3,310,036)         (3,374,069)
    Class C ...............................        (27,567,955)        (38,628,324)        (60,777,647)       (100,224,044)
    Class R ...............................            (48,718)            562,893          15,544,998          22,534,840
    Advisor Class .........................          3,755,195          15,411,822         (47,536,288)        308,008,942
                                              ----------------------------------------------------------------------------
 Total capital share transactions .........       (137,246,872)       (315,920,004)       (792,344,326)     (1,640,608,734)
                                              ----------------------------------------------------------------------------
 Redemption fees ..........................              1,669               2,423              29,331              49,246
                                              ----------------------------------------------------------------------------
            Net increase (decrease) in
              net assets ..................       (215,184,682)         33,607,326      (1,033,893,286)        461,483,829
Net assets:
 Beginning of period ......................      1,307,503,329       1,273,896,003       8,186,215,254       7,724,731,425
                                              ----------------------------------------------------------------------------
 End of period ............................    $ 1,092,318,647     $ 1,307,503,329     $ 7,152,321,968     $ 8,186,215,254
                                              ============================================================================
Undistributed net investment income (loss)
 included in net assets:
  End of period ...........................    $    (4,701,930)    $            --     $   (12,205,680)    $            --
                                              ============================================================================

                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 79

Franklin Strategic Series

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (the Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end investment company, consisting of twelve separate funds. All funds included in this report (the Funds) are diversified, except the Franklin Flex Cap Growth Fund. The financial statements of the remaining funds in the Trust are presented separately. The Funds offer five classes of shares: Class A, Class B, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The Franklin Small Cap Growth Fund II was closed to new investors effective July 9, 2002.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.


80 | Semiannual Report

Franklin Strategic Series

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. REPURCHASE AGREEMENTS

Certain funds may enter into repurchase agreements, which are accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are valued at cost. At October 31, 2006, all repurchase agreements held by the funds had been entered into on that date.

D. FOREIGN CURRENCY CONTRACTS

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

                                                          Semiannual Report | 81

Franklin Strategic Series

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SECURITIES LENDING

The Funds may loan securities to certain brokers through a securities lending agent for which they receive cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in short-term instruments as noted in the Statement of Investments. The fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the fund in the case of default of any securities borrower. At October 31, 2006, the Franklin Aggressive Growth Fund and the Franklin Small Cap Growth Fund II had no securities on loan.

F. INCOME TAXES

No provision has been made for U.S. income taxes because each fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.


82 | Semiannual Report

Franklin Strategic Series

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Distributions received by the Trust from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

H. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

I. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date (30 days or less prior to June 1, 2004 for the Franklin Small Cap Growth Fund II and the Franklin Small-Mid Cap Growth Fund). The redemption fee is 2% of the amount redeemed. Such fees are retained by the Funds and accounted for as an addition to paid-in capital.

J. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At October 31, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds' shares were as follows:

                                        ----------------------------------------------------------------
                                                FRANKLIN                          FRANKLIN
                                          AGGRESSIVE GROWTH FUND             FLEX CAP GROWTH FUND
                                        ----------------------------------------------------------------
CLASS A SHARES: .................       SHARES            AMOUNT            SHARES            AMOUNT
                                        ----------------------------------------------------------------
Six months ended October 31, 2006
 Shares sold ....................          689,093     $  11,645,347         4,651,658     $ 186,469,524
 Shares redeemed ................         (940,359)      (15,820,841)       (5,705,639)     (230,124,460)
                                        ----------------------------------------------------------------
 Net increase (decrease) ........         (251,266)    $  (4,175,494)       (1,053,981)    $ (43,654,936)
                                        ================================================================
Year ended April 30, 2006
 Shares sold ....................        1,938,786     $  32,103,821        17,172,117     $ 670,049,863
 Shares redeemed ................       (1,768,839)      (28,262,082)      (11,098,789)     (438,766,233)
                                        ----------------------------------------------------------------
 Net increase (decrease) ........          169,947     $   3,841,739         6,073,328     $ 231,283,630
                                        ================================================================


                                                          Semiannual Report | 83

Franklin Strategic Series

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                       -----------------------------------------------------------------
                                                FRANKLIN                            FRANKLIN
                                          AGGRESSIVE GROWTH FUND               FLEX CAP GROWTH FUND
                                       -----------------------------------------------------------------
                                           SHARES         AMOUNT              SHARES          AMOUNT
                                       -----------------------------------------------------------------
CLASS B SHARES:
Six months ended October 31, 2006
 Shares sold ....................           40,307     $     658,229            52,889     $   2,025,813
 Shares redeemed ................         (139,040)       (2,226,895)         (409,514)      (15,532,493)
                                       -----------------------------------------------------------------
 Net increase (decrease) ........          (98,733)    $  (1,568,666)         (356,625)    $ (13,506,680)
                                       =================================================================
Year ended April 30, 2006
 Shares sold ....................          100,932     $   1,636,541           275,686     $  10,465,446
 Shares redeemed ................         (310,393)       (4,706,345)         (751,776)      (28,086,733)
                                       -----------------------------------------------------------------
 Net increase (decrease) ........         (209,461)    $  (3,069,804)         (476,090)    $ (17,621,287)
                                       =================================================================
CLASS C SHARES:
Six months ended October 31, 2006
 Shares sold ....................          196,872     $   3,156,042           673,400     $  25,712,037
 Shares redeemed ................         (284,065)       (4,526,187)       (1,099,777)      (41,921,916)
                                       -----------------------------------------------------------------
 Net increase (decrease) ........          (87,193)    $  (1,370,145)         (426,377)    $ (16,209,879)
                                       =================================================================
Year ended April 30, 2006
 Shares sold ....................          386,316     $   6,242,267         2,690,646     $ 100,933,769
 Shares redeemed ................         (508,287)       (7,804,824)       (1,852,778)      (69,453,095)
                                       -----------------------------------------------------------------
 Net increase (decrease) ........         (121,971)    $  (1,562,557)          837,868     $  31,480,674
                                       =================================================================
CLASS R SHARES:
Six months ended October 31, 2006
 Shares sold ....................          160,308     $   2,705,898           215,769     $   8,591,880
 Shares redeemed ................          (44,285)         (740,413)         (376,347)      (15,099,269)
                                       -----------------------------------------------------------------
 Net increase (decrease) ........          116,023     $   1,965,485          (160,578)    $  (6,507,389)
                                       =================================================================
Year ended April 30, 2006
 Shares sold ....................          118,991     $   1,953,202           769,708     $  29,699,435
 Shares redeemed ................          (63,311)       (1,030,310)         (573,698)      (22,640,313)
                                       -----------------------------------------------------------------
 Net increase (decrease) ........           55,680     $     922,892           196,010     $   7,059,122
                                       =================================================================
ADVISOR CLASS SHARES:
Six months ended October 31, 2006
 Shares sold ....................        2,696,848     $  45,934,616         2,102,102     $  88,520,106
 Shares redeemed ................         (165,282)       (2,817,992)          (28,927)       (1,166,042)
                                       -----------------------------------------------------------------
 Net increase (decrease) ........        2,531,566     $  43,116,624         2,073,175     $  87,354,064
                                       =================================================================
Year ended April 30, 2006
 Shares sold ....................        1,942,749     $  32,580,594         2,970,779     $ 118,604,130
 Shares redeemed ................       (1,649,650)      (27,613,083)          (67,870)       (2,773,004)
                                       -----------------------------------------------------------------
 Net increase (decrease) ........          293,099     $   4,967,511         2,902,909     $ 115,831,126
                                       =================================================================


84 | Semiannual Report

Franklin Strategic Series

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                       -------------------------------------------------------------------
                                                FRANKLIN                             FRANKLIN
                                         SMALL CAP GROWTH FUND II           SMALL-MID CAP GROWTH FUND
                                       -------------------------------------------------------------------
                                          SHARES          AMOUNT             SHARES            AMOUNT
                                       -------------------------------------------------------------------
CLASS A SHARES:
Six months ended October 31, 2006
 Shares sold ....................        3,387,293     $  43,062,051        10,436,455     $   395,650,564
 Shares redeemed ................      (11,224,109)     (144,185,514)      (28,761,943)     (1,091,915,917)
                                       -------------------------------------------------------------------
 Net increase (decrease) ........       (7,836,816)    $(101,123,463)      (18,325,487)    $  (696,265,353)
                                       ===================================================================
Year ended April 30, 2006
 Shares sold ....................        9,784,344     $ 122,342,429        33,346,377     $ 1,232,434,700
 Shares issued in reinvestment
  of distributions ..............               --                --           179,810           6,881,342
 Shares redeemed ................      (31,930,047)     (393,276,377)      (83,856,206)     (3,106,870,445)
                                       -------------------------------------------------------------------
 Net increase (decrease) ........      (22,145,703)    $(270,933,948)      (50,330,019)    $(1,867,554,403)
                                       ===================================================================
CLASS B SHARES:
Six months ended October 31, 2006
 Shares sold ....................            8,316     $     102,566            18,773     $       690,388
 Shares redeemed ................       (1,021,476)      (12,364,497)         (109,222)         (4,000,424)
                                       -------------------------------------------------------------------
 Net increase (decrease) ........       (1,013,160)    $ (12,261,931)          (90,449)    $    (3,310,036)
                                       ===================================================================
Year ended April 30, 2006
 Shares sold ....................           34,472     $     422,616           100,910     $     3,688,056
 Shares redeemed ................       (1,905,363)      (22,755,063)         (197,349)         (7,062,125)
                                       -------------------------------------------------------------------
 Net increase (decrease) ........       (1,870,891)    $ (22,332,447)          (96,439)    $    (3,374,069)
                                       ===================================================================
CLASS C SHARES:
Six months ended October 31, 2006
 Shares sold ....................          125,398     $   1,504,993           511,878     $    18,346,934
 Shares redeemed ................       (2,402,976)      (29,072,948)       (2,215,754)        (79,124,581)
                                       -------------------------------------------------------------------
 Net increase (decrease) ........       (2,277,578)    $ (27,567,955)       (1,703,876)    $   (60,777,647)
                                       ===================================================================
Year ended April 30, 2006
 Shares sold ....................          397,650     $   4,745,136         1,384,453     $    48,881,333
 Shares redeemed ................       (3,613,785)      (43,373,460)       (4,281,748)       (149,105,377)
                                       -------------------------------------------------------------------
 Net increase (decrease) ........       (3,216,135)    $ (38,628,324)       (2,897,295)    $  (100,224,044)
                                       ===================================================================
CLASS R SHARES:
Six months ended October 31, 2006
 Shares sold ....................           66,095     $     827,223           816,087     $    30,829,575
 Shares redeemed ................          (70,277)         (875,941)         (407,870)        (15,284,577)
                                       -------------------------------------------------------------------
 Net increase (decrease) ........           (4,182)    $     (48,718)          408,217     $    15,544,998
                                       ===================================================================
Year ended April 30, 2006
 Shares sold ....................          108,115     $   1,365,015         1,358,151     $    49,581,778
 Shares issued in reinvestment
  of distributions ..............               --                --             1,277              48,392
 Shares redeemed ................          (64,636)         (802,122)         (754,871)        (27,095,330)
                                       -------------------------------------------------------------------
 Net increase (decrease) ........           43,479     $     562,893           604,557     $    22,534,840
                                       ===================================================================


                                                          Semiannual Report | 85

Franklin Strategic Series

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                       -------------------------------------------------------------------
                                                FRANKLIN                             FRANKLIN
                                         SMALL CAP GROWTH FUND II           SMALL-MID CAP GROWTH FUND
                                       -------------------------------------------------------------------
                                          SHARES          AMOUNT             SHARES            AMOUNT
                                       -------------------------------------------------------------------
ADVISOR CLASS SHARES:
Six months ended October 31, 2006
 Shares sold ....................        2,399,908     $  31,370,191         3,835,512     $   150,271,832
 Shares redeemed ................       (2,140,826)      (27,614,996)       (5,146,911)       (197,808,120)
                                       -------------------------------------------------------------------
 Net increase (decrease) ........          259,082     $   3,755,195        (1,311,399)    $   (47,536,288)
                                       ===================================================================
Year ended April 30, 2006
 Shares sold ....................        4,863,208     $  60,972,247        14,278,979     $   527,317,204
 Shares issued in reinvestment
  of distributions ..............               --                --            42,059           1,628,949
 Shares redeemed ................       (3,573,788)      (45,560,425)       (5,871,385)       (220,937,211)
                                       -------------------------------------------------------------------
 Net increase (decrease) ........        1,289,420     $  15,411,822         8,449,653     $   308,008,942
                                       ===================================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

----------------------------------------------------------------------------------------------------------
SUBSIDIARY                                                                    AFFILIATION
----------------------------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                                            Investment manager
Franklin Templeton Services, LLC (FT Services)                                Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)                          Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)                 Transfer agent

A. MANAGEMENT FEES

The Franklin Flex Cap Growth Fund and the Franklin Small-Mid Cap Growth Fund pay an investment management fee to Advisers based on the average daily net assets of each of the funds as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
--------------------------------------------------------------------------------
      0.625%            Up to and including $100 million
      0.500%            Over $100 million, up to and including $250 million
      0.450%            Over $250 million, up to and including $10 billion
      0.440%            Over $10 billion, up to and including $12.5 billion
      0.420%            Over $12.5 billion, up to and including $15 billion
      0.400%            In excess of $15 billion


86 | Semiannual Report

Franklin Strategic Series

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES (CONTINUED)

The Franklin Aggressive Growth Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
--------------------------------------------------------------------------------
       0.500%           Up to and including $500 million
       0.400%           Over $500 million, up to and including $1 billion
       0.350%           Over $1 billion, up to and including $1.5 billion
       0.300%           Over $1.5 billion, up to and including $6.5 billion
       0.275%           Over $6.5 billion, up to and including $11.5 billion
       0.250%           Over $11.5 billion, up to and including $16.5 billion
       0.240%           Over $16.5 billion, up to and including $19 billion
       0.230%           Over $19 billion, up to and including $21.5 billion
       0.220%           In excess of $21.5 billion

The Franklin Small Cap Growth Fund II pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
--------------------------------------------------------------------------------
        0.550%          Up to and including $500 million
        0.450%          Over $500 million, up to and including $1 billion
        0.400%          Over $1 billion, up to and including $1.5 billion
        0.350%          Over $1.5 billion, up to and including $6.5 billion
        0.325%          Over $6.5 billion, up to and including $11.5 billion
        0.300%          Over $11.5 billion, up to and including $16.5 billion
        0.290%          Over $16.5 billion, up to and including $19 billion
        0.280%          Over $19 billion, up to and including $21.5 billion
        0.270%          In excess of $21.5 billion

B. ADMINISTRATIVE FEES

The Franklin Aggressive Growth Fund and the Franklin Small Cap Growth Fund II pay an administrative fee to FT Services of 0.20% per year of the average daily net assets of each of the funds.

Under an agreement with Advisers, FT Services provides administrative services to the Franklin Flex Cap Growth Fund and the Franklin Small-Mid Cap Growth Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the funds.


                                                          Semiannual Report | 87

Franklin Strategic Series

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the sale and distribution of each fund's shares up to a certain percentage per year of its average daily net assets as follows:

                    --------------------------------------------------
                      FRANKLIN          FRANKLIN           FRANKLIN
                     AGGRESSIVE         FLEX CAP        SMALL-MID CAP
                    GROWTH FUND        GROWTH FUND        GROWTH FUND
                    --------------------------------------------------
Class A .........      0.35%              0.25%              0.25%

Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

Under the Funds' compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the sale and distribution of each fund's shares up to a certain percentage per year of their average daily net assets of each class as follows:

                            --------------------------------------------------------------------
                              FRANKLIN          FRANKLIN          FRANKLIN          FRANKLIN
                             AGGRESSIVE         FLEX CAP          SMALL CAP       SMALL-MID CAP
                             GROWTH FUND       GROWTH FUND      GROWTH FUND II     GROWTH FUND
                            --------------------------------------------------------------------
Class A ................          --                --              0.35%               --
Class B ................        1.00%             1.00%             1.00%             1.00%
Class C ................        1.00%             1.00%             1.00%             1.00%
Class R ................        0.50%             0.50%             0.50%             0.50%

The Franklin Small Cap Growth Fund II pays Distributors up to 0.35%, for Class A, when the fund is open to new investors and up to 0.25% when the fund is closed to new investors.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the period:

                                              ---------------------------------------------------------------------
                                               FRANKLIN           FRANKLIN           FRANKLIN           FRANKLIN
                                              AGGRESSIVE          FLEX CAP           SMALL CAP        SMALL-MID CAP
                                              GROWTH FUND        GROWTH FUND      GROWTH FUND II       GROWTH FUND
                                              ---------------------------------------------------------------------
Sale charges retained net of commissions
 paid to unaffiliated broker/dealers ...         $31,267           $461,478             $9,321           $188,237
Contingent deferred sales charges
 retained ..............................         $11,719           $103,121            $58,797            $55,815


88 | Semiannual Report

Franklin Strategic Series

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

E. TRANSFER AGENT FEES

The Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                           -----------------------------------------------------------------------
                             FRANKLIN           FRANKLIN           FRANKLIN           FRANKLIN
                            AGGRESSIVE          FLEX CAP           SMALL CAP        SMALL-MID CAP
                            GROWTH FUND        GROWTH FUND      GROWTH FUND II       GROWTH FUND
                           -----------------------------------------------------------------------
Transfer agent fees ..        $250,162          $1,729,536         $640,678          $3,944,886

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the period ended October 31, 2006, the custodian fees were reduced as noted in the Statements of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At April 30, 2006, the capital loss carryforwards were as follows:

                                                -----------------------------
                                                  FRANKLIN        FRANKLIN
                                                 AGGRESSIVE       FLEX CAP
                                                GROWTH FUND     GROWTH FUND
                                                -----------------------------
Capital loss carryovers expiring in:
  2010 .....................................    $104,367,877    $  1,323,283
  2011 .....................................      47,112,100     191,041,838
                                                ----------------------------
                                                $151,479,977    $192,365,121
                                                ============================

For tax purposes, realized currency losses, occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At April 30, 2006, the Franklin Aggressive Growth Fund, the Franklin Flex Cap Growth Fund and the Franklin Small-Mid Cap Growth Fund deferred realized currency losses of $3,323, $564, and $8,602, respectively.


                                                          Semiannual Report | 89

Franklin Strategic Series

5. INCOME TAXES (CONTINUED)

At October 31, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                                              -----------------------------------
                                                 FRANKLIN            FRANKLIN
                                                AGGRESSIVE           FLEX CAP
                                                GROWTH FUND         GROWTH FUND
                                              -----------------------------------
Cost of investments ......................    $   194,665,522     $ 2,270,863,340
                                              ===================================
Unrealized appreciation ..................    $    38,480,418     $   686,513,188
Unrealized depreciation ..................         (1,734,908)        (26,738,988)
                                              -----------------------------------
Net unrealized appreciation (depreciation)    $    36,745,510     $   659,774,200
                                              ===================================


                                              -----------------------------------
                                                 FRANKLIN            FRANKLIN
                                                 SMALL CAP         SMALL-MID CAP
                                              GROWTH FUND II        GROWTH FUND
                                              -----------------------------------
Cost of investments ......................    $   888,918,184     $ 5,610,805,764
                                              ===================================
Unrealized appreciation ..................    $   257,651,751     $ 1,776,498,142
Unrealized depreciation ..................        (54,583,879)       (154,843,968)
                                              -----------------------------------
Net unrealized appreciation (depreciation)    $   203,067,872     $ 1,621,654,174
                                              ===================================

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales (excluding short term securities) for the period ended October 31, 2006, were as follows:

                ------------------------------------------------------------------------
                   FRANKLIN           FRANKLIN           FRANKLIN           FRANKLIN
                  AGGRESSIVE          FLEX CAP           SMALL CAP        SMALL-MID CAP
                  GROWTH FUND        GROWTH FUND      GROWTH FUND II       GROWTH FUND
                ------------------------------------------------------------------------
Purchases ...   $   247,685,271    $   939,463,169    $   357,680,338    $ 2,005,327,071
Sales .......   $   217,423,919    $   843,966,750    $   504,860,434    $ 2,492,783,479


90 | Semiannual Report

Franklin Strategic Series

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. RESTRICTED SECURITIES

The Funds may invest in securities that are restricted under the Securities Act of 1933 (the 1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds have registration rights for certain restricted securities held at period end. The issuer generally incurs all registration costs.

At October 31, 2006, the Funds held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Trust's Board of Trustees as reflecting fair value, as follows:

-----------------------------------------------------------------------------------------------------------------
                                                                        ACQUISITION
SHARES             ISSUER                                                   DATE          COST          VALUE
-----------------------------------------------------------------------------------------------------------------
FRANKLIN AGGRESSIVE GROWTH FUND
          374,806  Dilithium Networks Inc., depository receipt, D,
                    pfd., 144A, PIPES ................................     7/13/06     $   873,300    $   873,298
                                                                                                      -----------
                     TOTAL RESTRICTED SECURITIES (0.37% of Net Assets) ...........................    $   873,298
                                                                                                      ===========
FRANKLIN FLEX CAP GROWTH FUND
          145,772  Anda Networks, cvt. pfd., D .......................     3/24/00     $ 2,000,000    $    65,131
        2,227,171  Fibrogen Inc., cvt. pfd., E .......................     5/19/00       9,999,998     14,966,589
          772,727  Masimo Corp., cvt. pfd., F ........................     5/15/00       8,499,997     13,684,995
                                                                                                      -----------
                     TOTAL RESTRICTED SECURITIES (1.00% of Net Assets) ...........................    $28,716,715
                                                                                                      ===========
FRANKLIN SMALL-MID CAP GROWTH FUND
          364,431  Anda Networks, cvt. pfd., D .......................     3/24/00     $ 5,000,000    $   162,828
        1,792,573  Foveon Inc., cvt. pfd., D, 144A ...................     4/08/02      13,999,995      2,096,055
        2,597,593  Foveon Inc., cvt. pfd., E, 144A ...................     5/31/05       2,635,024      4,611,247
          682,128  Mirapoint Inc., 144A ..............................     9/09/99       4,999,998             --
          301,660  Mirapoint Inc., pfd ...............................     7/07/05         561,391        304,677
                                                                                                      -----------
                     TOTAL RESTRICTED SECURITIES (0.10% of Net Assets) ...........................    $ 7,174,807
                                                                                                      ===========

                                                          Semiannual Report | 91

Franklin Strategic Series

9. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Franklin Flex Cap Growth Fund and the Franklin Small-Mid CapGrowth Fund for the period ended October 31, 2006 were as shown below.

---------------------------------------------------------------------------------------------------------------------------
                                                       NUMBER                                    NUMBER
                                                     OF SHARES                                 OF SHARES
                                                      HELD AT                                   HELD AT
                                                     BEGINNING       GROSS         GROSS         END OF        VALUE AT
NAME OF ISSUER                                        OF YEAR      ADDITIONS     REDUCTIONS       YEAR       END OF YEAR
---------------------------------------------------------------------------------------------------------------------------
FRANKLIN FLEX CAP GROWTH FUND
NON-CONTROLLED AFFILIATES
SunPower Corp., A ...............................       500,000        50,000            --       550,000    $            a
                                                                                                             ==============
TOTAL AFFILIATED SECURITIES (0.00% of Net Assets)
FRANKLIN SMALL-MID CAP GROWTH FUND
NON-CONTROLLED AFFILIATES

Allscripts Healthcare Solutions Inc. ............     2,169,700     1,090,200            --     3,259,900    $ 76,901,041
Microsemi Corp. .................................     3,002,600     2,581,500            --     5,584,100     109,448,360
Tektronix Inc. ..................................     4,660,300       175,400            --     4,835,700     146,860,209
                                                                                                             -------------
TOTAL AFFILIATED SECURITIES (4.66% of Net Assets) .......................................................    $333,209,610
                                                                                                             -------------


---------------------------------------------------------------------------------
                                                                       REALIZED
                                                      INVESTMENT       CAPITAL
NAME OF ISSUER                                          INCOME       GAIN (LOSS)
---------------------------------------------------------------------------------
FRANKLIN FLEX CAP GROWTH FUND
NON-CONTROLLED AFFILIATES
SunPower Corp., A ...............................    $         --    $         --
                                                     ============================
TOTAL AFFILIATED SECURITIES (0.00% of Net Assets)
FRANKLIN SMALL-MID CAP GROWTH FUND
NON-CONTROLLED AFFILIATES
Allscripts Healthcare Solutions Inc. ............    $         --    $         --
Microsemi Corp. .................................              --              --
Tektronix Inc. ..................................         290,142              --
                                                     ----------------------------
TOTAL AFFILIATED SECURITIES (4.66% of Net Assets)    $    290,142    $         --
                                                     ----------------------------

a     As of October 31, 2006, no longer an affiliate.

10. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed.

On June 23, 2006, the SEC approved the IDC's proposed plan of distribution arising from the December 13, 2004 SEC Order. The relevant funds recorded the settlement as other income and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC's order and the plan was completed in September 2006.


92 | Semiannual Report

Franklin Strategic Series

10. REGULATORY MATTERS (CONTINUED)

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC's market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of Distribution. The SEC anticipates that Notice of the Plan will be published on or after November 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its/their shareholders whole, as appropriate.

11. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.


                                                          Semiannual Report | 93

Franklin Strategic Series

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


94 | Semiannual Report

                       This page intentionally left blank.

                       This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

RETIREMENT TARGET FUNDS

Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term
  Tax-Free Income Fund
Federal Limited-Term
  Tax-Free Income Fund
New York Limited-Term
  Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama                              Michigan 7
Arizona                              Minnesota 7
California 8                         Missouri
Colorado                             New Jersey
Connecticut                          New York 8
Florida 8                            North Carolina
Georgia                              Ohio 7
Kentucky                             Oregon
Louisiana                            Pennsylvania
Maryland                             Tennessee
Massachusetts 7                      Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 9

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7.    Portfolio of insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


09/06                                          Not part of the semiannual report

     [LOGO](R)
FRANKLIN TEMPLETON                             One Franklin Parkway
    INVESTMENTS                                San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN STRATEGIC SERIES

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus . Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing . The prospectus contains this and other information; please read it carefully before investing .

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed . These calls can be identified by the presence of a regular beeping tone.


FSS1 S2006 12/06














                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                        OCTOBER 31, 2006
--------------------------------------------------------------------------------

                                              Franklin Biotechnology
                                              Discovery Fund

                                              Franklin Global
                                              Communications Fund

                                              Franklin Global Health Care Fund

                                              Franklin Natural Resources Fund

                                              Franklin Technology Fund

--------------------------------------------------------------------------------
   SEMIANNUAL REPORT AND SHAREHOLDER LETTER               SECTOR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       WANT TO RECEIVE
                                                       THIS DOCUMENT
                                                       FASTER VIA EMAIL?
            FRANKLIN  STRATEGIC SERIES
                                                       Eligible shareholders can
                                                       sign up for eDelivery at
                                                       franklintempleton.com.
                                                       See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                    FRANKLIN  o  Templeton  o  Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the semiannual report

Contents

SHAREHOLDER LETTER ........................................................    1

SEMIANNUAL REPORT

Economic and Market Overview ..............................................    3

Franklin Biotechnology Discovery Fund .....................................    5

Franklin Global Communications Fund .......................................   12

Franklin Global Health Care Fund ..........................................   20

Franklin Natural Resources Fund ...........................................   27

Franklin Technology Fund ..................................................   34

Financial Highlights and Statements of Investments ........................   42

Financial Statements ......................................................   73

Notes to Financial Statements .............................................   82

Shareholder Information ...................................................   97

--------------------------------------------------------------------------------

Shareholder Letter

Dear Shareholder:

During the six months ended October 31, 2006, the pace of economic growth slowed as the housing market cooled and imports rose. In light of moderating economic growth, the Federal Reserve Board (Fed) left interest rates unchanged at its August, September and October meetings. The Fed's inaction helped boost investor confidence. The Standard & Poor's 500 Index (S&P 500) returned +6.11%, the Dow Jones Industrial Average returned +7.47% and the NASDAQ Composite Index had a return of +3.03% for the six months under review. 1

In the enclosed semiannual report for Franklin Strategic Series, the portfolio managers discuss market conditions, investment management decisions and Fund performance during the period under review. You will also find performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices.

1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

--------------------------------------------------------------------------------

EDELIVERY DETAILS

Log in at franklintempleton.com and click on eDelivery. Shareholders who are registered at franklintempleton.com can receive these reports via email. Not all accounts are eligible for eDelivery.

             -----------------------------------------------------
             NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
             -----------------------------------------------------


                                           Not part of the semiannual report | 1

If you would like more frequent updates, FRANKLINTEMPLETON.COM provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

As always, we recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate changing market environments.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Rupert H. Johnson, Jr.

Rupert H. Johnson, Jr.
President and Chief Executive Officer - Investment Management
Franklin Strategic Series

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 31, 2006. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


2 | Not part of the semiannual report

Semiannual Report

Economic and Market Overview

During the six months ended October 31, 2006, the U.S. economy advanced at a moderate but slowing pace. Gross domestic product growth declined to annualized rates of 2.6% in the second quarter and an estimated 2.2% in the third quarter. Housing market weakness contributed to the slowdown. Growth was supported primarily by corporate profits and consumer and government spending. Export growth picked up some momentum, but a record trade deficit remained. Although labor costs rose and new job creation slowed to 1% annually, hiring generally increased and the unemployment rate fell from 4.6% to a five-year low of 4.4%. 1

Elevated energy and other commodity prices were a primary economic concern for much of the period. Oil prices were volatile and declined from a record high of $77 per barrel in July to nearly $59 at period-end. Shifting oil prices appeared to raise the anxiety level among consumers and businesses alike. Consumers curbed spending on large purchases, such as homes and cars. Home prices fell in many parts of the country, mortgage rates crept up, and borrowing against home equity flattened. Lower retail prices for cars, computers and clothing in September and October signaled that inflationary pressure appeared to be diminishing somewhat. Inflation was still a concern, however, as the core Consumer Price Index (CPI) rose 2.7% for the 12 months ended October 31, 2006, which was higher than the 2.2% 10-year average. 2

The Federal Reserve Board (Fed) raised the federal funds target rate to 5.25% on June 30. However, since June, the Fed left the rate unchanged, citing a slowing economy, widespread cooling in the housing market and the lagging effect of prior tightening. The Fed stated that even with lower oil prices toward period-end, inflation risks remained.

1.    Source: Bureau of Labor Statistics.

2. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.


                                                           Semiannual Report | 3

The Fed's inaction helped restore investor confidence, and equity markets experienced dramatic rallies late in the period. Overall, the blue chip stocks of the Dow Jones Industrial Average posted a six-month total return of +7.47%, and the broader Standard & Poor's 500 Index (S&P 500) returned +6.11%, while the technology-heavy NASDAQ Composite Index had a total return of +3.03%. 3 Utilities, telecommunications and consumer staples performed particularly well.

3. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 31, 2006. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


4 | Semiannual Report

Franklin Biotechnology Discovery Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Biotechnology Discovery Fund seeks capital appreciation by investing at least 80% of its net assets in securities of biotechnology companies and discovery research firms located in the U.S. and other countries.

--------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN
Franklin Biotechnology Discovery Fund Based on Total Net
Assets as of 10/31/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Biotechnology ..............................................      78.1%
Other Pharmaceuticals ......................................      12.7%
Medical Specialties ........................................       4.8%
Short-Term Investments & Other Net Assets ..................       4.4%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin Biotechnology Discovery Fund's semi-annual report for the period ended October 31, 2006.

PERFORMANCE OVERVIEW

Franklin Biotechnology Discovery Fund - Class A delivered a +3.35% cumulative total return for the six months under review. The Fund outperformed its narrow benchmark, the NASDAQ Biotechnology Index, which returned +2.66% over the same period. 1 The Fund underperformed its broad benchmark, the Standard & Poor's 500 Index (S&P 500), which returned +6.11%, but outperformed the NASDAQ Composite Index, which returned +3.03%

1. Source: Standard & Poor's Micropal. The NASDAQ Biotechnology Index is a capitalization-weighted index designed to measure the performance of all NASDAQ stocks in the biotechnology sector. The index was developed with a base value of 200 as of 11/1/93. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 43.


                                                           Semiannual Report | 5
for the six-month period. 2 You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

INVESTMENT STRATEGY

The Fund is managed using a bottom-up approach to individual stock selection, with a focus on fundamental analysis and primary research. We look for biotechnology, biopharmaceutical and platform technology companies that possess products with favorable competitive profiles, large market opportunities and strong intellectual property, supported by thoughtful clinical and market development strategies. Our assessment of these products is based on extensive primary research and due diligence and includes, but is not limited to, a thorough review of medical literature, consultation of community and academic physicians, and attendance at scientific meetings and symposia. Additionally, we favor companies with excellent management, strong financial characteristics and attractive valuations.

MANAGER'S DISCUSSION

During the six months under review, the Fund's biggest absolute contributor to performance was Celgene. The company posted strong revenues and earnings growth, largely due to the launch of Revlimid earlier in 2006. In late December 2005, Revlimid was initially approved by the Food and Drug Administration (FDA) for the treatment of myodysplastic syndromes. In June 2006, Revlimid was also approved for treating multiple myeloma, and this approval significantly expanded the potential market opportunity for the drug. Additionally, Thalomid, one of Celgene's older drugs, also received approval for treating multiple myeloma. While Thalomid has been used off-label for myeloma for many years, official FDA approval allows the company to formally market the drug and should increase reimbursement rates for Thalomid.

Gilead Sciences was the second-largest contributor on an absolute basis during the reporting period. In July, the FDA approved Gilead's Atripla, a one-pill, fixed-dose combination of three drugs, Gilead's Viread and Emtriva, and Bristol-Myers Squibb's Sustiva. This is the first single-pill HIV drug regimen and has proven to be an attractive treatment option for patients. Additionally, Gilead announced the acquisitions of Myogen and Corus Pharma, which

2. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Composite Index measures all domestic and international common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


6 | Semiannual Report
strengthened its new product pipeline through the additions of Myogen's Ambrisentan and Corus' Cayston.

In addition to being a direct beneficiary of Gilead's strategic initiatives, the Fund gained from its top-performing stock, Myogen. We believed many investors did not recognize Myogen's value, and we were satisfied with the immediate recognition of value through Gilead's takeover.

Neurocrine Biosciences was the largest detractor from absolute Fund performance during the period. In May, the FDA issued a non-approvable letter for the modified-release formulation of Indiplon. Subsequently, Neurocrine's Indiplon development partner, Pfizer, terminated their collaboration agreement. The stock dropped precipitiously after each of these announcements.

Threshold Pharmaceuticals was the second-largest detractor from absolute Fund performance. In May, the FDA placed the Phase III trial of TH-070, the company's most important pipeline compound, on clinical hold due to liver enzyme abnormalities detected in patients. In July, negative efficacy analysis results prompted Threshold to discontinue the TH-070 development for benign prostatic hyperplasia.

Lastly, PDL Biopharma also hindered Fund performance. In May, PDL reported disappointing first quarter financial results as revenues fell below expectations. Furthermore, European regulatory authorities requested a sizable Phase III program for Ularitide, PDL's pipeline compound for acute decompen-sated heart failure. This mandate would delay the time-to-market for Ularitide, as well as substantially increase the program's cost.

Thank you for your continued participation in Franklin Biotechnology Discovery Fund. We look forward to serving your future investment needs.


[PHOTO OMITTED]  /s/ Evan McCulloch

                 Evan McCulloch, CFA
                 Portfolio Manager
                 Franklin Biotechnology Discovery Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 EQUITY HOLDINGS
Franklin Biotechnology Discovery Fund
10/31/06

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                              NET ASSETS
--------------------------------------------------------------------------------
Celgene Corp.                                                               9.6%
 BIOTECHNOLOGY, U.S.
--------------------------------------------------------------------------------
Amgen Inc.                                                                  7.1%
 BIOTECHNOLOGY, U.S.
--------------------------------------------------------------------------------
Gilead Sciences Inc.                                                        6.8%
 BIOTECHNOLOGY, U.S.
--------------------------------------------------------------------------------
Genzyme Corp.                                                               6.7%
 BIOTECHNOLOGY, U.S.
--------------------------------------------------------------------------------
MedImmune Inc.                                                              5.5%
 BIOTECHNOLOGY, U.S.
--------------------------------------------------------------------------------
Biogen Idec Inc.                                                            5.0%
 BIOTECHNOLOGY, U.S.
--------------------------------------------------------------------------------
Genentech Inc.                                                              5.0%
 BIOTECHNOLOGY, U.S.
--------------------------------------------------------------------------------
Sepracor Inc.                                                               3.5%
 OTHER PHARMACEUTICALS, U.S.
--------------------------------------------------------------------------------
The Medicines Co.                                                           3.2%
 BIOTECHNOLOGY, U.S.
--------------------------------------------------------------------------------
POZEN Inc.                                                                  2.7%
 OTHER PHARMACEUTICALS, U.S.
--------------------------------------------------------------------------------


                                                           Semiannual Report | 7

Performance Summary as of 10/31/06

FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

-----------------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FBDIX)                                       CHANGE        10/31/06           4/30/06
-----------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                         +$1.86          $58.30            $56.44
-----------------------------------------------------------------------------------------------------------

PERFORMANCE 1

CUMULATIVE TOTAL RETURN EXCLUDES THE SALES CHARGE. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE THE MAXIMUM SALES CHARGE. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-----------------------------------------------------------------------------------------------------------
CLASS A                                     6-MONTH           1-YEAR          5-YEAR    INCEPTION (9/15/97)
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                    +3.35%           +7.72%          +8.77%          +138.86%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                -2.59%           +1.53%          +0.50%            +9.30%
-----------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                $9,741          $10,153         $10,251           $22,508
-----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 5                           -10.44%          +1.06%            +8.40%
-----------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


8 | Semiannual Report

ENDNOTES

INVESTING IN A NONDIVERSIFIED FUND CONCENTRATING IN THE BIOTECHNOLOGY SECTOR INVOLVES SPECIAL RISKS SUCH AS PATENT CONSIDERATIONS, PRODUCT LIABILITY, GOVERNMENT REGULATORY REQUIREMENTS AND REGULATORY APPROVAL FOR NEW DRUGS AND MEDICAL PRODUCTS. BIOTECHNOLOGY COMPANIES ARE OFTEN SMALL AND/OR RELATIVELY NEW. SMALLER COMPANIES CAN BE PARTICULARLY SENSITIVE TO CHANGES IN ECONOMIC CONDITIONS AND HAVE LESS CERTAIN GROWTH PROSPECTS THAN LARGER, MORE ESTABLISHED COMPANIES AND CAN BE VOLATILE, ESPECIALLY OVER THE SHORT TERM. THE FUND MAY ALSO INVEST IN FOREIGN COMPANIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

1. Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.


                                                           Semiannual Report | 9

Your Fund's Expenses

FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


10 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------
                                          BEGINNING ACCOUNT     ENDING ACCOUNT      EXPENSES PAID DURING
CLASS A                                     VALUE 5/1/06        VALUE 10/31/06     PERIOD* 5/1/06-10/31/06
-----------------------------------------------------------------------------------------------------------
Actual                                         $1,000             $1,033.50                $6.71
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $1,000             $1,018.60                $6.67
-----------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio of 1.31%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                          Semiannual Report | 11

Franklin Global Communications Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Global Communications Fund seeks total return, which consists of both capital appreciation and current dividend and interest income, without undue risk, by investing at least 80% of its net assets in equity securities of companies that are involved in the development, manufacture or sale of communications services and communications equipment.

--------------------------------------------------------------------------------

GEOGRAPHIC BREAKDOWN
Franklin Global Communications Fund
Based on Total Net Assets as of 10/31/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Americas .....................................     80.6%
Asia .........................................     11.1%
Europe .......................................      4.9%
Short-Term Investments & Other Net Assets ....      3.4%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This semiannual report for Franklin Global Communications Fund covers the period ended October 31, 2006.

PERFORMANCE OVERVIEW

Franklin Global Communications Fund - Class A delivered a +2.01% cumulative total return for the six months under review. The Fund underperformed its benchmark, the Standard & Poor's 500 Index (S&P 500), which returned +6.11% for the same period. 1 Because the Fund invests in only a few of the index's sectors, performances of the Fund and the S&P 500 are not directly

1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 49.


12 | Semiannual Report
comparable. The Fund also underperformed the Lipper Telecommunications Funds Classification Average's +4.08% return for the same six-month period. 2 You can find the Fund's long-term performance data in the Performance Summary beginning on page 16.

INVESTMENT STRATEGY

We use a fundamental, research-driven approach, focusing primarily on individual securities to choose companies we believe are positioned to grow earnings and cash flow at a faster pace than is implied by the security's current valuation. We consider a company's market price relative to our evaluation of its long-term earnings, asset value and cash flow potential. The quality of the management team and the company's strategic position within its industry are also major considerations in our investment process. We also consider investment themes that we believe may have possible effects on the communications sector and individual companies.

MANAGER'S DISCUSSION

During the six months under review, the wireless telecommunications industry provided the greatest contribution to our overall results. We continued to favor wireless more than wireline as we expected strong growth trends to continue. Several factors supported the industry's overall trends. For example, wireless access in less developed countries with low wireless service penetration rates, or number of users, grew more rapidly than many industry analysts expected. Many of these markets continued to hold the potential for strong wireless growth. Relative global economic stability, combined with the rollout of prepaid wireless plans, also fueled the industry's growth.

The greatest single contributor to Fund performance was Rogers Communications, a diversified Canadian communications and media company engaged in three primary lines of business. In Canada, Rogers Wireless is the largest wireless voice and data communications services provider, Rogers

PORTFOLIO BREAKDOWN
Franklin Global Communications Fund
Based on Total Net Assets as of 10/31/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Wireless Communications                                23.9%
Major Telecommunications                               15.4%
Specialty Telecommunications                            8.5%
Telecommunications Equipment                            7.3%
Broadcasting                                            6.0%
Internet Software & Services                            5.7%
Computer Processing Hardware                            5.3%
Recreational Products                                   5.3%
Computer Communications                                 4.9%
Semiconductors                                          2.5%
Cable & Satellite TV                                    2.0%
Other                                                   9.8%
Short-Term Investments & Other Net Assets               3.4%

2. Source: Lipper Inc. The Lipper Telecommunications Funds Classification Average is calculated by averaging the total return of all funds within the Lipper Telecommunications Funds classification in the Lipper Open-End underlying fund universe for the period indicated. Lipper Telecommunications Funds are defined as funds that invest at least 65% of their assets in the equity securities of domestic and foreign companies engaged in the development, manufacture or sale of telecommunications services or equipment. For the six months ended 10/31/06, there were 38 funds in this category. Lipper calculations do not include sales charges or expense subsidization by the Fund's manager. Fund performance relative to the average may have differed if these or other factors had been considered. Past performance does not guarantee future results. The average includes reinvestment of any income or distributions. One cannot invest directly in the average, nor is the average representative of the Fund's portfolio.


                                                          Semiannual Report | 13

TOP 10 EQUITY HOLDINGS
Franklin Global Communications Fund
10/31/06

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                              NET ASSETS
--------------------------------------------------------------------------------
America Movil SA de CV, L, ADR                                              7.1%
 WIRELESS COMMUNICATIONS, MEXICO
--------------------------------------------------------------------------------
Rogers Communications Inc., B                                               5.8%
 WIRELESS COMMUNICATIONS, CANADA
--------------------------------------------------------------------------------
NII Holdings Inc.                                                           5.3%
 WIRELESS COMMUNICATIONS, U.S.
--------------------------------------------------------------------------------
American Tower Corp., A                                                     4.8%
 SPECIALTY TELECOMMUNICATIONS, U.S.
--------------------------------------------------------------------------------
Bharti Airtel Ltd.                                                          4.4%
 MAJOR TELECOMMUNICATIONS, INDIA
--------------------------------------------------------------------------------
Grupo Televisa SA, ADR                                                      4.0%
 BROADCASTING, MEXICO
--------------------------------------------------------------------------------
Telus Corp.                                                                 3.6%
 MAJOR TELECOMMUNICATIONS, CANADA
--------------------------------------------------------------------------------
Apple Computer Inc.                                                         3.1%
 COMPUTER PROCESSING HARDWARE, U.S.
--------------------------------------------------------------------------------
SBA Communications Corp.                                                    3.0%
 WIRELESS COMMUNICATIONS, U.S.
--------------------------------------------------------------------------------
Nokia Corp., ADR                                                            2.9%
 TELECOMMUNICATIONS EQUIPMENT,
 FINLAND
--------------------------------------------------------------------------------

Cable is the biggest cable television provider, and Rogers Media owns category-leading media assets with businesses in radio and television broadcasting.

America Movil, a significant contributor to Fund performance during the period, is Mexico's dominant wireless service provider and operates wireless service businesses in Brazil, Argentina, Peru, Colombia, Ecuador, Guatemala and El Salvador. These countries' markets had relatively low wireless penetration rates that experienced rapid growth driven by stabilized economies and the introduction of prepaid wireless plans. Wireless telecommunication is a cost-effective alternative to wireline in these countries.

American Tower, the largest owner and operator of wireless communication towers in the U.S., also helped the Fund's performance. We believe the company is well positioned to benefit from growing demand for wireless services nationwide. American Tower benefited from increasing network demands driven by additional subscribers, growing mobile voice usage among current subscribers and new wireless applications. The company's business model has a high level of recurring revenue, as well as solid growth prospects and operating leverage.

There were also some detractors from our overall results. In particular, the semiconductor industry experienced weak performance during the six months under review. The semiconductor industry faced a seasonal slowdown and excess inventory, as economic concerns including high gas prices and slowing growth hit the highly economically sensitive industry.

XM Satellite Radio Holdings, the largest single detractor from Fund performance during the reporting period, programs and transmits its satellite radio service to subscribers. The company was impacted by higher costs due to increased competition during the period. However, we liked XM's subscriber-based business model, strong growth prospects and large potential market, so we continued to hold the stock.

Yahoo! is a global Internet media company offering an online guide to the web, aggregated information content, communication services and commerce. Consistent with our strategy, we purchased shares based on the company's strong secular growth and leading position as an Internet gatekeeper. Despite online advertising becoming mainstream, Yahoo! struggled and detracted from


14 | Semiannual Report

Fund performance as new competitors grew in scale and eroded the company's market share of advertising dollars. In our analysis of the competitive landscape, we believed the competition would continue; therefore, we sold the stock by period-end.

Sprint-Nextel also had a negative impact on Fund performance. The company's fundamentals deteriorated as the merger of Sprint and Nextel faced some unexpected operational issues. We sold the stock by period-end.

Thank you for your continued participation in Franklin Global Communications Fund. We look forward to serving your future investment needs.


[PHOTO OMITTED]    /s/ Grant Bowers

                   Grant Bowers
                   Portfolio Manager
                   Franklin Global Communications Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                          Semiannual Report | 15

Performance Summary as of 10/31/06

FRANKLIN GLOBAL COMMUNICATIONS FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

----------------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FRGUX)                                        CHANGE             10/31/06        4/30/06
----------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                          +$0.22               $11.68         $11.46
----------------------------------------------------------------------------------------------------------
CLASS B (SYMBOL: N/A)                                          CHANGE             10/31/06        4/30/06
----------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                          +$0.18               $11.12         $10.94
----------------------------------------------------------------------------------------------------------
CLASS C (SYMBOL: FRUTX)                                        CHANGE             10/31/06        4/30/06
----------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                          +$0.17               $11.13         $10.96
----------------------------------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

----------------------------------------------------------------------------------------------------------
CLASS A                                     6-MONTH            1-YEAR         5-YEAR         10-YEAR
----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                    +2.01%           +25.14%        +50.12%         +40.49%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                -3.87%           +17.89%         +7.19%          +2.85%
----------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                $9,613           $11,789        $14,150         $13,245
----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4                            +11.74%         +6.11%          +2.65%
----------------------------------------------------------------------------------------------------------
CLASS B                                     6-MONTH            1-YEAR         5-YEAR    INCEPTION (1/1/99)
----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                    +1.55%           +24.09%        +44.72%          -6.06%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                -2.45%           +20.09%         +7.37%          -0.79%
----------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                $9,755           $12,009        $14,272          $9,394
----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4                            +13.67%         +6.30%          -1.35%
----------------------------------------------------------------------------------------------------------
CLASS C                                     6-MONTH            1-YEAR         5-YEAR         10-YEAR
----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                    +1.55%           +24.15%        +44.57%         +30.38%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                +0.55%           +23.15%         +7.65%          +2.69%
----------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3               $10,055           $12,315        $14,457         $13,038
----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4                            +16.62%         +6.54%          +2.49%
----------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


16 | Semiannual Report

ENDNOTES

INVESTING IN A NONDIVERSIFIED GLOBAL FUND INVOLVES CERTAIN RISKS, INCLUDING EXPOSURE TO CURRENCY FLUCTUATIONS AND POLITICAL UNCERTAINTIES. INVESTING IN DEVELOPING MARKETS INVOLVES HEIGHTENED RISKS RELATED TO THE SAME FACTORS. BY FOCUSING ON COMMUNICATIONS COMPANIES, THE FUND CARRIES GREATER RISK OF ADVERSE ECONOMIC, POLITICAL AND REGULATORY DEVELOPMENTS AFFECTING THESE COMPANIES THAN A MORE BROADLY INVESTED FUND. THE FUND INVESTS IN THE TECHNOLOGY SECTOR, WHICH HAS BEEN AMONG THE MARKET'S MOST VOLATILE SECTORS. SMALLER OR RELATIVELY NEW OR UNSEASONED COMPANIES CAN BE PARTICULARLY SENSITIVE TO CHANGING ECONOMIC CONDITIONS, AND THEIR PROSPECTS FOR GROWTH ARE LESS CERTAIN THAN LARGER COMPANIES. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.


                                                          Semiannual Report | 17

Your Fund's Expenses

FRANKLIN GLOBAL COMMUNICATIONS FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


18 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

---------------------------------------------------------------------------------------------------------------------------
                                                 BEGINNING ACCOUNT         ENDING ACCOUNT            EXPENSES PAID DURING
CLASS A                                            VALUE 5/1/06            VALUE 10/31/06          PERIOD* 5/1/06-10/31/06
---------------------------------------------------------------------------------------------------------------------------
Actual                                                 $1,000                 $1,020.10                     $7.23
---------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)               $1,000                 $1,018.05                     $7.22
---------------------------------------------------------------------------------------------------------------------------
CLASS B
---------------------------------------------------------------------------------------------------------------------------
Actual                                                 $1,000                 $1,015.50                    $11.02
---------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)               $1,000                 $1,014.27                    $11.02
---------------------------------------------------------------------------------------------------------------------------
CLASS C
---------------------------------------------------------------------------------------------------------------------------
Actual                                                 $1,000                 $1,015.50                    $11.07
---------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)               $1,000                 $1,014.22                    $11.07
---------------------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      1.42%; B: 2.17%; and C: 2.18%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                          Semiannual Report | 19

Franklin Global Health Care Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Global Health Care Fund seeks capital appreciation by investing at least 80% of its net assets in securities of health care companies located throughout the world.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

GEOGRAPHIC BREAKDOWN
Franklin Global Health Care Fund
Based on Total Net Assets as of 10/31/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

U.S.                                                   78.8%
Switzerland                                            10.5%
Germany                                                 3.3%
U.K                                                     1.1%
Brazil                                                  0.9%
Canada                                                  0.3%
China                                                   0.2%
Short-Term Investments & Other Net Assets               4.9%

This semiannual report for Franklin Global Health Care Fund covers the period ended October 31, 2006.

PERFORMANCE OVERVIEW

Franklin Global Health Care Fund - Class A delivered a +2.15% cumulative total return for the six months under review. The Fund underperformed its narrow benchmark, the S&P 500 Health Care Index, which returned +8.65%, and its broad benchmark, the Standard & Poor's 500 Index (S&P 500), which returned +6.11% for the same period.1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 23.

INVESTMENT STRATEGY

We use a fundamental, research-driven approach, focusing primarily on individual securities to choose companies we believe are positioned for rapid revenue, earnings or asset growth. We look for companies with competitive advantages such as a proprietary technology, economies of scale or captive customers, and strong management. We use bottom-up analysis to derive an intrinsic value for the security, which we compare to the market price to help us assess whether there is potential for meaningful capital appreciation.

1. Source: Standard & Poor's Micropal. The S&P 500 Health Care Index includes all the companies in the health care industry that are in the S&P 500. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 55.


20 | Semiannual Report

HEALTH CARE SECTOR OVERVIEW

Health care spending growth in the U.S. remained at an elevated level compared with that of the broader economy. Despite significant budget deficits, government projections estimated a 7%-9% spending growth rate in the Medicare and Medicaid programs in 2006. 2 Non-government spending was estimated to decelerate modestly to a 6%-8% growth rate. 3 This trend was largely driven by slowing utilization growth, as employers shifted health benefits costs to employees. Despite some deceleration, the aggregate increase represented one of the fastest growing economic sectors for 2006. Within the health care sector, the pharmaceutical industry was negatively impacted by patent expirations and shifting demand toward generic drugs. The industry, however, did benefit from some increase in demand for prescriptions. Growth was stronger in the biotechnology industry through new product launches and broadening use of existing products. Demand for medical devices, driven by an aging population, remained steady, though increasing competition and political concerns pressured growth in some industries. Health care services providers have enjoyed a generally supportive regulatory and reimbursement environment under the Bush administration. Higher interest rates, inflation and energy costs have had little impact on the overall health care sector. Demand for health care products and services remained comparatively inelastic.

MANAGER'S DISCUSSION

During the six months under review, stock selection in the medical specialties industry helped the Fund's performance relative to the benchmark S&P 500 Health Care Index. Our overweighted position in Fisher Scientific International and underweighted positions in Medtronic (purchased during the period) and Boston Scientific benefited the Fund. Our underweighting in the managed health care industry also contributed to relative Fund performance, and specifically, our underweighted position in UnitedHealth Group benefited the Fund's relative results as the company faced an options grant scandal.

The Fund remained underweighted in the major pharmaceuticals industry, which, combined with our stock selection, negatively impacted returns relative to the benchmark index. Pharmaceutical stocks rose in value largely due to

PORTFOLIO BREAKDOWN
Franklin Global Health Care Fund
Based on Total Net Assets as of 10/31/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Major Pharmaceuticals                                31.7%
Biotechnology                                        15.2%
Medical Specialties                                  14.9%
Services to the Health Industry                       8.4%
Managed Health Care                                   7.0%
Hospital & Nursing Management                         5.0%
Other Pharmaceuticals                                 4.0%
Medical & Nursing Services                            3.9%
Medical Distributors                                  2.6%
Other                                                 2.4%
Short-Term Investments & Other Net Assets             4.9%

2. Sources: Centers for Medicare & Medicaid Services, "Brief Summaries of MEDICARE & MEDICAID, Title XVIII and Title XIX of The Social Security Act," 11/1/06; Congressional Budget Office, "Monthly Budget Review," 10/6/06.

3. Sources: Hewitt Associates, "Hewitt Associates Data Reveals Lowest U.S. Health Care Cost Increases in Eight Years," 10/9/06; Towers Perrin, "Towers Perrin Survey Shows Employer-Sponsored Health Benefit Costs Continue to Outpace the CPI," 9/26/06.


                                                          Semiannual Report | 21

TOP 10 EQUITY HOLDINGS
Franklin Global Health Care Fund
10/31/06

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                              NET ASSETS
--------------------------------------------------------------------------------
Roche Holding AG                                                            6.3%
 MAJOR PHARMACEUTICALS, SWITZERLAND
--------------------------------------------------------------------------------
Johnson & Johnson                                                           4.7%
 MAJOR PHARMACEUTICALS, U.S.
--------------------------------------------------------------------------------
WellPoint Inc.                                                              4.4%
 MANAGED HEALTH CARE, U.S.
--------------------------------------------------------------------------------
Schering-Plough Corp.                                                       4.3%
 MAJOR PHARMACEUTICALS, U.S.
--------------------------------------------------------------------------------
Novartis AG                                                                 4.2%
 MAJOR PHARMACEUTICALS, SWITZERLAND
--------------------------------------------------------------------------------
Wyeth                                                                       3.6%
 MAJOR PHARMACEUTICALS, U.S.
--------------------------------------------------------------------------------
Merck KGaA                                                                  3.3%
 MAJOR PHARMACEUTICALS, GERMANY
--------------------------------------------------------------------------------
Express Scripts Inc.                                                        2.5%
 SERVICES TO THE HEALTH INDUSTRY, U.S.
--------------------------------------------------------------------------------
Pharmaceutical Product Development Inc.                                     2.3%
 SERVICES TO THE HEALTH INDUSTRY, U.S.
--------------------------------------------------------------------------------
Eli Lilly and Co.                                                           2.2%
 MAJOR PHARMACEUTICALS, U.S.
--------------------------------------------------------------------------------

increased prescription demand among Medicare beneficiaries. In particular, our underweighted position in Johnson & Johnson and no position in Merck & Co. hurt relative Fund performance; however, our position in Roche Holding 4 benefited the Fund.

The Fund's overweighting in and stock selection among services to the health industry companies hurt the Fund's relative performance during the reporting period. Following several years of strong performance, many stocks in the services to the health industry declined in value. Holdings such as nursing home pharmacy operator Omnicare and contract research organization Pharmaceutical Product Development detracted from Fund performance. 4

Lastly, stock selection in the biotechnology and specialty pharmaceuticals industries detracted from the Fund's relative performance. Although Fund holdings Celgene and Indevus Pharmaceuticals performed well, Keryx Biopharmaceuticals and Labopharm declined in value and hurt the Fund's absolute and relative performance. 4

Thank you for your continued participation in Franklin Global Health Care Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]     /s/ Matthew Willey

                    Matthew Willey, CFA
                    Portfolio Manager
                    Franklin Global Health Care Fund

4.    These companies are not part of the S&P 500 Health Care Index.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


22 | Semiannual Report

Performance Summary as of 10/31/06

FRANKLIN GLOBAL HEALTH CARE FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

----------------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FKGHX)                                        CHANGE             10/31/06        4/30/06
----------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                          +$0.49               $23.80         $23.31
----------------------------------------------------------------------------------------------------------
CLASS B (SYMBOL: FGHBX)                                        CHANGE             10/31/06        4/30/06
----------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                          +$0.39               $22.47         $22.08
----------------------------------------------------------------------------------------------------------
CLASS C (SYMBOL: FGIIX)                                        CHANGE             10/31/06        4/30/06
----------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                          +$0.38               $22.25         $21.87
----------------------------------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

------------------------------------------------------------------------------------------------------------------
CLASS A                                      6-MONTH           1-YEAR         5-YEAR                 10-YEAR
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                     +2.15%          +10.34%        +12.15%                 +67.48%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                 -3.72%           +3.98%         +1.11%                  +4.67%
------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                 $9,628          $10,398        $10,568                 $15,785
------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4                             +0.51%          +0.91%                 +3.63%
------------------------------------------------------------------------------------------------------------------
CLASS B                                      6-MONTH           1-YEAR         5-YEAR            INCEPTION (1/1/99)
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                     +1.77%           +9.56%         +8.10%                 +46.08%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                 -2.23%           +5.56%         +1.19%                  +4.96%
------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                 $9,777          $10,556        $10,610                 $14,608
------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4                             +1.82%         +0.98%                  +4.84%
------------------------------------------------------------------------------------------------------------------
CLASS C                                       6-MONTH          1-YEAR         5-YEAR                 10-YEAR
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                      +1.74%          +9.55%         +8.03%                 +55.58%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                  +0.74%          +8.55%         +1.56%                  +4.52%
------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                 $10,074         $10,855        $10,803                 $15,558
------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4                             +4.83%         +1.35%                  +3.47%
------------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                          Semiannual Report | 23

ENDNOTES

INVESTING IN A NONDIVERSIFIED, GLOBAL FUND CONCENTRATING IN THE HEALTH CARE SECTOR INVOLVES SPECIAL RISKS SUCH AS EXPOSURE TO CURRENCY FLUCTUATION, AND INCREASED SUSCEPTIBILITY TO ECONOMIC, POLITICAL AND REGULATORY DEVELOPMENTS AFFECTING THESE COMPANIES. THE FUND INVESTS IN BIOTECHNOLOGY COMPANIES, WHICH ARE OFTEN SMALL OR RELATIVELY NEW, AND IN THE TECHNOLOGY SECTOR, WHICH HAS BEEN ONE OF THE MARKET'S MOST VOLATILE SECTORS. SMALLER-COMPANY STOCKS CAN ALSO INVOLVE SPECIAL RISKS ASSOCIATED WITH SMALLER REVENUES AND MARKET SHARE, AND MORE LIMITED PRODUCT LINES, AND CAN BE VOLATILE, ESPECIALLY OVER THE SHORT TERM. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.


24 | Semiannual Report

Your Fund's Expenses

FRANKLIN GLOBAL HEALTH CARE FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 25

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------------
                                             BEGINNING ACCOUNT     ENDING ACCOUNT      EXPENSES PAID DURING
CLASS A                                        VALUE 5/1/06        VALUE 10/31/06     PERIOD* 5/1/06-10/31/06
--------------------------------------------------------------------------------------------------------------
Actual                                             $1,000             $1,021.50               $ 6.37
--------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000             $1,018.90               $ 6.36
--------------------------------------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------------------------------------
Actual                                             $1,000             $1,017.70               $10.17
--------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000             $1,015.12               $10.16
--------------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------------
Actual                                             $1,000             $1,017.40               $10.12
--------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000             $1,015.17               $10.11
--------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      1.25%; B: 2.00%; and C: 1.99%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


26 | Semiannual Report

Franklin Natural Resources Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Natural Resources Fund seeks high total return by investing at least 80% of its net assets in equity and debt securities of companies that own, produce, refine, process, transport or market natural resources, as well as those that provide related services for natural resources companies.

--------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN
Franklin Natural Resources Fund
Based on Total Net Assets as of 10/31/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Energy Minerals ..........................................   42.9%
Industrial Services ......................................   29.3%
Non-Energy Minerals ......................................   14.6%
Process Industries .......................................    7.8%
Other ....................................................    3.3%
Short-Term Investments & Other Net Assets ................    2.1%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This semiannual report for Franklin Natural Resources Fund covers the period ended October 31, 2006.

PERFORMANCE OVERVIEW

Franklin Natural Resources Fund - Class A had a -5.68% cumulative total return for the six months under review. The Fund underperformed its narrow benchmark, the Goldman Sachs Natural Resources Index, which had a -4.79% total return, and its broad benchmark, the Standard & Poor's 500 Index (S&P 500), which returned +6.11% for the same period.1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 30.

1. Sources: Goldman Sachs; Standard & Poor's Micropal. The Goldman Sachs Natural Resources Index is a modified capitalization-weighted index that includes companies involved in extractive industries (mining), energy, forestry services, producers of pulp and paper, and owners and operators of timber tracts or plantations. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 61.


                                                          Semiannual Report | 27

GEOGRAPHIC BREAKDOWN
Franklin Natural Resources Fund
Based on Total Net Assets as of 10/31/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

North America                                      85.5%
Europe                                              6.8%
Latin America                                       2.7%
Australia & New Zealand                             1.5%
Cayman Islands                                      0.8%
Middle East & Africa                                0.6%
Short-Term Investments & Other Net Assets           2.1%

INVESTMENT STRATEGY

We use a fundamental, research-driven approach to identify industries in the natural resources sector that we believe offer the strongest underlying attributes including, but not limited to, favorable supply and demand characteristics, barriers to entry, and pricing power. Within those industries, we seek to identify individual companies that appear to offer the best total return potential. The Fund's holdings are typically concentrated in the energy sector, but also include investments in the metals and mining, chemicals, paper and forest products, and other related sectors.

MANAGER'S DISCUSSION

Natural resource equities posted mixed results in the six-month period as commodity price volatility and economic uncertainty led investors away from cyclical sectors. In a reversal of the previous year's performance, some energy-related equities such as coal, drilling and refining stocks fell during the period, while integrated oil stocks posted modest gains despite a significant oil price decline. Although positive overall, the Fund's non-energy minerals stocks had mixed performance as the operating environment for metals and mining companies remained relatively robust, but other industries suffered from commodity price weakness after reaching historically high levels in May.

The Fund benefited from investments in several metals and mining stocks. Zinc producer Zinifex, diversified miner Xstrata and uranium producer SXR Uranium One performed well. Various metals continued to trade at or near record levels during the period due to robust demand growth and a lack of significant supply increases, which generally benefited metals-related equities. In addition, the Fund's investments in uranium-mining stocks received a boost in October when a mine under construction in Canada flooded, which is likely to result in a further supply constraint in an already tight market.

During the reporting period, the industrial services sector was the largest detractor from absolute Fund performance. Within the sector, oilfield services and equipment stocks had the biggest negative impact, followed by contract drilling. Although we took steps earlier in the calendar year to reduce investments in companies that we felt were susceptible to a potential commodity price downturn, nearly all oilfield services and equipment and contract drilling stocks declined in value during the summer and early fall of 2006. In fact, the


28 | Semiannual Report
industries represented by the Philadelphia Oil Service Index declined 12.89% on average during the period under review. 2 Within this group, Fund holdings Rowan, Halliburton and Helix Energy Solutions Group had the largest negative impact on performance. We took advantage of the weakness by adding to several existing positions in the oilfield services and equipment industry during the period. In spite of negative market sentiment, several of these companies generally enjoyed a robust operating environment and healthy profit growth. Conversely, we reduced our weighting in the contract drilling industry through partial or complete sales of several holdings, as we believed some drillers were more susceptible than others to a natural gas price decline.

Coal stocks also performed poorly due to concerns related to softening coal prices and rising production costs. Shares of Peabody Energy and Alpha Natural Resources were the biggest detractors from Fund performance. Although we added to select coal holdings on share price weakness, the Fund's industry weighting declined.

Thank you for your continued participation in Franklin Natural Resources Fund. We look forward to serving your future investment needs.


[PHOTO OMITTED]         /s/ Frederick G. Fromm

                        Frederick G. Fromm, CFA
                        Portfolio Manager
                        Franklin Natural Resources Fund

TOP 10 EQUITY HOLDINGS
Franklin Natural Resources Fund
10/31/06

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                              NET ASSETS
--------------------------------------------------------------------------------
Helix Energy Solutions Group Inc.                                           3.5%
  INDUSTRIAL SERVICES, U.S.
--------------------------------------------------------------------------------
Newfield Exploration Co. 3.1%
  ENERGY MINERALS, U.S.
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                                           3.0%
  ENERGY MINERALS, U.S.
--------------------------------------------------------------------------------
Devon Energy Corp.                                                          2.9%
  ENERGY MINERALS, U.S.
--------------------------------------------------------------------------------
ConocoPhillips                                                              2.9%
  ENERGY MINERALS, U.S.
--------------------------------------------------------------------------------
Chevron Corp.                                                               2.9%
  ENERGY MINERALS, U.S.
--------------------------------------------------------------------------------
Occidental Petroleum Corp.                                                  2.8%
  ENERGY MINERALS, U.S.
--------------------------------------------------------------------------------
Southwestern Energy Co.                                                     2.7%
  ENERGY MINERALS, U.S.
--------------------------------------------------------------------------------
National-Oilwell Varco Inc.                                                 2.4%
  INDUSTRIAL SERVICES, U.S.
--------------------------------------------------------------------------------
Halliburton Co.                                                             2.2%
  INDUSTRIAL SERVICES, U.S.
--------------------------------------------------------------------------------

2. Source: Philadelphia Stock Exchange. The Philadelphia Oil Service Index is a price-weighted index composed of companies that provide oil drilling and production services, oilfield equipment, support services and geophysical and reservoir services.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                          Semiannual Report | 29

Performance Summary as of 10/31/06

FRANKLIN NATURAL RESOURCES FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

----------------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FRNRX)                                        CHANGE            10/31/06         4/30/06
----------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                          -$2.05              $33.87          $35.92
----------------------------------------------------------------------------------------------------------
CLASS C (SYMBOL: FNCRX)                                        CHANGE            10/31/06         4/30/06
----------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                          -$2.17              $33.62          $35.79
----------------------------------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FNRAX)                                  CHANGE            10/31/06         4/30/06
----------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                          -$2.08              $35.49          $37.57
----------------------------------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

----------------------------------------------------------------------------------------------------------
CLASS A 1                                      6-MONTH       1-YEAR        5-YEAR            10-YEAR
----------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                       -5.68%      +14.89%      +145.32%           +184.20%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                  -11.10%       +8.26%       +18.25%            +10.35%
----------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                   $8,890      $10,826       $23,119            $26,786
----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 5                           -6.27%       +18.11%            +10.04%
----------------------------------------------------------------------------------------------------------
CLASS C                                                     6-MONTH        1-YEAR      INCEPTION (9/1/05)
----------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                    -6.04%       +14.14%            +10.38%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                                -6.97%       +13.14%             +8.85%
----------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                                $9,303       $11,314            $11,038
----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 5                                         -2.17%             +3.08%
----------------------------------------------------------------------------------------------------------
ADVISOR CLASS 1, 6                             6-MONTH       1-YEAR        5-YEAR            10-YEAR
----------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                       -5.51%      +15.26%      +149.84%           +206.38%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                   -5.51%      +15.26%       +20.10%            +11.85%
----------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                   $9,449      $11,526       $24,984            $30,638
----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 5                           -0.24%       +19.97%            +11.52%
----------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


30 | Semiannual Report

ENDNOTES

INVESTING IN A NONDIVERSIFIED FUND CONCENTRATING IN THE NATURAL RESOURCES SECTOR INVOLVES SPECIAL RISKS, INCLUDING THOSE RELATED TO INCREASED SUSCEPTIBILITY TO ADVERSE ECONOMIC AND REGULATORY DEVELOPMENTS AFFECTING THE SECTOR. THE FUND MAY ALSO INVEST IN FOREIGN COMPANIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. SMALLER-COMPANY STOCKS CAN ALSO INVOLVE SPECIAL RISKS ASSOCIATED WITH SMALLER REVENUES AND MARKET SHARE, AND MORE LIMITED PRODUCT LINES, AND CAN BE VOLATILE, ESPECIALLY OVER THE SHORT TERM. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

1. Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

6. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +187.55% and +11.34%.


                                                          Semiannual Report | 31

Your Fund's Expenses

FRANKLIN NATURAL RESOURCES FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


32 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------------------------
                                                  BEGINNING ACCOUNT        ENDING ACCOUNT          EXPENSES PAID DURING
CLASS A                                             VALUE 5/1/06           VALUE 10/31/06         PERIOD* 5/1/06-10/31/06
-------------------------------------------------------------------------------------------------------------------------
Actual                                                 $1,000                 $  943.20                     $4.80
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)               $1,000                 $1,020.27                     $4.99
-------------------------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------------------------
Actual                                                 $1,000                 $  939.60                     $8.41
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)               $1,000                 $1,016.53                     $8.74
-------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
-------------------------------------------------------------------------------------------------------------------------
Actual                                                 $1,000                 $  944.90                     $3.48
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)               $1,000                 $1,021.63                     $3.62
-------------------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.98%; C: 1.72%; and Advisor: 0.71%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                          Semiannual Report | 33

Franklin Technology Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Technology Fund seeks capital appreciation by investing at least 80% of its net assets in equity securities of companies expected to benefit from the development, advancement and use of technology.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This semiannual report for Franklin Technology Fund covers the period ended October 31, 2006.

PERFORMANCE OVERVIEW

Franklin Technology Fund - Class A had a -7.56% cumulative total return for the six months under review. The Fund underperformed its broad benchmark, the NASDAQ Composite Index, which returned +3.03%, and its narrow benchmark, the Merrill Lynch (ML) 100 Technology Index, which had a -2.25% total return for the same period. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 37.

INVESTMENT STRATEGY

We use a fundamental, research-driven approach, focusing primarily on individual securities to choose companies we believe are positioned for rapid revenue, earnings or asset growth. We look for companies with distinct and sustainable competitive advantages such as a particular marketing niche, proven technology, strong management and industry leadership.

1. Source: Standard & Poor's Micropal. The NASDAQ Composite Index measures all domestic and international common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies. The ML 100 Technology Index is an equal-dollar weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and American Depositary Receipts. The index was developed with a base value of 200 as of 1/30/98. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 69.


34 | Semiannual Report

MANAGER'S DISCUSSION

During the six months under review, the top contributor to Fund performance on an absolute basis, as well as relative to the ML 100 Technology Index, was Akamai Technologies, a leading global service provider for Internet and network content delivery. As Internet traffic surged and video content complexity dramatically increased in recent years, demand for Akamai's services and applications grew rapidly. Other significant contributors during the reporting period included FLIR Systems 2, Google and Cisco. FLIR Systems is a leader in the design and manufacture of thermal imaging systems for commercial and military applications. Consistent with our investment strategy, we took advantage of an earlier significant stock weakness during the period and purchased shares at what we considered an attractive valuation. We sold the stock by period-end. Google performed well as it continued to dominate the online search market and expand into other growth areas. Cisco Systems, the world's biggest networking equipment maker, benefited from its acquisition of Scientific-Atlanta during the period.

On the other hand, the semiconductor industry hindered absolute and relative Fund performance during the period. Significant detractors included
Microsemi 2, NetLogic Microsystems 2 and Marvell Technology Group. These semiconductor stocks suffered declines due to a worse-than-expected seasonal demand slowdown exacerbated by excess inventory and economic uncertainty. In line with our strategy, we believe their long-term growth prospects are favorable and continued to hold the stocks at period-end. Another detractor was QUALCOMM, the leading designer and supplier of chips based on the code-division multiple access (CDMA) technology, the most widely used mobile phone technology in the U.S. The company faced legal disputes on patent infringements from several telecommunications companies, and partly as the result, the stock fell during the period.

PORTFOLIO BREAKDOWN
Franklin Technology Fund
Based on Total Net Assets as of 10/31/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Semiconductors                                    11.7%
Telecommunications Equipment                      11.7%
Packaged Software                                 10.4%
Internet Software & Services                       9.5%
Computer Communications                            6.8%
Data Processing Services                           5.6%
Electronic Equipment & Instruments                 4.2%
Information Technology Services                    3.5%
Electronic Production Equipment                    3.1%
Computer Peripherals                               2.8%
Computer Processing Hardware                       2.8%
Specialty Telecommunications                       2.4%
Other                                             14.2%
Short-Term Investment & Other Net Assets          11.3%

2.    Not part of the ML 100 Technology Index.


                                                          Semiannual Report | 35

TOP 10 EQUITY HOLDINGS
Franklin Technology Fund
10/31/06

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY                                                       NET ASSETS
--------------------------------------------------------------------------------
Cisco Systems Inc.                                                          2.6%
 COMPUTER COMMUNICATIONS
--------------------------------------------------------------------------------
American Tower Corp., A                                                     2.4%
 SPECIALTY TELECOMMUNICATIONS
--------------------------------------------------------------------------------
Microchip Technology Inc.                                                   2.3%
 SEMICONDUCTORS
--------------------------------------------------------------------------------
Google Inc., A                                                              2.3%
 INTERNET SOFTWARE & SERVICES
--------------------------------------------------------------------------------
Microsemi Corp.                                                             2.0%
 SEMICONDUCTORS
--------------------------------------------------------------------------------
Cognizant Technology Solutions Corp., A                                     2.0%
 INFORMATION TECHNOLOGY SERVICES
--------------------------------------------------------------------------------
QUALCOMM Inc.                                                               1.9%
 TELECOMMUNICATIONS EQUIPMENT
--------------------------------------------------------------------------------
Harris Corp.                                                                1.9%
 TELECOMMUNICATIONS EQUIPMENT
--------------------------------------------------------------------------------
Apple Computer Inc.                                                         1.8%
 COMPUTER PROCESSING HARDWARE
--------------------------------------------------------------------------------
Tektronix Inc.                                                              1.8%
 ELECTRONIC EQUIPMENT & INSTRUMENTS
--------------------------------------------------------------------------------

Thank you for your continued participation in Franklin Technology Fund. We look forward to serving your future investment needs.


[PHOTO OMITTED]                 /s/ J.P. Scandalios

                                J.P. Scandalios


[PHOTO OMITTED]                 /s/ Robert R. Dean

                                Robert R. Dean, CFA

                                Portfolio Management Team
                                Franklin Technology Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


36 | Semiannual Report

Performance Summary as of 10/31/06

FRANKLIN TECHNOLOGY FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FTCAX)                    CHANGE       10/31/06       4/30/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                      -$0.43          $5.26         $5.69
--------------------------------------------------------------------------------
CLASS B (SYMBOL: N/A)                      CHANGE       10/31/06       4/30/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                      -$0.43          $5.06         $5.49
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FFTCX)                    CHANGE       10/31/06       4/30/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                      -$0.43          $5.04         $5.47
--------------------------------------------------------------------------------
CLASS R (SYMBOL: FTERX)                    CHANGE       10/31/06       4/30/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                      -$0.43          $5.23         $5.66
--------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FRTCX)              CHANGE       10/31/06       4/30/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                      -$0.43          $5.37         $5.80
--------------------------------------------------------------------------------


                                                          Semiannual Report | 37

PERFORMANCE 1

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

---------------------------------------------------------------------------------------------------------------
CLASS A                                        6-MONTH          1-YEAR        5-YEAR        INCEPTION (5/1/00)
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                       -7.56%          +9.81%       +20.64%            -47.40%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                  -12.91%          +3.54%        +2.58%            -10.23%
---------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                   $8,709         $10,354       $11,361             $4,958
---------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 5                              -1.35%        +6.10%            -10.76%
---------------------------------------------------------------------------------------------------------------
CLASS B                                        6-MONTH          1-YEAR        5-YEAR        INCEPTION (5/1/00)
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                       -7.83%          +9.29%       +17.13%            -49.40%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                  -11.52%          +5.29%        +2.86%             -9.95%
---------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                   $8,848         $10,529       $11,513             $5,060
---------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 5                              +0.03%        +6.39%            -10.49%
---------------------------------------------------------------------------------------------------------------
CLASS C                                        6-MONTH          1-YEAR        5-YEAR        INCEPTION (5/1/00)
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                       -7.86%          +9.09%       +16.94%            -49.60%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                   -8.78%          +8.09%        +3.18%            -10.00%
---------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                   $9,122         $10,809       $11,694             $5,040
---------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 5                              +3.04%        +6.67%            -10.55%
---------------------------------------------------------------------------------------------------------------
CLASS R                                        6-MONTH          1-YEAR        3-YEAR        INCEPTION (1/1/02)
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                       -7.60%          +9.64%       +18.33%             -1.88%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                   -7.60%          +9.64%        +5.77%             -0.39%
---------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                   $9,240         $10,964       $11,833             $9,812
---------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 5                              +4.54%        +8.59%             -1.05%
---------------------------------------------------------------------------------------------------------------
ADVISOR CLASS                                  6-MONTH          1-YEAR        5-YEAR         INCEPTION (5/1/00)
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                       -7.24%         +10.25%       +22.83%            -46.20%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                   -7.24%         +10.25%        +4.20%             -9.09%
---------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                   $9,276         $11,025       $12,283             $5,380
---------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 5                              +5.04%        +7.67%             -9.66%
---------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


38 | Semiannual Report

ENDNOTES

TECHNOLOGY STOCKS HAVE HISTORICALLY BEEN VOLATILE IN PRICE, ESPECIALLY OVER THE SHORT TERM, DUE TO THE RAPID PACE OF PRODUCT CHANGE AND DEVELOPMENT. BECAUSE THE FUND IS A NONDIVERSIFIED FUND FOCUSING EXCLUSIVELY ON TECHNOLOGY COMPANIES, IT CARRIES GREATER RISKS OF ADVERSE ECONOMIC, POLITICAL OR REGULATORY DEVELOPMENTS AFFECTING THESE COMPANIES THAN A MORE BROADLY INVESTED FUND. THE FUND'S INVESTMENTS IN SMALLER-COMPANY STOCKS ALSO INVOLVE SPECIAL RISKS, SUCH AS RELATIVELY SMALL REVENUES, LIMITED PRODUCT LINES AND SMALL MARKET SHARE. THE FUND MAY ALSO INVEST UP TO 35% OF ITS ASSETS IN FOREIGN COMPANIES, WHICH MAY BE AFFECTED BY POLITICAL UNCERTAINTY AND CURRENCY FLUCTUATIONS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

1. Past expense reductions by the Fund's manager and administrator increased the Fund's total returns. If the manager and administrator had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.


                                                          Semiannual Report | 39

Your Fund's Expenses

FRANKLIN TECHNOLOGY FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


40 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------------------------
                                                    BEGINNING ACCOUNT         ENDING ACCOUNT          EXPENSES PAID DURING
CLASS A                                               VALUE 5/1/06            VALUE 10/31/06         PERIOD* 5/1/06-10/31/06
----------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000                 $  924.40                      $ 8.59
----------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000                 $1,016.28                      $ 9.00
----------------------------------------------------------------------------------------------------------------------------
CLASS B
----------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000                 $  921.70                      $11.72
----------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000                 $1,013.01                      $12.28
----------------------------------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000                 $  921.40                      $11.72
----------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000                 $1,013.01                      $12.28
----------------------------------------------------------------------------------------------------------------------------
CLASS R
----------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000                 $  924.00                      $ 9.31
----------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000                 $1,015.53                      $ 9.75
----------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
----------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000                 $  927.60                      $ 6.90
----------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000                 $1,018.05                      $ 7.22
----------------------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      1.77%; B: 2.42%; C: 2.42%; R: 1.92%; and Advisor: 1.42%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                          Semiannual Report | 41

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

                                                   ------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED
                                                   OCTOBER 31, 2006                    YEAR ENDED APRIL 30,
CLASS A                                               (UNAUDITED)          2006        2005         2004        2003         2002
                                                   ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..............    $  56.44        $  46.05    $  53.26     $  37.26    $  42.72      $ 57.78
                                                       --------------------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b ...................       (0.30)          (0.59)      (0.58)       (0.55)      (0.44)       (0.53)

 Net realized and unrealized gains (losses) .......        2.16           10.98       (6.63)       16.55       (5.02)      (14.53)
                                                       --------------------------------------------------------------------------
Total from investment operations ..................        1.86           10.39       (7.21)       16.00       (5.46)      (15.06)
                                                       --------------------------------------------------------------------------
Redemption fees ...................................          -- d            -- d        -- d         --          --           --
                                                       --------------------------------------------------------------------------
Net asset value, end of period ....................    $  58.30        $  56.44    $  46.05     $  53.26    $  37.26      $ 42.72
                                                       ==========================================================================

Total return c ....................................        3.35%          22.50%     (13.54)%      42.98%     (12.80)%     (26.06)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .................    $473,095        $510,700    $485,909     $683,439    $510,107     $702,189

Ratios to average net assets:

 Expenses .........................................        1.31% e,f       1.25%e      1.29%e       1.28%       1.57%        1.29%

 Net investment income (loss) .....................       (1.12)% f       (1.06)%     (1.17)%      (1.17)%     (1.28)%      (0.99)%

Portfolio turnover rate ...........................       17.93%          37.38%      34.34%       59.39%      47.36%       53.85%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.

f     Annualized.


42 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, OCTOBER 31, 2006 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN BIOTECHNOLOGY DISCOVERY FUND                                                              SHARES               VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 95.6%
    COMMON STOCKS 94.0%
    BIOTECHNOLOGY 76.5%
  a Advanced Life Sciences Holdings Inc. ...............................................               717,500         $   2,152,500
a,b Amgen Inc. .........................................................................               441,400            33,506,674
  a Applera Corp. - Celera Genomics Group ..............................................               105,000             1,629,600
  a Biogen Idec Inc. ...................................................................               497,122            23,663,007
  a Cadence Pharmaceuticals Inc. .......................................................               116,300             1,116,480
  a Cardiome Pharma Corp. (Canada) .....................................................               157,028             1,807,392
  a Celgene Corp. ......................................................................               848,300            45,333,152
a,b Cephalon Inc. ......................................................................                66,700             4,681,006
a,b Cotherix Inc. ......................................................................               478,300             3,587,250
  a Critical Therapeutics Inc. .........................................................               559,180             1,576,888
  a Dyax Corp. .........................................................................               621,600             1,877,232
  a Exelixis Inc. ......................................................................               234,400             2,273,680
  a Genentech Inc. .....................................................................               283,500            23,615,550
  a Genzyme Corp. ......................................................................               467,400            31,554,174
  a Gilead Sciences Inc. ...............................................................               470,000            32,383,000
  a Human Genome Sciences Inc. .........................................................               385,800             5,150,430
a,b Indevus Pharmaceuticals Inc. .......................................................               742,100             5,068,543
a,b InterMune Inc. .....................................................................               206,400             4,561,440
  a Invitrogen Corp. ...................................................................               183,300            10,633,233
a,b Ista Pharmaceuticals Inc. ..........................................................               262,200             1,638,750
  a Keryx Biopharmaceuticals Inc. ......................................................               690,300             9,691,812
  a Kosan Biosciences Inc. .............................................................               872,991             3,430,855
  a Medarex Inc. .......................................................................               265,300             3,427,676
  a The Medicines Co. ..................................................................               584,800            15,181,408
  a MedImmune Inc. .....................................................................               811,817            26,010,617
  a Myogen Inc. ........................................................................                86,300             4,513,490
a,b Myriad Genetics Inc. ...............................................................               256,300             6,891,907
  a Nuvelo Inc. ........................................................................               113,716             2,096,923
a,b Onyx Pharmaceuticals Inc. ..........................................................               215,200             4,041,456
a,b OSI Pharmaceuticals Inc. ...........................................................                58,000             2,220,240
  a Panacos Pharmaceuticals Inc. .......................................................               280,400             1,923,544
  a PDL BioPharma Inc. .................................................................               540,400            11,418,652
a,b Telik Inc. .........................................................................               153,700             2,912,615
  a Theravance Inc. ....................................................................               151,400             4,763,044
a,b Titan Pharmaceuticals Inc. .........................................................               419,600               969,276
  a Trimeris Inc. ......................................................................               411,500             3,135,630
  a Vanda Pharmaceuticals Inc. .........................................................               314,200             4,097,168
  a Vertex Pharmaceuticals Inc. ........................................................               221,300             8,984,780
  a Vion Pharmaceuticals Inc. ..........................................................               754,700             1,094,315
  a ViroPharma Inc. ....................................................................               514,900             6,863,617
  a Xenoport Inc. ......................................................................                83,800             2,017,066
                                                                                                                       -------------
                                                                                                                         361,866,472
                                                                                                                       -------------
    MEDICAL SPECIALTIES 4.8%
  a Advanced Magnetics Inc. ............................................................               147,400             6,117,100
  a Cypress Bioscience Inc. ............................................................               436,300             3,438,044
  a Molecular Devices Corp. ............................................................               197,200             3,971,608


                                                          Semiannual Report | 43

Franklin Strategic Series

------------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN BIOTECHNOLOGY DISCOVERY FUND                                                               SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      COMMON STOCKS (CONTINUED)
      MEDICAL SPECIALTIES (CONTINUED)
  a,b Nektar Therapeutics ....................................................................            192,100      $   2,772,003
    a Penwest Pharmaceuticals Co. ............................................................            260,400          4,614,288
                                                                                                                       -------------
                                                                                                                          22,542,643
                                                                                                                       -------------
      OTHER PHARMACEUTICALS 12.7%
  a,b AVANIR Pharmaceuticals, A ..............................................................            207,981            827,764
    a Avexa Ltd. (Australia) .................................................................          7,385,000          1,343,691
  a,b Coley Pharmaceutical Group Inc. ........................................................            306,400          3,532,792
    a Endo Pharmaceuticals Holdings Inc. .....................................................            182,400          5,205,696
    a Inspire Pharmaceuticals Inc. ...........................................................            969,523          5,177,253
    a Iomai Corp. ............................................................................            161,000            814,660
    a Labopharm Inc. (Canada) ................................................................            258,200          1,320,387
    a Pharmion Corp. .........................................................................            250,500          6,124,725
    a POZEN Inc. .............................................................................            778,681         12,949,465
    a Sepracor Inc. ..........................................................................            320,500         16,589,080
    a Somaxon Pharmaceuticals Inc. ...........................................................            151,100          2,196,994
    a United Therapeutics Corp. ..............................................................             63,100          3,776,535
    a VIVUS Inc. .............................................................................             58,600            193,965
                                                                                                                       -------------
                                                                                                                          60,053,007
                                                                                                                       -------------
      TOTAL COMMON STOCKS (COST $289,864,647) ................................................                           444,462,122
                                                                                                                       -------------
      CONVERTIBLE PREFERRED STOCK (COST $5,065,937) 1.6%
      BIOTECHNOLOGY 1.6%
a,c,d Fibrogen Inc., cvt. pfd., E ............................................................          1,128,271          7,581,981
                                                                                                                       -------------
      TOTAL LONG TERM INVESTMENTS (COST $294,930,584) ........................................                           452,044,103
                                                                                                                       -------------
      SHORT TERM INVESTMENTS 6.4%
      MONEY MARKET FUND (COST $15,254,453) 3.2%
    e Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.96% ...................         15,254,453         15,254,453
                                                                                                                       -------------


44 | Semiannual Report

Franklin Strategic Series

----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN BIOTECHNOLOGY DISCOVERY FUND                                                      PRINCIPAL AMOUNT           VALUE
----------------------------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENTS (CONTINUED)
  f INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED SECURITIES 3.2%
  g REPURCHASE AGREEMENTS 3.2%
    Bank of America LLC, 5.32%, 11/01/06 (Maturity Value $3,000,443)
      Collateralized by U.S. Government Agency Securities, 5.00%, 3/01/34 - 7/01/35 .....       $   3,000,000        $   3,000,000
    Barclays Capital Inc., 5.32%, 11/01/06 (Maturity Value $3,556,525)
      Collateralized by U.S. Government Agency Securities, 3.50% - 9.50%,
       1/01/07 - 10/01/46 ...............................................................           3,556,000            3,556,000
    Citigroup Global Markets Inc., 5.32%, 11/01/06 (Maturity Value $1,067,158)
      Collateralized by U.S. Government Agency Securities, 3.466% - 10.00%,
       3/01/08 - 9/01/45 ................................................................           1,067,000            1,067,000
    Citigroup Global Markets Inc., 5.30%, 11/01/06 (Maturity Value $2,681,395)
      Collateralized by U.S. Government Agency Securities, 8.75% - 10.00%,
       12/05/06 - 8/06/38 ...............................................................           2,681,000            2,681,000
    J.P. Morgan Securities, 5.33%, 11/01/06 (Maturity Value $940,139)
      Collateralized by U.S. Government Agency Securities, 4.00% - 4.75%,
       7/13/07 - 10/15/15 ...............................................................             940,000              940,000
    Morgan Stanley & Co. Inc., 5.32%, 11/01/06 (Maturity Value $3,748,554)
      Collateralized by h U.S. Government Agency Securities, 0.00% - 8.28%,
       11/01/06 - 10/01/46 ..............................................................           3,748,000            3,748,000
                                                                                                                     -------------
    TOTAL REPURCHASE AGREEMENTS (COST $14,992,000) ......................................                               14,992,000
                                                                                                                     -------------
    TOTAL SHORT TERM INVESTMENTS (COST $30,246,453) .....................................                               30,246,453
                                                                                                                     -------------
    TOTAL INVESTMENTS (COST $325,177,037) 102.0% ........................................                              482,290,556
    OTHER ASSETS, LESS LIABILITIES (2.0)% ...............................................                               (9,195,381)
                                                                                                                     -------------
    NET ASSETS 100.0% ...................................................................                            $ 473,095,175
                                                                                                                     =============

See Selected Portfolio Abbreviations on page 72.

a     Non-income producing for the twelve months ended October 31, 2006.

b     A portion or all of the security is on loan as of October 31, 2006. See
      Note 1(e).

c Security has been deemed illiquid because it may not be able to be sold within seven days. At October 31, 2006, the value of this security was $7,581,981, representing 1.60% of net assets.

d     See Note 8 regarding restricted securities.

e See Note 7 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

f     See Note 1(e) regarding securities on loan.

g     See Note 1(c) regarding repurchase agreements.

h A portion of the security is traded on a discount basis with no stated coupon rate.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 45

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN GLOBAL COMMUNICATIONS FUND

                                                       ---------------------------------------------------------------------------
                                                       SIX MONTHS ENDED
                                                       OCTOBER 31, 2006                       YEAR ENDED APRIL 30,
CLASS A                                                   (UNAUDITED)        2006         2005         2004        2003       2002
                                                       ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ................       $ 11.46       $  7.94      $  7.63      $  5.92     $  6.85    $ 10.70
                                                            ----------------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b .....................         (0.05)        (0.04)          -- f         -- h        -- i    (0.01)

 Net realized and unrealized gains (losses) .........          0.27          3.66         0.33         1.71       (0.93)     (3.84)
                                                            ----------------------------------------------------------------------
Total from investment operations ....................          0.22          3.62         0.33         1.71       (0.93)     (3.85)
                                                            ----------------------------------------------------------------------
Less distributions from net investment income .......            --         (0.10)       (0.02)          --           --        --
                                                            ----------------------------------------------------------------------
Redemption fees .....................................            -- d          -- d         -- d         --           --        --
                                                            ----------------------------------------------------------------------
Net asset value, end of period ......................       $ 11.68       $ 11.46      $  7.94      $  7.63     $  5.92    $  6.85
                                                            ======================================================================

Total return c ......................................          2.01%        45.70%        4.32%       28.89%     (13.58)%   (35.98)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...................       $67,960       $69,746      $49,926      $59,702     $53,722    $80,581

Ratios to average net assets:

 Expenses ...........................................          1.42% e       1.40%        1.47% g      1.47%       1.67%      1.27%

 Net investment income (loss) .......................         (0.89)% e     (0.40)%       0.04%       (0.03)%     (0.05)%    (0.13)%

Portfolio turnover rate .............................         72.01%       149.34%      171.40%      137.83%      94.95%     81.70%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Actual net investment income per share is $0.003.

g     Benefit of expense reduction rounds to less than 0.01%.

h     Actual net investment loss per share is $(0.002).

i     Actual net investment loss per share is $(0.003).


46 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

FRANKLIN GLOBAL COMMUNICATIONS FUND

                                                       ---------------------------------------------------------------------------
                                                       SIX MONTHS ENDED
                                                       OCTOBER 31, 2006                      YEAR ENDED APRIL 30,
CLASS B                                                   (UNAUDITED)        2006         2005         2004       2003        2002
                                                       ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..................      $10.94       $  7.59      $  7.33      $  5.73    $  6.67     $ 10.50
                                                             ---------------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b .......................       (0.08)        (0.11)       (0.05)       (0.05)     (0.04)      (0.07)

 Net realized and unrealized gains (losses) ...........        0.26          3.48         0.31         1.65      (0.90)      (3.76)
                                                             ---------------------------------------------------------------------
Total from investment operations ......................        0.18          3.37         0.26         1.60      (0.94)      (3.83)
                                                             ---------------------------------------------------------------------
Less distributions from net investment income .........          --         (0.02)          --           --         --          --
                                                             ---------------------------------------------------------------------
Redemption fees .......................................          -- d          -- d         -- d         --         --          --
                                                             ---------------------------------------------------------------------
Net asset value, end of period ........................      $11.12       $ 10.94      $  7.59      $  7.33    $  5.73     $  6.67
                                                             =====================================================================

Total return c ........................................        1.55%        44.57%        3.69%       27.75%    (14.09)%    (36.48)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .....................      $3,399       $ 3,517      $ 2,663      $ 3,170    $ 2,690     $ 3,675

Ratios to average net assets:

 Expenses .............................................        2.17% e       2.14%        2.21% f      2.22%      2.36%       2.01%

 Net investment income (loss) .........................       (1.64)% e     (1.14)%      (0.70)%      (0.78)%    (0.74)%     (0.87)%

Portfolio turnover rate ...............................       72.01%       149.34%      171.40%      137.83%     94.95%      81.70%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 47

Franklin Strategic Series

FRANKLIN GLOBAL COMMUNICATIONS FUND

                                                        --------------------------------------------------------------------------
                                                        SIX MONTHS ENDED
                                                        OCTOBER 31, 2006                     YEAR ENDED APRIL 30,
CLASS C                                                    (UNAUDITED)        2006        2005         2004       2003        2002
                                                        --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...................     $ 10.96       $  7.60     $  7.34      $  5.74    $  6.69     $ 10.53
                                                             ---------------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b ........................       (0.09)        (0.11)      (0.05)       (0.05)     (0.05)      (0.07)

 Net realized and unrealized gains (losses) ............        0.26          3.50        0.31         1.65      (0.90)      (3.77)
                                                             ---------------------------------------------------------------------
Total from investment operations .......................        0.17          3.39        0.26         1.60      (0.95)      (3.84)
                                                             ---------------------------------------------------------------------
Less distributions from net investment income ..........          --         (0.03)         --           --         --          --
                                                             ---------------------------------------------------------------------
Redemption fees ........................................          -- d          -- d        -- d         --         --          --
                                                             ---------------------------------------------------------------------
Net asset value, end of period .........................     $ 11.13       $ 10.96     $  7.60      $  7.34    $  5.74     $  6.69
                                                             =====================================================================

Total return c .........................................        1.55%        44.61%       3.54%       27.87%    (14.20)%    (36.47)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ......................     $10,964       $10,287     $ 7,054      $ 8,633    $ 7,377     $10,563

Ratios to average net assets:

 Expenses ..............................................        2.18% e       2.15%       2.22% f      2.22%      2.47%       2.01%

 Net investment income (loss) ..........................       (1.65)% e     (1.15)%     (0.71)%      (0.78)%    (0.85)%     (0.87)%

Portfolio turnover rate ................................       72.01%       149.34%     171.40%      137.83%     94.95%      81.70%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.


48 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, OCTOBER 31, 2006 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN GLOBAL COMMUNICATIONS FUND                                              COUNTRY                SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 96.6%
  COMMON STOCKS 96.2%
  ADVERTISING/MARKETING SERVICES 1.6%
a Focus Media Holding Ltd., ADR ..........................................          China                  25,000      $   1,322,250
                                                                                                                       -------------
  BROADCASTING 6.0%
  Grupo Televisa SA, ADR .................................................          Mexico                132,800          3,277,504
a XM Satellite Radio Holdings Inc., A ....................................      United States             144,900          1,689,534
                                                                                                                       -------------
                                                                                                                           4,967,038
                                                                                                                       -------------
  CABLE/SATELLITE TV 2.0%
  EchoStar Communications Corp., A .......................................      United States              46,400          1,648,128
                                                                                                                       -------------
  COMMERCIAL PRINTING/FORMS 0.5%
  Cenveo Inc. ............................................................      United States              19,800            392,832
                                                                                                                       -------------
  COMPUTER COMMUNICATIONS 4.9%
a Cisco Systems Inc. .....................................................      United States              84,000          2,026,920
  Juniper Networks Inc. ..................................................      United States              91,000          1,567,020
  Neuf Cegetel ...........................................................          France                 13,700            413,511
                                                                                                                       -------------
                                                                                                                           4,007,451
                                                                                                                       -------------
  COMPUTER PROCESSING HARDWARE 5.3%
a Apple Computer Inc. ....................................................      United States              31,900          2,586,452
  Rackable Systems Inc. ..................................................      United States              58,400          1,810,984
                                                                                                                       -------------
                                                                                                                           4,397,436
                                                                                                                       -------------
  DATA PROCESSING SERVICES 1.9%
  NeuStar Inc., A ........................................................      United States              54,800          1,601,256
                                                                                                                       -------------
  ELECTRONICS/APPLIANCES 1.5%
  Harman International Industries Inc. ...................................      United States              11,700          1,197,495
                                                                                                                       -------------
  INFORMATION TECHNOLOGY SERVICES 1.9%
  Amdocs Ltd. ............................................................      United States              19,700            763,572
  Level 3 Communications Inc. ............................................      United States             152,500            806,725
                                                                                                                       -------------
                                                                                                                           1,570,297
                                                                                                                       -------------
  INTERNET SOFTWARE/SERVICES 5.7%
  Akamai Technologies Inc. ...............................................      United States              18,600            871,596
  Equinix Inc. ...........................................................      United States              18,700          1,279,080
a Google Inc., A .........................................................      United States               2,700          1,286,253
  Internap Network Services Corp. ........................................      United States              52,500            865,200
  SAVVIS Inc. ............................................................      United States              12,900            401,061
                                                                                                                       -------------
                                                                                                                           4,703,190
                                                                                                                       -------------
  MAJOR TELECOMMUNICATIONS 15.4%
  Alltel Corp. ...........................................................      United States              30,400          1,620,624
  BellSouth Corp. ........................................................      United States              18,600            838,860
a Bharti Airtel Ltd. .....................................................          India                 309,905          3,657,527
  Cable & Wireless PLC ...................................................      United Kingdom            443,100          1,238,140


                                                          Semiannual Report | 49

Franklin Strategic Series

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN GLOBAL COMMUNICATIONS FUND                                         COUNTRY                  SHARES              VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  COMMON STOCKS (CONTINUED)
  MAJOR TELECOMMUNICATIONS (CONTINUED)
  PT Telekomunikasi Indonesia, B .................................           Indonesia                 754,900         $     697,291
  Reliance Communication Ltd. ....................................             India                   191,900             1,618,889
  Telus Corp. ....................................................            Canada                    51,900             2,976,984
                                                                                                                       -------------
                                                                                                                          12,648,315
                                                                                                                       -------------
  MEDIA CONGLOMERATES 1.5%
  The Walt Disney Co. ............................................         United States                40,130             1,262,490
                                                                                                                       -------------
  MOVIES/ENTERTAINMENT 0.9%
a Outdoor Channel Holdings Inc. ..................................         United States                52,300               731,154
                                                                                                                       -------------
  RECREATIONAL PRODUCTS 5.3%
  Activision Inc. ................................................         United States                55,200               851,184
  Nintendo Co. Ltd. ..............................................             Japan                     8,800             1,799,650
a Scientific Games Corp., A ......................................         United States                62,000             1,737,860
                                                                                                                       -------------
                                                                                                                           4,388,694
                                                                                                                       -------------
  SEMICONDUCTORS 2.5%
  PMC-Sierra Inc. ................................................         United States               119,800               794,274
  RF Micro Devices Inc. ..........................................         United States                60,500               441,650
a Silicon Laboratories Inc. ......................................         United States                12,100               394,823
  Trident Microsystems Inc. ......................................         United States                18,300               386,862
                                                                                                                       -------------
                                                                                                                           2,017,609
                                                                                                                       -------------
  SPECIALTY TELECOMMUNICATIONS 8.5%
a American Tower Corp., A ........................................         United States               109,635             3,949,053
a Crown Castle International Corp. ...............................         United States                39,438             1,327,089
  Global Crossing Ltd. ...........................................         United States                38,200               938,956
  Time Warner Telecom Inc., A ....................................         United States                37,900               755,726
                                                                                                                       -------------
                                                                                                                           6,970,824
                                                                                                                       -------------
  TELECOMMUNICATIONS EQUIPMENT 6.9%
  Atheros Communications .........................................         United States                18,900               410,697
a Comverse Technology Inc. .......................................         United States                36,800               801,136
  Harris Corp. ...................................................         United States                18,800               800,880
  Nokia Corp., ADR ...............................................            Finland                  121,000             2,405,480
  Powerwave Technologies Inc. ....................................         United States                62,500               406,875
  QUALCOMM Inc. ..................................................         United States                11,300               411,207
  SiRF Technology Holdings Inc. ..................................         United States                16,800               472,416
                                                                                                                       -------------
                                                                                                                           5,708,691
                                                                                                                       -------------
  WIRELESS COMMUNICATIONS 23.9%
  America Movil SA de CV, L, ADR .................................            Mexico                   135,500             5,808,885
  Dobson Communications Corp. ....................................         United States               176,900             1,372,744
a Leap Wireless International Inc. ...............................         United States                11,800               654,428
a Motient Corp. ..................................................         United States                18,600               206,460
a NII Holdings Inc. ..............................................         United States                67,500             4,389,525


50 | Semiannual Report

Franklin Strategic Series

------------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN GLOBAL COMMUNICATIONS FUND                                                 COUNTRY         SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      COMMON STOCKS (CONTINUED)
      WIRELESS COMMUNICATIONS (CONTINUED)
      Rogers Communications Inc., B ..............................................         Canada          79,200      $   4,740,922
    a SBA Communications Corp. ...................................................      United States      94,000          2,510,740
                                                                                                                       -------------
                                                                                                                          19,683,704
                                                                                                                       -------------
      TOTAL COMMON STOCKS (COST $54,875,221) .....................................                                        79,218,854
                                                                                                                       -------------
      PREFERRED STOCKS (COST $289,500) 0.4%
      TELECOMMUNICATIONS EQUIPMENT 0.4%
a,b,c Dilithium Networks Inc., depository receipt, D, pfd., 144A, PIPES ..........      United States     124,248            289,498
                                                                                                                       -------------
      TOTAL LONG TERM INVESTMENTS (COST $55,164,721) .............................                                        79,508,352
                                                                                                                       -------------
      SHORT TERM INVESTMENTS (COST $550) 0.0% d
      MONEY MARKET FUND 0.0% d
    e Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.96% .......      United States         550                550
                                                                                                                       -------------
      TOTAL INVESTMENTS (COST $55,165,271) 96.6% .................................                                        79,508,902
      OTHER ASSETS, LESS LIABILITIES 3.4% ........................................                                         2,814,177
                                                                                                                       -------------
      NET ASSETS 100.0% ..........................................................                                     $  82,323,079
                                                                                                                       =============

See Selected Portfolio Abbreviations on page 72.

a     Non-income producing for the twelve months ended October 31, 2006.

b     See Note 8 regarding restricted securities.

c Security has been deemed illiquid because it may not be able to be sold within seven days. At October 31, 2006, the value of this security was $289,498, representing 0.35% of net assets.

d     Rounds to less than 0.1% of net assets.

e See Note 7 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 51

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN GLOBAL HEALTH CARE FUND

                                                      ---------------------------------------------------------------------------
                                                      SIX MONTHS ENDED
                                                      OCTOBER 31, 2006                       YEAR ENDED APRIL 30,
CLASS A                                                  (UNAUDITED)          2006        2005        2004       2003        2002
                                                      ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..................   $  23.31        $  20.36     $ 19.86     $ 15.53    $ 20.80     $ 23.29
                                                          -----------------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b .......................      (0.05)           0.12       (0.08)      (0.10)     (0.09)      (0.15)

 Net realized and unrealized gains (losses) ...........       0.54            2.83        0.58        4.43      (4.62)      (2.30)
                                                          -----------------------------------------------------------------------
Total from investment operations ......................       0.49            2.95        0.50        4.33      (4.71)      (2.45)
                                                          -----------------------------------------------------------------------
Less distributions from net realized gains ............         --              --          --          --      (0.56)      (0.04)
                                                          -----------------------------------------------------------------------
Redemption fees .......................................         -- d            -- d        -- d        --         --          --
                                                          -----------------------------------------------------------------------
Net asset value, end of period ........................   $  23.80        $  23.31     $ 20.36     $ 19.86    $ 15.53     $ 20.80
                                                          =======================================================================

Total return c ........................................       2.15%          14.44%       2.52%      27.88%    (22.56)%    (10.53)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .....................   $104,382        $106,293     $86,934     $91,314    $73,991    $110,062

Ratios to average net assets:

 Expenses .............................................       1.25% e,f       1.26%e      1.32% e     1.36%      1.44%       1.22%

 Net investment income (loss) .........................      (0.41)% f        0.55%      (0.42)%     (0.52)%    (0.54)%     (0.65)%

Portfolio turnover rate ...............................      14.46%          39.75%      77.50%      82.63%    137.37%     120.47%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.

f     Annualized.


52 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

FRANKLIN GLOBAL HEALTH CARE FUND

                                                        -------------------------------------------------------------------------
                                                        SIX MONTHS ENDED
                                                        OCTOBER 31, 2006                       YEAR ENDED APRIL 30,
CLASS B                                                    (UNAUDITED)        2006         2005        2004       2003       2002
                                                        -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..................    $   22.08       $ 19.44      $ 19.10     $ 15.04    $ 20.33    $ 22.93
                                                           ----------------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b .......................        (0.12)        (0.04)       (0.22)      (0.23)     (0.20)     (0.31)

 Net realized and unrealized gains (losses) ...........         0.51          2.68         0.56        4.29      (4.53)     (2.25)
                                                           ----------------------------------------------------------------------
Total from investment operations ......................         0.39          2.64         0.34        4.06      (4.73)     (2.56)
                                                           ----------------------------------------------------------------------
Less distributions from net realized gains ............           --            --           --          --      (0.56)     (0.04)
                                                           ----------------------------------------------------------------------
Redemption fees .......................................           -- d          -- d         -- d        --         --         --
                                                           ----------------------------------------------------------------------
Net asset value, end of period ........................    $   22.47       $ 22.08      $ 19.44     $ 19.10    $ 15.04    $ 20.33
                                                           ======================================================================

Total return c ........................................         1.77%        13.58%        1.78%      26.91%    (23.10)%   (11.22)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .....................    $  11,828       $14,233      $12,060     $13,054    $ 8,892    $13,021

Ratios to average net assets:

 Expenses .............................................         2.00% e,f     2.00% e      2.06% e     2.11%      2.18%      1.97%

 Net investment income (loss) .........................        (1.16)% f     (0.19)%      (1.16)%     (1.27)%    (1.28)%    (1.40)%

Portfolio turnover rate ...............................        14.46%        39.75%       77.50%      82.63%    137.37%    120.47%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.

f     Annualized.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 53

Franklin Strategic Series

FRANKLIN GLOBAL HEALTH CARE FUND

                                                   -------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED
                                                   OCTOBER 31, 2006                         YEAR ENDED APRIL 30,
CLASS C                                               (UNAUDITED)          2006          2005         2004        2003        2002
                                                   -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...............    $ 21.87         $ 19.24       $ 18.92      $ 14.90     $ 20.15     $ 22.72
                                                        --------------------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b ....................      (0.12)          (0.04)        (0.22)       (0.22)      (0.20)      (0.30)

 Net realized and unrealized gains (losses) ........       0.50            2.67          0.54         4.24       (4.49)      (2.23)
                                                        --------------------------------------------------------------------------
Total from investment operations ...................       0.38            2.63          0.32         4.02       (4.69)      (2.53)
                                                        --------------------------------------------------------------------------
Less distributions from net realized gains .........         --               --           --           --       (0.56)      (0.04)
                                                        --------------------------------------------------------------------------
Redemption fees ....................................         -- d            -- d          -- d         --          --          --
                                                        --------------------------------------------------------------------------
Net asset value, end of period .....................    $ 22.25         $ 21.87       $ 19.24      $ 18.92     $ 14.90     $ 20.15
                                                        ==========================================================================

Total return c .....................................       1.74%          13.67%         1.69%       26.98%     (23.16)%    (11.19)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..................    $26,239         $29,083       $22,021      $23,850     $18,700     $28,538

Ratios to average net assets:

 Expenses ..........................................       1.99% e,f       2.01% e       2.07% e      2.11%       2.19%       1.96%

 Net investment income (loss) ......................      (1.15)% f       (0.20)%       (1.17)%      (1.27)%     (1.29)%     (1.39)%

Portfolio turnover rate ............................      14.46%          39.75%        77.50%       82.63%     137.37%     120.47%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.

f     Annualized.


54 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, OCTOBER 31, 2006 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN GLOBAL HEALTH CARE FUND                                              COUNTRY                 SHARES             VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 95.1%
  COMMON STOCKS 93.4%
  BIOTECHNOLOGY 15.2%
a Amgen Inc. ........................................................        United States               40,200        $   3,051,582
a Angiotech Pharmaceuticals Inc. ....................................        United States               50,900              483,550
a Biogen Idec Inc. ..................................................        United States               23,800            1,132,880
a Celgene Corp. .....................................................        United States               46,000            2,458,240
a Cephalon Inc. .....................................................        United States               18,400            1,291,312
a Charles River Laboratories International Inc. .....................        United States               15,800              678,136
a Genzyme Corp. .....................................................        United States               23,900            1,613,489
a Indevus Pharmaceuticals Inc. ......................................        United States              236,100            1,612,563
a Invitrogen Corp. ..................................................        United States               22,100            1,282,021
a Keryx Biopharmaceuticals Inc. .....................................        United States              108,800            1,527,552
a The Medicines Co. .................................................        United States               48,500            1,259,060
a Myriad Genetics Inc. ..............................................        United States               55,700            1,497,773
a PDL BioPharma Inc. ................................................        United States               38,600              815,618
a Telik Inc. ........................................................        United States               53,400            1,011,930
a Trimeris Inc. .....................................................        United States               65,900              502,158
a Vanda Pharmaceuticals Inc. ........................................        United States               36,500              475,960
a ViroPharma Inc. ...................................................        United States               71,500              953,095
                                                                                                                       -------------
                                                                                                                          21,646,919
                                                                                                                       -------------
  DRUG STORE CHAINS 0.9%
  CVS Corp. .........................................................        United States               40,300            1,264,614
                                                                                                                       -------------
  ELECTRICAL PRODUCTS 0.6%
a Greatbatch Inc. ...................................................        United States               36,900              829,881
                                                                                                                       -------------
  GENERIC PHARMACEUTICALS 0.3%
a Impax Laboratories Inc. ...........................................        United States               68,600              480,200
                                                                                                                       -------------
  HOSPITAL/NURSING MANAGEMENT 5.0%
  Brookdale Senior Living Inc. ......................................        United States               21,100            1,015,332
a Community Health Systems Inc. .....................................        United States               82,900            2,690,105
a Genesis HealthCare Corp. ..........................................        United States               17,150              830,575
a LifePoint Hospitals Inc. ..........................................        United States               56,900            2,019,950
a United Surgical Partners International Inc. .......................        United States               21,000              521,220
                                                                                                                       -------------
                                                                                                                           7,077,182
                                                                                                                       -------------
  INTERNET RETAIL 0.6%
a eHealth Inc. ......................................................        United States               38,500              851,620
                                                                                                                       -------------
  MAJOR PHARMACEUTICALS 31.7%
  Abbott Laboratories ...............................................        United States               35,600            1,691,356
  Eli Lilly and Co. .................................................        United States               56,100            3,142,161
  Johnson & Johnson .................................................        United States               99,700            6,719,780
  Merck KGaA ........................................................           Germany                  44,400            4,683,404
  Novartis AG .......................................................         Switzerland                99,300            6,024,953
  Pfizer Inc. .......................................................        United States              100,360            2,674,594
  Roche Holding AG ..................................................         Switzerland                50,900            8,904,994
  Schering-Plough Corp. .............................................        United States              279,100            6,179,274
  Wyeth .............................................................        United States              100,900            5,148,927
                                                                                                                       -------------
                                                                                                                          45,169,443
                                                                                                                       -------------


                                                          Semiannual Report | 55

Franklin Strategic Series

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN GLOBAL HEALTH CARE FUND                                          COUNTRY                   SHARES             VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    COMMON STOCKS (CONTINUED)
    MANAGED HEALTH CARE 7.0%
  a Molina Healthcare Inc. .........................................        United States                15,300        $     600,219
  a Sierra Health Services Inc. ....................................        United States                37,400            1,280,576
    UnitedHealth Group Inc. ........................................        United States                36,030            1,757,543
  a WellPoint Inc. .................................................        United States                82,300            6,281,136
                                                                                                                       -------------
                                                                                                                           9,919,474
                                                                                                                       -------------
    MEDICAL DISTRIBUTORS 2.6%
    Cardinal Health Inc. ...........................................        United States                21,600            1,413,720
  a Henry Schein Inc. ..............................................        United States                28,300            1,406,227
  a MWI Veterinary Supply Inc. .....................................        United States                26,900              901,419
                                                                                                                       -------------
                                                                                                                           3,721,366
                                                                                                                       -------------
    MEDICAL SPECIALTIES 13.2%
  a Adams Respiratory Therapeutics Inc. ............................        United States                23,300            1,004,230
    Baxter International Inc. ......................................        United States                35,200            1,618,144
    Beckman Coulter Inc. ...........................................        United States                24,500            1,410,465
  a Cytyc Corp. ....................................................        United States                34,700              916,774
    DENTSPLY International Inc. ....................................        United States                45,300            1,416,984
  a Digene Corp. ...................................................        United States                44,100            2,047,563
  a Fisher Scientific International Inc. ...........................        United States                34,884            2,986,768
    Hillenbrand Industries Inc. ....................................        United States                21,400            1,255,752
  a IntraLase Corp. ................................................        United States                27,400              538,684
    Medtronic Inc. .................................................        United States                13,800              671,784
    Mentor Corp. ...................................................        United States                16,900              790,920
  a Mindray Medical International Ltd., ADR ........................            China                    18,200              329,420
  a Molecular Devices Corp. ........................................        United States                45,600              918,384
  a Northstar Neuroscience Inc. ....................................        United States                46,200              693,924
  a Waters Corp. ...................................................        United States                27,300            1,359,540
  a Zimmer Holdings Inc. ...........................................        United States                10,800              777,708
                                                                                                                       -------------
                                                                                                                          18,737,044
                                                                                                                       -------------
    MEDICAL/NURSING SERVICES 3.9%
  a Amedisys Inc. ..................................................        United States                17,800              722,146
  a DaVita Inc. ....................................................        United States                38,700            2,152,881
a,b Diagnosticos da America, ADR, 144A .............................            Brazil                   21,400            1,258,354
  a Healthways Inc. ................................................        United States                16,100              681,835
  a Nighthawk Radiology Holdings Inc. ..............................        United States                35,100              714,285
                                                                                                                       -------------
                                                                                                                           5,529,501
                                                                                                                       -------------
    OTHER PHARMACEUTICALS 4.0%
    Allergan Inc. ..................................................        United States                 9,990            1,153,845
  a Coley Pharmaceutical Group Inc. ................................        United States                64,600              744,838
  a Endo Pharmaceuticals Holdings Inc. .............................        United States                23,800              679,252
  a Labopharm Inc. .................................................            Canada                   83,700              428,026
  a POZEN Inc. .....................................................        United States                71,100            1,182,393
    Shire PLC, ADR .................................................       United Kingdom                28,800            1,579,680
                                                                                                                       -------------
                                                                                                                           5,768,034
                                                                                                                       -------------


56 | Semiannual Report

Franklin Strategic Series

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN GLOBAL HEALTH CARE FUND                                                    COUNTRY          SHARES           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    COMMON STOCKS (CONTINUED)
    SERVICES TO THE HEALTH INDUSTRY 8.4%
  a Allscripts Healthcare Solutions Inc. .......................................     United States        47,300      $   1,115,807
  a Emageon Inc. ...............................................................     United States        44,900            716,155
  a Express Scripts Inc. .......................................................     United States        55,700          3,549,204
  a Medco Health Solutions Inc. ................................................     United States        18,952          1,013,932
    Omnicare Inc. ..............................................................     United States        56,000          2,121,280
    Pharmaceutical Product Development Inc. ....................................     United States       102,300          3,237,795
  a WebMD Health Corp., A ......................................................     United States         6,500            236,990
                                                                                                                      -------------
                                                                                                                         11,991,163
                                                                                                                      -------------
    TOTAL COMMON STOCKS (COST $103,760,512) ....................................                                        132,986,441
                                                                                                                      -------------
    CONVERTIBLE PREFERRED STOCK (COST $1,500,004) 1.7%
    MEDICAL SPECIALTIES 1.7%
c,d Masimo Corp., cvt. pfd., F .................................................     United States       136,364          2,415,006
                                                                                                                      -------------
    TOTAL LONG TERM INVESTMENTS (COST $105,260,516) ............................                                        135,401,447
                                                                                                                      -------------
    SHORT TERM INVESTMENTS (COST $7,171,669) 5.0%
    MONEY MARKET FUND 5.0%
  e Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.96% .......     United States     7,171,669          7,171,669
                                                                                                                      -------------
    TOTAL INVESTMENTS (COST $112,432,185) 100.1% ...............................                                        142,573,116
    OTHER ASSETS, LESS LIABILITIES (0.1)% ......................................                                           (124,209)
                                                                                                                      -------------
    NET ASSETS 100.0% ..........................................................                                      $ 142,448,907
                                                                                                                      =============

See Selected Portfolio Abbreviations on page 72.

a     Non-income producing for the twelve months ended October 31, 2006.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2006, the value of this security was $1,258,354, representing 0.88% of net assets.

c     See Note 8 regarding restricted securities.

d Security has been deemed illiquid because it may not be able to be sold within seven days. At October 31, 2006, the value of this security was $2,415,006, representing 1.70% of net assets.

e See Note 7 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 57

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN NATURAL RESOURCES FUND

                                                       ---------------------------------------------------------------------------
                                                       SIX MONTHS ENDED
                                                       OCTOBER 31, 2006                       YEAR ENDED APRIL 30,
CLASS A                                                   (UNAUDITED)          2006         2005         2004      2003       2002
                                                       ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...................   $  35.92        $  24.32     $  18.80     $  13.60   $ 16.96    $ 19.36
                                                           -----------------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b ........................       0.08            0.13         0.04        (0.04)     0.01       0.04

 Net realized and unrealized gains (losses) ............      (2.13)          12.64         5.48         5.26     (3.33)     (2.08)
                                                           -----------------------------------------------------------------------
Total from investment operations .......................      (2.05)          12.77         5.52         5.22     (3.32)     (2.04)
                                                           -----------------------------------------------------------------------
Less distributions from:

 Net investment income .................................         --           (0.09)          --        (0.02)    (0.04)     (0.08)

 Net realized gains ....................................         --           (1.08)          --           --        --      (0.28)
                                                           -----------------------------------------------------------------------
Total distributions ....................................         --           (1.17)          --        (0.02)    (0.04)     (0.36)
                                                           -----------------------------------------------------------------------
Redemption fees ........................................         -- d            -- d         -- d         --        --         --
                                                           -----------------------------------------------------------------------
Net asset value, end of period .........................   $  33.87        $  35.92     $  24.32     $  18.80   $ 13.60    $ 16.96
                                                           =======================================================================

Total return c .........................................      (5.68)%         53.11%       29.36%       38.36%   (19.62)%   (10.12)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ......................   $392,743        $440,475     $211,327     $102,725   $39,515    $58,085

Ratios to average net assets:

 Expenses before waiver and payments by affiliates .....       0.98% e         1.02%        1.08%        1.27%     1.34%      1.31%

 Expenses net of waiver and payments by affiliates .....       0.98% e,f       1.02% f      1.08% f      1.27%     1.34%      1.21%

 Net investment income (loss) ..........................       0.47% e         0.44%        0.17%       (0.24)%    0.04%      0.30%

Portfolio turnover rate ................................      29.50%          56.08%       29.89%       59.53%    44.97%    100.37%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.


58 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

FRANKLIN NATURAL RESOURCES FUNDPERIOD ENDED

                                                                     ------------------------------------------
                                                                     SIX MONTHS ENDED
                                                                     OCTOBER 31, 2006      YEAR ENDED APRIL 30,
CLASS C                                                                 (UNAUDITED)               2006 g
                                                                     ------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............................        $   35.79              $   31.56
                                                                         --------------------------------
Income from investment operations a:

 Net investment income (loss) b .................................            (0.05)                 (0.01)

 Net realized and unrealized gains (losses) .....................            (2.12)                  5.39
                                                                         --------------------------------
Total from investment operations ................................            (2.17)                  5.38
                                                                         --------------------------------
Less distributions from:

 Net investment income ..........................................               --                  (0.07)

 Net realized gains .............................................               --                  (1.08)
                                                                         --------------------------------
Total distributions .............................................               --                  (1.15)
                                                                         --------------------------------
Redemption fees .................................................               -- d                   -- d
                                                                         --------------------------------
Net asset value, end of period ..................................        $   33.62              $   35.79
                                                                         ================================

Total return c ..................................................            (6.04)%                17.47%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............................        $  25,263              $  18,485

Ratios to average net assets:

 Expenses .......................................................             1.72% e,f              1.67% e,f

 Net investment income (loss) ...................................            (0.27)% f              (0.21)% f

Portfolio turnover rate .........................................            29.50%                 56.08%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.

f     Annualized.

g     For the period September 1, 2005 (effective date) to April 30, 2006.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 59

Franklin Strategic Series

FRANKLIN NATURAL RESOURCES FUND

                                                          -----------------------------------------------------------------------
                                                          SIX MONTHS ENDED
                                                          OCTOBER 31, 2006                     YEAR ENDED APRIL 30,
ADVISOR CLASS                                                (UNAUDITED)       2006         2005        2004      2003       2002
                                                          -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...................       $ 37.57      $ 25.35      $ 19.53     $ 14.11   $ 17.57    $ 19.99
                                                               ------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ...............................          0.13         0.25         0.13        0.02      0.05       0.10

 Net realized and unrealized gains (losses) ............         (2.21)       13.18         5.69        5.45     (3.41)     (2.14)
                                                               ------------------------------------------------------------------
Total from investment operations .......................         (2.08)       13.43         5.82        5.47     (3.36)     (2.04)
                                                               ------------------------------------------------------------------
Less distributions from:

 Net investment income .................................            --        (0.13)          --       (0.05)    (0.10)     (0.10)

 Net realized gains ....................................            --        (1.08)          --          --        --      (0.28)
                                                               ------------------------------------------------------------------
Total distributions ....................................            --        (1.21)          --       (0.05)    (0.10)     (0.38)
                                                               ------------------------------------------------------------------
Redemption fees ........................................            -- d         -- d         -- d        --        --         --
                                                               ------------------------------------------------------------------
Net asset value, end of period .........................       $ 35.49      $ 37.57      $ 25.35     $ 19.53   $ 14.11    $ 17.57
                                                               ==================================================================

Total return c .........................................         (5.51)%      53.55%       29.80%      38.83%   (19.18)%    (9.87)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ......................       $41,475      $43,874      $33,048     $11,185   $   460    $13,683

Ratios to average net assets:

 Expenses before waiver and payments by affiliates .....          0.71% e      0.69%        0.73%       0.92%     1.03%      0.96%

 Expenses net of waiver and payments by affiliates .....          0.71% e,f    0.69% f      0.73% f     0.92%     1.03%      0.86%

 Net investment income .................................          0.74% e      0.77%        0.52%       0.11%     0.35%      0.63%

Portfolio turnover rate ................................         29.50%       56.08%       29.89%      59.53%    44.97%    100.37%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c     Total return is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.


60 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series
STATEMENT OF INVESTMENTS, OCTOBER 31, 2006 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN NATURAL RESOURCES FUND                                            COUNTRY             SHARES/WARRANTS         VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 97.9%
    COMMON STOCKS AND WARRANTS 96.0%
    ELECTRONIC TECHNOLOGY 0.3%
 a  SunPower Corp., A .............................................         United States                40,000         $  1,346,000
                                                                                                                        ------------
    ENERGY MINERALS 42.5%
a,b Addax Petroleum Corp., 144A ...................................             Canada                  150,000            3,451,824
  a Alpha Natural Resources Inc. ..................................         United States               200,000            3,182,000
  a Bill Barrett Corp. ............................................         United States               115,000            3,280,950
    BP PLC, ADR ...................................................        United Kingdom               130,000            8,723,000
    Chesapeake Energy Corp. .......................................         United States               117,000            3,795,480
    Chevron Corp. .................................................         United States               195,003           13,104,202
    ConocoPhillips ................................................         United States               218,070           13,136,537
  a Denbury Resources Inc. ........................................         United States               120,000            3,448,800
    Devon Energy Corp. ............................................         United States               199,000           13,301,160
a,b Energy Coal Resources, 144A ...................................         United States               199,375            2,552,000
    Exxon Mobil Corp. .............................................         United States               190,000           13,569,800
  a Forest Oil Corp. ..............................................         United States               140,000            4,569,600
    Foundation Coal Holdings Inc. .................................         United States               126,000            4,625,460
  a Geomet Inc. ...................................................         United States               270,000            3,032,100
    Marathon Oil Corp. ............................................         United States                76,000            6,566,400
  a Mariner Energy Inc. ...........................................         United States               223,023            4,420,316
    Murphy Oil Corp. ..............................................         United States                95,000            4,480,200
  a Newfield Exploration Co. ......................................         United States               347,000           14,154,130
    Noble Energy Inc. .............................................         United States               155,000            7,537,650
  b NovaTek OAO, GDR, 144A ........................................             Russia                   10,000              583,500
    Occidental Petroleum Corp. ....................................         United States               278,000           13,049,320
  a Parallel Petroleum Corp. ......................................         United States               245,000            4,961,250
    Peabody Energy Corp. ..........................................         United States               240,000           10,072,800
    Petroleo Brasileiro SA, ADR ...................................             Brazil                   43,000            3,816,680
  a Southwestern Energy Co. .......................................         United States               355,000           12,630,900
    Talisman Energy Inc. ..........................................             Canada                  280,000            4,622,800
    Total SA, B, ADR ..............................................             France                  121,000            8,244,940
    Venture Production PLC ........................................        United Kingdom               100,000            1,519,204
    XTO Energy Inc. ...............................................         United States               103,000            4,805,980
                                                                                                                        ------------
                                                                                                                         195,238,983
                                                                                                                        ------------
    INDUSTRIAL SERVICES 29.3%
    Baker Hughes Inc. .............................................         United States                62,000            4,281,100
  a Bronco Drilling Co. Inc. ......................................         United States                90,000            1,533,600
  a Dresser-Rand Group Inc. .......................................         United States               110,000            2,385,900
  a Dril-Quip Inc. ................................................         United States               132,000            5,198,160
    ENSCO International Inc. ......................................         United States                74,000            3,623,780
  a Flotek Industries Inc. ........................................         United States               250,000            4,950,000
  a FMC Technologies Inc. .........................................         United States               152,000            9,188,400
  a Global Industries Ltd. ........................................         United States               210,000            3,486,000
    GlobalSantaFe Corp. ...........................................        Cayman Islands                72,000            3,736,800
  a Grant Prideco Inc. ............................................         United States                85,000            3,210,450
    Halliburton Co. ...............................................         United States               315,000           10,190,250
  a Helix Energy Solutions Group Inc. .............................         United States               500,000           16,150,000
  a Hornbeck Offshore Services Inc. ...............................         United States                98,000            3,536,820
  a Nabors Industries Ltd. ........................................            Bermuda                  201,000            6,206,880


                                                          Semiannual Report | 61

Franklin Strategic Series

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN NATURAL RESOURCES FUND                                            COUNTRY             SHARES/WARRANTS         VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    COMMON STOCKS AND WARRANTS (CONTINUED)
    INDUSTRIAL SERVICES (CONTINUED)
  a National-Oilwell Varco Inc. ...................................         United States               184,000         $ 11,113,600
    Noble Corp. ...................................................         United States                51,000            3,575,100
  a Oil States International Inc. .................................         United States               100,000            2,904,000
  a PHI Inc. ......................................................         United States                80,000            2,536,800
  a Pioneer Drilling Co. ..........................................         United States               160,000            2,100,800
    Rowan Cos. Inc. ...............................................         United States               140,000            4,673,200
    Schlumberger Ltd. .............................................         United States                50,000            3,154,000
    Smith International Inc. ......................................         United States               164,000            6,474,720
  a Superior Energy Services Inc. .................................         United States               250,000            7,825,000
    Technip SA, ADR ...............................................             France                   41,000            2,482,550
  a Transocean Inc. ...............................................         United States                70,000            5,077,800
  a Warrior Energy Services Corp. .................................         United States                50,100            1,422,339
  a Weatherford International Ltd. ................................            Bermuda                   88,000            3,615,040
                                                                                                                        ------------
                                                                                                                         134,633,089
                                                                                                                        ------------
    NON-ENERGY MINERALS 13.1%
  a African Copper PLC ............................................         United Kingdom            1,746,100            2,100,080
    Alcan Inc. ....................................................             Canada                   50,000            2,355,500
    Alcoa Inc. ....................................................         United States               125,000            3,613,750
    Anglo American PLC, ADR .......................................          South Africa                75,000            1,701,000
    AngloGold Ashanti Ltd., ADR ...................................          South Africa                20,000              851,400
    Barrick Gold Corp. ............................................             Canada                  309,006            9,579,186
  a Centerra Gold Inc. ............................................             Canada                  106,000            1,052,965
a,b Centerra Gold Inc., 144A ......................................             Canada                  133,200            1,323,159
    Freeport-McMoRan Copper & Gold Inc., B ........................         United States                35,000            2,116,800
  a Gammon Lake Resources Inc. ....................................             Canada                  195,000            2,562,475
  a Jinshan Gold Mines Inc. .......................................             Canada                  150,000              164,373
a,c Jinshan Gold Mines Inc., wts., 6/20/07 ........................             Canada                  435,000              205,399
a,b Jinshan Gold Mines Inc., 144A .................................             Canada                  870,000              953,361
    Newcrest Mining Ltd. ..........................................           Australia                 150,000            2,769,879
  a Northern Orion Resources Inc. .................................             Canada                  500,000            2,260,000
  a Rio Narcea Gold Mines Ltd. ....................................             Canada                  800,000            2,259,343
    Southern Copper Corp. .........................................         United States                50,000            2,569,000
a,b SXR Uranium One Inc., 144A ....................................             Canada                  600,000            6,761,994
  a UrAsia Energy Ltd. ............................................             Canada                  332,400              903,221
a,b UrAsia Energy Ltd., 144A ......................................             Canada                1,700,000            4,619,359
    Xstrata PLC ...................................................          Switzerland                126,666            5,411,760
    Zinifex Ltd. ..................................................           Australia                 350,000            4,110,880
                                                                                                                        ------------
                                                                                                                          60,244,884
                                                                                                                        ------------
    PROCESS INDUSTRIES 7.8%
  a Aventine Renewable Energy Holdings Inc. .......................         United States                45,700            1,124,220
    Bunge Ltd. ....................................................         United States               100,000            6,411,000
    Cabot Corp. ...................................................         United States                83,000            3,282,650
    The Dow Chemical Co. ..........................................         United States               110,000            4,486,900
  a Headwaters Inc. ...............................................         United States               110,000            2,722,500
    Minerals Technologies Inc. ....................................         United States                40,000            2,206,400
a,d Solutia Inc. ..................................................         United States               137,000               56,170


62 | Semiannual Report

Franklin Strategic Series

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN NATURAL RESOURCES FUND                                                    COUNTRY         SHARES/WARRANTS        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  COMMON STOCKS AND WARRANTS (CONTINUED)
  PROCESS INDUSTRIES (CONTINUED)
  Sunoco Inc. ..............................................................      United States             89,000      $  5,885,570
  Valero Energy Corp. ......................................................      United States            138,000         7,221,540
  Western Refining Inc. ....................................................      United States            106,000         2,497,360
                                                                                                                        ------------
                                                                                                                          35,894,310
                                                                                                                        ------------
  PRODUCER MANUFACTURING 1.2%
  Dynamic Materials Corp. ..................................................      United States             40,000         1,289,600
a Terex Corp. ..............................................................      United States             75,000         3,882,000
                                                                                                                        ------------
                                                                                                                           5,171,600
                                                                                                                        ------------
  TRANSPORTATION 1.8%
  Aries Maritime Transport Ltd. ............................................         Bermuda               356,200         3,736,538
  Arlington Tankers Ltd. ...................................................         Bermuda               101,000         2,436,120
  Double Hull Tankers Inc. .................................................      Jersey Islands           150,000         2,112,000
                                                                                                                        ------------
                                                                                                                           8,284,658
                                                                                                                        ------------
  TOTAL COMMON STOCKS AND WARRANTS (COST $323,567,740) .....................                                             440,813,524
                                                                                                                        ------------
  PREFERRED STOCKS 1.9%
  ENERGY MINERALS 0.4%
  Petroleo Brasileiro SA, ADR, pfd .........................................          Brazil                20,000         1,619,200
                                                                                                                        ------------
  NON-ENERGY MINERALS 1.5%
  Companhia Vale do Rio Doce, ADR, pfd., A .................................          Brazil               334,000         7,254,480
                                                                                                                        ------------
  TOTAL PREFERRED STOCKS (COST $5,876,743) .................................                                               8,873,680
                                                                                                                        ------------
  TOTAL LONG TERM INVESTMENTS (COST $329,444,483) ..........................                                             449,687,204
                                                                                                                        ------------
  SHORT TERM INVESTMENTS (COST $8,267,456) 1.8%
  MONEY MARKET FUND 1.8%
e Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.96% .....      United States          8,267,456         8,267,456
                                                                                                                        ------------
  TOTAL INVESTMENTS (COST $337,711,939) 99.7% ..............................                                             457,954,660
  OTHER ASSETS, LESS LIABILITIES 0.3% ......................................                                               1,527,037
                                                                                                                        ------------
  NET ASSETS 100.0% ........................................................                                            $459,481,697
                                                                                                                        ============

See Selected Portfolio Abbreviations on page 72.

a     Non-income producing for the twelve months ended October 31, 2006.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2006, the aggregate value of these securities was $20,245,197, representing 4.41% of net assets.

c     See Note 8 regarding restricted securities.

d     See Note 9 regarding other considerations.

e See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 63

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN TECHNOLOGY FUND

                                                           -----------------------------------------------------------------------
                                                           SIX MONTHS ENDED
                                                           OCTOBER 31, 2006                  YEAR ENDED APRIL 30,
CLASS A                                                      (UNAUDITED)       2006        2005        2004       2003        2002
                                                           -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ....................      $  5.69      $  4.34     $  4.25     $  3.19    $  4.37     $  6.41
                                                               -------------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b .........................        (0.02)       (0.06)      (0.05)      (0.05)     (0.05)      (0.05)

 Net realized and unrealized gains (losses) .............        (0.41)        1.41        0.14        1.11      (1.13)      (1.99)
                                                               -------------------------------------------------------------------
Total from investment operations ........................        (0.43)        1.35        0.09        1.06      (1.18)      (2.04)
                                                               -------------------------------------------------------------------
Redemption fees .........................................           -- d         -- d        -- d        --         --          --
                                                               -------------------------------------------------------------------
Net asset value, end of period ..........................      $  5.26      $  5.69     $  4.34     $  4.25    $  3.19     $  4.37
                                                               ===================================================================

Total return c ..........................................        (7.56)%      31.11%       2.12%      33.23%    (27.00)%    (31.72)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .......................      $29,514      $33,681     $27,626     $28,636    $20,018     $26,246

Ratios to average net assets:

 Expenses before waiver and payments by affiliates ......         1.77% e      1.74%       1.73%       1.72%      2.01%       1.69%

 Expenses net of waiver and payments by affiliates ......         1.77% e,f    1.74% f     1.73% f     1.72%      2.01%       1.66%

 Net investment income (loss) ...........................        (0.90)% e    (1.27)%     (1.02)%     (1.48)%    (1.81)%     (1.01)%

Portfolio turnover rate .................................        78.51%       96.23%      68.39%     141.34%    182.71%     141.03%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.


64 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

FRANKLIN TECHNOLOGY FUND

                                                         -------------------------------------------------------------------------
                                                         SIX MONTHS ENDED
                                                         OCTOBER 31, 2006                     YEAR ENDED APRIL 30,
CLASS B                                                     (UNAUDITED)        2006        2005         2004       2003       2002
                                                         -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...................       $ 5.49        $ 4.21      $ 4.15      $  3.14    $  4.32    $  6.37
                                                               -------------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b ........................        (0.04)        (0.09)      (0.08)       (0.17)     (0.15)     (0.08)

 Net realized and unrealized gains (losses) ............        (0.39)         1.37        0.14         1.18      (1.03)     (1.97)
                                                               -------------------------------------------------------------------
Total from investment operations .......................        (0.43)         1.28        0.06         1.01      (1.18)     (2.05)
                                                               -------------------------------------------------------------------
Redemption fees ........................................           -- d          -- d        -- d         --         --         --
                                                               -------------------------------------------------------------------
Net asset value, end of period .........................       $ 5.06        $ 5.49      $ 4.21      $  4.15    $  3.14    $  4.32
                                                               ===================================================================

Total return c .........................................        (7.83)%       30.40%       1.45%       32.17%    (27.31)%   (32.18)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ......................       $3,598        $4,385      $4,221      $ 4,788    $ 2,922    $ 4,189

Ratios to average net assets:

 Expenses before waiver and payments by affiliates .....         2.42% e        2.37%       2.40%       2.35%      2.66%      2.33%

 Expenses net of waiver and payments by affiliates .....         2.42% e,f      2.37% f     2.40% f     2.35%      2.66%      2.30%

 Net investment income (loss) ..........................        (1.55)% e     (1.90)%     (1.69)%      (2.11)%    (2.46)%    (1.62)%

Portfolio turnover rate ................................        78.51%        96.23%      68.39%      141.34%    182.71%    141.03%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 65

Franklin Strategic Series

FRANKLIN TECHNOLOGY FUND

                                                           -----------------------------------------------------------------------
                                                           SIX MONTHS ENDED
                                                           OCTOBER 31, 2006                    YEAR ENDED APRIL 30,
CLASS C                                                      (UNAUDITED)       2006        2005         2004       2003       2002
                                                           -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .....................      $ 5.47       $ 4.20      $ 4.14      $  3.13    $  4.30    $  6.36
                                                                ------------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b ..........................       (0.04)       (0.09)      (0.08)       (0.14)     (0.12)     (0.08)

 Net realized and unrealized gains (losses) ..............       (0.39)        1.36        0.14         1.15      (1.05)     (1.98)
                                                                ------------------------------------------------------------------
Total from investment operations .........................       (0.43)        1.27        0.06         1.01      (1.17)     (2.06)
                                                                ------------------------------------------------------------------
Redemption fees ..........................................          -- d         -- d        -- d         --         --         --
                                                                ------------------------------------------------------------------
Net asset value, end of period ...........................      $ 5.04       $ 5.47      $ 4.20      $  4.14    $  3.13    $  4.30
                                                                ==================================================================

Total return c ...........................................       (7.86)%      30.24%       1.45%       32.27%    (27.21)%   (32.39)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ........................      $8,539       $9,621      $8,502      $10,949    $ 8,545    $10,169

Ratios to average net assets:

 Expenses before waiver and payments by affiliates .......        2.42% e      2.38%       2.42%        2.37%      2.66%      2.32%

 Expenses net of waiver and payments by affiliates .......        2.42% e,f    2.38% f     2.42% f      2.37%      2.66%      2.29%

 Net investment income (loss) ............................       (1.55)% e    (1.91)%     (1.71)%      (2.13)%    (2.46)%    (1.64)%

Portfolio turnover rate ..................................       78.51%       96.23%      68.39%      141.34%    182.71%    141.03%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.


66 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

FRANKLIN TECHNOLOGY FUND

                                                        ------------------------------------------------------------------------
                                                        SIX MONTHS ENDED
                                                        OCTOBER 31, 2006                      YEAR ENDED APRIL 30,
CLASS R                                                   (UNAUDITED)       2006         2005         2004       2003     2002 g
                                                        ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .................       $ 5.66        $ 4.32      $ 4.24      $  3.19    $  4.36    $  5.33
                                                             -------------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b ......................        (0.03)        (0.07)      (0.05)       (0.06)     (0.06)     (0.03)

 Net realized and unrealized gains (losses) ..........        (0.40)         1.41        0.13         1.11      (1.11)     (0.94)
                                                             -------------------------------------------------------------------
Total from investment operations .....................        (0.43)         1.34        0.08         1.05      (1.17)     (0.97)
                                                             -------------------------------------------------------------------
Redemption fees ......................................           -- d          -- d        -- d         --         --         --
                                                             -------------------------------------------------------------------
Net asset value, end of period .......................       $ 5.23        $ 5.66      $ 4.32      $  4.24    $  3.19    $  4.36
                                                             ===================================================================

Total return c .......................................        (7.60)%       31.02%       1.89%       33.33%    (27.06)%   (18.20)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ....................       $4,219        $3,797      $2,701      $ 1,582    $   380    $    18

Ratios to average net assets:

 Expenses before waiver and payments by affiliates ...         1.92% e       1.89%       1.92%        1.87%      2.17%      1.73% e

 Expenses net of waiver and payments by affiliates ...         1.92% e,f     1.89% f     1.92% f      1.87%      2.17%      1.70% e

 Net investment income (loss) ........................        (1.05)% e     (1.42)%     (1.21)%      (1.63)%    (1.97)%    (1.83)% e

Portfolio turnover rate ..............................        78.51%        96.23%      68.39%      141.34%    182.71%    141.03%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.

g     For the period January 2, 2002 (effective date) to April 30, 2002.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 67

Franklin Strategic Series

FRANKLIN TECHNOLOGY FUND

                                                           -----------------------------------------------------------------------
                                                           SIX MONTHS ENDED
                                                           OCTOBER 31, 2006                     YEAR ENDED APRIL 30,
ADVISOR CLASS                                                (UNAUDITED)        2006        2005        2004       2003       2002
                                                           -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .....................      $ 5.80        $ 4.41      $ 4.31     $  3.22    $  4.39    $  6.43
                                                                ------------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) b ..........................       (0.01)        (0.05)      (0.03)      (0.05)     (0.01)     (0.04)

 Net realized and unrealized gains (losses) ..............       (0.42)         1.44        0.13        1.14      (1.16)     (2.00)
                                                                ------------------------------------------------------------------
Total from investment operations .........................       (0.43)         1.39        0.10        1.09      (1.17)     (2.04)
                                                                ------------------------------------------------------------------
Redemption fees ..........................................          -- d          -- d        -- d        --         --         --
                                                                ------------------------------------------------------------------
Net asset value, end of period ...........................      $ 5.37        $ 5.80      $ 4.41     $  4.31    $  3.22    $  4.39
                                                                ==================================================================

Total return c ...........................................       (7.24)%       31.52%       2.32%      33.85%    (26.65)%   (31.62)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ........................      $2,617        $3,111      $2,374     $ 2,444    $10,438    $10,668

Ratios to average net assets:

 Expenses before waiver and payments by affiliates .......        1.42% e       1.39%       1.42%       1.37%      1.67%      1.34%

 Expenses net of waiver and payments by affiliates .......        1.42% e,f     1.39% f     1.42% f     1.37%      1.67%      1.31%

 Net investment income (loss) ............................       (0.55)% e     (0.92)%     (0.71)%     (1.13)%    (1.47)%    (0.67)%

Portfolio turnover rate ..................................       78.51%        96.23%      68.39%     141.34%    182.71%    141.03%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c     Total return is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction is less than 0.01%.


68 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, OCTOBER 31, 2006 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN TECHNOLOGY FUND                                                         COUNTRY                 SHARES          VALUE
------------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS 88.7%
  ADVERTISING/MARKETING SERVICES 0.7%
a aQuantive Inc. .........................................................       United States             11,900       $    323,442
                                                                                                                        ------------
  BIOTECHNOLOGY 1.2%
a Celgene Corp. ..........................................................       United States             11,300            603,872
                                                                                                                        ------------
  BROADCASTING 0.9%
a XM Satellite Radio Holdings Inc., A ....................................       United States             38,100            444,246
                                                                                                                        ------------
  COMPUTER COMMUNICATIONS 6.8%
a Cisco Systems Inc. .....................................................       United States             52,000          1,254,760
a Ixia ...................................................................       United States             66,400            607,560
a Juniper Networks Inc. ..................................................       United States             46,700            804,174
a QLogic Corp. ...........................................................       United States             31,500            648,270
                                                                                                                        ------------
                                                                                                                           3,314,764
                                                                                                                        ------------
  COMPUTER PERIPHERALS 2.8%
a Network Appliance Inc. .................................................       United States             21,900            799,350
a Seagate Technology .....................................................       United States             25,800            582,564
                                                                                                                        ------------
                                                                                                                           1,381,914
                                                                                                                        ------------
  COMPUTER PROCESSING HARDWARE 2.8%
a Apple Computer Inc. ....................................................       United States             10,900            883,772
a Rackable Systems Inc. ..................................................       United States             15,300            474,453
                                                                                                                        ------------
                                                                                                                           1,358,225
                                                                                                                        ------------
  DATA PROCESSING SERVICES 5.6%
  First Data Corp. .......................................................       United States             29,900            725,075
  Global Payments Inc. ...................................................       United States             12,300            537,633
a NeuStar Inc., A ........................................................       United States             21,500            628,230
  Paychex Inc. ...........................................................       United States             21,100            833,028
                                                                                                                        ------------
                                                                                                                           2,723,966
                                                                                                                        ------------
  ELECTRONIC COMPONENTS 1.7%
a MEMC Electronic Materials Inc. .........................................       United States             12,400            440,200
a SanDisk Corp. ..........................................................       United States              7,800            375,180
                                                                                                                        ------------
                                                                                                                             815,380
                                                                                                                        ------------
  ELECTRONIC EQUIPMENT/INSTRUMENTS 4.2%
a Agilent Technologies Inc. ..............................................       United States             22,500            801,000
  Rockwell Automation Inc. ...............................................       United States              6,200            384,400
  Tektronix Inc. .........................................................       United States             28,300            859,471
                                                                                                                        ------------
                                                                                                                           2,044,871
                                                                                                                        ------------
  ELECTRONIC PRODUCTION EQUIPMENT 3.1%
a ASML Holding NV, N.Y. shs ..............................................        Netherlands              23,800            543,592
a FormFactor Inc. ........................................................       United States              8,500            324,530
  KLA-Tencor Corp. .......................................................       United States             13,200            649,044
                                                                                                                        ------------
                                                                                                                           1,517,166
                                                                                                                        ------------


                                                          Semiannual Report | 69

Franklin Strategic Series

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN TECHNOLOGY FUND                                                      COUNTRY                 SHARES              VALUE
------------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONTINUED)
  INDUSTRIAL CONGLOMERATES 1.2%
  3M Co. ...........................................................         United States                7,600         $    599,184
                                                                                                                        ------------
  INFORMATION TECHNOLOGY SERVICES 3.5%
a Amdocs Ltd. ......................................................         United States               19,500              755,820
a Cognizant Technology Solutions Corp., A ..........................         United States               12,600              948,528
                                                                                                                        ------------
                                                                                                                           1,704,348
                                                                                                                        ------------
  INTERNET SOFTWARE/SERVICES 9.5%
a Akamai Technologies Inc. .........................................         United States                7,800              365,508
a Equinix Inc. .....................................................         United States                9,600              656,640
a Google Inc., A ...................................................         United States                2,300            1,095,697
a Internap Network Services Corp. ..................................         United States               32,100              529,008
a Marchex Inc., B ..................................................         United States               23,600              334,648
a VeriSign Inc. ....................................................         United States               41,100              849,948
a WebEx Communications Inc. ........................................         United States               13,450              517,153
a Yahoo! Inc. ......................................................         United States                9,380              247,069
                                                                                                                        ------------
                                                                                                                           4,595,671
                                                                                                                        ------------
  MAJOR PHARMACEUTICALS 1.5%
  Roche Holding AG .................................................          Switzerland                 4,100              717,298
                                                                                                                        ------------
  MAJOR TELECOMMUNICATIONS 0.9%
a Bharti Airtel Ltd. ...............................................             India                   35,000              413,073
                                                                                                                        ------------
  MEDICAL SPECIALTIES 0.5%
a Intuitive Surgical Inc. ..........................................         United States                2,600              257,868
                                                                                                                        ------------
  MISCELLANEOUS COMMERCIAL SERVICES 0.6%
a SAIC Inc. ........................................................         United States               13,400              268,000
                                                                                                                        ------------
  MISCELLANEOUS MANUFACTURING 0.8%
a Mettler-Toledo International Inc. ................................          Switzerland                 5,300              363,845
                                                                                                                        ------------
  OILFIELD SERVICES/EQUIPMENT 1.0%
a FMC Technologies Inc. ............................................         United States                8,000              483,600
                                                                                                                        ------------
  PACKAGED SOFTWARE 10.4%
  Adobe Systems Inc. ...............................................         United States               21,000              803,250
a ANSYS Inc. .......................................................         United States               10,800              496,800
  Autodesk Inc. ....................................................         United States               13,600              499,800
a Cognos Inc. ......................................................            Canada                    9,800              357,504
  Microsoft Corp. ..................................................         United States               21,200              608,652
a NAVTEQ ...........................................................         United States                6,700              222,440
a Nuance Communications Inc. .......................................         United States               63,200              729,328
a Oracle Corp. .....................................................         United States               25,700              474,679
a Salesforce.com Inc. ..............................................         United States                8,500              331,670
  SAP AG, ADR ......................................................            Germany                  10,300              511,292
                                                                                                                        ------------
                                                                                                                           5,035,415
                                                                                                                        ------------


70 | Semiannual Report

Franklin Strategic Series

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN TECHNOLOGY FUND                                                          COUNTRY                SHARES          VALUE
------------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONTINUED)
  RECREATIONAL PRODUCTS 1.6%
a Activision Inc. .........................................................      United States             34,666      $    534,550
  Nintendo Co. Ltd. .......................................................          Japan                  1,100           224,956
                                                                                                                       ------------
                                                                                                                            759,506
                                                                                                                       ------------
  SEMICONDUCTORS 11.7%
a Broadcom Corp., A .......................................................      United States             20,000           605,400
a Hittite Microwave Corp. .................................................      United States              3,300           113,157
a Marvell Technology Group Ltd. ...........................................         Bermuda                41,100           751,308
  Microchip Technology Inc. ...............................................      United States             34,300         1,129,499
a Microsemi Corp. .........................................................      United States             50,300           985,880
  National Semiconductor Corp. ............................................      United States             25,100           609,679
a Netlogic Microsystems Inc. ..............................................      United States             19,000           376,770
a NVIDIA Corp. ............................................................      United States             11,400           397,518
a Silicon Laboratories Inc. ...............................................      United States             21,800           711,334
                                                                                                                       ------------
                                                                                                                          5,680,545
                                                                                                                       ------------
  SPECIALTY TELECOMMUNICATIONS 2.4%
a American Tower Corp., A .................................................      United States             32,600         1,174,252
                                                                                                                       ------------
  TELECOMMUNICATIONS EQUIPMENT 11.7%
a Atheros Communications ..................................................      United States             16,900           367,237
a Comverse Technology Inc. ................................................      United States             27,600           600,852
a Corning Inc. ............................................................      United States             33,600           686,448
  Garmin Ltd. .............................................................      Cayman Islands            10,000           534,100
  Harris Corp. ............................................................      United States             21,700           924,420
  Nokia Corp., ADR ........................................................         Finland                35,700           709,716
a Optium Corp. ............................................................      United States              3,900            78,975
  QUALCOMM Inc. ...........................................................      United States             25,600           931,584
a Research In Motion Ltd. .................................................          Canada                 4,500           528,660
a SiRF Technology Holdings Inc. ...........................................      United States             10,500           295,260
                                                                                                                       ------------
                                                                                                                          5,657,252
                                                                                                                       ------------
  WIRELESS COMMUNICATIONS 1.6%
a NII Holdings Inc. .......................................................      United States             12,300           799,869
                                                                                                                       ------------
  TOTAL COMMON STOCKS (COST $35,401,312) ..................................                                              43,037,572
                                                                                                                       ------------
  SHORT TERM INVESTMENT (COST $5,464,919) 11.3%
  MONEY MARKET FUND 11.3%
b Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.96% ....      United States          5,464,919         5,464,919
                                                                                                                       ------------
  TOTAL INVESTMENTS (COST $40,866,231) 100.0% .............................                                              48,502,491
  OTHER ASSETS, LESS LIABILITIES (0.0%) c .................................                                                 (16,112)
                                                                                                                       ------------
  NET ASSETS 100.0% .......................................................                                            $ 48,486,379
                                                                                                                       ============

See Selected Portfolio Abbreviations on page 72.

a     Non-income producing for the twelve months ended October 31, 2006.

b See Note 7 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is annualized seven-day yield at period end.

c     Amount rounds to less than 0.1% of net assets.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 71

Franklin Strategic Series

STATEMENT OF INVESTMENTS, OCTOBER 31, 2006 (UNAUDITED)

SELECTED PORTFOLIO ABBREVIATIONS

ADR   - American Depository Receipt
GDR   - Global Depository Receipt
PIPES - Private Investment in Public Equity Securities


72 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2006 (unaudited)

                                                                        -----------------------------------------------------------
                                                                          FRANKLIN           FRANKLIN GLOBAL             FRANKLIN
                                                                        BIOTECHNOLOGY         COMMUNICATIONS          GLOBAL HEALTH
                                                                        DISCOVERY FUND              FUND                 CARE FUND
                                                                        -----------------------------------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers .................................         $ 294,930,584          $  55,164,721          $ 105,260,516
  Cost - Sweep Money Fund (Note 7) ............................            15,254,453                    550              7,171,669
  Cost - Repurchase agreements ................................            14,992,000                     --                     --
                                                                        -----------------------------------------------------------
  Total cost of investments ...................................         $ 325,177,037          $  55,165,271          $ 112,432,185
                                                                        ===========================================================
  Value - Unaffiliated issuers ................................         $ 452,044,103          $  79,508,352          $ 135,401,447
  Value - Sweep Money Fund (Note 7) ...........................            15,254,453                    550              7,171,669
  Value - Repurchase agreements ...............................            14,992,000                     --                     --
                                                                        -----------------------------------------------------------
  Total value of investments a ................................           482,290,556             79,508,902            142,573,116
 Cash .........................................................             1,500,000                     --                     --
 Foreign currency, at value (cost $1,454,784) .................                    --              1,454,991                     --
 Receivables:
  Investment securities sold ..................................             5,742,630              2,865,344                345,793
  Capital shares sold .........................................               318,154              1,079,570                119,410
  Dividends ...................................................                31,083                  5,394                 74,459
 Cash on deposit with broker for securities sold short ........               419,850                     --                     --
                                                                        -----------------------------------------------------------
        Total assets ..........................................           490,302,273             84,914,201            143,112,778
                                                                        -----------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased .............................                    --              1,829,684                     --
  Capital shares redeemed .....................................             1,587,644                202,297                430,704
  Affiliates ..................................................               615,267                116,591                183,404
 Funds advanced by custodian ..................................                    --                289,187                     --
 Deferred tax .................................................                    --                131,769                     --
 Payable upon return of securities loaned .....................            14,992,000                     --                     --
 Accrued expenses and other liabilities .......................                12,187                 21,594                 49,763
                                                                        -----------------------------------------------------------
        Total liabilities .....................................            17,207,098              2,591,122                663,871
                                                                        -----------------------------------------------------------
           Net assets, at value ...............................         $ 473,095,175          $  82,323,079          $ 142,448,907
                                                                        ===========================================================
Net assets consist of:
 Paid-in capital ..............................................         $ 702,331,824          $ 174,883,089          $ 129,239,106
 Undistributed net investment income (loss) ...................            (2,805,383)              (593,621)                52,282
 Net unrealized appreciation (depreciation) ...................           157,113,721             24,212,126             30,143,182
 Accumulated net realized gain (loss) .........................          (383,544,987)          (116,178,515)           (16,985,663)
                                                                        -----------------------------------------------------------
           Net assets, at value ...............................         $ 473,095,175          $  82,323,079          $ 142,448,907
                                                                        ===========================================================

a The Franklin Biotechnology Discovery Fund includes $13,425,359 of securities loaned.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 73

Franklin Strategic Series

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2006 (unaudited)

                                                                               -----------------------------------------------------
                                                                                  FRANKLIN        FRANKLIN GLOBAL    FRANKLIN GLOBAL
                                                                                BIOTECHNOLOGY      COMMUNICATIONS      HEALTH CARE
                                                                               DISCOVERY FUND           FUND               FUND
                                                                               -----------------------------------------------------
CLASS A:
 Net assets, at value ........................................................  $473,095,175         $67,960,057       $104,382,259
                                                                                ===================================================
 Shares outstanding ..........................................................     8,115,433           5,816,666          4,385,043
                                                                                ===================================================
 Net asset value per share a .................................................  $      58.30         $     11.68       $      23.80
                                                                                ===================================================
 Maximum offering price per share (net asset value per share / 94.25%) .......  $      61.86         $     12.39       $      25.25
                                                                                ===================================================
CLASS B:
 Net assets, at value ........................................................            --         $ 3,398,975       $ 11,827,703
                                                                                ===================================================
 Shares outstanding ..........................................................            --             305,692            526,390
                                                                                ===================================================
 Net asset value and maximum offering price per share a ......................            --         $     11.12       $      22.47
                                                                                ===================================================
CLASS C:
                                                                                ===================================================
 Net assets, at value ........................................................            --         $10,964,047       $ 26,238,945
                                                                                ===================================================
 Shares outstanding ..........................................................            --             985,227          1,179,395
                                                                                ===================================================
 Net asset value and maximum offering price per share a ......................            --         $     11.13       $      22.25
                                                                                ===================================================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


74 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2006 (unaudited)

                                                                            -----------------------------------
                                                                                                     FRANKLIN
                                                                            FRANKLIN NATURAL        TECHNOLOGY
                                                                             RESOURCES FUND            FUND
                                                                            -----------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ...........................................      $329,444,483        $ 35,401,312
  Cost - Sweep Money Fund (Note 7) ......................................         8,267,456           5,464,919
                                                                               --------------------------------
  Total cost of investments .............................................      $337,711,939        $ 40,866,231
                                                                               ================================
  Value - Unaffiliated issuers ..........................................      $449,687,204        $ 43,037,572
  Value - Sweep Money Fund (Note 7) .....................................         8,267,456           5,464,919
                                                                               --------------------------------
  Total value of investments ............................................       457,954,660          48,502,491
 Receivables:
  Investment securities sold ............................................         4,886,270             690,848
  Capital shares sold ...................................................           973,721              82,011
  Dividends .............................................................           399,380               3,685
                                                                               --------------------------------
        Total assets ....................................................       464,214,031          49,279,035
                                                                               --------------------------------
Liabilities:
 Payables:
  Investment securities purchased .......................................         3,646,653             589,017
  Capital shares redeemed ...............................................           752,200             102,447
  Affiliates ............................................................           316,254              72,689
  Deferred tax ..........................................................                --               7,695
 Accrued expenses and other liabilities .................................            17,227              20,808
                                                                               --------------------------------
        Total liabilities ...............................................         4,732,334             792,656
                                                                               --------------------------------
           Net assets, at value .........................................      $459,481,697        $ 48,486,379
                                                                               ================================
Net assets consist of:
 Paid-in capital ........................................................      $313,803,252        $ 91,256,705
 Undistributed net investment income (loss) .............................         2,821,096            (277,007)
 Net unrealized appreciation (depreciation) .............................       120,249,221           7,628,565
 Accumulated net realized gain (loss) ...................................        22,608,128         (50,121,884)
                                                                               --------------------------------
           Net assets, at value .........................................      $459,481,697        $ 48,486,379
                                                                               ================================


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 75

Franklin Strategic Series

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2006 (unaudited)

                                                                                          ---------------------------------
                                                                                                                 FRANKLIN
                                                                                          FRANKLIN NATURAL      TECHNOLOGY
                                                                                           RESOURCES FUND           FUND
                                                                                          ---------------------------------
CLASS A:
 Net assets, at value ...............................................................       $392,743,286        $29,513,587
                                                                                            ===============================
 Shares outstanding .................................................................         11,594,474          5,607,839
                                                                                            ===============================
 Net asset value per share a ........................................................       $      33.87        $      5.26
                                                                                            ===============================
 Maximum offering price per share (net asset value per share / 94.25%) ..............       $      35.94        $      5.58
                                                                                            ===============================
CLASS B:
 Net assets, at value ...............................................................                 --        $ 3,598,345
                                                                                            ===============================
 Shares outstanding .................................................................                 --            711,732
                                                                                            ===============================
 Net asset value and maximum offering price per share a .............................                 --        $      5.06
                                                                                            ===============================
CLASS C:
 Net assets, at value ...............................................................       $ 25,262,930        $ 8,538,646
                                                                                            ===============================
 Shares outstanding .................................................................            751,469          1,695,135
                                                                                            ===============================
 Net asset value and maximum offering price per share a .............................       $      33.62        $      5.04
                                                                                            ===============================
CLASS R:
 Net assets, at value ...............................................................                 --        $ 4,218,688
                                                                                            ===============================
 Shares outstanding .................................................................                 --            806,795
                                                                                            ===============================
 Net asset value and maximum offering price per share a .............................                 --        $      5.23
                                                                                            ===============================
ADVISOR CLASS:
 Net assets, at value ...............................................................       $ 41,475,481        $ 2,617,113
                                                                                            ===============================
 Shares outstanding .................................................................          1,168,748            486,924
                                                                                            ===============================
 Net asset value and maximum offering price per share a .............................       $      35.49        $      5.37
                                                                                            ===============================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


76 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

STATEMENTS OF OPERATIONS
for the six months ended October 31, 2006 (unaudited)

                                                                                    -----------------------------------------------
                                                                                                                         FRANKLIN
                                                                                       FRANKLIN     FRANKLIN GLOBAL        GLOBAL
                                                                                    BIOTECHNOLOGY    COMMUNICATIONS     HEALTH CARE
                                                                                    DISCOVERY FUND        FUND              FUND
                                                                                    -----------------------------------------------
  Investment income:
   Dividends (net of foreign taxes) a
    Unaffiliated issuers .......................................................     $         --      $   145,497      $   386,203
    Sweep Money Fund (Note 7) ..................................................          296,140           19,701          171,835
   Interest ....................................................................           13,838              732               --
   Income from securities loaned-net ...........................................           82,764               --               --
   Other income (Note 10) ......................................................           42,406           39,873           43,760
                                                                                     ----------------------------------------------
          Total investment income ..............................................          435,148          205,803          601,798
                                                                                     ----------------------------------------------
  Expenses:
   Management fees (Note 3a) ...................................................        1,136,845          238,406          405,363
   Administrative fees (Note 3b) ...............................................          324,750               --               --
   Distribution fees (Note 3c)
    Class A ....................................................................          573,936           77,656          128,496
    Class B ....................................................................               --           16,137           62,517
    Class C ....................................................................               --           49,034          132,347
   Transfer agent fees (Note 3e) ...............................................          844,923          151,684          244,701
   Custodian fees (Note 4) .....................................................            8,834           11,455            3,813
   Reports to shareholders .....................................................           85,140           16,953           20,495
   Registration and filing fees ................................................           13,702           17,966           20,282
   Professional fees ...........................................................           13,438           15,846           13,334
   Trustees' fees and expenses .................................................            2,407              503              719
   Other .......................................................................            6,372            1,491            3,402
                                                                                     ----------------------------------------------
          Total expenses .......................................................        3,010,347          597,131        1,035,469
          Expense reductions (Note 4) ..........................................             (816)              --             (100)
                                                                                     ----------------------------------------------
             Net expenses ......................................................        3,009,531          597,131        1,035,369
                                                                                     ----------------------------------------------
                Net investment income (loss) ...................................       (2,574,383)        (391,328)        (433,571)
                                                                                     ----------------------------------------------
  Realized and unrealized gains (losses):
   Net realized gain (loss) from:
    Investments ................................................................        4,636,652        1,556,552        1,364,515
    Foreign currency transactions ..............................................           21,038            8,474           (4,319)
                                                                                     ----------------------------------------------
          Net realized gain (loss) .............................................        4,657,690        1,565,026        1,360,196
                                                                                     ----------------------------------------------
   Net change in unrealized appreciation (depreciation) on:
    Investments ................................................................        9,860,679           64,863        1,599,136
    Translation of assets and liabilities denominated in foreign currencies ....             (297)         (12,263)             967
   Change in deferred taxes on unrealized appreciation .........................               --         (105,058)              --
                                                                                     ----------------------------------------------
          Net change in unrealized appreciation (depreciation) .................        9,860,382          (52,458)       1,600,103
                                                                                     ----------------------------------------------
  Net realized and unrealized gain (loss) ......................................       14,518,072        1,512,568        2,960,299
                                                                                     ----------------------------------------------
  Net increase (decrease) in net assets resulting from operations ..............     $ 11,943,689      $ 1,121,240      $ 2,526,728
                                                                                     ==============================================

a Foreign taxes withheld on dividends ..........................................     $         --      $     7,929      $     7,242


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 77

Franklin Strategic Series

STATEMENTS OF OPERATIONS (CONTINUED)
for the six months ended October 31, 2006 (unaudited)

                                                                                              -----------------------------------
                                                                                                                        FRANKLIN
                                                                                              FRANKLIN NATURAL         TECHNOLOGY
                                                                                               RESOURCES FUND             FUND
                                                                                              -----------------------------------
  Investment income:
   Dividends (net of foreign taxes) a
    Unaffiliated issuers ..............................................................         $  3,005,921          $    53,093
    Sweep Money Fund (Note 7) .........................................................              377,946              130,138
    Other income (Note 10) ............................................................              101,765               25,686
                                                                                                ---------------------------------
          Total investment income .....................................................            3,485,632              208,917
                                                                                                ---------------------------------
  Expenses:
   Management fees (Note 3a) ..........................................................            1,190,356              122,408
   Administrative fees (Note 3b) ......................................................                   --               47,961
   Distribution fees (Note 3c)
    Class A ...........................................................................              559,282               51,585
    Class B ...........................................................................                   --               18,486
    Class C ...........................................................................              116,220               42,270
    Class R ...........................................................................                   --               10,533
   Transfer agent fees (Note 3e) ......................................................              368,148              123,144
   Custodian fees (Note 4) ............................................................                6,374                  596
   Reports to shareholders ............................................................               61,502                8,524
   Registration and filing fees .......................................................               52,224               26,924
   Professional fees ..................................................................               13,175                9,486
   Trustees' fees and expenses ........................................................                2,577                  250
   Other ..............................................................................                3,306                1,592
                                                                                                ---------------------------------
          Total expenses ..............................................................            2,373,164              463,759
          Expense reductions (Note 4) .................................................               (1,234)                 (66)
                                                                                                ---------------------------------
             Net expenses .............................................................            2,371,930              463,693
                                                                                                ---------------------------------
                Net investment income (loss) ..........................................            1,113,702             (254,776)
                                                                                                ---------------------------------
  Realized and unrealized gains (losses):
   Net realized gain (loss) from:
    Investments .......................................................................            8,179,938            1,513,421
    Foreign currency transactions .....................................................              (39,723)               6,759
                                                                                                ---------------------------------
          Net realized gain (loss) ....................................................            8,140,215            1,520,180
                                                                                                ---------------------------------
   Net change in unrealized appreciation (depreciation) on:
    Investments .......................................................................          (42,466,067)          (5,603,999)
    Translation of assets and liabilities denominated in foreign currencies ...........                3,813                  (53)
   Change in deferred taxes on unrealized appreciation ................................                   --               (7,695)
                                                                                                ---------------------------------
          Net change in unrealized appreciation (depreciation) ........................          (42,462,254)          (5,611,747)
                                                                                                ---------------------------------
  Net realized and unrealized gain (loss) .............................................          (34,322,039)          (4,091,567)
                                                                                                ---------------------------------
  Net increase (decrease) in net assets resulting from operations .....................         $(33,208,337)         $(4,346,343)
                                                                                                =================================

a Foreign taxes withheld on dividends .................................................         $     27,328          $     1,159


78 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

STATEMENTS OF CHANGES IN NET ASSETS

                                                              ----------------------------------------------------------------------
                                                                     FRANKLIN BIOTECHNOLOGY                 FRANKLIN GLOBAL
                                                                         DISCOVERY FUND                   COMMUNICATIONS FUND
                                                              ----------------------------------------------------------------------
                                                              SIX MONTHS ENDED                     SIX MONTHS ENDED
                                                              OCTOBER 31, 2006      YEAR ENDED     OCTOBER 31, 2006     YEAR ENDED
                                                                 (UNAUDITED)      APRIL 30, 2006      (UNAUDITED)     APRIL 30, 2006
                                                              ----------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ...........................     $  (2,574,383)     $  (5,737,540)     $   (391,328)     $   (364,265)
  Net realized gain (loss) from investments and
    foreign currency transactions ........................         4,657,690         51,643,280         1,565,026         7,282,444
  Net change in unrealized appreciation
    (depreciation) on investments and translation
    of assets and liabilities denominated in
    foreign currencies, and deferred taxes ...............         9,860,382         61,210,280           (52,458)       18,965,308
                                                               --------------------------------------------------------------------
        Net increase (decrease) in net assets
          resulting from operations ......................        11,943,689        107,116,020         1,121,240        25,883,487
                                                               --------------------------------------------------------------------
 Distributions to shareholders from:
  Net investment income:
    Class A ..............................................                --                 --                --          (603,089)
    Class B ..............................................                --                 --                --            (6,206)
    Class C ..............................................                --                 --                --           (23,791)
                                                               --------------------------------------------------------------------
 Total distributions to shareholders .....................                --                 --                --          (633,086)
                                                               --------------------------------------------------------------------
 Capital share transactions: (Note 2)
    Class A ..............................................       (49,549,079)       (82,326,743)       (2,711,396)       (1,344,182)
    Class B ..............................................                --                 --          (150,833)         (225,750)
    Class C ..............................................                --                 --           513,579           226,244
                                                               --------------------------------------------------------------------
 Total capital share transactions ........................       (49,549,079)       (82,326,743)       (2,348,650)       (1,343,688)
                                                               --------------------------------------------------------------------

 Redemption fees .........................................               539              2,234               218               609
                                                               --------------------------------------------------------------------
        Net increase (decrease) in net assets ............       (37,604,851)        24,791,511        (1,227,192)       23,907,322
Net assets:
 Beginning of period .....................................       510,700,026        485,908,515        83,550,271        59,642,949
                                                               --------------------------------------------------------------------
 End of period ...........................................     $ 473,095,175      $ 510,700,026      $ 82,323,079      $ 83,550,271
                                                               ====================================================================
Undistributed net investment income (loss)
 included in net assets:
End of period ............................................     $  (2,805,383)     $    (231,000)     $   (593,621)     $   (202,293)
                                                               ====================================================================


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 79

Franklin Strategic Series

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                              ---------------------------------------------------------------------
                                                                            FRANKLIN                          FRANKLIN
                                                                     GLOBAL HEALTH CARE FUND           NATURAL RESOURCES FUND
                                                              ---------------------------------------------------------------------
                                                              SIX MONTHS ENDED                   SIX MONTHS ENDED
                                                              OCTOBER 31, 2006     YEAR ENDED    OCTOBER 31, 2006      YEAR ENDED
                                                                (UNAUDITED)      APRIL 30, 2006     (UNAUDITED)      APRIL 30, 2006
                                                              ---------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ...........................     $    (433,571)     $    470,799     $   1,113,702      $   1,688,261
  Net realized gain (loss) from investments and
    foreign currency transactions ........................         1,360,196         4,093,056         8,140,215         25,576,260
  Net change in unrealized appreciation
    (depreciation) on investments and translation
    of assets and liabilities denominated in
    foreign currencies ...................................         1,600,103        13,184,589       (42,462,254)       117,592,588
                                                               --------------------------------------------------------------------
         Net increase (decrease) in net assets
          resulting from operations ......................         2,526,728        17,748,444       (33,208,337)       144,857,109
                                                               --------------------------------------------------------------------
 Distributions to shareholders from:
 Net investment income:
    Class A ..............................................                --                --                --         (1,014,621)
    Class C ..............................................                --                --                --            (10,636)
    Advisor Class ........................................                --                --                --           (145,018)
 Net realized gains:
    Class A ..............................................                --                --                --        (11,206,808)
    Class C ..............................................                --                --                --           (159,473)
    Advisor Class ........................................                --                --                --         (1,183,962)
                                                               --------------------------------------------------------------------
 Total distributions to shareholders .....................                --                --                --        (13,720,518)
                                                               --------------------------------------------------------------------
 Capital share transactions: (Note 2)
    Class A ..............................................        (3,939,862)        6,477,633       (18,442,887)       114,080,599
    Class B ..............................................        (2,550,612)          489,481                --                 --
    Class C ..............................................        (3,196,221)        3,870,125         8,200,659         17,261,414
    Advisor Class ........................................                --                --            95,356         (4,032,264)
                                                               --------------------------------------------------------------------
 Total capital share transactions ........................        (9,686,695)       10,837,239       (10,146,872)       127,309,749
                                                               --------------------------------------------------------------------

 Redemption fees .........................................               711             8,024             2,254             13,158
                                                               --------------------------------------------------------------------
         Net increase (decrease) in net assets ...........        (7,159,256)       28,593,707       (43,352,955)       258,459,498
Net assets:
 Beginning of period .....................................       149,608,163       121,014,456       502,834,652        244,375,154
                                                               --------------------------------------------------------------------
 End of period ...........................................     $ 142,448,907      $149,608,163     $ 459,481,697      $ 502,834,652
                                                               ====================================================================
Undistributed net investment income included in
 net assets:
 End of period ...........................................     $      52,282      $    485,853     $   2,821,096      $   1,707,394
                                                               ====================================================================


80 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                                   ---------------------------------
                                                                                                        FRANKLIN TECHNOLOGY FUND
                                                                                                   ---------------------------------
                                                                                                   SIX MONTHS ENDED
                                                                                                   OCTOBER 31, 2006     YEAR ENDED
                                                                                                      (UNAUDITED)     APRIL 30, 2006
                                                                                                   ---------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) .................................................................     $   (254,776)     $   (707,298)
  Net realized gain (loss) from investments and foreign currency transactions ..................        1,520,180         4,577,084
  Net change in unrealized appreciation (depreciation) on investments, translation of assets
    and liabilities denominated in foreign currencies, and deferred taxes ......................       (5,611,747)        9,249,020
                                                                                                     ------------------------------
        Net increase (decrease) in net assets resulting from operations ........................       (4,346,343)       13,118,806
                                                                                                     ------------------------------
 Capital share transactions: (Note 2)
  Class A ......................................................................................       (1,544,348)       (1,988,606)
  Class B ......................................................................................         (429,113)         (992,602)
  Class C ......................................................................................         (321,106)       (1,243,188)
  Class R ......................................................................................          802,322           281,663
  Advisor Class ................................................................................         (269,488)           (8,833)
                                                                                                     ------------------------------
 Total capital share transactions ..............................................................       (1,761,733)       (3,951,566)
                                                                                                     ------------------------------
 Redemption fees ...............................................................................              337             2,803

                                                                                                     ------------------------------
        Net increase (decrease) in net assets ..................................................       (6,107,739)        9,170,043
Net assets:
 Beginning of period ...........................................................................       54,594,118        45,424,075
                                                                                                     ------------------------------
 End of period .................................................................................     $ 48,486,379      $ 54,594,118
                                                                                                     ==============================
Undistributed net investment income (loss) included in net assets:
 End of period .................................................................................     $   (277,007)     $    (22,231)
                                                                                                     ==============================


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 81

Franklin Strategic Series

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (the Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end investment company, consisting of twelve separate funds. All funds included in this report (the Funds) are non-diversified. The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

----------------------------------------------------------------------------------------------------------------------
                                                                     CLASS A, CLASS C       CLASS A, CLASS B, CLASS C,
CLASS A                      CLASS A, CLASS B & CLASS C              & ADVISOR CLASS        CLASS R & ADVISOR CLASS
----------------------------------------------------------------------------------------------------------------------
Franklin Biotechnology       Franklin Global                         Franklin Natural       Franklin Technology Fund
 Discovery Fund               Communications Fund                     Resources Fund
                             Franklin Global Health Care Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds


82 | Semiannual Report

Franklin Strategic Series

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. REPURCHASE AGREEMENTS

Certain funds may enter into repurchase agreements, which are accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are valued at cost. At October 31, 2006, all repurchase agreements held by the Franklin Biotechnology Discovery Fund had been entered into on that date.

D. FOREIGN CURRENCY CONTRACTS

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statements of Operations.


                                                          Semiannual Report | 83

Franklin Strategic Series

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. FOREIGN CURRENCY CONTRACTS (CONTINUED)

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

E. SECURITIES LENDING

The Franklin Biotechnology Discovery Fund loans securities to certain brokers through a securities lending agent for which they receive cash and securities collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. The cash collateral is invested in short-term instruments as noted in the Statements of Investments. The securities received as collateral are held in a segregated account with the fund's custodian on the fund's behalf. The fund receives interest income from the investment of cash collateral and interest income from the securities held as collateral, adjusted by lender fees and broker rebates. At October 31, 2006, the market value of securities on loan was $13,425,359, for which the fund's custodian held cash collateral valued at $14,992,000. The fund bears the risk of loss with respect to the investment of the cash collateral and the securities loaned. The securities lending agent has agreed to indemnify the fund in the case of default of any securities borrower.

F. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because each fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Funds may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest.

The Funds may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Funds record an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are


84 | Semiannual Report

Franklin Strategic Series

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

H. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

I. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Funds and accounted for as an addition to paid-in capital.

J. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                                                          Semiannual Report | 85

Franklin Strategic Series

2. SHARES OF BENEFICIAL INTEREST

At October 31, 2006, there were an unlimited number of shares authorized ($0.01 par value).

                                                             -------------------------------------------------------------------
                                                                FRANKLIN BIOTECHNOLOGY                    FRANKLIN GLOBAL
                                                                     DISCOVERY FUND                     COMMUNICATIONS FUND
                                                             -------------------------------------------------------------------
                                                               SHARES            AMOUNT              SHARES             AMOUNT
                                                             -------------------------------------------------------------------
CLASS A SHARES:
Six months ended October 31, 2006
 Shares sold ...........................................        383,262      $  20,361,523            669,594      $   7,379,633
 Shares redeemed .......................................     (1,316,125)       (69,910,602)          (940,299)       (10,091,029)
                                                             -------------------------------------------------------------------
 Net increase (decrease) ...............................       (932,863)     $ (49,549,079)          (270,705)     $  (2,711,396)
                                                             ===================================================================
Year ended April 30, 2006
 Shares sold ...........................................      1,177,206      $  65,909,529          1,483,554      $  15,118,283
 Shares issued in reinvestment
  of distributions .....................................             --                 --             53,533            546,573
 Shares redeemed .......................................     (2,681,270)      (148,236,272)        (1,734,623)       (17,009,038)
                                                             -------------------------------------------------------------------
 Net increase (decrease) ...............................     (1,504,064)     $ (82,326,743)          (197,536)     $  (1,344,182)
                                                             ===================================================================
CLASS B SHARES:
Six months ended October 31, 2006
 Shares sold ...................................................................................       18,780      $     195,653
 Shares redeemed ...............................................................................      (34,463)          (346,486)
                                                                                                   -----------------------------
 Net increase (decrease) .......................................................................      (15,683)     $    (150,833)
                                                                                                   =============================
Year ended April 30, 2006
 Shares sold ...................................................................................       51,571      $     502,749
 Shares issued in reinvestment of distributions ................................................          585              5,726
 Shares redeemed ...............................................................................      (81,664)          (734,225)
                                                                                                   -----------------------------
 Net increase (decrease) .......................................................................      (29,508)     $    (225,750)
                                                                                                   =============================
CLASS C SHARES:
Six months ended October 31, 2006
 Shares sold ...................................................................................      173,781      $   1,808,743
 Shares redeemed ...............................................................................     (127,550)        (1,295,164)
                                                                                                   -----------------------------
 Net increase (decrease) .......................................................................       46,231      $     513,579
                                                                                                   =============================
Year ended April 30, 2006
 Shares sold ...................................................................................      273,629      $   2,698,171
 Shares issued in reinvestment
  of distributions .............................................................................        2,038             19,969
 Shares redeemed ...............................................................................     (264,564)        (2,491,896)
                                                                                                   -----------------------------
 Net increase (decrease) .......................................................................       11,103      $     226,244
                                                                                                   =============================


86 | Semiannual Report

Franklin Strategic Series

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                               -----------------------------------------------------------------
                                                     FRANKLIN GLOBAL                   FRANKLIN NATURAL
                                                    HEALTH CARE FUND                     RESOURCES FUND
                                               -----------------------------------------------------------------
                                                 SHARES         AMOUNT              SHARES             AMOUNT
                                               -----------------------------------------------------------------
CLASS A SHARES:
Six months ended October 31, 2006
 Shares sold ...............................     369,075     $  8,507,091          2,318,944       $  78,752,767
 Shares redeemed ...........................    (544,441)     (12,446,953)        (2,988,818)        (97,195,654)
                                               -----------------------------------------------------------------
 Net increase (decrease) ...................    (175,366)    $ (3,939,862)          (669,874)      $ (18,442,887)
                                               =================================================================
Year ended April 30, 2006
 Shares sold ...............................   1,236,290     $ 27,592,166          6,896,919       $ 215,798,546
 Shares issued in reinvestment of
  distributions ............................          --               --            344,872          11,025,537
 Shares redeemed ...........................    (946,189)     (21,114,533)        (3,665,312)       (112,743,484)
                                               -----------------------------------------------------------------
 Net increase (decrease) ...................     290,101     $  6,477,633          3,576,479       $ 114,080,599
                                               =================================================================
CLASS B SHARES:
Six months ended October 31, 2006
 Shares sold ...............................      12,412     $    268,366
 Shares redeemed ...........................    (130,517)      (2,818,978)
                                               --------------------------
 Net increase (decrease) ...................    (118,105)    $ (2,550,612)
                                               ==========================
Year ended April 30, 2006
 Shares sold ...............................     166,960     $  3,540,947
 Shares redeemed ...........................    (142,949)      (3,051,466)
                                               --------------------------
 Net increase (decrease) ...................      24,011     $    489,481
                                               ==========================
CLASS C SHARES:
Six months ended October 31, 2006
 Shares sold ...............................      93,552     $  2,020,169            365,980       $  12,382,534
 Shares redeemed ...........................    (244,049)      (5,216,390)          (131,042)         (4,181,875)
                                               -----------------------------------------------------------------
 Net increase (decrease) ...................    (150,497)    $ (3,196,221)           234,938       $   8,200,659
                                               =================================================================
Year ended April 30, 2006 a
 Shares sold ...............................     452,213     $  9,463,203            555,050       $  18,514,003
 Shares issued in reinvestment of
  distributions ............................          --               --              5,227             166,857
 Shares redeemed ...........................    (266,592)      (5,593,078)           (43,746)         (1,419,446)
                                               -----------------------------------------------------------------
 Net increase (decrease) ...................     185,621     $  3,870,125            516,531       $  17,261,414
                                               =================================================================
ADVISOR CLASS SHARES:
Six months ended October 31, 2006
 Shares sold ...................................................................      49,913       $   1,775,808
 Shares redeemed ...............................................................     (48,859)         (1,680,452)
                                                                                  ------------------------------
 Net increase (decrease) .......................................................      1,054       $      95,356
                                                                                  ==============================

a For the period September 1, 2005 (effective date) to April 30, 2006 for the Franklin Natural Resources Fund.


                                                          Semiannual Report | 87

Franklin Strategic Series

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                                                          ---------------------------
                                                                                               FRANKLIN NATURAL
                                                                                                RESOURCES FUND
                                                                                          ---------------------------
                                                                                             SHARES         AMOUNT
                                                                                          ---------------------------
ADVISOR CLASS SHARES: (CONTINUED)
Year ended April 30, 2006
 Shares sold .........................................................................       109,819     $  3,611,705
 Shares issued in reinvestment of
  distributions ......................................................................        37,636        1,257,038
 Shares redeemed .....................................................................      (283,616)      (8,901,007)
                                                                                          ---------------------------
 Net increase (decrease) .............................................................      (136,161)    $ (4,032,264)
                                                                                          ===========================

                                                                                          ---------------------------
                                                                                                   FRANKLIN
                                                                                                TECHNOLOGY FUND
                                                                                          ---------------------------
                                                                                            SHARES          AMOUNT
                                                                                          ---------------------------
CLASS A SHARES:
Six months ended October 31, 2006
 Shares sold .........................................................................       853,911     $  4,354,199
 Shares redeemed .....................................................................    (1,162,600)      (5,898,547)
                                                                                          ---------------------------
 Net increase (decrease) .............................................................      (308,689)    $ (1,544,348)
                                                                                          ===========================
Year ended April 30, 2006
 Shares sold .........................................................................     1,700,982     $  8,667,503
 Shares redeemed .....................................................................    (2,143,833)     (10,656,109)
                                                                                          ---------------------------
 Net increase (decrease) .............................................................      (442,851)    $ (1,988,606)
                                                                                          ===========================
CLASS B SHARES:
Six months ended October 31, 2006
 Shares sold .........................................................................        25,081     $    119,980
 Shares redeemed .....................................................................      (112,737)        (549,093)
                                                                                          ---------------------------
 Net increase (decrease) .............................................................       (87,656)    $   (429,113)
                                                                                          ===========================
Year ended April 30, 2006
 Shares sold .........................................................................        47,431     $    235,459
 Shares redeemed .....................................................................      (250,237)      (1,228,061)
                                                                                          ---------------------------
 Net increase (decrease) .............................................................      (202,806)    $   (992,602)
                                                                                          ===========================
CLASS C SHARES:
Six months ended October 31, 2006
 Shares sold .........................................................................       184,425     $    893,411
 Shares redeemed .....................................................................      (249,072)      (1,214,517)
                                                                                          ---------------------------
 Net increase (decrease) .............................................................       (64,647)    $   (321,106)
                                                                                          ===========================
Year ended April 30, 2006
 Shares sold .........................................................................       315,915     $  1,548,628
 Shares redeemed .....................................................................      (580,938)      (2,791,816)
                                                                                          ---------------------------
 Net increase (decrease) .............................................................      (265,023)    $ (1,243,188)
                                                                                          ===========================


88 | Semiannual Report

Franklin Strategic Series

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                                                   ------------------------------
                                                                                               FRANKLIN
                                                                                           TECHNOLOGY FUND
                                                                                   ------------------------------
                                                                                    SHARES               AMOUNT
                                                                                   ------------------------------
CLASS R SHARES:
Six months ended October 31, 2006
 Shares sold ..................................................................     305,848           $ 1,665,006
 Shares redeemed ..............................................................    (169,978)             (862,684)
                                                                                   ------------------------------
 Net increase (decrease) ......................................................     135,870           $   802,322
                                                                                   ==============================
Year ended April 30, 2006
 Shares sold ..................................................................     312,364           $ 1,598,426
 Shares redeemed ..............................................................    (266,105)           (1,316,763)
                                                                                   ------------------------------
 Net increase (decrease) ......................................................      46,259           $   281,663
                                                                                   ==============================
ADVISOR CLASS SHARES:
Six months ended October 31, 2006
 Shares sold ..................................................................      23,755           $   122,698
 Shares redeemed ..............................................................     (72,931)             (392,186)
                                                                                   ------------------------------
 Net increase (decrease) ......................................................     (49,176)          $  (269,488)
                                                                                   ==============================
Year ended April 30, 2006
 Shares sold ..................................................................      62,308           $   321,074
 Shares redeemed ..............................................................     (64,035)             (329,907)
                                                                                   ------------------------------
 Net increase (decrease) ......................................................      (1,727)          $    (8,833)
                                                                                   ==============================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

------------------------------------------------------------------------------------------------
SUBSIDIARY                                                             AFFILIATION
------------------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                                     Investment manager
Franklin Templeton Services, LLC (FT Services)                         Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)                   Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)          Transfer agent

A. MANAGEMENT FEES

All Funds, except Franklin Technology Fund, pay an investment management fee to Advisers based on the average daily net assets of each of the Funds as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE      NET ASSETS
--------------------------------------------------------------------------------
      0.625%             Up to and including $100 million
      0.500%             Over $100 million, up to and including $250 million
      0.450%             Over $250 million, up to and including $10 billion
      0.440%             Over $10 billion, up to and including $12.5 billion
      0.420%             Over $12.5 billion, up to and including $15 billion
      0.400%             In excess of $15 billion


                                                          Semiannual Report | 89

Franklin Strategic Series

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Franklin Technology Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
--------------------------------------------------------------------------------
      0.550%            Up to and including $500 million
      0.450%            Over $500 million, up to and including $1 billion
      0.400%            Over $1 billion, up to and including $1.5 billion
      0.350%            Over $1.5 billion, up to and including $6.5 billion
      0.325%            Over $6.5 billion, up to and including $11.5 billion
      0.300%            Over $11.5 billion, up to and including $16.5 billion
      0.290%            Over $16.5 billion, up to and including $19 billion
      0.280%            Over $19 billion, up to and including $21.5 billion
      0.270%            In excess of $21.5 billion

B. ADMINISTRATIVE FEES

The Franklin Biotechnology Discovery Fund pays an administrative fee to FT Services based on the average daily net assets of the fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
--------------------------------------------------------------------------------
      0.150%            Up to and including $200 million
      0.135%            Over $200 million, up to and including $700 million
      0.100%            Over $700 million, up to and including $1.2 billion
      0.075%            In excess of $1.2 billion

The Franklin Technology Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the fund.

Under an agreement with Advisers, FT Services provides administrative services to the Franklin Global Communications Fund, the Franklin Global Health Care Fund and the Franklin Natural Resources Fund. The fee is paid by Advisers based on average daily net assets of each of the Funds, and is not an additional expense of the Funds.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the sale and distribution of each fund's shares up to a certain percentage per year of its average daily net assets as follows:

                  -------------------------------------------------------------------------------------
                     FRANKLIN           FRANKLIN GLOBAL     FRANKLIN          FRANKLIN        FRANKLIN
                   BIOTECHNOLOGY        COMMUNICATIONS    GLOBAL HEALTH       NATURAL        TECHNOLOGY
                  DISCOVERY FUND             FUND           CARE FUND      RESOURCES FUND       FUND
                  -------------------------------------------------------------------------------------
Class A .........      0.35%                0.25%             0.25%             0.35%          0.35%


90 | Semiannual Report

Franklin Strategic Series

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

The Franklin Biotechnology Discovery Fund reimburses Distributors up to 0.35% when the fund is open to new investors and up to 0.25% when the fund is closed to new investors. This fund was reopened to new investors September 1, 2001, and will remain open until net assets reach $2 billion.

Under the Funds' compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the sale and distribution of each fund's shares up to a certain percentage per year of their average daily net assets of each class as follows:

                               -----------------------------------------------------------------
                               FRANKLIN GLOBAL       FRANKLIN          FRANKLIN        FRANKLIN
                                COMMUNICATIONS    GLOBAL HEALTH        NATURAL        TECHNOLOGY
                                     FUND           CARE FUND       RESOURCES FUND       FUND
                               -----------------------------------------------------------------
Class B ......................       1.00%             1.00%               --            1.00%
Class C ......................       1.00%             1.00%             1.00%           1.00%
Class R ......................         --                --                --            0.50%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the period:

                                                                    ------------------------------------------------------
                                                                       FRANKLIN          FRANKLIN GLOBAL       FRANKLIN
                                                                    BIOTECHNOLOGY        COMMUNICATIONS      GLOBAL HEALTH
                                                                    DISCOVERY FUND            FUND             CARE FUND
                                                                    ------------------------------------------------------
Sales charges retained net of commissions paid to
   unaffiliated broker/dealers .................................       $ 43,091             $14,586             $26,994
Contingent deferred sales charges retained .....................       $    509             $ 2,478             $ 7,851

                                                                    ---------------------------------
                                                                       FRANKLIN             FRANKLIN
                                                                        NATURAL            TECHNOLOGY
                                                                    RESOURCES FUND            FUND
                                                                    ---------------------------------
Sales charges retained net of commissions paid to
   unaffiliated broker/dealers .................................       $266,268             $ 7,566
Contingent deferred sales charges retained .....................       $ 26,950             $ 4,004


                                                          Semiannual Report | 91

Franklin Strategic Series

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

E. TRANSFER AGENT FEE

The Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                   -----------------------------------------------------------------------------------
                                      FRANKLIN        FRANKLIN GLOBAL      FRANKLIN          FRANKLIN        FRANKLIN
                                    BIOTECHNOLOGY      COMMUNICATIONS    GLOBAL HEALTH       NATURAL        TECHNOLOGY
                                   DISCOVERY FUND           FUND           CARE FUND      RESOURCES FUND       FUND
                                   -----------------------------------------------------------------------------------
Transfer agent fees ..............     512,944           $100,376          $170,349         $ 272,519        $85,015

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the period ended October 31, 2006, the custodian fees were reduced as noted in the Statements of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At April 30, 2006, the capital loss carryforwards were as follows:

                                        -------------------------------------------------------------------------------------
                                           FRANKLIN         FRANKLIN GLOBAL     FRANKLIN          FRANKLIN          FRANKLIN
                                        BIOTECHNOLOGY        COMMUNICATIONS   GLOBAL HEALTH        NATURAL         TECHNOLOGY
                                        DISCOVERY FUND            FUND          CARE FUND      RESOURCES FUND          FUND
                                        -------------------------------------------------------------------------------------
Capital loss carryforwards
 expiring in:
   2010 ...................              $ 70,295,650         $ 64,950,261     $        --       $        --      $22,874,077
   2011 ...................               238,490,545           52,123,016       2,726,270                --       28,445,452
   2012 ...................                72,400,540                   --      15,108,743                --               --
                                         ------------------------------------------------------------------------------------
                                         $381,186,735         $117,073,277     $17,835,013       $        --      $51,319,529
                                         ====================================================================================

For tax purposes, realized currency losses occurring subsequent to October 31 may be deferred and treated as occurring on the first day of the following fiscal year. At April 30, 2006, the Franklin Biotechnology Discovery Fund, the Franklin Global Communications Fund and the Franklin Natural Resources Fund deferred realized currency losses of $18,221, $54,368 and $38,346, respectively.


92 | Semiannual Report

Franklin Strategic Series

5. INCOME TAXES (CONTINUED)

At October 31, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                                    ------------------------------------------------------------------------------------------
                                       FRANKLIN         FRANKLIN GLOBAL        FRANKLIN           FRANKLIN          FRANKLIN
                                    BIOTECHNOLOGY       COMMUNICATIONS       GLOBAL HEALTH         NATURAL         TECHNOLOGY
                                    DISCOVERY FUND           FUND              CARE FUND       RESOURCES FUND          FUND
                                    ------------------------------------------------------------------------------------------
Cost of investments .........        $327,606,666         $55,957,767        $112,943,031       $340,992,328       $41,365,075
                                     =========================================================================================
Unrealized
 appreciation ...............        $177,434,828         $25,254,432        $ 32,805,488       $122,270,206       $ 8,301,399
Unrealized
 depreciation ...............         (22,750,938)         (1,703,297)         (3,175,403)        (5,307,874)       (1,163,983)
                                     -----------------------------------------------------------------------------------------
Net unrealized
 appreciation
 (depreciation) .............        $154,683,890         $23,551,135        $ 29,630,085       $116,962,332       $ 7,137,416
                                     =========================================================================================

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and passive foreign investment company shares.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended October 31, 2006, were as follows:

                                --------------------------------------------------------------------------------------
                                   FRANKLIN          FRANKLIN GLOBAL      FRANKLIN          FRANKLIN        FRANKLIN
                                BIOTECHNOLOGY         COMMUNICATIONS    GLOBAL HEALTH        NATURAL       TECHNOLOGY
                                DISCOVERY FUND             FUND           CARE FUND      RESOURCES FUND       FUND
                                --------------------------------------------------------------------------------------
Purchases .................      $ 81,438,321          $55,189,992       $19,505,681      $139,702,590     $33,744,009
Sales .....................      $150,570,441          $59,513,646       $19,581,568      $140,929,466     $35,724,994

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.


                                                          Semiannual Report | 93

Franklin Strategic Series

8. RESTRICTED SECURITIES

The Funds may invest in securities that are restricted under the Securities Act of 1933 (the 1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds have registration rights for certain restricted securities held at period end. The issuer generally incurs all registration costs.

At October 31, 2006, the Funds held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Trust's Board of Trustees as reflecting fair value, as follows:


------------------------------------------------------------------------------------------------------------------------
SHARES/                                                                     ACQUISITION
WARRANTS           ISSUER                                                       DATE             COST            VALUE
------------------------------------------------------------------------------------------------------------------------
FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

1,128,271          Fibrogen Inc., cvt. pfd., E .....................           5/19/00        $5,065,937      $7,581,981
                                                                                                              ==========
                   TOTAL RESTRICTED SECURITIES (1.60% of Net Assets)

FRANKLIN GLOBAL COMMUNICATIONS FUND

  124,248          Dilithium Networks Inc., depositary receipt, D,
                    pfd., 144A, PIPES ..............................           7/13/06        $  289,500      $  289,498
                                                                                                              ==========
                   TOTAL RESTRICTED SECURITIES (0.35% of Net Assets)

FRANKLIN GLOBAL HEALTH CARE FUND

  136,364          Masimo Corp., cvt. pfd., F ......................           5/15/00        $1,500,004      $2,415,006
                                                                                                              ==========
                   TOTAL RESTRICTED SECURITIES (1.70% of Net Assets)

FRANKLIN NATURAL RESOURCES FUND

  435,000          Jinshan Gold Mines Inc., wts., 6/20/07 ..........           1/26/06        $       --      $  205,399
                                                                                                              ==========
                   TOTAL RESTRICTED SECURITIES (0.04% of Net Assets)

9. OTHER CONSIDERATIONS

Directors or employees of Advisers, as the Franklin Natural Resources Fund's Investment Manager, may serve as members of various bondholders' steering committees, on credit committees, or may represent the Funds in certain corporate restructuring negotiations. At October 31, 2006, such individuals serve in one or more of these capacities for Solutia Inc. As a result of this involvement, such individuals may be in possession of certain material non-public information. If the Funds' Investment Manager, while in possession of such information, seeks to buy or sell any of these securities, it will comply with all applicable federal securities laws.


94 | Semiannual Report

Franklin Strategic Series

10. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed.

On June 23, 2006, the SEC approved the IDC's proposed plan of distribution arising from the December 13, 2004 SEC Order. The relevant funds recorded the settlement as other income and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC's order and the plan were completed in September 2006.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC's market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of
Distribution: The SEC anticipates that Notice of the Plan will be published on or after November 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.


                                                          Semiannual Report | 95

Franklin Strategic Series

10. REGULATORY MATTERS (CONTINUED)

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

11. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


96 | Semiannual Report

Franklin Strategic Series

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                          Semiannual Report | 97

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

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

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

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

RETIREMENT TARGET FUNDS

Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama                            Michigan 7
Arizona                            Minnesota 7
California 8                       Missouri
Colorado                           New Jersey
Connecticut                        New York 8
Florida 8                          North Carolina
Georgia                            Ohio 7
Kentucky                           Oregon
Louisiana                          Pennsylvania
Maryland                           Tennessee
Massachusetts 7                    Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 9

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7.    Portfolio of insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/06                                          Not part of the semiannual report

    [LOGO](R)
FRANKLIN TEMPLETON        One Franklin Parkway
   INVESTMENTS            San Mateo, CA 94403-1906

|_|   WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN STRATEGIC SERIES

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632 -2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FSS2 S2006 12/06


















OCTOBER 31, 2006

A series of Franklin Strategic Series

[GRAPHIC OMITTED] [MAN & CHILD PIC]






SEMIANNUAL REPORT AND SHAREHOLDER LETTER                BLEND


                                    FRANKLIN           WANT TO RECEIVE
                                 BLUE CHIP FUND        THIS DOCUMENT
                                                       FASTER VIA EMAIL?

                                                       Eligible shareholders can
                                                       sign up for eDelivery at
                                                       franklintempleton.com.
                                                       See inside for details.



[GRAPHIC OMITTED]

FRANKLIN TEMPLETON
   INVESTMENTS

Franklin .  Templeton  .  Mutual Series

FRANKLIN TEMPLETON INVESTMENTS

GAIN FROM OUR PERSPECTIVE(R)




Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION

Because our management groups work independently and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

MUTUAL FUNDS  | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS


[GRAPHIC OMITTED] [FOUNTAIN PIC]

Not part of the semiannual report

                               Contents

SHAREHOLDER LETTER ................  1

SEMIANNUAL  REPORT

Franklin Blue Chip Fund ...........  3

Performance Summary ...............  7

Your Fund's Expenses .............. 10

Financial Highlights and
Statement of Investments .......... 12

Financial Statements .............. 19

Notes to Financial Statements ..... 23

Shareholder Information ........... 31
--------------------------------------------------------------------------------
Semiannual Report


Franklin Blue Chip Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Blue Chip Fund seeks long-term capital appreciation by investing substantially in equity securities of blue chip companies located in the U.S. For purposes of the Fund's investments, blue chip companies are well-established companies with strong financial records relative to other companies in their respective industries.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This semiannual report for Franklin Blue Chip Fund covers the period ended October 31, 2006.

PERFORMANCE OVERVIEW

Franklin Blue Chip Fund - Class A posted a +2.74% cumulative total return for the six months under review. The Fund underperformed its broad and narrow benchmarks, the Standard & Poor's 500 Index (S&P 500) and S&P 100 Index, which posted total returns of +6.11% and +7.50% for the same period. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 7.

ECONOMIC AND MARKET OVERVIEW

During the six months ended October 31, 2006, the U.S. economy advanced at a moderate but slowing pace. Gross domestic product growth slowed to annualized rates of 2.6% in the second quarter and an estimated 2.2% in the third quarter. Housing market weakness contributed to the slowdown. Growth was supported primarily by corporate profits and consumer and government spending. Export growth picked up some momentum, but a record trade deficit remained. Although labor costs rose and new job creation slowed to 1% annually, hiring generally increased and the unemployment rate fell from 4.6% to a five-year low of 4.4%. 2

1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The S&P 100 is market capitalization weighted and measures performance of 100 large-cap companies in the S&P 500. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
2. Source: Bureau of Labor Statistics.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 16.

                                                          Semiannual Report  | 3

Elevated energy and other commodity prices were a primary economic concern for much of the period. Oil prices were volatile and declined from a record high of $77 per barrel in July to nearly $59 at period-end. Shifting oil prices appeared to raise the anxiety level among consumers and businesses alike. Consumers curbed spending on large purchases, such as homes and cars. Home prices fell in many parts of the country, mortgage rates crept up, and borrowing against home equity flattened. Lower retail prices for cars, computers and clothing in September and October signaled that inflationary pressure appeared to be diminishing somewhat. Inflation was still a concern, however, as the core Consumer Price Index (CPI) rose 2.7% for the 12 months ended October 31, 2006, which was higher than the 2.2% 10-year average. 3

The Federal Reserve Board (Fed) raised the federal funds target rate to 5.25% on June 30. Since June, the Fed left the rate unchanged, citing a slowing economy, widespread cooling in the housing market and the lagging effect of prior tightening. The Fed stated that even with lower oil prices toward period-end, inflation risks remained.

The Fed's inaction helped restore investor confidence, and equity markets experienced dramatic rallies late in the period. Overall, the blue chip stocks of the Dow Jones Industrial Average posted a six-month total return of +7.47%, and the broader S&P 500 returned +6.11%, while the technology-heavy NASDAQ Composite Index had a total return of +3.03%. 4 Utilities, telecommunications and consumer staples performed particularly well.

INVESTMENT STRATEGY

Our investment process begins with company-specific research to identify the best investment opportunities for long-term growth. We examine high-quality companies and focus on those we believe have a sustainable competitive advantage, a strong financial record and a market capitalization of more than $1 billion. Our team of equity analysts looks for businesses with strong brands, experienced management teams, substantial research and development budgets, large and growing market shares, solid balance sheets, consistent earnings growth and sustainable competitive advantages. Finally, we assess industries and sectors that we believe offer attractive secular trends or favorable risk-reward profiles before determining final investment weightings or decisions.

3. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.
4. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P
500. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

4 | Semiannual Report

MANAGER'S DISCUSSION

For the six months under review, the Fund's performance relative to the S&P 500 benefited from our stock selection in the process industries sector and an underweighted allocation to the industrial services sector. The top three contributors to the Fund's absolute performance were integrated oil company Exxon Mobil, electric utility Entergy, and diversified health care product provider Johnson & Johnson.

Within the process industries sector, shares of agricultural and food product producer and distributor Bunge5 rose in value as the company experienced earnings strength in its agribusiness, improved fertilizer sales and, more recently, increased demand for its biofuels (renewable fuel produced from oil seed crops). Fund performance was also helped by our holding in The Scotts Miracle-Gro Co. 5, the world's largest maker and marketer of horticultural and turf products. Scotts reported solid earnings and achieved some initial success in integrating its acquisition of Smith & Hawken, an upscale garden products retailer.

Consistent with our investment strategy, we did not invest in several industries in the industrial services sector, including environmental services, oilfield services and equipment, and engineering and construction due largely to continuing stock valuation concerns. Our decision not to own stocks from these poorly performing areas contributed positively to the Fund's relative performance.

Within the commercial services sector, Fund performance was helped by our position in Moody's, the holding company for Moody's Investors Service, which publishes credit ratings and other financial information on some 200,000 commercial and government entities in about 100 countries. Moody's, whose share price previously tumbled due to concerns about slowing revenue growth, rebounded during the reporting period.

The Fund's relative performance was hindered by investment decisions in the energy minerals, finance and technology services sectors. Three holdings that most negatively impacted our results were wireless communications technology provider QUALCOMM, national homebuilder D.R. Horton, and coal producer Peabody Energy.

Within energy minerals, in addition to Peabody Energy, our position in integrated oil company BP hindered Fund performance. As oil and gas prices pulled back from record highs during the latter half of the reporting period, stock prices for energy producers and distributors such as Peabody and BP also retreated.

5. Not part of the S&P 500.


PORTFOLIO BREAKDOWN
BASED ON TOTAL NET ASSETS AS OF 10/31/06

[GRAPHIC OMITTED]

Finance                         20.2%
Electronic Technology*          13.6%
Health Technology*              11.2%
Producer Manufacturing           9.8%
Energy Minerals                  9.3%
Process Industries               4.6%
Consumer Services                4.4%
Retail Trade                     4.1%
Technology Services*             4.0%
Transportation                   3.1%
Consumer Non-Durables            2.5%
Utilities                        2.2%
Other                           10.3%
Short-Term Investments &
Other Net Assets                 0.7%


*Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

                                                          Semiannual Report  | 3

Within finance, two of the factors that detracted most from the Fund's results relative to the S&P 500 were an overweighting in credit card issuer Capital One Financial and a lack of investment in real estate investment trusts (REITs), most of which performed well during the six months under review despite slowing housing and real estate markets. Capital One's stock price declined due to a worsening credit environment and losses in the U.K., as well as investor concerns over the company's announced arrangement to buy regional bank holding company North Fork Bancorp in the northeastern U.S.

Within technology services, Fund performance was dampened by our investment in online information portal Yahoo!, which was unable to launch its new paid-search algorithm in a timely manner. We sold our position by period-end. Our lack of investment in database and enterprise software giant Oracle, which picked up market share over the period, also negatively affected the Fund's return versus the benchmark index.

We continued to maintain our disciplined investment strategy of building a broadly diversified portfolio of blue chip companies -- companies that are currently market leaders in their industries or companies that we believe have the potential to become market leaders in their industries.

Thank you for your continued participation in Franklin Blue Chip Fund. We look forward to serving your future investment needs.

[GRAPHIC OMITTED]
ALYSSA RIEDER PIC

/S/ ALYSSA C. RIEDER
Alyssa C. Rieder, CFA
Portfolio Manager
Franklin Blue Chip Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 HOLDINGS
10/31/06
-----------------------------------
COMPANY                 % OF TOTAL
SECTOR/INDUSTRY         NET ASSETS
-----------------------------------
Citigroup Inc.            3.3%
  FINANCE
-----------------------------------
Bank of America Corp.     2.9%
  FINANCE
-----------------------------------
Exxon Mobil Corp.         2.8%
  ENERGY MINERALS
-----------------------------------
Johnson & Johnson        2.8%
  HEALTH TECHNOLOGY
-----------------------------------
Wal-Mart Stores Inc.     2.6%
  RETAIL TRADE
-----------------------------------
Pfizer Inc.              2.6%
  HEALTH TECHNOLOGY
-----------------------------------
Mettler-Toledo International Inc.
(Switzerland)            2.4%
  PRODUCER MANUFACTURING
-----------------------------------
Bunge Ltd.               2.4%
  PROCESS INDUSTRIES
-----------------------------------
3M Co.                   2.4%
  PRODUCER MANUFACTURING
-----------------------------------
Wells Fargo & Co.        2.4%
  FINANCE
-----------------------------------


6 |  Semiannual Report

Performance Summary as of 10/31/06


Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.


PRICE INFORMATION

--------------------------------------------------------------------------------
CLASS A  (SYMBOL: FKBCX)                CHANGE          10/31/06         4/30/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   +$0.43            $16.11          $15.68
--------------------------------------------------------------------------------
CLASS B  (SYMBOL: FKBBX)                CHANGE          10/31/06         4/30/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   +$0.36            $15.52          $15.16
--------------------------------------------------------------------------------
CLASS C  (SYMBOL: FBCCX)                CHANGE          10/31/06         4/30/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   +$0.36            $15.57          $15.21
--------------------------------------------------------------------------------
CLASS R  (SYMBOL: FBCRX)                CHANGE          10/31/06         4/30/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   +$0.41            $16.01          $15.60
--------------------------------------------------------------------------------




                                                          Semiannual Report  | 7

PERFORMANCE 1

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE FOR REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

CLASS A                                 6-MONTH         1-YEAR          5-YEAR          10-YEAR
---------------------------------------------------------------------------------------------------
Cumulative Total Return 2                +2.74%        +10.78%         +30.84%          +73.72%
---------------------------------------------------------------------------------------------------
Average Annual Total Return 3            -3.19%         +4.44%          +4.28%           +5.06%
---------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4            $9,681        $10,444         $12,330          $16,380
---------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 5                      +0.29%          +3.94%           +4.73%
---------------------------------------------------------------------------------------------------
CLASS B                                 6-MONTH         1-YEAR          5-YEAR    INCEPTION (2/1/00)
---------------------------------------------------------------------------------------------------
Cumulative Total Return 2                +2.37%         +9.97%         +26.45%           -2.22%
---------------------------------------------------------------------------------------------------
Average Annual Total Return 3            -1.63%         +5.97%          +4.47%           -0.33%
---------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4            $9,837        $10,597         $12,445           $9,778
---------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 5                      +1.67%          +4.13%           -0.79%
---------------------------------------------------------------------------------------------------
CLASS C                                 6-MONTH         1-YEAR          5-YEAR    INCEPTION (2/1/00)
---------------------------------------------------------------------------------------------------
Cumulative Total Return 2                +2.37%        +10.04%         +26.47%           -1.88%
---------------------------------------------------------------------------------------------------
Average Annual Total Return 3            +1.37%         +9.04%          +4.81%           -0.28%
---------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4           $10,137        $10,904         $12,647           $9,812
---------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 5                      +4.67%          +4.48%           -0.74%
---------------------------------------------------------------------------------------------------
CLASS R                                 6-MONTH         1-YEAR          3-YEAR    INCEPTION (1/2/02)
---------------------------------------------------------------------------------------------------
Cumulative Total Return 2                +2.63%        +10.51%         +25.69%          +17.10%
---------------------------------------------------------------------------------------------------
Average Annual Total Return 3            +2.63%        +10.51%          +7.92%           +3.32%
---------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4           $10,263        $11,051         $12,569          $11,710
---------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 5                      +6.18%          +8.50%           +2.71%
---------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


8 |  Semiannual Report

ENDNOTES

WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE DRAMATICALLY OVER THE SHORT TERM AS A RESULT OF FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKET AS A WHOLE. THE FUND'S PORTFOLIO INCLUDES INVESTMENTS IN TECHNOLOGY, WHICH HAS BEEN ONE OF THE MARKET'S MOST VOLATILE SECTORS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.



CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.



1. The Fund's manager and administrator have agreed in advance to waive a portion of their fees and to make certain payments to reduce expenses. If the manager and administrator had not taken this action, the Fund's total returns would have been lower. The manager and administrator may end this agreement at any time, upon notice to the Fund's Board of Trustees.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.





                                                          Semiannual Report  | 9

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.  Divide your account value by $1,000.
    IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600/$1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6X$7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

10 |  Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.


                                                 BEGINNING ACCOUNT    ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                             VALUE 5/1/06      VALUE 10/31/06   PERIOD* 5/1/06-10/31/06
----------------------------------------------------------------------------------------------------------------
Actual                                                  $1,000           $1,027.40             $5.26
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $1,000           $1,020.01             $5.24
----------------------------------------------------------------------------------------------------------------
CLASS B
----------------------------------------------------------------------------------------------------------------
Actual                                                  $1,000           $1,023.70             $8.93
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $1,000           $1,016.38             $8.89
----------------------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------------------
Actual                                                  $1,000           $1,023.70             $8.93
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $1,000           $1,016.38             $8.89
----------------------------------------------------------------------------------------------------------------
CLASS R
----------------------------------------------------------------------------------------------------------------
Actual                                                  $1,000           $1,026.30             $6.38
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $1,000           $1,018.90             $6.36
----------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio for each class, net of expense waivers, (A: 1.03%; B: 1.75%; C: 1.75%; and R: 1.25%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

                                                         Semiannual Report  | 11

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN BLUE CHIP FUND


                                                        SIX MONTHS ENDED
                                                        OCTOBER 31, 2006               YEAR ENDED APRIL 30,
CLASS A                                                    (UNAUDITED)       2006     2005    2004     2003     2002
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..................       $15.68       $13.95   $13.63    $11.17   $13.05   $14.80
                                                        ----------------------------------------------------------------
Income from investment operations a:

         Net investment income (loss) b ...............         0.06         0.12     0.07     (0.02)   (0.02)      -- d

         Net realized and unrealized gains (losses) ...         0.37         1.73     0.26      2.48    (1.86)   (1.75)
                                                        ----------------------------------------------------------------
Total from investment operations ......................         0.43         1.85     0.33      2.46    (1.88)   (1.75)
                                                        ----------------------------------------------------------------
Less distributions from net investment income .........           --        (0.12)   (0.01)       --       --       --
                                                        ----------------------------------------------------------------
Redemption fees .......................................           -- d         -- d     -- d      --       --       --
                                                        ----------------------------------------------------------------
Net asset value, end of period ........................       $16.11       $15.68   $13.95    $13.63   $11.17   $13.05
                                                        ----------------------------------------------------------------

Total return c ........................................        2.74%       13.31%    2.41%    22.02% (14.41)% (11.82)%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .....................     $157,044     $160,511 $156,246  $181,987 $137,174 $146,365

Ratios to average net assets:

  Expenses before waiver and payments
    by affiliates .....................................        1.39% e      1.34%    1.38%     1.41%    1.51%    1.44%

  Expenses net of waiver and payments
    by affiliates .....................................        1.03% e,f    0.99% f  1.22% f   1.41%    1.51%    1.38%

  Net investment income (loss) ........................        0.74% e      0.79%    0.48%   (0.12)%  (0.20)%    0.02%

Portfolio turnover rate ...............................       17.12%       28.80%   28.42%    55.81%   48.47%   54.85%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
b Based on average daily shares outstanding.
c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. d Amount rounds to less than $0.01 per share.
e Annualized.
f Benefit of expense reduction rounds to less than 0.01%.

12 |  The accompanying notes are an integral part of these financial statements.

                                                             | Semiannual Report

Franklin Strategic Series

FRANKLIN BLUE CHIP FUND


                                                        SIX MONTHS ENDED
                                                        OCTOBER 31, 2006               YEAR ENDED APRIL 30,
CLASS B                                                    (UNAUDITED)       2006     2005    2004     2003     2002
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..................       $15.16       $13.49   $13.26    $10.94   $12.87   $14.69
                                                        ----------------------------------------------------------------
Income from investment operations a:

         Net investment income (loss) b ...............           -- d       0.01    (0.03)    (0.10)   (0.09)   (0.09)

         Net realized and unrealized gains (losses) ...         0.36         1.67     0.26      2.42    (1.84)   (1.73)
                                                        ----------------------------------------------------------------
Total from investment operations ......................         0.36         1.68     0.23      2.32    (1.93)   (1.82)
                                                        ----------------------------------------------------------------
Less distributions from net investment income .........           --        (0.01)      --        --       --       --
                                                        ----------------------------------------------------------------
Redemption fees .......................................           -- d         -- d     -- d      --       --       --
                                                        ----------------------------------------------------------------
Net asset value, end of period ........................       $15.52       $15.16   $13.49    $13.26   $10.94   $12.87
                                                        ----------------------------------------------------------------

Total return c ........................................        2.37%       12.44%    1.73%    21.21% (15.00)% (12.39)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .....................      $19,399      $20,688  $23,116   $24,211  $15,182  $13,979

Ratios to average net assets:

   Expenses before waiver and payments
     by affiliates ....................................        2.11% e      2.09%    2.07%     2.10%    2.15%    2.09%

   Expenses net of waiver and payments
     by affiliates ....................................        1.75% e,f    1.74% f  1.91% f   2.10%    2.15%    2.03%

   Net investment income (loss) .......................        0.02% e      0.04%  (0.21)%   (0.81)%  (0.84)%  (0.67)%

Portfolio turnover rate ...............................       17.12%       28.80%   28.42%    55.81%   48.47%   54.85%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
b Based on average daily shares outstanding.
c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. d Amount rounds to less than $0.01 per share.
e Annualized.
f Benefit of expense reduction rounds to less than 0.01%.

Semiannual Report |

The accompanying notes are an integral part of these financial statements.  | 13

Franklin Strategic Series

FRANKLIN BLUE CHIP FUND


                                                        SIX MONTHS ENDED
                                                        OCTOBER 31, 2006               YEAR ENDED APRIL 30,
CLASS C                                                    (UNAUDITED)       2006     2005    2004     2003     2002
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..................       $15.21       $13.53   $13.30    $10.98   $12.91   $14.74
                                                        ----------------------------------------------------------------


Income from investment operations a:

         Net investment income (loss) b ...............           -- d       0.01    (0.03)    (0.10)   (0.09)   (0.09)

         Net realized and unrealized gains (losses) ...         0.36         1.68     0.26      2.42    (1.84)   (1.74)
                                                        ----------------------------------------------------------------

Total from investment operations ......................         0.36         1.69     0.23      2.32    (1.93)   (1.83)
                                                        ----------------------------------------------------------------

Less distributions from net investment income .........           --        (0.01)      --        --       --       --
                                                        ----------------------------------------------------------------

Redemption fees .......................................           -- d         -- d     -- d      --       --       --
                                                        ----------------------------------------------------------------

Net asset value, end of period ........................       $15.57       $15.21   $13.53    $13.30   $10.98   $12.91
                                                        ----------------------------------------------------------------


Total return c ........................................        2.37%       12.50%    1.73%    21.13% (14.95)% (12.42)%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .....................      $32,316      $33,687  $34,799   $39,348  $27,270  $27,685

Ratios to average net assets:

         Expenses before waiver and payments
           by affiliates ..............................        2.11% e      2.09%    2.08%     2.10%    2.16%    2.09%

         Expenses net of waiver and payments
           by affiliates ..............................        1.75% e,f    1.74% f  1.92% f   2.10%    2.16%    2.03%

         Net investment income (loss) .................        0.02% e      0.04%  (0.22)%   (0.81)%  (0.85)%  (0.68)%

Portfolio turnover rate ...............................       17.12%       28.80%   28.42%    55.81%   48.47%   54.85%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
b Based on average daily shares outstanding.
c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. d Amount rounds to less than $0.01 per share.
e Annualized.
f Benefit of expense reduction rounds to less than 0.01%.

14 |  The accompanying notes are an integral part of these financial statements.

                                                             | Semiannual Report

Franklin Strategic Series

FRANKLIN BLUE CHIP FUND


                                                        SIX MONTHS ENDED
                                                        OCTOBER 31, 2006               YEAR ENDED APRIL 30,
CLASS R                                                    (UNAUDITED)       2006     2005    2004     2003     2002 g
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period                          $15.60       $13.88   $13.58    $11.15   $13.04   $13.75
                                                        ----------------------------------------------------------------


Income from investment operations a:

         Net investment income (loss) b                         0.04         0.08     0.04     (0.04)   (0.04)   (0.04)

         Net realized and unrealized gains (losses)             0.37         1.73     0.26      2.47    (1.85)   (0.67)
                                                        ----------------------------------------------------------------

Total from investment operations                                0.41         1.81     0.30      2.43    (1.89)   (0.71)
                                                        ----------------------------------------------------------------

Less distributions from net investment income                     --        (0.09)      --        --       --       --
                                                        ----------------------------------------------------------------

Redemption fees                                                   -- d         -- d     -- d      --       --       --
                                                        ----------------------------------------------------------------

Net asset value, end of period                                $16.01       $15.60   $13.88    $13.58   $11.15   $13.04
                                                        ----------------------------------------------------------------


Total return c                                                 2.63%       13.03%    2.21%    21.79% (14.49)%  (5.16)%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's)                             $5,332       $5,798   $5,990    $6,130   $2,749     $209

Ratios to average net assets:

         Expenses before waiver and payments
           by affiliates                                       1.61% e      1.60%    1.58%     1.60%    1.66%    1.56% e

         Expenses net of waiver and payments
           by affiliates                                       1.25% e,f    1.25% f  1.42% f   1.60%    1.66%    1.56% e

         Net investment income (loss)                          0.52% e      0.53%    0.28%   (0.31)%  (0.35)%  (0.84)% e

Portfolio turnover rate                                       17.12%       28.80%   28.42%    55.81%   48.47%   54.85%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
b Based on average daily shares outstanding.
c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. d Amount rounds to less than $0.01 per share.
e Annualized.
f Benefit of expense reduction rounds to less than 0.01%.
g For the period January 1, 2002 (effective date) to April 30, 2002.

Semiannual Report |

 The accompanying notes are an integral part of these financial statements. | 15

Franklin Strategic Series

STATEMENT OF INVESTMENTS, OCTOBER 31, 2006 (UNAUDITED)


FRANKLIN BLUE CHIP FUND                                         COUNTRY       SHARES        VALUE
COMMON STOCKS 99.3%
COMMERCIAL SERVICES 1.2%
Moody's Corp. .............................................  United States    39,000   $  2,585,700
                                                                                       --------------

COMMUNICATIONS 1.9%
a American Tower Corp., A .................................  United States   115,000      4,142,300
                                                                                       --------------

CONSUMER DURABLES 1.5%
D.R. Horton Inc. ..........................................  United States   140,000      3,280,200
                                                                                       --------------

CONSUMER NON-DURABLES 2.5%
Altria Group Inc. .........................................  United States    38,000      3,090,540
The Procter & Gamble Co. ..................................  United States    35,000      2,218,650
                                                                                       --------------
                                                                                          5,309,190
                                                                                       --------------

CONSUMER SERVICES 4.4%
Carnival Corp. ............................................  United States    65,000      3,173,300
International Game Technology .............................  United States    50,000      2,125,500
The Walt Disney Co. .......................................  United States   130,000      4,089,800
                                                                                       --------------
                                                                                          9,388,600
                                                                                       --------------

DISTRIBUTION SERVICES 1.4%
Cardinal Health Inc. ......................................  United States    45,000      2,945,250
                                                                                       --------------

ELECTRONIC TECHNOLOGY 13.6%
a Altera Corp. ............................................  United States    60,000      1,106,400
a Apple Computer Inc. .....................................  United States    20,000      1,621,600
Applied Materials Inc. ....................................  United States    90,000      1,565,100
The Boeing Co. ............................................  United States    30,000      2,395,800
a Cisco Systems Inc. ......................................  United States   195,000      4,705,350
Hewlett-Packard Co. .......................................  United States    40,000      1,549,600
Intel Corp. ...............................................  United States   160,000      3,414,400
KLA-Tencor Corp. ..........................................  United States    35,000      1,720,950
Linear Technology Corp. ...................................  United States    45,000      1,400,400
a Logitech International SA ...............................   Switzerland    140,000      3,679,029
a Network Appliance Inc. ..................................  United States    40,000      1,460,000
Nokia Corp., ADR ..........................................     Finland       65,000      1,292,200
QUALCOMM Inc. .............................................  United States    90,000      3,275,100
                                                                                       --------------
                                                                                         29,185,929
                                                                                       --------------

ENERGY MINERALS 9.3%
BP PLC, ADR ............................................... United Kingdom    60,000      4,026,000
ConocoPhillips ............................................  United States    35,000      2,108,400
Devon Energy Corp. ........................................  United States    60,000      4,010,400
Exxon Mobil Corp. .........................................  United States    85,000      6,070,700
Peabody Energy Corp. ......................................  United States    90,000      3,777,300
                                                                                       --------------
                                                                                         19,992,800
                                                                                       --------------

FINANCE 20.2%
AFLAC Inc. ................................................  United States    90,000      4,042,800
American International Group Inc. .........................  United States    35,000      2,350,950
Bank of America Corp. .....................................  United States   115,000      6,195,050
Capital One Financial Corp. ...............................  United States    45,000      3,569,850
Citigroup Inc. ............................................  United States   140,000      7,022,400

16 | Semiannual Report

Franklin Strategic Series


FRANKLIN BLUE CHIP FUND                                         COUNTRY       SHARES        VALUE
COMMON STOCKS (CONTINUED)
FINANCE (CONTINUED)
Fifth Third Bancorp .......................................  United States    95,000   $  3,785,750
Freddie Mac ...............................................  United States    30,000      2,069,700
The Goldman Sachs Group Inc. ..............................  United States    10,000      1,897,900
a,b Industrial and Commercial Bank of China, 144A .........      China     3,223,200      1,442,259
Merrill Lynch & Co. Inc. ..................................  United States    30,000      2,622,600
SLM Corp. .................................................  United States    65,000      3,164,200
Wells Fargo & Co. .........................................  United States   140,000      5,080,600
                                                                                       --------------
                                                                                         43,244,059
                                                                                       --------------

HEALTH SERVICES 1.9%
a Express Scripts Inc. ....................................  United States    65,000      4,141,800
                                                                                       --------------

HEALTH TECHNOLOGY 11.2%
a Boston Scientific Corp. .................................  United States    80,000      1,272,800
a Celgene Corp. ...........................................  United States    50,000      2,672,000
Johnson & Johnson .........................................  United States    90,000      6,066,000
Medtronic Inc. ............................................  United States    60,000      2,920,800
Pfizer Inc. ...............................................  United States   205,000      5,463,250
Roche Holding AG, ADR .....................................   Switzerland     35,000      3,061,639
Schering-Plough Corp. .....................................  United States   110,000      2,435,400
                                                                                       --------------
                                                                                         23,891,889
                                                                                       --------------

INDUSTRIAL SERVICES 1.2%
GlobalSantaFe Corp. ....................................... Cayman Islands    50,000      2,595,000
                                                                                       --------------

NON-ENERGY MINERALS 1.2%
Alcoa Inc. ................................................  United States    90,000      2,601,900
                                                                                       --------------

PROCESS INDUSTRIES 4.6%
Bunge Ltd. ................................................  United States    80,000      5,128,800
The Scotts Miracle-Gro Co., A .............................  United States    95,000      4,698,700
                                                                                       --------------
                                                                                          9,827,500
                                                                                       --------------
PRODUCER MANAUFACTURING 9.8%
3M Co. ....................................................  United States    65,000      5,124,600
General Electric Co. ......................................  United States    85,000      2,984,350
Johnson Controls Inc. .....................................  United States    45,000      3,669,300
a Mettler-Toledo International Inc. .......................   Switzerland     75,000      5,148,750
United Technologies Corp. .................................  United States    60,000      3,943,200
                                                                                       --------------
                                                                                         20,870,200
                                                                                       --------------

RETAIL TRADE 4.1%
The Home Depot Inc. .......................................  United States    80,000      2,986,400
Wal-Mart Stores Inc. ......................................  United States   115,000      5,667,200
                                                                                       --------------
                                                                                          8,653,600
                                                                                       --------------

TECHNOLOGY SERVICES 4.0%
International Business Machines Corp. .....................  United States    20,000      1,846,600
Microsoft Corp. ...........................................  United States   160,000      4,593,600
Paychex Inc. ..............................................  United States    55,000      2,171,400
                                                                                       --------------
                                                                                          8,611,600
                                                                                       --------------

                                                          Semiannual Report | 17

Franklin Strategic Series


FRANKLIN BLUE CHIP FUND                                         COUNTRY       SHARES        VALUE
COMMON STOCKS (CONTINUED)
TRANSPORTATION 3.1%
FedEx Corp. ...............................................  United States    40,000   $  4,581,600
Southwest Airlines Co. ....................................  United States   130,000      1,953,900
                                                                                       --------------
                                                                                          6,535,500
                                                                                       --------------

UTILITIES 2.2%
Entergy Corp. .............................................  United States    55,000      4,720,650
                                                                                       --------------
TOTAL COMMON STOCKS (COST $174,478,696)                                                 212,523,667
                                                                                       --------------

SHORT TERM INVESTMENT (COST $1,995,207) 0.9%
MONEY MARKET FUND 0.9%
c Franklin Institutional Fiduciary Trust Money Market
Portfolio, 4.96% ..........................................  United States 1,995,207      1,995,207
                                                                                       --------------
TOTAL INVESTMENTS (COST $176,473,903) 100.2% ..............                             214,518,874
OTHER ASSETS, LESS LIABILITIES (0.2)% .....................                                (427,916)
                                                                                       --------------
NET ASSETS 100.0% .........................................                            $214,090,958
                                                                                       --------------

SELECTED PORTFOLIO ABBREVIATION:
ADR - American Depository Receipt

a Non-income producing for the twelve months ended October 31, 2006.
b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At October 31, 2006, the value of this security was $1,442,259, representing 0.67% of net assets.
c See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.





18 |  The accompanying notes are an integral part of these financial statements.

| Semiannual Report

Franklin Strategic Series

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2006 (unaudited)


                                                                                                          FRANKLIN

                                                                                                          BLUE CHIP

                                                                                                            FUND
Assets:

 Investments in securities:

  Cost - Unaffiliated issuers ....................................................................    $174,478,696

  Cost - Sweep Money Fund (Note 7) ...............................................................       1,995,207
                                                                                                    ----------------
  Total cost of investments ......................................................................    $176,473,903
                                                                                                    ----------------
  Value - Unaffiliated issuers ...................................................................    $212,523,667

  Value - Sweep Money Fund (Note 7) ..............................................................       1,995,207
                                                                                                    ----------------
  Total value of investments .....................................................................     214,518,874

 Receivables:

  Capital shares sold ............................................................................          78,601

  Dividends ......................................................................................          71,650
                                                                                                    ----------------
      Total assets ...............................................................................     214,669,125
                                                                                                    ----------------
Liabilities:

 Payables:

  Capital shares redeemed ........................................................................         316,702

  Affiliates .....................................................................................         191,833

  Unaffiliated transfer agent fees ...............................................................          58,323

 Accrued expenses and other liabilities ..........................................................          11,309
                                                                                                    ----------------
      Total liabilities ..........................................................................         578,167
                                                                                                    ----------------
       Net assets, at value ......................................................................    $214,090,958
                                                                                                    ----------------
Net assets consist of:

 Paid-in capital .................................................................................    $188,366,474

 Undistributed net investment income .............................................................       1,134,014

 Net unrealized appreciation (depreciation) ......................................................      38,044,971

 Accumulated net realized gain (loss) ............................................................     (13,454,501)
                                                                                                    ----------------
       Net assets, at value ......................................................................    $214,090,958
                                                                                                    ----------------
CLASS A:

 Net assets, at value ............................................................................    $157,043,527
                                                                                                    ----------------
 Shares outstanding ..............................................................................       9,746,938
                                                                                                    ----------------
 Net asset value per sharea ......................................................................          $16.11
                                                                                                    ----------------
 Maximum offering price per share (net asset value per share/94.25%) .............................          $17.09
                                                                                                    ----------------
CLASS B:

 Net assets, at value ............................................................................     $19,399,437
                                                                                                    ----------------
 Shares outstanding ..............................................................................       1,249,812
                                                                                                    ----------------
 Net asset value and maximum offering price per share a ..........................................          $15.52
                                                                                                    ----------------

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


Semiannual Report |

The accompanying notes are an integral part of these financial statements. | 19

Franklin Strategic Series

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

October 31, 2006 (unaudited)



                                                                                                          FRANKLIN

                                                                                                          BLUE CHIP

                                                                                                            FUND
CLASS C:

 Net assets, at value ............................................................................    $ 32,316,390
                                                                                                    ----------------
 Shares outstanding ..............................................................................       2,075,785
                                                                                                    ----------------
 Net asset value and maximum offering price per share a ..........................................          $15.57
                                                                                                    ----------------
CLASS R:

 Net assets, at value ............................................................................    $  5,331,604
                                                                                                    ----------------
 Shares outstanding ..............................................................................         332,965
                                                                                                    ----------------
 Net asset value and maximum offering price per sharea ...........................................          $16.01
                                                                                                    ----------------

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.

20 |  The accompanying notes are an integral part of these financial statements.

|  Semiannual Report

Franklin Strategic Series

STATEMENT OF OPERATIONS

for the six months ended October 31, 2006 (unaudited)



                                                                                                          FRANKLIN

                                                                                                          BLUE CHIP

                                                                                                            FUND
Investment income:

 Dividends:

  Unaffiliated issuers .............................................................................    $1,690,883

  Sweep Money Fund (Note 7) ........................................................................        94,203

 Other income (Note 8) .............................................................................        77,465
                                                                                                      --------------
      Total investment income ......................................................................     1,862,551
                                                                                                      --------------
Expenses:

 Management fees (Note 3a) .........................................................................       784,887

 Distribution fees: (Note 3c)

  Class A ..........................................................................................       212,140

  Class B ..........................................................................................        97,895

  Class C ..........................................................................................       159,634

  Class R ..........................................................................................        13,679

 Transfer agent fees (Note 3e) .....................................................................       302,904

 Custodian fees (Note 4) ...........................................................................         2,204

 Reports to shareholders ...........................................................................        34,330

 Registration and filing fees ......................................................................        25,514

 Professional fees .................................................................................        14,996

 Trustees' fees and expenses .......................................................................         1,387

 Other .............................................................................................         2,616
                                                                                                      --------------
      Total expenses ...............................................................................     1,652,186

      Expense reductions (Note 4) ..................................................................            (2)

      Expenses waived/paid by affiliates (Note 3f) .................................................      (380,783)
                                                                                                      --------------
       Net expenses ................................................................................     1,271,401
                                                                                                      --------------
        Net investment income ......................................................................       591,150
                                                                                                      --------------
Realized and unrealized gains (losses):

 Net realized gain (loss) from:

  Investments ......................................................................................     3,604,978

  Foreign currency transactions ....................................................................          (297)
                                                                                                      --------------
        Net realized gain (loss) ...................................................................     3,604,681
                                                                                                      --------------
 Net change in unrealized appreciation (depreciation) on investments ...............................     1,120,397
                                                                                                      --------------
Net realized and unrealized gain (loss) ............................................................     4,725,078
                                                                                                      --------------
Net increase (decrease) in net assets resulting from operations ....................................    $5,316,228
                                                                                                      --------------

Semiannual Report |

The accompanying notes are an integral part of these financial statements. | 21

Franklin Strategic Series

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                      FRANKLIN BLUE CHIP FUND

                                                                                                SIX MONTHS ENDED
                                                                                                OCTOBER 31, 2006      YEAR ENDED
                                                                                                   (UNAUDITED)      APRIL 30, 2006
                                                                                              --------------------------------------
Increase (decrease) in net assets:

 Operations:

  Net investment income ....................................................................      $    591,150      $  1,298,038

  Net realized gain (loss) from investments and foreign currency transactions ..............         3,604,681         7,443,007

  Net change in unrealized appreciation (depreciation) on investments ......................         1,120,397        18,516,245
                                                                                              --------------------------------------
      Net increase (decrease) in net assets resulting from operations ......................         5,316,228        27,257,290
                                                                                              --------------------------------------
 Distributions to shareholders from:

  Net investment income:

   Class A .................................................................................                --        (1,312,245)

   Class B .................................................................................                --           (11,077)

   Class C .................................................................................                --           (25,204)

   Class R .................................................................................                --           (33,784)
                                                                                              --------------------------------------
 Total distributions to shareholders .......................................................                --        (1,382,310)
                                                                                              --------------------------------------
 Capital share transactions: (Note 2)

   Class A .................................................................................        (7,532,776)      (14,275,936)

   Class B .................................................................................        (1,724,861)       (5,036,167)

   Class C .................................................................................        (2,052,771)       (5,128,553)

   Class R .................................................................................          (600,319)         (903,728)
                                                                                              --------------------------------------
 Total capital share transactions ..........................................................       (11,910,727)      (25,344,384)
                                                                                              --------------------------------------
 Redemption fees ...........................................................................             1,063             2,525
                                                                                              --------------------------------------
      Net increase (decrease) in net assets ................................................        (6,593,436)          533,121

Net assets:

 Beginning of period .......................................................................       220,684,394       220,151,273
                                                                                              --------------------------------------
 End of period .............................................................................      $214,090,958      $220,684,394
                                                                                              --------------------------------------
Undistributed net investment income included in net assets:

 End of period .............................................................................      $  1,134,014      $    542,864
                                                                                              --------------------------------------

22 |  The accompanying notes are an integral part of these financial statements.

|  Semiannual Report

Franklin Strategic Series

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

FRANKLIN BLUE CHIP FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (the Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end investment company, consisting of twelve separate funds. The Franklin Blue Chip Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class B, Class C, and Class R. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

                                                          Semiannual Report | 23

Franklin Strategic Series

FRANKLIN BLUE CHIP FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

24 | Semiannual Report

Franklin Strategic Series

FRANKLIN BLUE CHIP FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

F. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

                                                          Semiannual Report | 25

Franklin Strategic Series

FRANKLIN BLUE CHIP FUND

2. SHARES OF BENEFICIAL INTEREST

At October 31, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:


                                            SIX MONTHS ENDED                YEAR ENDED
                                            OCTOBER 31, 2006              APRIL 30, 2006

                                          SHARES      AMOUNT           SHARES      AMOUNT
                                      ---------------------------------------------------------
CLASS A SHARES:

  Shares sold ......................      780,281    $ 11,868,469     2,559,316   $ 38,554,615

  Shares issued in reinvestment
   of distributions ................           --              --        79,194      1,217,204

  Shares redeemed ..................   (1,270,311)    (19,401,245)   (3,602,812)   (54,047,755)
                                      ---------------------------------------------------------
  Net increase (decrease) ..........     (490,030)   $ (7,532,776)     (964,302)  $(14,275,936)
                                      ---------------------------------------------------------
CLASS B SHARES:

  Shares sold ......................       48,893    $    699,161        73,711   $  1,053,084

  Shares issued in reinvestment
   of distributions ................           --              --           689         10,268

  Shares redeemed ..................     (163,672)     (2,424,022)     (423,994)    (6,099,519)
                                      ---------------------------------------------------------
  Net increase (decrease) ..........     (114,779)   $ (1,724,861)     (349,594)  $ (5,036,167)
                                      ---------------------------------------------------------
CLASS C SHARES:

  Shares sold ......................      152,694    $  2,252,621       416,720   $  6,105,773

  Shares issued in reinvestment
   of distributions ................           --              --         1,536         22,943

  Shares redeemed ..................     (292,221)     (4,305,392)     (775,521)   (11,257,269)
                                      ---------------------------------------------------------
  Net increase (decrease) ..........     (139,527)   $ (2,052,771)     (357,265)  $ (5,128,553)
                                      ---------------------------------------------------------
CLASS R SHARES:

  Shares sold ......................       37,482    $    570,807        80,566   $  1,203,731

  Shares issued in reinvestment
   of distributions ................           --              --         2,208         33,784

  Shares redeemed ..................      (76,146)     (1,171,126)     (142,734)    (2,141,243)
                                      ---------------------------------------------------------
  Net increase (decrease) ..........      (38,664)   $   (600,319)      (59,960)  $   (903,728)
                                      ---------------------------------------------------------

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:


         SUBSIDIARY                                                            AFFILIATION
         Franklin Advisers, Inc. (Advisers)                                    Investment manager

         Franklin Templeton Services, LLC (FT Services)                        Administrative manager

         Franklin Templeton Distributors, Inc. (Distributors)                  Principal underwriter

         Franklin Templeton Investor Services, LLC (Investor Services)         Transfer agent

26 | Semiannual Report

Franklin Strategic Series

FRANKLIN BLUE CHIP FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

    ANNUALIZED FEE RATE        NET ASSETS

           0.750%              Up to and including $500 million

           0.625%              Over $500 million, up to and including $1 billion

           0.500%              In excess of $1 billion

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors up to 0.35% per year of Class A's average daily net assets for costs incurred in connection with the sale and distribution of the Fund's shares. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class B ...................................................  1.00%

Class C ...................................................  1.00%

Class R ...................................................  0.50%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to unaffiliated broker/dealers .................................................  $29,894

Contingent deferred sales charges retained ......................  $15,978

                                                          Semiannual Report | 27

Franklin Strategic Series

FRANKLIN BLUE CHIP FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $302,904, of which $211,602 was retained by Investor Services.

F. VOLUNTARY WAIVER AND EXPENSE REIMBURSEMENTS

Advisers agreed in advance to voluntarily waive a portion of management fees. Total expenses waived by Advisers are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended October 31, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At April 30, 2006, the Fund had tax basis capital losses of $14,428,047 expiring on April 30, 2011.

At October 31, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ................................  $179,092,770
                                                      --------------

Unrealized appreciation ............................  $ 45,162,752

Unrealized depreciation ............................    (9,736,648)
                                                      --------------
Net unrealized appreciation (depreciation) .........  $ 35,426,104
                                                      --------------

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

28 | Semiannual Report

Franklin Strategic Series

FRANKLIN BLUE CHIP FUND

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended October 31, 2006, aggregated $35,660,965 and $44,342,684, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed.

On June 23, 2006, the SEC approved the IDC's proposed plan of distribution arising from the December 13, 2004 SEC Order. The relevant funds recorded the settlement as other income and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC's order and the plan was completed in September 2006.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC's market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with

                                                          Semiannual Report | 29

Franklin Strategic Series

FRANKLIN BLUE CHIP FUND

8. REGULATORY MATTERS (CONTINUED)

respect to the market timing Plan of Distribution. The SEC anticipates that Notice of the Plan will be published on or after November 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

9. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

30 | Semiannual Report

Franklin Strategic Series

SHAREHOLDER INFORMATION

FRANKLIN BLUE CHIP FUND

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

                                                          Semiannual Report | 31

                      This page intentionally left blank.

LITERATURE REQUEST


LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS
INTERNATIONAL
Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND
Franklin Balanced Fund
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

RETIREMENT TARGET FUNDS
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME
Franklin Adjustable U.S. Government
  Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California 8
Colorado
Connecticut
Florida 8
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products
  Trust 9

1.The fund is closed to new investors. Existing shareholders can continue adding to their accounts.
2.The fund is only open to existing shareholders and select retirement plans. 3.The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
4.An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.
6.For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable. 7.Portfolio of insured municipal securities.
8.These funds are available in two or more variations, in cluding long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).
9.The funds of the Franklin Templeton Variable Insurance Products Trust are gen erally available only through insurance company variable contracts.


09/06                                          Not part of the semiannual report

[GRAPHIC OMITTED] [FRANKLIN TEMPLETON LOGO]

FRANKLIN TEMPLETON
  INVESTMENTS

One Franklin Parkway
San Mateo, CA 94403-1906


WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.


SEMIANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN BLUE CHIP FUND



INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


483 S2006 12/06





















                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                                OCTOBER 31, 2006
--------------------------------------------------------------------------------

                                           A series of Franklin Strategic Series

--------------------------------------------------------------------------------
SEMIANNUAL REPORT AND SHAREHOLDER LETTER                      INCOME
--------------------------------------------------------------------------------
                                                     WANT TO RECEIVE
                                                     THIS DOCUMENT
                                                     FASTER VIA EMAIL?
                  FRANKLIN
            STRATEGIC INCOME FUND                    Eligible shareholders can
                                                     sign up for eDelivery at
                                                     franklintempleton.com.
                                                     See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

                              Franklin Templeton Investments

                              GAIN FROM OUR PERSPECTIVE(R)

                              Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE         Each of our portfolio management groups operates
                              autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                              FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                              TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                              MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION          Because our management groups work independently
                              and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST     At Franklin Templeton Investments, we seek to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the semiannual report

Contents

SHAREHOLDER LETTER ........................................................    1

SEMIANNUAL REPORT

Franklin Strategic Income Fund ............................................    3

Performance Summary .......................................................    9

Your Fund's Expenses ......................................................   12

Financial Highlights and Statement of Investments .........................   14

Financial Statements ......................................................   34

Notes to Financial Statements .............................................   38

Shareholder Information ...................................................   51

--------------------------------------------------------------------------------

Semiannual Report

Franklin Strategic Income Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin Strategic Income Fund seeks a high level of current income, with capital appreciation over the long term as a secondary objective. The Fund uses an active asset allocation process and invests at least 65% of its assets in U.S. and foreign debt securities, which include all varieties of fixed and floating rate income securities, including bonds, mortgage securities and other asset-backed securities, and convertible securities.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This semiannual report for Franklin Strategic Income Fund covers the period ended October 31, 2006.

PERFORMANCE OVERVIEW

Franklin Strategic Income Fund - Class A posted a +3.72% cumulative total return for the six months under review. The Fund underperformed its benchmark, the Lehman Brothers (LB) U.S. Aggregate Index, which had a +4.60% total return for the same period. 1 During the same period, the Fund outperformed its peers as measured by the Lipper Multi-Sector Income Funds Classification Average's +3.62% total return. 2 You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.

1. Source: Lehman Brothers Inc. The LB U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization. The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2. Source: Lipper Inc. The Lipper Multi-Sector Income Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocating assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the six-month period ended 10/31/06, there were 122 funds in this category. Lipper calculations do not include sales charges or expense subsidization by a fund's manager. The Lipper average includes reinvestment of any income or distributions. Fund performance relative to the average may have differed if these or other factors had been considered. Past performance does not guarantee future results. One cannot invest directly in a Lipper average, nor is the average representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 19.


                                                           Semiannual Report | 3

ECONOMIC AND MARKET OVERVIEW

The U.S. economy continued to grow during the period under review, although the pace in the second and third quarters of 2006 slowed from the first quarter's 5.6% annualized rate. Overall, several factors contributed to real growth. During most of the reporting period, labor markets improved, indicated by non-farm payroll data and the unemployment rate. Rising personal income also helped support consumer spending increases. However, the economy experienced rising inflation pressures, largely due to high energy prices and increasing labor costs. In addition, productivity growth slowed and the housing market cooled.

Oil prices reached a historical high during the reporting period, but moved lower by period-end. Core inflation, which excludes food and energy costs, remained contained but nonetheless began to experience some upward pressure. For example, while October's headline Consumer Price Index (CPI) reported a 12-month rise of 1.3%, core CPI increased 2.7%. 3 Oil prices fell in the latter part of the reporting period, partly due to ample supply and easing demand. Many retail goods prices also declined. Lower prices, in conjunction with relatively stable inflation, contributed to declining interest rates.

Several times during the period the Federal Reserve Board (Fed) acknowledged the economy's strength as well as the potential inflationary pressure from high energy prices. The Fed raised the federal funds target rate to 5.25%, and then has kept the rate steady since June. The Fed indicated its future decisions would be highly dependent on forthcoming economic data. The 10-year Treasury note yield rose from 5.07% at the beginning of the period to a high of 5.25% on June 28 and then fell to 4.61% on October 31, 2006. The decline reflected some concerns about the slowing housing market and its potential effect on the economy.

Outside the U.S., economic growth remained strong for the period under review and demonstrated resilience to higher commodity prices, including oil, and the normalization of global interest rates. Regionally, growth was generally robust in Asia and strengthened in Europe.

Asia's growth was accompanied by increasing domestic demand in some countries. The region's trade surpluses outside of China narrowed, as oil prices and stronger domestic demand contributed to rising imports. Although Asia's interest rate policy tightened, the most notable shift in monetary policy was in Japan. During the period, the country ended its policy of quantitative easing and a zero percent interest rate, adopted in 2001 to combat entrenched deflation and weak domestic growth prospects. Stronger domestic demand, driven

3.    Source: Bureau of Labor Statistics.


4 | Semiannual Report
by investment, and prospects for sustainable positive inflation led the Bank of Japan to increase interest rates 25 basis points (equal to 0.25 percentage point) in July 2006.

Driven by exports and investment, Europe's growth rates during the six-month period notably improved and were generally above trend. Euro-zone growth reached 2.7% in second quarter 2006 compared with the same quarter of 2005. 4 The European Central Bank raised interest rates to 3.25% during the reporting period. Although unemployment rates remained high in some of the larger economies such as Germany and France, they exhibited gradual improvement. Similar trends, sometimes amplified, could be found throughout non-euro European countries such as Poland, Norway and Sweden. Although these three countries experienced a low inflation/strong growth environment, tighter labor markets and rising resource utilization indicated building pressure on resources. Norway's and Sweden's central banks also raised interest rates during the period.

INVESTMENT STRATEGY

The Fund uses an active asset allocation strategy, investing across the fixed income market in sectors including high yield and investment grade corporate bonds, international developed and emerging market bonds, U.S. government and agency securities, mortgage- and other asset-backed securities, corporate bank loans, convertible securities and preferred stocks. In addition to our bottom-up fundamental analysis of market sectors, industries and issuers, we evaluate country risk, business cycles, yield curves, and values between and within markets as part of our portfolio construction process.

MANAGER'S DISCUSSION

With the Fed on hold throughout the latter half of the reporting period, the resulting decline in intermediate- and long-term interest rates generally drove the domestic fixed income markets to healthy returns and supported the Fund's gains. Although the Fund outperformed its peer group, as measured by the Lipper Multi-Sector Income Funds Classification Average's return, it lagged the performance of the benchmark LB U.S. Aggregate Index, partly due to the index's greater sensitivity to U.S. interest rates.

Within the more credit-sensitive sectors of the fixed income market, high yield corporate fundamentals remained supportive, aided by positive corporate earnings growth, healthy balance sheet liquidity, and default rates that remained near

4.    Source: Eurostat.


                                                           Semiannual Report | 5

DIVIDEND DISTRIBUTIONS*
5/1/06-10/31/06

-------------------------------------------------------------------------------------------
                                           DIVIDEND PER SHARE
               ----------------------------------------------------------------------------
MONTH            CLASS A         CLASS B         CLASS C         CLASS R      ADVISOR CLASS
-------------------------------------------------------------------------------------------
May             5.00 cents     4.65 cents      4.65 cents       4.78 cents     5.21 cents
-------------------------------------------------------------------------------------------
June            5.00 cents     4.66 cents      4.68 cents       4.80 cents     5.21 cents
-------------------------------------------------------------------------------------------
July            5.00 cents     4.66 cents      4.68 cents       4.80 cents     5.20 cents
-------------------------------------------------------------------------------------------
August          5.00 cents     4.66 cents      4.68 cents       4.80 cents     5.21 cents
-------------------------------------------------------------------------------------------
September       5.00 cents     4.67 cents      4.67 cents       4.80 cents     5.21 cents
-------------------------------------------------------------------------------------------
October         5.00 cents     4.67 cents      4.67 cents       4.80 cents     5.21 cents
-------------------------------------------------------------------------------------------
TOTAL          30.00 CENTS     27.97 CENTS     28.03 CENTS     28.78 CENTS     31.25 CENTS
-------------------------------------------------------------------------------------------

* All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

historical lows. Corporate yield spreads over Treasuries did widen somewhat during the period, from 3.3 to 3.6 percentage points above Treasuries. However, the high yield sector, with its yield advantage, was still able to perform in line with the broader fixed income market as measured by the Credit Suisse (CS) High Yield Index's +4.66% total return versus the LB U.S. Aggregate Index's +4.60% gain for the six months ended October 31, 2006. 5 Although high yield bonds continued to represent the Fund's largest sector weighting at period-end, with valuations historically tight, we modestly reduced the portfolio's exposure to this sector during the period.

The leveraged corporate bank loan sector also benefited from the positive corporate fundamental trends. In addition, given a slightly inverted yield curve (intermediate- and long-term Treasury yields were less than short-term yields), we believed the current income and return potential from corporate loans had become more compelling because income from these floating-rate instruments is based on short-term interest rates. Consequently, we increased the portfolio's exposure to this sector during the period.

The U.S. dollar-based emerging market sovereign debt sector experienced a brief period of weakness in May and rallied through period-end. As a result, valuations ended the reporting period near their historically tightest yield spread levels relative to Treasuries. Although fundamentals remained positive for many emerging market sovereign issuers, we continued to reduce the portfolio's exposure to this sector given what we considered to be full valuations.

5. Sources: Credit Suisse; Lehman Brothers Inc. The CS High Yield Index is designed to mirror the investable universe of the U.S. dollar-denominated high yield debt market. See footnote 1 for a description of the LB U.S. Aggregate Index.


6 | Semiannual Report

PORTFOLIO BREAKDOWN
Based on Total Net Assets

--------------------------------------------------------------------------------
                                                         10/31/06        4/30/06
--------------------------------------------------------------------------------
High Yield Corporate Bonds & Preferred Stocks              29.7%          30.1%
--------------------------------------------------------------------------------
Other International Bonds (non-$US)                        13.8%          13.8%
--------------------------------------------------------------------------------
Mortgages & Other Asset-Backed Bonds                       13.5%          14.3%
--------------------------------------------------------------------------------
Floating Rate Bank Loans                                   10.8%           9.4%
--------------------------------------------------------------------------------
U.S. Government & Agency Bonds                              9.1%           8.2%
--------------------------------------------------------------------------------
International Developed Country Bonds (non-$US)             9.1%           9.4%
--------------------------------------------------------------------------------
Emerging Market Bonds ($US)                                 4.6%           5.9%
--------------------------------------------------------------------------------
Investment Grade Corporate Bonds                            4.3%           4.9%
--------------------------------------------------------------------------------
Convertible Securities                                      1.5%           1.0%
--------------------------------------------------------------------------------
Common Stocks & Warrants                                    0.0%*          0.0%*
--------------------------------------------------------------------------------
Short-Term Investments & Other Net Assets                   3.6%           3.0%
--------------------------------------------------------------------------------

*     Rounds to less than 0.1% of net assets.

We maintained exposure in non-U.S. dollar fixed income securities, given our continued view that the record U.S. current account deficit will serve to dampen performance of the U.S. dollar relative to certain foreign currencies. Moreover, although the Fed appeared to be keeping short-term interest rates steady at period-end, many other countries held more of a tightening bias for their short-term rates. This may help further support those foreign currencies as foreign and U.S. interest rate differentials narrow. During the period, we initiated positions in Japanese yen-denominated bonds, given our view that the yen may benefit from the trends noted above and considering the currency's weakness since the beginning of 2005.

In the more U.S. interest-rate sensitive sectors of the Fund, we added portfolio exposure to mortgages during the period as valuations appeared attractive based upon our internal analytical models. However, as mortgage spreads and longer-term interest rates declined toward period-end, we pared back some of this exposure.


                                                           Semiannual Report | 7

Thank you for your continued participation in Franklin Strategic Income Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]         /s/ Christopher J. Molumphy

                        Christopher J. Molumphy, CFA


[PHOTO OMITTED]         /s/ Eric G. Takaha

                        Eric G. Takaha, CFA

                        Portfolio Management Team
                        Franklin Strategic Income Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


8 | Semiannual Report

Performance Summary as of 10/31/06

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FRSTX)                                      CHANGE        10/31/06        4/30/06
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                        +$0.07          $10.27         $10.20
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS (5/1/06-10/31/06)
--------------------------------------------------------------------------------------------------
Dividend Income                              $0.3000
--------------------------------------------------------------------------------------------------
CLASS B (SYMBOL: FKSBX)                                      CHANGE        10/31/06        4/30/06
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                        +$0.06          $10.30         $10.24
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS (5/1/06-10/31/06)
--------------------------------------------------------------------------------------------------
Dividend Income                              $0.2797
--------------------------------------------------------------------------------------------------
CLASS C (SYMBOL: FSGCX)                                      CHANGE        10/31/06        4/30/06
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                        +$0.07          $10.27         $10.20
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS (5/1/06-10/31/06)
--------------------------------------------------------------------------------------------------
Dividend Income                              $0.2803
--------------------------------------------------------------------------------------------------
CLASS R (SYMBOL: FKSRX)                                      CHANGE        10/31/06        4/30/06
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                        +$0.07          $10.25         $10.18
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS (5/1/06-10/31/06)
--------------------------------------------------------------------------------------------------
Dividend Income                              $0.2878
--------------------------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FKSAX)                                CHANGE        10/31/06        4/30/06
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                        +$0.06          $10.27         $10.21
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS (5/1/06-10/31/06)
--------------------------------------------------------------------------------------------------
Dividend Income                              $0.3125
--------------------------------------------------------------------------------------------------


                                                           Semiannual Report | 9

PERFORMANCE 1

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-------------------------------------------------------------------------------------------------------------------
CLASS A                                          6-MONTH            1-YEAR           5-YEAR            10-YEAR
-------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                         +3.72%            +8.10%          +54.80%            +99.12%
-------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                     -0.67%            +3.48%           +8.19%             +6.66%
-------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4                                  +1.52%           +8.57%             +6.63%
-------------------------------------------------------------------------------------------------------------------
   Distribution Rate 5                             5.59%
-------------------------------------------------------------------------------------------------------------------
      30-Day Standardized Yield 6                  4.90%
-------------------------------------------------------------------------------------------------------------------
CLASS B                                          6-MONTH            1-YEAR           5-YEAR      INCEPTION (1/1/99)
-------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                         +3.40%            +7.64%          +51.74%            +62.93%
-------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                     -0.60%            +3.64%           +8.41%             +6.43%
-------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4                                  +1.55%           +8.81%             +6.35%
-------------------------------------------------------------------------------------------------------------------
   Distribution Rate 5                             5.44%
-------------------------------------------------------------------------------------------------------------------
      30-Day Standardized Yield 6                  4.73%
-------------------------------------------------------------------------------------------------------------------
CLASS C                                          6-MONTH            1-YEAR           5-YEAR      INCEPTION (5/1/98)
-------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                         +3.52%            +7.68%          +51.79%            +63.30%
-------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                     +2.52%            +6.68%           +8.70%             +5.94%
-------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4                                  +4.58%           +9.08%             +5.84%
-------------------------------------------------------------------------------------------------------------------
   Distribution Rate 5                             5.46%
-------------------------------------------------------------------------------------------------------------------
      30-Day Standardized Yield 6                  4.72%
-------------------------------------------------------------------------------------------------------------------
CLASS R                                          6-MONTH            1-YEAR           3-YEAR      INCEPTION (1/1/02)
-------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                         +3.60%            +7.85%          +22.83%            +49.23%
-------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                     +3.60%            +7.85%           +7.09%             +8.65%
-------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4                                  +5.75%           +6.91%             +8.52%
-------------------------------------------------------------------------------------------------------------------
   Distribution Rate 5                             5.62%
-------------------------------------------------------------------------------------------------------------------
      30-Day Standardized Yield 6                  4.88%
-------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS 7                                  6-MONTH            1-YEAR           5-YEAR            10-YEAR
-------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                         +3.74%            +8.37%          +56.72%           +102.67%
-------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                     +3.74%            +8.37%           +9.40%             +7.32%
-------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4                                  +6.26%           +9.80%             +7.29%
-------------------------------------------------------------------------------------------------------------------
   Distribution Rate 5                             6.09%
-------------------------------------------------------------------------------------------------------------------
      30-Day Standardized Yield 6                  5.38%
-------------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


10 | Semiannual Report

ENDNOTES

BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. HIGH YIELDS REFLECT THE HIGHER CREDIT RISKS ASSOCIATED WITH CERTAIN LOWER-RATED SECURITIES HELD IN THE PORTFOLIO. FLOATING-RATE LOAN SECURITIES AND HIGH-YIELD CORPORATE BONDS TEND TO BE RATED BELOW INVESTMENT GRADE. INVESTING IN HIGHER-YIELDING, LOWER-RATED SECURITIES INVOLVES GREATER RISK OF DEFAULT, WHICH COULD RESULT IN LOSS OF PRINCIPAL -- A RISK THAT MAY BE HEIGHTENED IN A SLOWING ECONOMY. SECURITIES WITH FLOATING INTEREST RATES GENERALLY ARE LESS SENSITIVE TO INTEREST RATE CHANGES, BUT MAY DECLINE IN VALUE IF THEIR INTEREST RATES DO NOT RISE AS MUCH AS INTEREST RATES IN GENERAL. THE RISKS OF FOREIGN SECURITIES INCLUDE CURRENCY FLUCTUATIONS AND POLITICAL UNCERTAINTY. THE FUND IS CLASSIFIED AS A NONDIVERSIFIED FUND BECAUSE IT MAY INVEST A GREATER PORTION OF ITS ASSETS IN THE SECURITIES OF ONE ISSUER THAN A DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

1. Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Distribution rate is based on an annualization of the respective class's October dividend and the maximum offering price (NAV for Classes B, C, R and Advisor) per share on 10/31/06.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/06.

7. Effective 9/1/99, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 8/12/99, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 8/11/99, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 9/1/99 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +72.69% and +7.86%.


                                                          Semiannual Report | 11

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


12 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------------------
                                                BEGINNING ACCOUNT        ENDING ACCOUNT      EXPENSES PAID DURING
CLASS A                                           VALUE 5/1/06           VALUE 10/31/06     PERIOD* 5/1/06-10/31/06
-------------------------------------------------------------------------------------------------------------------
Actual                                                $1,000                $1,037.20                $4.47
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000                $1,020.41                $4.43
-------------------------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------------------------
Actual                                                $1,000                $1,034.00                $6.46
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000                $1,018.45                $6.41
-------------------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------------------
Actual                                                $1,000                $1,035.20                $6.41
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000                $1,018.50                $6.36
-------------------------------------------------------------------------------------------------------------------
CLASS R
-------------------------------------------------------------------------------------------------------------------
Actual                                                $1,000                $1,036.00                $5.70
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000                $1,019.19                $5.66
-------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
-------------------------------------------------------------------------------------------------------------------
Actual                                                $1,000                $1,037.40                $3.18
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000                $1,021.67                $3.16
-------------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.88%; B: 1.28%; C: 1.27%; R: 1.13%; and Advisor: 0.63%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                          Semiannual Report | 13

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN STRATEGIC INCOME FUND

                                                   --------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED
                                                   OCTOBER 31, 2006                        YEAR ENDED APRIL 30,
CLASS A                                               (UNAUDITED)        2006         2005         2004         2003         2002
                                                   --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .............    $    10.20       $  10.24     $  10.09     $   9.65     $   9.36     $   9.58
                                                      -----------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b .........................          0.27           0.51         0.53         0.56         0.65         0.75

 Net realized and unrealized gains (losses) ......          0.10           0.05         0.27         0.54         0.35        (0.20)
                                                      -----------------------------------------------------------------------------
Total from investment operations .................          0.37           0.56         0.80         1.10         1.00         0.55
                                                      -----------------------------------------------------------------------------
Less distributions from net investment income ....         (0.30)         (0.60)       (0.65)       (0.66)       (0.71)       (0.77)
                                                      -----------------------------------------------------------------------------
Redemption fees ..................................            -- e           -- e         -- e         --           --           --
                                                      -----------------------------------------------------------------------------
Net asset value, end of period ...................    $    10.27       $  10.20     $  10.24     $  10.09     $   9.65     $   9.36
                                                      =============================================================================

Total return c ...................................          3.72%          5.69%        8.10%       11.69%       11.60%        6.00%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ................    $1,182,315       $998,182     $696,198     $446,282     $336,607     $261,446

Ratios to average net assets:

 Expenses before waiver and payments
  by affiliates ..................................          0.88% f        0.91%        0.92%        0.92%        0.96%        0.95%

 Expenses net of waiver and payments
  by affiliates ..................................          0.88% f,g      0.91% g      0.91% g      0.92% g      0.88%        0.84%

 Net investment income ...........................          5.23% f        5.05%        5.18%        5.53%        7.30%        8.03%

Portfolio turnover rate ..........................         17.86%         34.10%       48.57%       66.57%       67.65%       50.64%

Portfolio turnover rate excluding mortgage
 dollar rolls d ..................................         17.86%         33.59%       39.91%       52.35%       53.25%       49.88%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     See Note 1(e) regarding mortgage dollar rolls.

e     Amount rounds to less than $0.01 per share.

f     Annualized.

g     Benefit of expense reduction rounds to less than 0.01%.


14 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

                                                    ------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED
                                                    OCTOBER 31, 2006                      YEAR ENDED APRIL 30,
CLASS B                                               (UNAUDITED)       2006         2005         2004         2003         2002
                                                    ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .............     $  10.24       $  10.27     $  10.12     $   9.67     $   9.38     $   9.61
                                                       ---------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b .........................         0.25           0.47         0.49         0.52         0.61         0.72

 Net realized and unrealized gains (losses) ......         0.09           0.06         0.27         0.55         0.35        (0.21)
                                                       ---------------------------------------------------------------------------
Total from investment operations .................         0.34           0.53         0.76         1.07         0.96         0.51
                                                       ---------------------------------------------------------------------------
Less distributions from net investment income ....        (0.28)         (0.56)       (0.61)       (0.62)       (0.67)       (0.74)
                                                       ---------------------------------------------------------------------------
Redemption fees ..................................           -- e           -- e         -- e         --           --           --
                                                       ---------------------------------------------------------------------------
Net asset value, end of period ...................     $  10.30       $  10.24     $  10.27     $  10.12     $   9.67     $   9.38
                                                       ===========================================================================

Total return c ...................................         3.40%          5.34%        7.65%       11.33%       11.14%        5.57%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ................     $104,582       $104,477     $110,502     $ 91,974     $ 61,254     $ 40,821

Ratios to average net assets:

 Expenses before waiver and payments
  by affiliates ..................................         1.28% f        1.31%        1.32%        1.32%        1.36%        1.35%

 Expenses net of waiver and payments
  by affiliates ..................................         1.28% f,g      1.31% g      1.31% g      1.32% g      1.28%        1.24%

 Net investment income ...........................         4.83% f        4.65%        4.78%        5.13%        6.90%        7.65%

Portfolio turnover rate ..........................        17.86%         34.10%       48.57%       66.57%       67.65%       50.64%

Portfolio turnover rate excluding mortgage
 dollar rolls d ..................................        17.86%         33.59%       39.91%       52.35%       53.25%       49.88%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     See Note 1(e) regarding mortgage dollar rolls.

e     Amount rounds to less than $0.01 per share.

f     Annualized.

g     Benefit of expense reduction rounds to less than 0.01%.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 15

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

                                                     ------------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                     OCTOBER 31, 2006               YEAR ENDED APRIL 30,
CLASS C                                                (UNAUDITED)       2006         2005         2004         2003         2002
                                                     ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .............      $  10.20       $  10.24     $  10.09     $   9.64     $   9.36     $   9.58
                                                        ---------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b .........................          0.25           0.47         0.49         0.52         0.61         0.72

 Net realized and unrealized gains (losses) ......          0.10           0.05         0.27         0.55         0.34        (0.20)
                                                        ---------------------------------------------------------------------------
Total from investment operations .................          0.35           0.52         0.76         1.07         0.95         0.52
                                                        ---------------------------------------------------------------------------
Less distributions from net investment income ....         (0.28)         (0.56)       (0.61)       (0.62)       (0.67)       (0.74)
                                                        ---------------------------------------------------------------------------
Redemption fees ..................................            -- e           -- e         -- e         --           --           --
                                                        ---------------------------------------------------------------------------
Net asset value, end of period ...................      $  10.27       $  10.20     $  10.24     $  10.09     $   9.64     $   9.36
                                                        ===========================================================================

Total return c ...................................          3.52%          5.27%        7.67%       11.36%       11.18%        5.47%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ................      $336,450       $294,412     $213,741     $151,823     $ 86,153     $ 58,851

Ratios to average net assets:

 Expenses before waiver and payments
  by affiliates ..................................          1.27% f        1.31%        1.32%        1.32%        1.36%        1.35%

 Expenses net of waiver and payments by
  affiliates .....................................          1.27% f,g      1.31% g      1.31% g      1.32% g      1.28%        1.24%

 Net investment income ...........................          4.84% f        4.65%        4.78%        5.13%        6.90%        7.64%

Portfolio turnover rate ..........................         17.86%         34.10%       48.57%       66.57%       67.65%       50.64%

Portfolio turnover rate excluding mortgage
 dollar rolls d ..................................         17.86%         33.59%       39.91%       52.35%       53.25%       49.88%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     See Note 1(e) regarding mortgage dollar rolls.

e     Amount rounds to less than $0.01 per share.

f     Annualized.

g     Benefit of expense reduction rounds to less than 0.01%.


16 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

                                                     --------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                     OCTOBER 31, 2006                    YEAR ENDED APRIL 30,
CLASS R                                                (UNAUDITED)       2006        2005        2004        2003        2002 h
                                                     --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..............      $ 10.18       $ 10.22     $ 10.07     $  9.63     $  9.34      $  9.39
                                                         ----------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ..........................         0.25          0.49        0.51        0.53        0.63         0.28

 Net realized and unrealized gains (losses) .......         0.11          0.05        0.26        0.55        0.35        (0.09)
                                                         ----------------------------------------------------------------------
Total from investment operations ..................         0.36          0.54        0.77        1.08        0.98         0.19
                                                         ----------------------------------------------------------------------
Less distributions from net investment income .....        (0.29)        (0.58)      (0.62)      (0.64)      (0.69)       (0.24)
                                                         ----------------------------------------------------------------------
Redemption fees ...................................           -- e          -- e        -- e        --          --           --
                                                         ----------------------------------------------------------------------
Net asset value, end of period ....................      $ 10.25       $ 10.18     $ 10.22     $ 10.07     $  9.63      $  9.34
                                                         ======================================================================

Total return c ....................................         3.60%         5.44%       7.86%      11.45%      11.35%        2.07%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .................      $44,512       $32,971     $17,859     $ 7,324     $ 1,558      $ 1,239

Ratios to average net assets:

 Expenses before waiver and payments
  by affiliates ...................................         1.13% f       1.16%       1.17%       1.17%       1.21%        1.20% f

 Expenses net of waiver and payments
  by affiliates ...................................         1.13% f,g     1.16% g     1.16% g     1.17% g     1.13%        1.09% f

 Net investment income ............................         4.98% f       4.80%       4.93%       5.28%       7.05%        9.18% f

Portfolio turnover rate ...........................        17.86%        34.10%      48.57%      66.57%      67.65%       50.64%

Portfolio turnover rate excluding mortgage
 dollar rolls d ...................................        17.86%        33.59%      39.91%      52.35%      53.25%       49.88%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     See Note 1(e) regarding mortgage dollar rolls.

e     Amount rounds to less than $0.01 per share.

f     Annualized.

g     Benefit of expense reduction rounds to less than 0.01%.

h     For the period January 1, 2002 (effective date) to April 30, 2002.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 17

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

                                                      --------------------------------------------------------------------------
                                                      SIX MONTHS ENDED
                                                      OCTOBER 31, 2006                    YEAR ENDED APRIL 30,
ADVISOR CLASS                                           (UNAUDITED)       2006        2005        2004        2003         2002
                                                      --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..............       $ 10.21       $ 10.24     $ 10.09     $  9.65     $  9.36      $  9.59
                                                          ----------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ..........................          0.28          0.54        0.56        0.58        0.69         0.78

 Net realized and unrealized gains (losses) .......          0.09          0.06        0.26        0.54        0.33        (0.21)
                                                          ----------------------------------------------------------------------
Total from investment operations ..................          0.37          0.60        0.82        1.12        1.02         0.57
                                                          ----------------------------------------------------------------------
Less distributions from net investment income .....         (0.31)        (0.63)      (0.67)      (0.68)      (0.73)       (0.80)
                                                          ----------------------------------------------------------------------
Redemption fees ...................................            -- e          -- e        -- e        --          --           --
                                                          ----------------------------------------------------------------------
Net asset value, end of period ....................       $ 10.27       $ 10.21     $ 10.24     $ 10.09     $  9.65      $  9.36
                                                          ======================================================================

Total return c ....................................          3.74%         6.05%       8.37%      11.97%      11.87%        6.27%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .................       $52,339       $57,367     $60,489     $39,784     $34,224      $31,493

Ratios to average net assets:

 Expenses before waiver and payments by
  affiliates ......................................          0.63% f       0.66%       0.67%       0.67%       0.71%        0.70%

 Expenses net of waiver and payments by
  affiliates ......................................          0.63% f,g     0.66% g     0.66% g     0.67% g     0.63%        0.59%

 Net investment income ............................          5.48% f       5.30%       5.43%       5.78%       7.55%        8.29%

Portfolio turnover rate ...........................         17.86%        34.10%      48.57%      66.57%      67.65%       50.64%

Portfolio turnover rate excluding mortgage
 dollar rolls d ...................................         17.86%        33.59%      39.91%      52.35%      53.25%       49.88%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c     Total return is not annualized for periods less than one year.

d     See Note 1(e) regarding mortgage dollar rolls.

e     Amount rounds to less than $0.01 per share.

f     Annualized.

g     Benefit of expense reduction rounds to less than 0.01%.


18 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, OCTOBER 31, 2006 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN STRATEGIC INCOME FUND                                         COUNTRY/ORGANIZATION        SHARES              VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 93.1%
    COMMON STOCKS 0.0%a
    PRODUCER MANUFACTURING 0.0%a
b,c Cambridge Industries Liquidating Trust Interest ....................       United States              516,372     $          568
b,c VS Holdings Inc. ...................................................       United States               64,666                 --
                                                                                                                      --------------
    TOTAL COMMON STOCKS (COST $64,666)                                                                                           568
                                                                                                                      --------------
    CONVERTIBLE PREFERRED STOCKS 0.8%
    ENERGY MINERALS 0.2%
    Chesapeake Energy Corp., 6.25%, cvt. pfd. ..........................       United States               12,900          3,522,255
                                                                                                                      --------------
    FINANCE 0.1%
    Fannie Mae, 5.375%, cvt. pfd. ......................................       United States                   29          2,809,371
                                                                                                                      --------------
    HEALTH TECHNOLOGY 0.3%
    Schering-Plough Corp., 6.00%, cvt. pfd. ............................       United States               91,000          5,010,460
                                                                                                                      --------------
    PROCESS INDUSTRIES 0.2%
    Huntsman Corp., 5.00%, cvt. pfd. ...................................       United States               82,000          3,157,000
                                                                                                                      --------------
    TOTAL CONVERTIBLE PREFERRED STOCKS (COST $14,886,033) ..............                                                  14,499,086
                                                                                                                      --------------

                                                                                                 --------------------
                                                                                                  PRINCIPAL AMOUNT d
                                                                                                 --------------------
e,f SENIOR FLOATING RATE INTERESTS 10.8%
    COMMERCIAL SERVICES 0.8%
    Affiliated Computer Services Inc.,
       Additional Term Loan, 7.39% - 7.40%, 3/20/13 ....................       United States            4,119,675          4,125,443
       Term Loan B, 7.389%, 3/20/13 ....................................       United States              607,410            608,260
  g Dealer Computer Services Inc. (Reynolds & Reynolds), First Lien
     Term Loan, 9.75%, 10/26/12 ........................................       United States            3,635,000          3,658,773
    R.H. Donnelley Inc.,
       Term Loan A-4, 6.60% - 6.63%, 12/31/09 ..........................       United States              196,288            195,754
       Term Loan D-2, 6.85% - 6.90%, 6/30/11 ...........................       United States            5,158,754          5,147,972
                                                                                                                      --------------
                                                                                                                          13,736,202
                                                                                                                      --------------
    COMMUNICATIONS 0.7%
    Alaska Communications Systems Holdings Inc.,
       2006-1 Incremental Facility Loan, 7.117%, 2/01/12 ...............       United States              265,000            264,615
       Incremental Term Loan, 7.117%, 2/01/12 ..........................       United States              146,800            146,524
       Term Loan, 7.117%, 2/01/12 ......................................       United States            5,568,200          5,557,732
    Windstream Corp., Term Loan B, 7.12%, 7/17/13 ......................       United States            5,408,738          5,436,539
                                                                                                                      --------------
                                                                                                                          11,405,410
                                                                                                                      --------------
    CONSUMER DURABLES 0.8%
    Eastman Kodak Co.,
       Term Loan B1, 7.57% - 7.649%, 10/18/12 ..........................       United States            3,503,878          3,516,527
       Term Loan B2 (Delayed Draw), 7.57% - 7.655%, 10/18/12 ...........       United States            1,413,494          1,418,795
    Jarden Corp., Term Loan B2, 7.117%, 1/24/12 ........................       United States            4,938,211          4,940,038
    Stile Acquisition Corp. (Masonite), Canadian Term Loan,
     7.367% - 7.38%, 4/05/13 ...........................................          Canada                2,443,219          2,407,499
    Stile U.S. Acquisition Corp. (Masonite), U.S. Term Loan,
     7.367% - 7.38%, 4/05/13 ...........................................       United States            2,447,381          2,411,600
                                                                                                                      --------------
                                                                                                                          14,694,459
                                                                                                                      --------------


                                                          Semiannual Report | 19

Franklin Strategic Series

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN STRATEGIC INCOME FUND                                         COUNTRY/ORGANIZATION   PRINCIPAL AMOUNT d       VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
e,f SENIOR FLOATING RATE INTERESTS (CONTINUED)
    CONSUMER NON-DURABLES 0.6%
    CBRL Group (Cracker Barrel), Term Loan B1, 6.83% - 6.97%,
     4/27/13                                                                   United States            1,877,138     $    1,877,081
    Constellation Brands Inc., Term Loan B, 6.875% - 6.938%,
     6/05/13                                                                   United States            4,178,333          4,193,334
    Reynolds American Inc., Term Loan B, 7.25% - 7.313%,
     5/31/12                                                                   United States            4,298,160          4,316,341
                                                                                                                      --------------
                                                                                                                          10,386,756
                                                                                                                      --------------
    CONSUMER SERVICES 2.3%
    CSC Holdings Inc. (Cablevision), Incremental Term Loan,
     7.073% - 7.218%, 3/29/13                                                  United States            4,427,750          4,425,093
    Hertz Corp.,
       Credit Link, 5.39%, 12/21/12                                            United States              484,444            486,726
       Term Loan B, 7.60% - 7.73%, 12/21/12                                    United States            3,848,979          3,867,108
  g Insight Midwest Holdings LLC,
       Delayed Draw Term Loan, 9.50%, 4/02/14                                  United States            1,185,000          1,194,895
       Term Loan B, 9.50%, 4/02/14                                             United States            3,555,000          3,584,684
    MCC Iowa,
       Term Loan D-1, 6.752% - 7.37%, 1/31/15                                  United States            1,200,000          1,199,076
       Term Loan D-2 (Delayed Draw), 7.38%, 1/31/15                            United States            1,532,000          1,530,820
    Mediacom LLC, Term Loan C, 7.002% - 7.37%, 1/31/15                         United States            1,784,732          1,784,464
    Mission Broadcasting Inc., Term Loan B, 7.117%, 10/01/12                   United States            1,989,066          1,984,153
    Nexstar Broadcasting Inc., Term Loan B, 7.117%, 10/01/12                   United States            1,885,165          1,880,508
    Penn National Gaming Inc., Term Loan B, 7.02% - 7.25%,
     10/03/12                                                                  United States            5,223,957          5,247,204
    Regal Cinemas Corp., Term Loan B, 7.117%, 11/10/10                         United States            4,580,872          4,583,896
    UPC Financing Partnership,
       Term Loan J2, 7.64%, 3/31/13                                             Netherlands             2,315,000          2,323,589
       Term Loan K2, 7.64%, 12/31/13                                            Netherlands             2,315,000          2,323,589
    VML US Finance LLC (Venetian Macau), Term Loan B, 8.12%,
     5/26/13                                                                   United States            4,076,667          4,098,477
                                                                                                                      --------------
                                                                                                                          40,514,282
                                                                                                                      --------------
    ELECTRONIC TECHNOLOGY 0.2%
  g Advanced Micro Devices Inc., Term Loan B, 9.50%, 12/31/13                  United States            3,400,000          3,414,348
                                                                                                                      --------------
    ENERGY MINERALS 0.5%
    Citgo Petroleum Corp., Term Loan B, 6.681%, 11/15/12                       United States            4,484,471          4,494,246
    Niska Gas Storage Canada ULC (C/R Gas),
       Asset Sale Term Loan, 7.14%, 5/13/11                                       Canada                  541,818            541,401
       Canadian Term Loan, 7.14% - 7.171%, 5/12/13                                Canada                2,965,777          2,962,693
    Niska Gas Storage U.S. LLC (C/R Gas), U.S. Term Loan,
     7.14% - 7.171%, 5/12/13                                                   United States              566,065            564,893
                                                                                                                      --------------
                                                                                                                           8,563,233
                                                                                                                      --------------
    FINANCE 1.2%
    Ameritrade Holding Corp., Term Loan B, 6.82%, 12/31/12                     United States            4,504,234          4,505,901
    Avis Budget Car Rental LLC, Term Loan, 6.63%, 4/19/12                      United States            5,321,714          5,321,555


20 | Semiannual Report

Franklin Strategic Series

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN STRATEGIC INCOME FUND                                         COUNTRY/ORGANIZATION   PRINCIPAL AMOUNT d       VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
e,f SENIOR FLOATING RATE INTERESTS (CONTINUED)
    FINANCE (CONTINUED)
    Fidelity National Information Services Inc., Term Loan B, 7.07%,
     3/08/13 ...........................................................       United States            6,017,964     $    6,038,545
    Nasdaq Stock Market Inc.,
       Term Loan B, 7.07% - 7.117%, 4/18/12 ............................       United States            3,305,075          3,303,389
       Term Loan C (Delayed Draw), 7.03% - 7.16%, 4/18/12 ..............       United States            1,944,948          1,943,956
                                                                                                                      --------------
                                                                                                                          21,113,346
                                                                                                                      --------------
    HEALTH SERVICES 0.5%
    Fresenius Medical Care Holdings Inc., Term Loan B,
     6.742% - 6.775%, 3/31/13 ..........................................       United States            4,398,199          4,369,655
    LifePoint Hospitals Inc., Term Loan B, 6.945%, 4/15/12 .............       United States            4,802,217          4,785,889
                                                                                                                      --------------
                                                                                                                           9,155,544
                                                                                                                      --------------
    INDUSTRIAL SERVICES 0.3%
    Allied Waste North America Inc.,
       Credit Link, 5.323%, 1/15/12 ....................................       United States            1,251,322          1,250,596
       Term Loan B, 7.07% - 7.21%, 1/15/12 .............................       United States            3,153,761          3,151,932
                                                                                                                      --------------
                                                                                                                           4,402,528
                                                                                                                      --------------
    PROCESS INDUSTRIES 1.4%
    Georgia-Pacific Corp.,
       Second Lien Term Loan, 8.39%, 12/23/13 ..........................       United States              675,000            682,756
       Term Loan B, 7.367% - 7.39%, 12/20/12 ...........................       United States            4,020,993          4,046,044
    Hexion Specialty Chemicals BV, Term Loan C-2, 7.37%,
     5/03/13 ...........................................................        Netherlands             1,006,013            993,247
    Hexion Specialty Chemicals Inc., Term Loan C-1, 7.375%,
     5/03/13 ...........................................................       United States            4,631,130          4,572,361
    Ineos U.S. Finance LLC,
       Term Loan B2, 7.611% - 7.615%, 12/16/13 .........................       United States            1,979,200          1,995,390
       Term Loan C2, 8.111% - 8.115%, 12/23/14 .........................       United States            1,979,200          1,995,469
  g Lyondell Chemical Co., Term Loan, 7.11%, 8/16/13 ...................       United States            5,126,629          5,156,004
    Nalco Co., Term Loan B, 7.07% - 7.30%, 11/04/10 ....................       United States            4,058,884          4,075,281
                                                                                                                      --------------
                                                                                                                          23,516,552
                                                                                                                      --------------
    PRODUCER MANUFACTURING 0.1%
  g Dresser Inc., Term Loan B, 10.00%, 10/31/13 ........................       United States            2,400,000          2,400,000
                                                                                                                      --------------
    REAL ESTATE INVESTMENT TRUSTS 0.5%
    Capital Automotive REIT, Term Loan B, 7.08%, 12/10/10 ..............       United States            4,986,492          4,987,789
    Lion Gables Realty LP, Term Loan B, 7.07%, 9/28/07 .................       United States               35,299             35,311
    Macerich Co., Term Loan B, 6.875%, 4/23/10 .........................       United States            3,363,000          3,349,649
                                                                                                                      --------------
                                                                                                                           8,372,749
                                                                                                                      --------------
    RETAIL TRADE 0.3%
    The William Carter Co., Term Loan B, 6.85% - 6.876%,
     7/14/12 ...........................................................       United States            4,691,661          4,682,418
                                                                                                                      --------------
    TECHNOLOGY SERVICES 0.3%
    SunGard Data Systems Inc., Term Loan, 7.999%, 2/11/13 ..............       United States            4,535,617          4,577,164
                                                                                                                      --------------


                                                          Semiannual Report | 21

Franklin Strategic Series

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN STRATEGIC INCOME FUND                                         COUNTRY/ORGANIZATION   PRINCIPAL AMOUNT d       VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
e,f SENIOR FLOATING RATE INTERESTS (CONTINUED)
    TRANSPORTATION 0.1%
    Laidlaw International Inc., Term Loan B, 7.117%, 6/28/12 ...........       United States              872,813     $      875,510
    Laidlaw Transit Inc., Term Loan B, 7.117%, 6/28/12 .................           Canada                 290,273            291,169
                                                                                                                      --------------
                                                                                                                           1,166,679
                                                                                                                      --------------
    UTILITIES 0.2%
    Astoria Generating Co. Acquisitions LLC,
       L/C Term Loan, 7.32%, 2/23/11 ...................................       United States              154,865            155,633
       Term Loan B, 7.39%, 2/23/13 .....................................       United States              785,848            791,239
    NRG Energy Inc.,
       Credit Link, 7.367%, 2/01/13 ....................................       United States              569,800            573,384
       Term Loan B, 7.367%, 2/01/13 ....................................       United States            2,486,704          2,502,321
                                                                                                                      --------------
                                                                                                                           4,022,577
                                                                                                                      --------------
    TOTAL SENIOR FLOATING RATE INTERESTS (COST $187,724,780)                                                             186,124,247
                                                                                                                      --------------
    CORPORATE BONDS 34.0%
    COMMERCIAL SERVICES 1.8%
    Dex Media East LLC, senior sub. note, B, 12.125%, 11/15/12 .........       United States            1,321,000          1,476,218
    Dex Media West LLC, senior sub. note, 9.875%, 8/15/13 ..............       United States            4,000,000          4,365,000
    Iron Mountain Inc., senior sub. note, 8.75%, 7/15/18 ...............       United States            5,500,000          5,830,000
    JohnsonDiversey Holdings Inc., senior disc. note, zero cpn. to
     5/17/07, 10.67% thereafter, 5/15/13 ...............................       United States            1,800,000          1,633,500
    JohnsonDiversey Inc., senior sub. note, B, 9.625%, 5/15/12 .........       United States            3,500,000          3,591,875
    Lamar Media Corp., senior sub. note,
       7.25%, 1/01/13 ..................................................       United States            5,000,000          5,050,000
     h 144A, 6.625%, 8/15/15 ...........................................       United States            1,000,000            967,500
    R.H. Donnelley Corp., senior note, 8.875%, 1/15/16 .................       United States            1,400,000          1,450,750
    United Rentals North America Inc., senior sub. note, 7.75%,
     11/15/13 ..........................................................       United States            6,000,000          6,015,000
                                                                                                                      --------------
                                                                                                                          30,379,843
                                                                                                                      --------------
    COMMUNICATIONS 3.7%
    Dobson Cellular Systems Inc., senior secured note, 9.875%,
     11/01/12 ..........................................................       United States            5,500,000          5,967,500
    Embarq Corp., senior note, 7.082%, 6/01/16 .........................       United States            6,500,000          6,662,344
    Inmarsat Finance II PLC, senior note, zero cpn. to 11/15/08,
     10.375% thereafter, 11/15/12 ......................................       United Kingdom           5,000,000          4,500,000
    Intelsat Bermuda Ltd., senior note, 8.25%, 1/15/13 .................          Bermuda               6,500,000          6,654,375
    Millicom International Cellular SA, senior note, 10.00%,
     12/01/13 ..........................................................         Luxembourg             5,500,000          5,946,875
    Qwest Communications International Inc., senior note, 7.50%,
     2/15/14 ...........................................................       United States            6,000,000          6,150,000
    Rogers Wireless Inc., senior secured note, 7.25%, 12/15/12 .........           Canada               5,000,000          5,275,000
    Telecom Italia Capital, senior note, 4.95%, 9/30/14 ................           Italy                5,000,000          4,646,700
    Verizon New York Inc., senior deb.,
       7.375%, 4/01/32 .................................................       United States            1,000,000          1,048,439
       A, 6.875%, 4/01/12 ..............................................       United States            5,000,000          5,224,330


22 | Semiannual Report

Franklin Strategic Series

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN STRATEGIC INCOME FUND                                           COUNTRY/ORGANIZATION   PRINCIPAL AMOUNT d       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  CORPORATE BONDS (CONTINUED)
  COMMUNICATIONS (CONTINUED)
h Wind Acquisition Finance SA, senior note, 144A, 10.75%,
    12/01/15 ...........................................................           Italy                5,000,000     $    5,581,250
h Windstream Corp., senior note, 144A, 8.625%, 8/01/16 .................       United States            5,200,000          5,635,500
                                                                                                                      --------------
                                                                                                                          63,292,313
                                                                                                                      --------------
  CONSUMER DURABLES 2.1%
  Beazer Homes USA Inc., senior note, 8.125%, 6/15/16 ..................       United States            6,500,000          6,646,250
  Ford Motor Credit Co.,
     5.625%, 10/01/08 ..................................................       United States            6,000,000          5,771,400
     senior note, 9.875%, 8/10/11 ......................................       United States            2,000,000          2,068,582
  General Motors Acceptance Corp.,
     7.25%, 3/02/11 ....................................................       United States            4,500,000          4,589,122
     6.875%, 8/28/12 ...................................................       United States            4,000,000          4,015,488
  General Motors Corp., senior deb., 8.25%, 7/15/23 ....................       United States            2,000,000          1,785,000
  Jostens IH Corp., senior sub. note, 7.625%, 10/01/12 .................       United States            2,800,000          2,842,000
  KB Home, senior note,
     6.25%, 6/15/15 ....................................................       United States            3,400,000          3,210,270
     7.25%, 6/15/18 ....................................................       United States            2,600,000          2,571,153
  William Lyon Homes Inc., senior note, 7.625%, 12/15/12 ...............       United States            2,800,000          2,338,000
                                                                                                                      --------------
                                                                                                                          35,837,265
                                                                                                                      --------------
  CONSUMER NON-DURABLES 1.8%
  Dole Foods Co., senior note, 7.25%, 6/15/10 ..........................       United States            1,200,000          1,125,000
h Reynolds American Inc., senior secured note, 144A, 7.625%,
   6/01/16 .............................................................       United States            6,500,000          6,934,051
h SABMiller PLC, 144A, 6.20%, 7/01/11 ..................................       South Africa             5,000,000          5,140,735
  Smithfield Foods Inc., senior note,
     7.00%, 8/01/11 ....................................................       United States            3,300,000          3,345,375
     7.75%, 5/15/13 ....................................................       United States            2,700,000          2,801,250
  Spectrum Brands Inc., senior sub. note, 7.375%, 2/01/15 ..............       United States            6,000,000          4,890,000
  Tyson Foods Inc., senior note,
     8.25%, 10/01/11 ...................................................       United States            5,000,000          5,387,860
     6.85%, 4/01/16 ....................................................       United States            1,000,000          1,033,666
                                                                                                                      --------------
                                                                                                                          30,657,937
                                                                                                                      --------------
  CONSUMER SERVICES 6.7%
  AMC Entertainment Inc., senior sub. note, 9.875%, 2/01/12 ............       United States            5,500,000          5,713,125
  Cablevision Systems Corp., senior note, B, 8.00%, 4/15/12 ............       United States            2,500,000          2,440,625
  CanWest Media Inc., senior sub. note, 8.00%, 9/15/12 .................          Canada                5,500,000          5,589,375
  CCH I Holdings LLC, senior note, 9.92%, 4/01/14 ......................       United States              750,000            605,625
  CCH I LLC, senior secured note, 11.00%, 10/01/15 .....................       United States              750,000            726,563
  CCH II LLC, senior note, 10.25%, 9/15/10 .............................       United States            5,500,000          5,706,250
  Clear Channel Communications Inc., senior note, 5.75%,
   1/15/13 .............................................................       United States            6,500,000          5,800,028
  Comcast Corp., 5.65%, 6/15/35 ........................................       United States            6,500,000          5,986,766
  CSC Holdings Inc., senior deb., 7.625%, 7/15/18 ......................       United States            2,500,000          2,475,000


                                                          Semiannual Report | 23

Franklin Strategic Series

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN STRATEGIC INCOME FUND                                         COUNTRY/ORGANIZATION   PRINCIPAL AMOUNT d         VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  CORPORATE BONDS (CONTINUED)
  CONSUMER SERVICES (CONTINUED)
  DIRECTV Holdings LLC, senior note,
     8.375%, 3/15/13 .................................................       United States            2,000,000       $    2,085,000
     6.375%, 6/15/15 .................................................       United States            1,000,000              962,500
  EchoStar DBS Corp., senior note, 6.375%, 10/01/11 ..................       United States            5,500,000            5,458,750
  Harrah's Operating Co. Inc., 6.50%, 6/01/16 ........................       United States            6,500,000            5,730,881
  Liberty Media Corp., senior note, 5.70%, 5/15/13 ...................       United States            5,500,000            5,208,280
h Lighthouse International Co. SA, senior note, 144A, 8.00%,
   4/30/14 ...........................................................           Italy                4,500,000 EUR        6,260,007
  LIN Television Corp., senior sub. note, 6.50%, 5/15/13 .............       United States            5,500,000            5,245,625
  MGM MIRAGE Inc., senior note, 6.625%, 7/15/15 ......................       United States            8,000,000            7,610,000
  News America Inc., 5.30%, 12/15/14 .................................       United States            6,000,000            5,927,262
  Pinnacle Entertainment Inc., senior sub. note,
     8.25%, 3/15/12 ..................................................       United States              300,000              306,000
     8.75%, 10/01/13 .................................................       United States            4,000,000            4,230,000
  Quebecor Media Inc., senior note, 7.75%, 3/15/16 ...................           Canada               3,500,000            3,552,500
  Radio One Inc., senior sub. note, 6.375%, 2/15/13 ..................       United States            5,000,000            4,675,000
h Rainbow National Services LLC, senior sub. deb., 144A, 10.375%,
   9/01/14 ...........................................................       United States            4,500,000            5,028,750
  Royal Caribbean Cruises Ltd., senior deb., 7.25%, 3/15/18 ..........       United States            6,500,000            6,502,905
  Station Casinos Inc.,
     senior note, 6.00%, 4/01/12 .....................................       United States            1,200,000            1,150,500
     senior sub. note, 6.50%, 2/01/14 ................................       United States            1,000,000              917,500
     senior sub. note, 6.875%, 3/01/16 ...............................       United States            3,800,000            3,505,500
  Viacom Inc., senior note, 6.25%, 4/30/16 ...........................       United States            6,000,000            6,019,956
                                                                                                                      --------------
                                                                                                                         115,420,273
                                                                                                                      --------------
  ELECTRONIC TECHNOLOGY 1.6%
  DRS Technologies Inc., senior sub. note, 7.625%, 2/01/18 ...........       United States            5,000,000            5,137,500
  L-3 Communications Corp., senior sub. note,
     5.875%, 1/15/15 .................................................       United States            5,500,000            5,348,750
     6.375%, 10/15/15 ................................................       United States              500,000              495,000
h NXP BV, 144A, 7.875%, 10/15/14 .....................................        Netherlands             6,300,000            6,426,000
  Sanmina-SCI Corp., senior sub. note,
     6.75%, 3/01/13 ..................................................       United States            4,300,000            4,063,500
     8.125%, 3/01/16 .................................................       United States              700,000              692,125
  Solectron Global Finance Ltd., senior sub. note, 8.00%,
    3/15/16 ..........................................................       United States            5,000,000            5,056,250
                                                                                                                      --------------
                                                                                                                          27,219,125
                                                                                                                      --------------
  ENERGY MINERALS 1.9%
  Chesapeake Energy Corp., senior note,
     7.625%, 7/15/13 .................................................       United States            1,500,000            1,561,875
     6.625%, 1/15/16 .................................................       United States              500,000              491,875
     6.25%, 1/15/18 ..................................................       United States            6,000,000            5,715,000
h Mariner Energy Inc., senior note, 144A, 7.50%, 4/15/13 .............       United States            5,000,000            4,825,000
  Massey Energy Co., senior note, 6.875%, 12/15/13 ...................       United States            5,000,000            4,712,500


24 | Semiannual Report

Franklin Strategic Series

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN STRATEGIC INCOME FUND                                           COUNTRY/ORGANIZATION   PRINCIPAL AMOUNT d       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  CORPORATE BONDS (CONTINUED)
  ENERGY MINERALS (CONTINUED)
  Peabody Energy Corp., senior note,
     7.375%, 11/01/16 ..................................................       United States            1,700,000     $    1,776,500
     B, 6.875%, 3/15/13 ................................................       United States            3,000,000          3,060,000
  Plains Exploration & Production Co., senior note, 7.125%,
   6/15/14 .............................................................       United States            5,000,000          5,387,500
  Pogo Producing Co., senior sub. note,
     6.875%, 10/01/17 ..................................................       United States            4,800,000          4,596,000
   h 144A, 7.875%, 5/01/13 .............................................       United States              700,000            715,750
                                                                                                                      --------------
                                                                                                                          32,842,000
                                                                                                                      --------------
  FINANCE 0.3%
h Landsbanki Islands HF, 144A, 6.10%, 8/25/11 ..........................          Iceland               5,000,000          5,105,155
                                                                                                                      --------------
  HEALTH SERVICES 1.9%
  DaVita Inc., senior sub. note, 7.25%, 3/15/15 ........................       United States            6,000,000          6,000,000
  Fresenius Medical Care Capital Trust II, 7.875%, 2/01/08 .............          Germany               5,500,000          5,610,000
  HCA Inc., senior note,
     8.75%, 9/01/10 ....................................................       United States            3,500,000          3,543,750
     7.875%, 2/01/11 ...................................................       United States              500,000            482,500
     6.50%, 2/15/16 ....................................................       United States            2,000,000          1,595,000
  Tenet Healthcare Corp., senior note, 6.375%, 12/01/11 ................       United States            6,000,000          5,310,000
  Vanguard Health Holding Co. II LLC, senior sub. note, 9.00%,
   10/01/14 ............................................................       United States            5,000,000          4,862,500
  WellPoint Inc., 5.25%, 1/15/16 .......................................       United States            5,000,000          4,933,300
                                                                                                                      --------------
                                                                                                                          32,337,050
                                                                                                                      --------------
  INDUSTRIAL SERVICES 1.6%
  Allied Waste North America Inc., senior secured note,
     6.50%, 11/15/10 ...................................................       United States            2,900,000          2,878,250
     B, 5.75%, 2/15/11 .................................................       United States            2,100,000          2,031,750
  Copano Energy LLC, senior note, 8.125%, 3/01/16 ......................       United States            4,000,000          4,090,000
  El Paso Corp., senior note, 7.875%, 6/15/12 ..........................       United States            3,500,000          3,666,250
  El Paso Natural Gas Co., senior note, A, 7.625%, 8/01/10 .............       United States            4,500,000          4,668,750
  Hanover Compressor Co., senior note, 7.50%, 4/15/13 ..................       United States            1,500,000          1,511,250
  Hanover Equipment Trust 01, senior secured note, B, 8.75%,
   9/01/11 .............................................................       United States            3,500,000          3,657,500
  Markwest Energy Partners, senior note, 6.875%, 11/01/14 ..............       United States            5,000,000          4,725,000
                                                                                                                      --------------
                                                                                                                          27,228,750
                                                                                                                      --------------
  NON-ENERGY MINERALS 0.3%
h Novelis Inc., senior note, 144A, 7.25%, 2/15/15 ......................          Canada                6,500,000          6,240,000
                                                                                                                      --------------
  PROCESS INDUSTRIES 4.2%
  Abitibi-Consolidated Co. of Canada, senior note, 8.375%,
   4/01/15 .............................................................          Canada                6,000,000          5,257,500
h Basell AF SCA, senior note, 144A, 8.375%, 8/15/15 ....................          Germany               5,000,000          5,100,000
  BCP Crystal Holdings Corp., senior sub. note, 9.625%, 6/15/14 ........       United States            6,000,000          6,615,000
  Buckeye Technologies Inc., senior sub. note, 8.00%, 10/15/10 .........       United States            4,300,000          4,224,750
  Bunge Ltd. Finance Corp., senior note, 5.10%, 7/15/15 ................       United States            6,000,000          5,660,796


                                                          Semiannual Report | 25

Franklin Strategic Series

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN STRATEGIC INCOME FUND                                         COUNTRY/ORGANIZATION   PRINCIPAL AMOUNT d       VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    CORPORATE BONDS (CONTINUED)
    PROCESS INDUSTRIES (CONTINUED)
    Crown Americas Inc., senior note, 7.75%, 11/15/15 ..................       United States            6,000,000     $    6,187,500
    Graphic Packaging International Corp., senior note, 8.50%,
      8/15/11 ..........................................................       United States            5,000,000          5,162,500
g,h Huntsman International LLC, senior note, 144A, 7.875%,
     11/15/14 ..........................................................       United States            1,500,000          1,500,000
    JSG Funding PLC, senior sub. note, 7.75%, 4/01/15 ..................          Ireland               5,000,000          4,737,500
    Lyondell Chemical Co., senior note, 8.00%, 9/15/14 .................       United States            3,800,000          3,904,500
    Nalco Co., senior sub. note, 8.875%, 11/15/13 ......................       United States            6,500,000          6,873,750
    Owens-Brockway Glass Container Inc., senior note, 6.75%,
     12/01/14 ..........................................................       United States            6,000,000          5,790,000
    Rhodia SA, senior note, 10.25%, 6/01/10 ............................          France                5,000,000          5,687,500
  h Verso Paper Holdings LLC, senior secured note, 144A, 9.125%,
     8/01/14 ...........................................................       United States            5,000,000          5,100,000
                                                                                                                      --------------
                                                                                                                          71,801,296
                                                                                                                      --------------
    PRODUCER MANUFACTURING 1.5%
    Case New Holland Inc., senior note, 9.25%, 8/01/11 .................       United States            6,000,000          6,397,500
    Commercial Vehicle Group Inc., senior note, 8.00%, 7/01/13 .........       United States            5,000,000          4,875,000
  h Invensys PLC, senior note, 144A, 9.875%, 3/15/11 ...................      United Kingdom            2,956,000          3,236,820
    Milacron Escrow Corp., senior secured note, 11.50%, 5/15/11 ........       United States              800,000            775,000
    Nortek Inc., senior sub. note, 8.50%, 9/01/14 ......................       United States            6,000,000          5,760,000
  h RBS Global & Rexnord Corp., senior note, 144A, 9.50%,
     8/01/14 ...........................................................       United States            5,000,000          5,200,000
                                                                                                                      --------------
                                                                                                                          26,244,320
                                                                                                                      --------------
    REAL ESTATE DEVELOPMENT 0.6%
    EOP Operating LP, 4.75%, 3/15/14 ...................................       United States            6,000,000          5,720,274
    Forest City Enterprises Inc., senior note, 7.625%, 6/01/15 .........       United States            5,000,000          5,100,000
                                                                                                                      --------------
                                                                                                                          10,820,274
                                                                                                                      --------------
    REAL ESTATE INVESTMENT TRUSTS 0.4%
g,h Host Hotels & Resorts LP, senior note, 144A, 6.875%,
     11/01/14 ..........................................................       United States              600,000            605,250
    Host Marriott LP, senior note,
       K, 7.125%, 11/01/13 .............................................       United States            4,000,000          4,065,000
       M, 7.00%, 8/15/12 ...............................................       United States            2,000,000          2,030,000
                                                                                                                      --------------
                                                                                                                           6,700,250
                                                                                                                      --------------
    RETAIL TRADE 0.7%
    GSC Holdings Corp., senior note, 8.00%, 10/01/12 ...................       United States            5,000,000          5,212,500
  h Michaels Stores Inc., senior note, 144A, 10.00%, 11/01/14 ..........       United States            5,700,000          5,735,625
    Rite Aid Corp., senior note, 9.25%, 6/01/13 ........................       United States            1,800,000          1,768,500
                                                                                                                      --------------
                                                                                                                          12,716,625
                                                                                                                      --------------
    TECHNOLOGY SERVICES 0.7%
    Oracle Corp., 5.25%, 1/15/16 .......................................       United States            6,000,000          5,928,498
    SunGard Data Systems Inc.,
       senior note, 9.125%, 8/15/13 ....................................       United States            3,000,000          3,127,500
       senior sub note, 10.25%, 8/15/15 ................................       United States            3,500,000          3,683,750
                                                                                                                      --------------
                                                                                                                          12,739,748
                                                                                                                      --------------


26 | Semiannual Report

Franklin Strategic Series

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN STRATEGIC INCOME FUND                                           COUNTRY/ORGANIZATION   PRINCIPAL AMOUNT d       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  CORPORATE BONDS (CONTINUED)
  UTILITIES 2.2%
h Allegheny Energy Supply, 144A, 8.25%, 4/15/12 ........................       United States            4,000,000     $    4,370,000
  Aquila Inc., senior note, 9.95%, 2/01/11 .............................       United States            4,500,000          4,980,532
  Dynegy Holdings Inc., senior note, 8.375%, 5/01/16 ...................       United States            6,000,000          6,195,000
  Midwest Generation LLC, senior secured note, 8.75%, 5/01/34 ..........       United States            4,500,000          4,888,125
  Mirant North America LLC, senior note, 7.375%, 12/31/13 ..............       United States            4,700,000          4,776,375
  NRG Energy Inc., senior note,
     7.25%, 2/01/14 ....................................................       United States              500,000            506,875
     7.375%, 2/01/16 ...................................................       United States            6,000,000          6,082,500
  TXU Corp., senior note, P, 5.55%, 11/15/14 ...........................       United States            6,000,000          5,746,626
                                                                                                                      --------------
                                                                                                                          37,546,033
                                                                                                                      --------------
  TOTAL CORPORATE BONDS (COST $580,521,879)                                                                              585,128,257
                                                                                                                      --------------
  CONVERTIBLE BONDS 0.6%
  CONSUMER SERVICES 0.3%
  Carnival Corp., cvt., senior deb., 2.00%, 4/15/21 ....................       United States            3,500,000          4,473,770
                                                                                                                      --------------
  ELECTRONIC TECHNOLOGY 0.3%
  Fairchild Semiconductor Corp., cvt., 5.00%, 11/01/08 .................       United States            2,000,000          1,992,500
  Intel Corp., cvt., sub. deb., 2.95%, 12/15/35 ........................       United States            4,500,000          4,096,264
                                                                                                                      --------------
  TOTAL CONVERTIBLE BONDS (COST $9,448,268) ............................                                                  10,562,534
                                                                                                                      --------------
  ASSET-BACKED SECURITIES AND COMMERCIAL
  MORTGAGE-BACKED SECURITIES 1.4%
  FINANCE 1.4%
  Countrywide Asset-Backed Certificates,
     2004-7, AF4, 4.774%, 8/25/32 ......................................       United States              725,000            718,705
     2005-11, AF4, 5.21%, 3/25/34 ......................................       United States            2,800,000          2,757,834
  GE Capital Commercial Mortgage Corp., 2003-CI, A4, 4.819%,
    1/10/38 ............................................................       United States            1,827,831          1,791,211
  JPMorgan Chase Commercial Mortgage Securities Corp.,
   f 2004-CB9, A4, 5.378%, 6/12/41 .....................................       United States            8,871,306          9,019,376
     2004-LN2, A2, 5.115%, 7/15/41 .....................................       United States              807,292            798,615
h Keystone Owner Trust, 1997-P3, M2, 144A, 7.98%, 12/25/24 .............       United States               82,665             82,332
f Morgan Stanley Capital I, 2004-IQ7, A4, 5.431%, 6/15/38 ..............       United States            7,000,000          7,084,718
  Residential Asset Securities Corp., 2004-KS1, AI4, 4.213%,
   4/25/32 .............................................................       United States              670,021            657,594
  Residential Funding Mortgage Securities II, 2005-HI1, A4, 4.70%,
   8/25/34 .............................................................       United States            1,400,000          1,384,420
                                                                                                                      --------------
  TOTAL ASSET-BACKED SECURITIES AND COMMERCIAL
    MORTGAGE-BACKED SECURITIES (COST $24,938,261) ......................                                                  24,294,805
                                                                                                                      --------------
  MORTGAGE-BACKED SECURITIES 12.1%
f FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE 0.0% a
  FHLMC, 4.687%, 1/01/33 ...............................................       United States              776,511            777,045
                                                                                                                      --------------
  FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE 4.5%
  FHLMC Gold 15 Year, 4.50%, 10/01/18 - 9/01/19 ........................       United States            7,799,463          7,547,260
  FHLMC Gold 15 Year, 5.00%, 12/01/17 - 9/01/19 ........................       United States            8,277,471          8,161,155
  FHLMC Gold 15 Year, 5.50%, 7/01/17 - 2/01/19 .........................       United States            1,528,058          1,532,892
  FHLMC Gold 15 Year, 6.50%, 4/01/11 ...................................       United States                1,125              1,147


                                                          Semiannual Report | 27

Franklin Strategic Series

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN STRATEGIC INCOME FUND                                           COUNTRY/ORGANIZATION   PRINCIPAL AMOUNT d       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MORTGAGE-BACKED SECURITIES (CONTINUED)
  FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE (CONTINUED)
  FHLMC Gold 15 Year, 7.00%, 1/01/09 - 9/01/11 .........................       United States                2,018     $        2,063
  FHLMC Gold 30 Year, 5.00%, 3/01/34 - 8/01/35 .........................       United States           12,250,583         11,855,082
  FHLMC Gold 30 Year, 5.50%, 6/01/33 - 6/01/36 .........................       United States           17,459,987         17,285,569
  FHLMC Gold 30 Year, 6.00%, 6/01/33 - 6/01/36 .........................       United States           24,815,549         25,000,785
  FHLMC Gold 30 Year, 6.50%, 10/01/21 - 5/01/36 ........................       United States            5,227,220          5,335,431
  FHLMC Gold 30 Year, 7.00%, 9/01/21 - 8/01/32 .........................       United States              322,818            333,836
  FHLMC Gold 30 Year, 7.50%, 4/01/24 - 1/01/31 .........................       United States               62,127             64,719
  FHLMC Gold 30 Year, 8.00%, 11/01/25 - 1/01/26 ........................       United States                1,490              1,571
  FHLMC Gold 30 Year, 9.00%, 12/01/24 ..................................       United States                  621                673
                                                                                                                      --------------
                                                                                                                          77,122,183
                                                                                                                      --------------
f FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE 0.2%
  FNMA, 4.512%, 4/01/20 ................................................       United States              537,040            525,365
  FNMA, 4.604%, 12/01/34 ...............................................       United States            2,683,651          2,641,683
                                                                                                                      --------------
                                                                                                                           3,167,048
                                                                                                                      --------------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 6.5%
  FNMA 15 Year, 4.50%, 3/01/20 .........................................       United States            1,755,066          1,698,712
  FNMA 15 Year, 5.00%, 1/01/18 - 6/01/18 ...............................       United States            2,404,807          2,374,917
  FNMA 15 Year, 5.50%, 3/01/14 - 4/01/21 ...............................       United States            8,708,112          8,722,335
  FNMA 15 Year, 6.00%, 4/01/13 - 10/01/16 ..............................       United States              352,095            358,001
  FNMA 15 Year, 6.50%, 2/01/09 - 6/01/13 ...............................       United States               37,450             38,228
  FNMA 15 Year, 7.50%, 10/01/07 - 12/01/28 .............................       United States               29,061             30,149
  FNMA 30 Year, 5.00%, 4/01/34 - 10/01/35 ..............................       United States            3,070,188          2,969,452
  FNMA 30 Year, 5.50%, 9/01/33 - 1/01/36 ...............................       United States           44,928,757         44,454,192
  FNMA 30 Year, 6.00%, 6/01/34 - 10/01/36 ..............................       United States           49,060,938         49,401,357
  FNMA 30 Year, 6.50%, 1/01/24 - 8/01/32 ...............................       United States            2,112,027          2,166,373
  FNMA 30 Year, 7.00%, 1/01/26 - 7/01/32 ...............................       United States              395,599            409,742
  FNMA 30 Year, 7.50%, 10/01/29 ........................................       United States               52,380             54,718
  FNMA 30 Year, 8.00%, 1/01/25 - 1/01/27 ...............................       United States               26,817             28,399
  FNMA 30 Year, 8.50%, 7/01/25 .........................................       United States                  770                827
  FNMA 30 Year, 9.00%, 5/01/25 .........................................       United States                1,687              1,837
                                                                                                                      --------------
                                                                                                                         112,709,239
                                                                                                                      --------------
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED RATE 0.9%
  GNMA I SF 15 Year, 7.00%, 7/15/08 ....................................       United States               52,246             52,717
  GNMA I SF 30 Year, 5.00%, 6/15/34 - 7/15/34 ..........................       United States            1,811,004          1,768,186
  GNMA I SF 30 Year, 5.50%, 2/15/33 - 6/15/36 ..........................       United States            5,492,567          5,475,944
  GNMA I SF 30 Year, 6.00%, 8/15/36 ....................................       United States            1,002,471          1,016,647
  GNMA I SF 30 Year, 6.50%, 3/15/24 - 3/15/32 ..........................       United States              468,666            482,914
  GNMA I SF 30 Year, 7.00%, 11/15/27 - 5/15/28 .........................       United States               57,755             59,817
  GNMA I SF 30 Year, 7.50%, 9/15/23 - 5/15/27 ..........................       United States               29,770             31,115
  GNMA I SF 30 Year, 8.00%, 2/15/25 - 9/15/27 ..........................       United States               24,804             26,300
  GNMA I SF 30 Year, 8.50%, 8/15/24 ....................................       United States                  197                213
  GNMA I SF 30 Year, 9.00%, 1/15/25 ....................................       United States                  929              1,007
  GNMA I SF 30 Year, 9.50%, 6/15/25 ....................................       United States                  746                823
  GNMA II SF 30 Year, 5.00%, 9/20/33 - 11/20/33 ........................       United States            2,463,727          2,393,128
  GNMA II SF 30 Year, 5.50%, 6/20/34 ...................................       United States            1,351,182          1,342,632


28 | Semiannual Report

Franklin Strategic Series

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN STRATEGIC INCOME FUND                                        COUNTRY/ORGANIZATION    PRINCIPAL AMOUNT d         VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MORTGAGE-BACKED SECURITIES (CONTINUED)
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED RATE
   (CONTINUED)
  GNMA II SF 30 Year, 6.00%, 11/20/34 ...............................       United States            1,267,211        $    1,282,167
  GNMA II SF 30 Year, 6.50%, 7/20/28 - 12/20/31 .....................       United States              579,507               595,343
  GNMA II SF 30 Year, 7.50%, 8/20/16 - 4/20/32 ......................       United States              293,818               304,422
                                                                                                                      --------------
                                                                                                                          14,833,375
                                                                                                                      --------------
  TOTAL MORTGAGE-BACKED SECURITIES (COST $209,912,358)                                                                   208,608,890
                                                                                                                      --------------
  U.S. GOVERNMENT AND AGENCY SECURITIES 9.1%
  GOVERNMENT BONDS 9.1%
  FHLMC,
     4.375%, 7/17/15 ................................................       United States            4,300,000             4,131,741
     4.875%, 11/15/13 ...............................................       United States              500,000               498,517
     6.00%, 6/15/11 .................................................       United States            4,900,000             5,130,271
  FNMA,
     1.75%, 3/26/08 .................................................       United States          700,000,000 JPY         6,080,954
     2.125%, 10/09/07 ...............................................       United States        1,660,000,000 JPY        14,407,506
     3.00%, 8/15/07 .................................................       United States            2,500,000             2,458,172
     3.25%, 1/15/08 .................................................       United States            2,100,000             2,056,608
     4.25%, 5/15/09 .................................................       United States              400,000               394,645
     4.375%, 3/15/13 ................................................       United States            2,600,000             2,525,435
     4.375%, 10/15/15 ...............................................       United States            1,900,000             1,837,097
     5.00%, 4/15/15 .................................................       United States              600,000               604,944
     5.00%, 3/15/16 .................................................       United States            5,000,000             5,027,165
     5.25%, 1/15/09 .................................................       United States            7,100,000             7,156,118
     5.375%, 11/15/11 ...............................................       United States            1,700,000             1,740,489
     5.50%, 3/15/11 .................................................       United States              300,000               307,522
     6.625%, 11/15/10 ...............................................       United States            1,850,000             1,968,742
  U.S. Treasury Bond,
     6.25%, 8/15/23 .................................................       United States            4,600,000             5,354,690
     6.88%, 8/15/25 .................................................       United States            9,450,000            11,839,083
     7.125%, 2/15/23 ................................................       United States           10,200,000            12,842,443
  U.S. Treasury Note,
     3.00%, 12/31/06 ................................................       United States            2,000,000             1,992,892
     3.00%, 11/15/07 ................................................       United States            5,500,000             5,396,880
     3.00%, 2/15/08 .................................................       United States            3,500,000             3,422,209
     3.125%, 5/15/07 ................................................       United States            4,500,000             4,455,355
     3.375%, 10/15/09 ...............................................       United States              500,000               483,359
     3.50%, 12/15/09 ................................................       United States            4,500,000             4,358,146
     4.00%, 9/30/07 .................................................       United States            6,100,000             6,050,444
     4.00%, 4/15/10 .................................................       United States            1,100,000             1,079,934
     4.00%, 11/15/12 ................................................       United States            1,850,000             1,795,584
     4.125%, 8/15/10 ................................................       United States            2,900,000             2,855,708
     4.25%, 8/15/13 .................................................       United States            1,000,000               980,938
     4.25%, 11/15/14 ................................................       United States              700,000               684,004
     4.375%, 8/15/12 ................................................       United States            2,600,000             2,577,149
     5.00%, 8/15/11 .................................................       United States            2,100,000             2,143,149
     5.625%, 5/15/08 ................................................       United States            3,000,000             3,039,378


                                                          Semiannual Report | 29

Franklin Strategic Series

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN STRATEGIC INCOME FUND                                      COUNTRY/ORGANIZATION    PRINCIPAL AMOUNT d         VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    U.S. GOVERNMENT AND AGENCY SECURITIES (CONTINUED)
    GOVERNMENT BONDS (CONTINUED)
     i Index Linked, 2.00%, 1/15/16 .................................       United States           12,813,750        $   12,452,364
     i Index Linked, 2.50%, 7/15/16 .................................       United States            4,035,280             4,094,550
     i Index Linked, 3.00%, 7/15/12 .................................       United States           11,768,536            12,134,926
                                                                                                                      --------------
    TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
     (COST $157,842,515) ............................................                                                    156,359,111
                                                                                                                      --------------
    FOREIGN GOVERNMENT AND AGENCY SECURITIES 24.3%
  f European Investment Bank, senior note, FRN, 0.205%,
     9/21/11 ........................................................      Supranational j         155,000,000 JPY         1,326,147
f,k Government of Argentina, FRN, 5.589%, 8/03/12 ...................         Argentina             46,378,000            32,769,771
    Government of Brazil, 8.00%, 1/15/18 ............................          Brazil                7,450,000             8,249,013
    Government of Canada,
       3.25%, 12/01/06 ..............................................          Canada               26,830,000 CAD        23,883,469
       5.25%, 6/01/12 ...............................................          Canada                  250,000 CAD           237,082
       6.00%, 6/01/11 ...............................................          Canada                  593,000 CAD           573,709
    Government of Indonesia,
       10.00%, 7/15/17 ..............................................         Indonesia         10,200,000,000 IDR         1,088,531
       11.00%, 10/15/14 .............................................         Indonesia          4,500,000,000 IDR           510,101
       12.80%, 6/15/21 ..............................................         Indonesia         40,130,000,000 IDR         5,092,373
       13.15%, 3/15/10 ..............................................         Indonesia          7,125,000,000 IDR           860,852
       13.15%, 1/15/12 ..............................................         Indonesia         17,300,000,000 IDR         2,125,051
       14.25%, 6/15/13 ..............................................         Indonesia         63,035,000,000 IDR         8,219,506
       14.275%, 12/15/13 ............................................         Indonesia         28,415,000,000 IDR         3,733,558
  l Government of Iraq, Reg S, 5.80%, 1/15/28 .......................           Iraq                18,350,000            12,386,250
    Government of Malaysia,
       3.135%, 12/17/07 .............................................         Malaysia               1,925,000 MYR           524,571
       4.032%, 9/15/09 ..............................................         Malaysia               5,080,000 MYR         1,404,136
       4.305%, 2/27/09 ..............................................         Malaysia              53,510,000 MYR        14,846,282
       6.90%, 3/15/07 ...............................................         Malaysia               1,900,000 MYR           526,653
       8.60%, 12/01/07 ..............................................         Malaysia              16,010,000 MYR         4,612,101
    Government of Mexico, 10.00%, 12/05/24 ..........................          Mexico              112,500,000 MXN        12,329,985
    Government of New Zealand, 6.50%, 4/15/13 .......................        New Zealand             7,590,000 NZD         5,237,944
    Government of Norway, 6.75%, 1/15/07 ............................          Norway              143,600,000 NOK        22,107,695
    Government of Peru,
       7.84%, 8/12/20 ...............................................           Peru                 4,340,000 PEN         1,480,938
       Series 7, 8.60%, 8/12/17 .....................................           Peru                28,805,000 PEN        10,288,435
    Government of the Philippines,
       7.75%, 1/14/31 ...............................................        Philippines             4,300,000             4,719,250
       8.875%, 3/17/15 ..............................................        Philippines             6,400,000             7,447,680
       9.00%, 2/15/13 ...............................................        Philippines            10,430,000            11,942,350
       9.875%, 3/16/10 ..............................................        Philippines             1,500,000             1,681,500
    Government of Poland,
       5.75%, 9/23/22 ...............................................          Poland               14,000,000 PLN         4,807,273
       6.00%, 5/24/09 ...............................................          Poland               44,600,000 PLN        15,135,608
       6.25%, 10/24/15 ..............................................          Poland               17,100,000 PLN         6,070,664
       8.50%, 11/12/06 ..............................................          Poland                3,500,000 PLN         1,156,714
       8.50%, 5/12/07 ...............................................          Poland                7,900,000 PLN         2,662,721


30 | Semiannual Report

Franklin Strategic Series

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN STRATEGIC INCOME FUND                                        COUNTRY/ORGANIZATION    PRINCIPAL AMOUNT d         VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  FOREIGN GOVERNMENT AND AGENCY SECURITIES (CONTINUED)
  Government of Singapore,
     1.75%, 2/01/07 .................................................         Singapore             8,300,000   SGD   $    5,314,367
     2.625%, 10/01/07 ...............................................         Singapore             1,900,000   SGD        1,215,209
     4.00%, 3/01/07 .................................................         Singapore            24,900,000   SGD       16,031,352
  Government of Slovakia,
     4.80%, 4/14/09 .................................................      Slovak Republic         63,500,000   SKK        2,244,174
     4.90%, 2/11/14 .................................................      Slovak Republic         12,900,000   SKK          466,789
     5.30%, 5/12/19 .................................................      Slovak Republic         91,900,000   SKK        3,512,964
     7.50%, 3/13/12 .................................................      Slovak Republic         96,000,000   SKK        3,863,150
   m Strip, 1/14/07 .................................................      Slovak Republic        301,600,000   SKK       10,510,215
  Government of Sweden,
     5.00%, 1/28/09 .................................................          Sweden              45,000,000   SEK        6,431,776
     5.50%, 10/08/12 ................................................          Sweden              24,960,000   SEK        3,795,924
     8.00%, 8/15/07 .................................................          Sweden             128,000,000   SEK       18,374,579
  Government of Thailand,
     4.125%, 2/12/08 ................................................         Thailand             51,000,000   THB        1,376,235
     8.00%, 12/08/06 ................................................         Thailand            244,700,000   THB        6,688,245
     8.50%, 12/08/08 ................................................         Thailand             41,000,000   THB        1,196,101
  Inter-American Development Bank, 9.00%, 1/04/07 ...................      Supranational j        453,000,000   ISK        6,629,962
  Korea Treasury Note,
     3.75%, 9/10/07 .................................................        South Korea       11,590,000,000   KRW       12,207,674
     4.25%, 9/10/08 .................................................        South Korea        6,150,000,000   KRW        6,475,547
     4.50%, 9/09/08 .................................................        South Korea        2,675,000,000   KRW        2,828,547
     4.75%, 3/12/08 .................................................        South Korea       15,130,000,000   KRW       16,058,032
  KfW Bankengruppe,
   f FRN, 0.201%, 8/08/11 ...........................................          Germany          3,440,000,000   JPY       29,432,477
     senior note, E, 8.25%, 9/20/07 .................................          Germany            420,000,000   ISK        5,963,119
  New South Wales Treasury Corp.,
     6.00%, 5/01/12 .................................................         Australia               640,000   AUD          491,415
     8.00%, 3/01/08 .................................................         Australia             4,910,000   AUD        3,883,491
  Nota Do Tesouro Nacional, 9.762%,
     1/01/12 ........................................................          Brazil                  26,000 n BRL       10,582,569
     1/01/14 ........................................................          Brazil                   5,200 n BRL        2,032,352
  Queensland Treasury Corp., 6.00%,
     7/14/09 ........................................................         Australia             3,120,000   AUD        2,407,642
     8/14/13 ........................................................         Australia             3,530,000   AUD        2,737,079
     10/14/15 .......................................................         Australia             3,665,000   AUD        2,843,344
  Swedish Treasury Bill, 12/19/07 ...................................          Sweden              11,555,000   SEK        1,542,575
                                                                                                                      --------------
  TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
    (COST $390,153,527) .............................................                                                    417,174,818
                                                                                                                      --------------
  TOTAL LONG TERM INVESTMENTS (COST $1,575,492,287) .................                                                  1,602,752,316
                                                                                                                      --------------
  SHORT TERM INVESTMENTS 6.2%
  FOREIGN GOVERNMENT SECURITIES 3.3%
m Canada Treasury Bills, 5/17/07 - 11/30/06 .........................          Canada              16,345,000   CAD       14,304,795
m Egypt Treasury Bills, 11/21/06 - 7/24/07 ..........................           Egypt              92,525,000   EGP       15,499,323


                                                          Semiannual Report | 31

Franklin Strategic Series

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN STRATEGIC INCOME FUND                                        COUNTRY/ORGANIZATION    PRINCIPAL AMOUNT d         VALUE
------------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS (CONTINUED)
  FOREIGN GOVERNMENT SECURITIES (CONTINUED)
m Norwegian Treasury Bills, 12/20/06 - 9/19/07 ......................          Norway              27,425,000 NOK     $    4,118,092
m Thailand Treasury Bills, 4/05/07 - 10/04/07 .......................         Thailand            833,505,000 THB         21,893,954
                                                                                                                      --------------
  TOTAL FOREIGN GOVERNMENT SECURITIES (COST $55,230,829) ............                                                     55,816,164
                                                                                                                      --------------
  TOTAL INVESTMENTS BEFORE MONEY MARKET FUND
    (COST $1,630,723,116) ...........................................                                                  1,658,568,480
                                                                                                                      --------------
  MONEY MARKET FUND (COST $50,396,057) 2.9%
o Franklin Institutional Fiduciary Trust Money Market Portfolio,
   4.96% ............................................................       United States          50,396,057             50,396,057
                                                                                                                      --------------
  TOTAL INVESTMENTS (COST $1,681,119,173) 99.3% .....................                                                  1,708,964,537
  NET UNREALIZED GAIN ON FORWARD EXCHANGE
   CONTRACTS 0.0% a .................................................                                                        331,731
  OTHER ASSETS, LESS LIABILITIES 0.6% ...............................                                                     10,901,023
                                                                                                                      --------------
  NET ASSETS 100.0% .................................................                                                 $1,720,197,291
                                                                                                                      ==============

CURRENCY ABBREVIATIONS

AUD    - Australian Dollar
BRL    - Brazil Real
CAD    - Canadian Dollar
EGP    - Egyptian Pounds
EUR    - Euro
IDR    - Indonesian Rupiah
ISK    - Iceland Krona
JPY    - Japanese Yen
KRW    - South Korean Won
MXN    - Mexican Peso
MYR    - Malaysian Ringgit
NOK    - Norwegian Krone
NZD    - New Zealand Dollar
PEN    - Peruvian Nuevo Sol
PLN    - Polish Zloty
SEK    - Swedish Krona
SGD    - Singapore Dollar
SKK    - Slovak Koruna
THB    - Thai Baht

SELECTED PORTFOLIO ABBREVIATIONS

FHLMC  - Federal Home Loan Mortgage Corp.
FNMA   - Federal National Mortgage Association
FRN    - Floating Rate Note
GNMA   - Government National Mortgage Association
REIT   - Real Estate Investment Trust
SF     - Single Family


32 | Semiannual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

a     Rounds to less than 0.1% of net assets.

b     See Note 10 regarding restricted securities.

c     Non-income producing for the twelve months ended October 31, 2006.

d     The principal amount is stated in U.S. dollars unless otherwise indicated.

e     See Note 1(f) regarding senior floating rate interests.

f     The coupon rate shown represents the rate at period end.

g See Note 1(c) regarding securities purchased on a when-issued or delayed delivery basis.

h Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2006, the aggregate value of these securities was $89,789,725, representing 5.22% of net assets.

i     Principal amount of security is adjusted for inflation. See Note 1(h).

j A supranational organization is an entity formed by two or more central governments through international treaties.

k The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

l Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2006, the value of this security was $12,386,250, representing 0.72% of net assets.

m     The security is traded on a discount basis with no stated coupon rate.

n     Principal is stated in 1,000 Real Units.

o See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 33

Franklin Strategic Series

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2006 (unaudited)

                                                                 --------------
                                                                    FRANKLIN
                                                                    STRATEGIC
                                                                   INCOME FUND
                                                                 --------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ................................   $1,630,723,116
  Cost - Sweep Money Fund (Note 7) ...........................       50,396,057
                                                                 --------------
  Total cost of investments ..................................   $1,681,119,173
                                                                 ==============
  Value - Unaffiliated issuers ...............................   $1,658,568,480
  Value - Sweep Money Fund (Note 7) ..........................       50,396,057
                                                                 --------------
  Total value of investments .................................    1,708,964,537
 Cash ........................................................           82,719
 Foreign currency at value (cost $3,517,880) .................        3,629,913
 Receivables:
  Investment securities sold .................................            1,356
  Capital shares sold ........................................        9,787,305
  Dividends and interest .....................................       23,735,972
 Unrealized gain on forward exchange contracts (Note 8) ......          420,463
                                                                 --------------
        Total assets .........................................    1,746,622,265
                                                                 --------------
Liabilities:
 Payables:
  Investment securities purchased ............................       21,158,708
  Capital shares redeemed ....................................        3,721,962
  Affiliates .................................................        1,274,851
 Unrealized loss on forward exchange contracts (Note 8) ......           88,732
 Unrealized loss on unfunded loan commitments (Note 11) ......            7,787
 Accrued expenses and other liabilities ......................          172,934
                                                                 --------------
        Total liabilities ....................................       26,424,974
                                                                 --------------
          Net assets, at value ...............................   $1,720,197,291
                                                                 ==============
Net assets consist of:
 Paid-in capital .............................................   $1,714,645,155
 Distributions in excess of net investment income ............      (11,203,320)
 Net unrealized appreciation (depreciation) ..................       28,399,912
 Accumulated net realized gain (loss) ........................      (11,644,456)
                                                                 --------------
          Net assets, at value ...............................   $1,720,197,291
                                                                 ==============


34 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2006 (unaudited)

                                                                                 --------------
                                                                                   FRANKLIN
                                                                                   STRATEGIC
                                                                                  INCOME FUND
                                                                                 --------------
CLASS A:
 Net assets, at value ........................................................   $1,182,314,836
                                                                                 ==============
 Shares outstanding ..........................................................      115,149,616
                                                                                 ==============
 Net asset value per share a .................................................   $        10.27
                                                                                 ==============
 Maximum offering price per share (net asset value per share / 95.75%) .......   $        10.73
                                                                                 ==============
CLASS B:
 Net assets, at value ........................................................   $  104,581,572
                                                                                 ==============
 Shares outstanding ..........................................................       10,149,081
                                                                                 ==============
 Net asset value and maximum offering price per share a ......................   $        10.30
                                                                                 ==============
CLASS C:
 Net assets, at value ........................................................   $  336,449,934
                                                                                 ==============
 Shares outstanding ..........................................................       32,773,061
                                                                                 ==============
 Net asset value and maximum offering price per share a ......................   $        10.27
                                                                                 ==============
CLASS R:
 Net assets, at value ........................................................   $   44,511,847
                                                                                 ==============
 Shares outstanding ..........................................................        4,344,407
                                                                                 ==============
 Net asset value and maximum offering price per share a ......................   $        10.25
                                                                                 ==============
ADVISOR CLASS:
 Net assets, at value ........................................................   $   52,339,102
                                                                                 ==============
 Shares outstanding ..........................................................        5,094,463
                                                                                 ==============
 Net asset value and maximum offering price per share a ......................   $        10.27
                                                                                 ==============

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 35

Franklin Strategic Series

STATEMENT OF OPERATIONS
for the six months ended October 31, 2006 (unaudited)

                                                                                  -----------
                                                                                   FRANKLIN
                                                                                   STRATEGIC
                                                                                  INCOME FUND
                                                                                  -----------
Investment income:
 Dividends:
  Unaffiliated issuers ........................................................   $   313,792
  Sweep Money Fund (Note 7) ...................................................       981,318
 Interest .....................................................................    47,383,943
                                                                                  -----------
        Total investment income ...............................................    48,679,053
                                                                                  -----------
Expenses:
 Management fees (Note 3a) ....................................................     3,633,810
 Distribution fees: (Note 3c)
  Class A .....................................................................     1,349,277
  Class B .....................................................................       337,871
  Class C .....................................................................       999,748
  Class R .....................................................................        98,038
 Transfer agent fees (Note 3e) ................................................       973,026
 Custodian fees (Note 4) ......................................................       257,281
 Reports to shareholders ......................................................        75,524
 Registration and filing fees .................................................        62,199
 Professional fees ............................................................        23,254
 Trustees' fees and expenses ..................................................         8,947
 Other ........................................................................        20,180
                                                                                  -----------
        Total expenses ........................................................     7,839,155
        Expense reductions (Note 4) ...........................................       (13,444)
                                                                                  -----------
          Net expenses ........................................................     7,825,711
                                                                                  -----------
           Net investment income ..............................................    40,853,342
                                                                                  -----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments .................................................................     4,472,637
  Foreign currency transactions ...............................................     4,894,023
                                                                                  -----------
           Net realized gain (loss) ...........................................     9,366,660
                                                                                  -----------
 Net change in unrealized appreciation (depreciation) on:
  Investments .................................................................     7,923,242
  Translation of assets and liabilities denominated in foreign currencies .....        34,185
                                                                                  -----------
           Net change in unrealized appreciation (depreciation) ...............     7,957,427
                                                                                  -----------
Net realized and unrealized gain (loss) .......................................    17,324,087
                                                                                  -----------
Net increase (decrease) in net assets resulting from operations ...............   $58,177,429
                                                                                  ===========


36 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                ----------------------------------
                                                                                                  FRANKLIN STRATEGIC INCOME FUND
                                                                                                ----------------------------------
                                                                                                SIX MONTHS ENDED
                                                                                                OCTOBER 31, 2006      YEAR ENDED
                                                                                                   (UNAUDITED)      APRIL 30, 2006
                                                                                                ----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .....................................................................    $   40,853,342     $   64,707,487
  Net realized gain (loss) from investments and foreign currency transactions ...............         9,366,660         15,467,690
  Net change in unrealized appreciation (depreciation) on investments and translation of
    assets and liabilities denominated in foreign currencies ................................         7,957,427         (8,505,216)
                                                                                                 ---------------------------------
        Net increase (decrease) in net assets resulting from operations .....................        58,177,429         71,669,961
                                                                                                 ---------------------------------
 Distributions to shareholders from:
  Net investment income:
    Class A .................................................................................       (31,324,279)       (49,931,881)
    Class B .................................................................................        (2,842,193)        (5,947,111)
    Class C .................................................................................        (8,449,311)       (14,235,453)
    Class R .................................................................................        (1,076,967)        (1,407,186)
    Advisor Class ...........................................................................        (1,827,389)        (3,649,308)
                                                                                                 ---------------------------------
 Total distributions to shareholders ........................................................       (45,520,139)       (75,170,939)
                                                                                                 ---------------------------------
 Capital share transactions: (Note 2)
    Class A .................................................................................       175,217,921        303,892,635
    Class B .................................................................................          (541,407)        (5,682,820)
    Class C .................................................................................        39,646,177         81,393,484
    Class R .................................................................................        11,174,888         15,156,955
    Advisor Class ...........................................................................        (5,370,900)        (2,656,075)
                                                                                                 ---------------------------------
 Total capital share transactions ...........................................................       220,126,679        392,104,179
                                                                                                 ---------------------------------
 Redemption fees ............................................................................             4,288             17,122
                                                                                                 ---------------------------------
        Net increase (decrease) in net assets ...............................................       232,788,257        388,620,323
Net assets:
 Beginning of period ........................................................................     1,487,409,034      1,098,788,711
                                                                                                 ---------------------------------
 End of period ..............................................................................    $1,720,197,291     $1,487,409,034
                                                                                                 =================================
Distribution in excess of net investment income included in net assets:
 End of period ..............................................................................    $  (11,203,320)    $   (6,536,523)
                                                                                                 =================================


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 37

Franklin Strategic Series

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

FRANKLIN STRATEGIC INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twelve separate funds. The Franklin Strategic Income Fund (the Fund) included in this report is non-diversified. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class A, Class B, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities, government securities, mortgage pass-through securities, other mortgage-backed securities, collateralized mortgage obligations and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from loan dealers and other financial institutions, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that consider multiple bond characteristics such as dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis to determine current value.


38 | Semiannual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitor price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange trades funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.


                                                          Semiannual Report | 39

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION (CONTINUED)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


40 | Semiannual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. MORTGAGE DOLLAR ROLLS

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase a mortgage-backed security at a future date. Gains or losses are realized at the time of the sale and the difference between the repurchase price and sale price is recorded as an unrealized gain to the Fund. The risks of mortgage dollar roll transactions include the potential inability of the counter-party to fulfill its obligations.

F. SENIOR FLOATING RATE INTERESTS

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

G. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date.

Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are


                                                          Semiannual Report | 41

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

Inflation-indexed bonds provide an inflation hedge through periodic increases in the security's interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

J. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

K. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


42 | Semiannual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

2. SHARES OF BENEFICIAL INTEREST

At October 31, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                           ---------------------------------------------------------------
                                                  SIX MONTHS ENDED                     YEAR ENDED
                                                  OCTOBER 31, 2006                   APRIL 30, 2006
                                           ---------------------------------------------------------------
                                              SHARES          AMOUNT             SHARES          AMOUNT
                                           ---------------------------------------------------------------
CLASS A SHARES:
 Shares sold .........................      26,212,052    $ 265,010,933        49,260,155    $ 502,029,313
 Shares issued in reinvestment
  of distributions ...................       2,199,283       22,191,775         3,385,695       34,430,660
 Shares redeemed .....................     (11,081,753)    (111,984,787)      (22,842,053)    (232,567,338)
                                           ---------------------------------------------------------------
 Net increase (decrease) .............      17,329,582    $ 175,217,921        29,803,797    $ 303,892,635
                                           ===============================================================
CLASS B SHARES:

 Shares sold .........................         704,349    $   7,155,491         1,145,646    $  11,711,043
 Shares issued in reinvestment
  of distributions ...................         180,232        1,825,413           368,488        3,762,119
 Shares redeemed .....................        (938,243)      (9,522,311)       (2,072,052)     (21,155,982)
                                           ---------------------------------------------------------------
 Net increase (decrease) .............         (53,662)   $    (541,407)         (557,918)   $  (5,682,820)
                                           ===============================================================
CLASS C SHARES:

 Shares sold .........................       6,436,555    $  65,110,484        12,758,406    $ 130,069,349
 Shares issued in reinvestment
  of distributions ...................         532,114        5,370,027           887,398        9,026,079
 Shares redeemed .....................      (3,050,915)     (30,834,334)       (5,673,281)     (57,701,944)
                                           ---------------------------------------------------------------
 Net increase (decrease) .............       3,917,754    $  39,646,177         7,972,523    $  81,393,484
                                           ===============================================================
CLASS R SHARES:

 Shares sold .........................       1,465,943    $  14,798,302         1,863,760    $  18,953,676
 Shares issued in reinvestment
  of distributions ...................         103,318        1,040,588           133,195        1,351,786
 Shares redeemed .....................        (462,514)      (4,664,002)         (507,256)      (5,148,507)
                                           ---------------------------------------------------------------
 Net increase (decrease) .............       1,106,747    $  11,174,888         1,489,699    $  15,156,955
                                           ===============================================================
ADVISOR CLASS SHARES:

 Shares sold .........................         941,443    $   9,550,677         2,178,207    $  22,212,820
 Shares issued in reinvestment
  of distributions ...................         156,895        1,583,298           321,103        3,270,147
 Shares redeemed .....................      (1,622,785)     (16,504,875)       (2,787,024)     (28,139,042)
                                           ---------------------------------------------------------------
 Net increase (decrease) .............        (524,447)   $  (5,370,900)         (287,714)   $  (2,656,075)
                                           ===============================================================


                                                          Semiannual Report | 43

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------------------
SUBSIDIARY                                                         AFFILIATION
--------------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                                 Investment manager
Franklin Templeton Services, LLC (FT Services)                     Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)               Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)      Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE      NET ASSETS
--------------------------------------------------------------------------------
       0.625%            Up to and including $100 million
       0.500%            Over $100 million, up to and including $250 million
       0.450%            Over $250 million, up to and including $10.0 billion
       0.440%            Over $10.0 billion, up to and including $12.5 billion
       0.420%            Over $12.5 billion, up to and including $15.0 billion
       0.400%            Over $15.0 billion, up to and including $17.5 billion
       0.380%            Over $17.5 billion, up to and including $20.0 billion
       0.360%            Over $20.0 billion, up to and including $35.0 billion
       0.355%            Over $35.0 billion, up to and including $50.0 billion
       0.350%            In excess of $50.0 billion

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors up to 0.25% per year of Class A's average daily net assets for costs incurred in connection with the sale and distribution of the Fund's shares. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.


44 | Semiannual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Funds' shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class B ............................................................   0.65%
Class C ............................................................   0.65%
Class R ............................................................   0.50%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to unaffiliated
 broker dealer ..................................................   $515,071
Contingent deferred sales charges retained ......................   $115,206

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $973,026, of which $627,325 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended October 31, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At April 30, 2006, the Fund had tax basis capital losses of $20,786,927 expiring on April 30, 2011.

At October 31, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments .................................   $1,689,221,087
                                                        ==============

Unrealized appreciation .............................   $   41,378,790
Unrealized depreciation .............................      (21,635,340)
                                                        --------------
Net unrealized appreciation (depreciation) ..........   $   19,743,450
                                                        ==============


                                                          Semiannual Report | 45

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

5. INCOME TAXES (CONTINUED)

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, mortgage dollar rolls, paydown losses, bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar rolls, pay-down losses, bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended October 31, 2006, aggregated $466,860,293 and $265,296,914, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. FORWARD EXCHANGE CONTRACTS

At October 31, 2006, the Fund had the following forward exchange contracts outstanding:

-------------------------------------------------------------------------------------------------------------------------
                                                                                  CONTRACT      SETTLEMENT    UNREALIZED
 CONTRACTS TO BUY                                                                 AMOUNT a         DATE       GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------------------
       98,750,000   Iceland Krona ..........................................     1,330,683        6/20/07      $ 54,248
      148,125,000   Iceland Krona ..........................................     2,004,398        6/21/07        72,570
      148,125,000   Iceland Krona ..........................................     1,988,255        6/27/07        86,134
                                                                                                               --------
                                                                                                               $212,952
                                                                                                               ========

-------------------------------------------------------------------------------------------------------------------------
                                                                                  CONTRACT      SETTLEMENT    UNREALIZED
CONTRACTS TO SELL                                                                 AMOUNT a         DATE       GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------------------
        1,892,579   New Zealand Dollar .....................................    54,000,000 THB   12/06/06      $207,511
                                                                                                               --------
             Unrealized gain on forward exchange contracts ..............................................      $420,463
                                                                                                               ========
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------


46 | Semiannual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

8. FORWARD EXCHANGE CONTRACTS (CONTINUED)

-------------------------------------------------------------------------------------------------------------------------
                                                                                  CONTRACT      SETTLEMENT    UNREALIZED
 CONTRACTS TO BUY                                                                 AMOUNT a         DATE       GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------------------
    3,360,678,150   Korean Won .............................................     5,358,224 NZD   12/06/06      $(11,572)
    4,562,436,157   Chilean Peso ...........................................    95,141,931 MXN    9/12/07       (42,443)
    1,698,885,602   Chilean Peso ...........................................    35,638,464 MXN    9/14/07       (34,717)
                                                                                                               --------
             Unrealized loss on forward exchange contracts ..............................................       (88,732)
                                                                                                               --------
               Net unrealized gain (loss) on forward exchange contracts .................................      $331,731
                                                                                                               ========

a     In U.S. Dollar unless otherwise indicated.

CURRENCY ABBREVIATIONS:

NZD -  New Zealand Dollar
MXN -  Mexican Peso
THB - Thai Baht

9. CREDIT RISK

The Fund has 49.30% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

10. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (the 1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions or resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund has registration rights for certain restricted securities held at the period end. The issuer generally incurs all registration costs.

At October 31, 2006, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Trust's Board of Trustees as reflecting fair value, as follows:

--------------------------------------------------------------------------------------------------------------
                                                                         ACQUISITION
  SHARES    ISSUER                                                           DATE          COST        VALUE
--------------------------------------------------------------------------------------------------------------
 516,372    Cambridge Industries Liquidating Trust Interest .........      1/09/02       $    --     $     568
  64,666    VS Holdings Inc. ........................................      12/06/01       64,666            --
                                                                                                     ---------
            TOTAL RESTRICTED SECURITIES (0.00% a of Net Assets) ................................     $     568
                                                                                                     =========

a     Rounds to less than 0.01% of net assets.


                                                          Semiannual Report | 47

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

11. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At October 31, 2006, unfunded commitments were as follows:

-------------------------------------------------------------------------
                                                               UNFUNDED
BORROWER                                                      COMMITMENTS
-------------------------------------------------------------------------
CBRL Group (Cracker Barrel), Delay Draw ...................   $  262,448
Niska Gas Storage U.S. LLC, Delay Draw ....................      379,273
VML US Finance LLC (Venetian Macau), Delay Draw ...........    1,693,333
                                                              ----------
                                                              $2,335,054
                                                              ==========

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized gain or loss is included in the Statement of Assets and Liabilities and Statement of Operations.

12. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed. The Fund did not participate in the CAGO Settlement.

On June 23, 2006, the SEC approved the IDC's proposed plan of distribution arising from the December 13, 2004 SEC Order and disbursement of the settlement monies to the designated


48 | Semiannual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

12. REGULATORY MATTERS (CONTINUED)

funds in accordance with the terms and conditions of the SEC's order and the plan was completed in September 2006.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC's market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of Distribution. The SEC anticipates that Notice of the Plan will be published on or after November 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or their shareholders whole, as appropriate.

13. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FINA 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Trust are currently evaluating the impact, if any, of applying the various provisions of FIN 48.


                                                          Semiannual Report | 49

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

13. NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.


50 | Semiannual Report

Franklin Strategic Series

SHAREHOLDER INFORMATION

FRANKLIN STRATEGIC INCOME FUND

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                          Semiannual Report | 51

                       This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

RETIREMENT TARGET FUNDS

Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC
Alabama                          Michigan 7
Arizona                          Minnesota 7
California 8                     Missouri
Colorado                         New Jersey
Connecticut                      New York 8
Florida 8                        North Carolina
Georgia                          Ohio 7
Kentucky                         Oregon
Louisiana                        Pennsylvania
Maryland                         Tennessee
Massachusetts 7                  Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products
  Trust 9

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7.    Portfolio of insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/06
                                               Not part of the semiannual report

     [LOGO](R)
FRANKLIN TEMPLETON              One Franklin Parkway
    INVESTMENTS                 San Mateo, CA 94403-1906

|_|   WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

Franklin Strategic Income Fund

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

194 S2006 12/06

















                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                     OCTOBER 31, 2006
--------------------------------------------------------------------------------

                                           A series of Franklin Strategic Series

--------------------------------------------------------------------------------
         SEMIANNUAL REPORT AND SHAREHOLDER LETTER                 BLEND
--------------------------------------------------------------------------------
                                                          WANT TO RECEIVE
                                                          THIS DOCUMENT
                                                          FASTER VIA EMAIL?

                         FRANKLIN
                   U.S. LONG-SHORT FUND
                                                          Eligible shareholders
                                                          can sign up for
                                                          eDelivery at
                                                          franklintempleton.com.
                                                          See inside for
                                                          details.

--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

                              Franklin Templeton Investments

                              GAIN FROM OUR PERSPECTIVE(R)

                              Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE         Each of our portfolio management groups operates
                              autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                              FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                              TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                              MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION          Because our management groups work independently
                              and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST     At Franklin Templeton Investments, we seek to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the semiannual report

Contents

SHAREHOLDER LETTER ..........................................................  1

SEMIANNUAL REPORT

Franklin U.S. Long-Short Fund ...............................................  3

Performance Summary .........................................................  8

Your Fund's Expenses ........................................................  9

Financial Highlights and Statement of Investments ........................... 11

Financial Statements ........................................................ 17

Notes to Financial Statements ............................................... 20

Shareholder Information ..................................................... 30

--------------------------------------------------------------------------------
Semiannual Report

Franklin U.S. Long-Short Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin U.S. Long-Short Fund seeks long-term capital appreciation in both up and down (bull and bear) markets, with less volatility than the overall stock market. Under normal market conditions, the Fund has primarily both long and short positions in equity securities, primarily common stocks. At least 80% of the Fund's net assets will normally be invested in U.S. investments.

This semiannual report for Franklin U.S. Long-Short Fund covers the period ended October 31, 2006.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

Franklin U.S. Long-Short Fund - Class A had a -2.46% cumulative total return for the six months under review. The Fund underperformed its benchmark, the Standard & Poor's 500 Index (S&P 500), which posted a +6.11% cumulative total return for the same period. 1 Although we underperformed the index, in addition to return, we also seek less volatility and correlation relative to the overall market. For the period under review, the Fund had 90% of the volatility of the S&P 500, as measured by standard deviation of daily returns, and a relative correlation of 86%. Since the Fund's inception, its relative volatility and correlation to the benchmark were 71% and 33%. You can find the Fund's long-term performance data in the Performance Summary on page 8.

1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 12.


                                                           Semiannual Report | 3

ECONOMIC AND MARKET OVERVIEW

During the six months ended October 31, 2006, the U.S. economy advanced at a moderate but slowing pace. Gross domestic product growth slowed to annualized rates of 2.6% in the second quarter and an estimated 2.2% in the third quarter. Housing market weakness contributed to the slowdown. Growth was supported primarily by corporate profits and consumer and government spending. Export growth picked up some momentum, but a record trade deficit remained. Although labor costs rose and new job creation slowed to 1% annually, hiring generally increased and the unemployment rate fell from 4.6% to a five-year low of 4.4%. 2

Elevated energy and other commodity prices were a primary economic concern for much of the period. Oil prices were volatile and declined from a record high of $77 per barrel in July to nearly $59 at period-end. Shifting oil prices appeared to raise the anxiety level among consumers and businesses alike. Consumers curbed spending on large purchases, such as homes and cars. Home prices fell in many parts of the country, mortgage rates crept up, and borrowing against home equity flattened. Lower retail prices for cars, computers and clothing in September and October signaled that inflationary pressure appeared to be diminishing somewhat. Inflation was still a concern, however, as the core Consumer Price Index (CPI) rose 2.7% for the 12 months ended October 31, 2006, which was higher than the 2.2% 10-year average. 3

The Federal Reserve Board (Fed) raised the federal funds target rate to 5.25% on June 30. However, since June, the Fed left the rate unchanged, citing a slowing economy, widespread cooling in the housing market and the lagging effect of prior tightening. The Fed stated that even with lower oil prices toward period-end, inflation risks remained.

The Fed's inaction helped restore investor confidence, and equity markets experienced dramatic rallies late in the period. Overall, the blue chip stocks of the Dow Jones Industrial Average posted a six-month total return of +7.47%, and the broader S&P 500 returned +6.11%, while the technology-heavy NASDAQ Composite Index had a total return of +3.03%. 4 Utilities, telecommunications and consumer staples performed particularly well.

2.    Source: Bureau of Labor Statistics.

3. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

4. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.


4 | Semiannual Report

EQUITY EXPOSURE
10/31/06

--------------------------------------------------------------------------------
                                     % OF TOTAL NET ASSETS      # OF POSITIONS
--------------------------------------------------------------------------------
Long Equity Securities                       67.0%                    63
--------------------------------------------------------------------------------
Short Equity Securities                     -37.5%                    38
--------------------------------------------------------------------------------
NET EQUITY EXPOSURE                          29.5% (LONG)
--------------------------------------------------------------------------------

INVESTMENT STRATEGY

We select the Fund's long and short positions on a stock-by-stock basis, searching for securities with favorable risk and return profiles. For long positions, we look for growth- and value-oriented stocks of companies with strong fundamentals or valuable assets that we believe are underappreciated by the market. For short positions, we use primarily fundamental, accounting and event-driven strategies. Additionally, we use technical analysis as a risk control measure. The Fund pursues additional goals of reduced volatility and correlation relative to the overall market.

MANAGER'S DISCUSSION

On October 31, 2006, the Fund's exposure was 67.0% long and 37.5% short, resulting in a 29.5% net long exposure, down from 44.5% net long exposure on April 30, 2006.

The consumer non-durables, finance and process industries sectors contributed to Fund performance during the period. Within consumer non-durables, positions in apparel and footwear, beverages and food helped performance. The two best contributors in consumer non-durables were our long positions in Crocs and Phillips-Van Heusen (PVH). Crocs enjoyed amazing success with its distinctive footwear products, and management's supply chain expertise enabled the company to satisfy the strong demand. PVH likewise benefited from solid demand for its Calvin Klein apparel. Within finance, positions in lenders boosted performance, offset by losses in regional banks. The sector's top two contributors were our long position in CapitalSource and our short position in Nelnet. CapitalSource continued to benefit from the growing economy as a lender to small- and medium-size businesses. Nelnet suffered from steep pricing pressure due to industry regulatory changes. During the period, we sold our positions in Nelnet, Countrywide Financial, CBOT Holdings, Republic Bancorp and Sky Financial Group. Within process industries, our positions in agricultural commodities and specialty chemicals supported performance, offset by losses in industrial specialties. The gradual energy price decline during the

TOP 10 LONG HOLDINGS
10/31/06

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY                                                       NET ASSETS
--------------------------------------------------------------------------------
Kohl's Corp.                                                                2.0%
   RETAIL TRADE
--------------------------------------------------------------------------------
Harris Corp.                                                                2.0%
   ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
J.B. Hunt Transport Services Inc.                                           2.0%
   TRANSPORTATION
--------------------------------------------------------------------------------
Target Corp.                                                                1.9%
   RETAIL TRADE
--------------------------------------------------------------------------------
Bunge Ltd.                                                                  1.9%
   PROCESS INDUSTRIES
--------------------------------------------------------------------------------
Phillips-Van Heusen Corp.                                                   1.9%
   CONSUMER NON-DURABLES
--------------------------------------------------------------------------------
FormFactor Inc.                                                             1.8%
   ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
Carnival Corp.                                                              1.7%
   CONSUMER SERVICES
--------------------------------------------------------------------------------
Zumiez Inc.                                                                 1.6%
   RETAIL TRADE
--------------------------------------------------------------------------------
Republic Airways Holdings Inc.                                              1.5%
   TRANSPORTATION
--------------------------------------------------------------------------------


                                                           Semiannual Report | 5

PORTFOLIO BREAKDOWN
10/31/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------
Long Positions                                                             67.0%
--------------------------------------------------------------------------------
Short Positions                                                           -37.5%
--------------------------------------------------------------------------------
Short-Term Investments                                                     65.5%
--------------------------------------------------------------------------------
Other Assets, less Liabilities                                              5.0%
--------------------------------------------------------------------------------

SECTOR/INDUSTRY BREAKDOWN
Based on Total Net Assets as of 10/31/06

--------------------------------------------------------------------------------
                                                                      NET EQUITY
                                                 LONG %    SHORT %    EXPOSURE %
--------------------------------------------------------------------------------
Electronic Technology                             12.6%     -2.8%        9.8%
--------------------------------------------------------------------------------
Consumer Non-Durables                              7.4%     -2.4%        5.0%
--------------------------------------------------------------------------------
Process Industries                                 4.0%     -0.4%        3.6%
--------------------------------------------------------------------------------
Consumer Durables                                  3.3%     -0.6%        2.7%
--------------------------------------------------------------------------------
Industrial Services                                2.3%      0.0%        2.3%
--------------------------------------------------------------------------------
Energy Minerals                                    4.2%     -2.0%        2.2%
--------------------------------------------------------------------------------
Health Technology                                  3.4%     -1.5%        1.9%
--------------------------------------------------------------------------------
Retail Trade                                      10.3%     -8.6%        1.7%
--------------------------------------------------------------------------------
Transportation                                     4.9%     -3.2%        1.7%
--------------------------------------------------------------------------------
Consumer Services                                  3.2%     -1.7%        1.5%
--------------------------------------------------------------------------------
Finance                                            5.9%     -4.6%        1.3%
--------------------------------------------------------------------------------
Technology Services                                2.7%     -1.5%        1.2%
--------------------------------------------------------------------------------
Utilities                                          1.2%      0.0%        1.2%
--------------------------------------------------------------------------------
Distribution Services                              0.0%     -0.4%       -0.4%
--------------------------------------------------------------------------------
Miscellaneous                                      0.0%     -3.0%       -3.0%
--------------------------------------------------------------------------------
Producer Manufacturing                             1.6%     -4.8%       -3.2%
--------------------------------------------------------------------------------
TOTAL                                             67.0%    -37.5%       29.5%
--------------------------------------------------------------------------------

period reduced the cost of goods, resulting in better profitability. The sector's top two contributors were Bunge and Ashland, which benefited from lower energy prices.

Hindering Fund performance during the reporting period were several positions in electronic technology, industrial services and producer manufacturing. Within electronic technology, positions in semiconductors and telecommunications equipment were major detractors from performance due to general sector weakness during the period. Within industrial services, our long position in oil services hurt performance. This group is very sensitive to changes in energy prices and thus experienced a decline during the period when energy prices dropped. We reduced our weighting in the sector by selling our position in Noble. Within producer manufacturing, our positions in industrial machinery and trucks hindered performance.


6 | Semiannual Report

Thank you for your continued participation in Franklin U.S. Long-Short Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]       /s/ Daniel Hennessy

                      Daniel Hennessy, CFA
                      Portfolio Manager


[PHOTO OMITTED]       /s/ Gary K. Ko

                      Gary K. Ko, CFA
                      Assistant Portfolio Manager

                      Franklin U.S. Long-Short Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                           Semiannual Report | 7

Performance Summary as of 10/31/06

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

------------------------------------------------------------------------------------------------------------
CLASS A  (SYMBOL: FUSLX)                              CHANGE          10/31/06                 4/30/06
------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                 -$0.41            $16.24                  $16.65
------------------------------------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES THE SALES CHARGE. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE THE MAXIMUM SALES CHARGE. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

------------------------------------------------------------------------------------------------------------
CLASS A                               6-MONTH         1-YEAR            5-YEAR         INCEPTION (5/28/99) 1
------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2              -2.46%         +0.50%            -6.03%                +101.86%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3          -8.09%         -5.25%            -2.40%                  +9.04%
------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4          $9,191         $9,475            $8,855                 $19,022
------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 5                    -8.03%            -2.38%                  +8.75%
------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

ENDNOTES

ALTHOUGH THE FUND INTENDS TO REDUCE RISK BY HAVING BOTH LONG AND SHORT POSITIONS, IT IS POSSIBLE THE FUND'S LONG POSITIONS WILL DECLINE IN VALUE AT THE SAME TIME THE VALUE OF STOCKS SOLD SHORT INCREASES, THEREBY INCREASING THE POTENTIAL FOR LOSS. ALSO, THE FUND MAY NOT ALWAYS BE ABLE TO CLOSE OUT A SHORT POSITION AT A PARTICULAR TIME OR AT AN ACCEPTABLE PRICE. HISTORICALLY, INVESTMENTS IN SMALL-CAP STOCKS HAVE BEEN MORE VOLATILE IN PRICE THAN LARGER-CAP STOCKS, ESPECIALLY OVER THE SHORT TERM. IN ADDITION, INVESTING IN FOREIGN SECURITIES INVOLVES SPECIAL RISKS, INCLUDING POLITICAL UNCERTAINTY AND CURRENCY FLUCTUATIONS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

1. Fund inception date was 5/28/99. Fund shares were first offered to the public on 5/1/00.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.


8 | Semiannual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                           Semiannual Report | 9

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                      VALUE 5/1/06      VALUE 10/31/06   PERIOD* 5/1/06-10/31/06
-------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $  975.40               $9.31
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,015.78               $9.50
-------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio of 1.87%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


10 | Semiannual Report

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN U.S. LONG-SHORT FUND

                                                  --------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                  OCTOBER 31, 2006                       YEAR ENDED APRIL 30,
                                                    (UNAUDITED)         2006         2005          2004          2003         2002
                                                  --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........       $ 16.65        $ 15.50      $ 15.54      $  15.73      $  16.29     $  21.09
                                                  --------------------------------------------------------------------------------
Income from investment operations a:

  Net investment income (loss) b ..............          0.17           0.18         0.04         (0.14)        (0.07)        0.25

  Net realized and unrealized gains (losses) ..         (0.58)          1.12        (0.08)        (0.05)           -- e      (2.52)
                                                  --------------------------------------------------------------------------------
Total from investment operations ..............         (0.41)          1.30        (0.04)        (0.19)        (0.07)       (2.27)
                                                  --------------------------------------------------------------------------------

Less distributions from:

  Net investment income .......................            --          (0.15)          --            --         (0.49)       (0.27)

  Net realized gains ..........................            --             --           --            --            --        (2.26)
                                                  --------------------------------------------------------------------------------
Total distributions ...........................            --          (0.15)          --            --         (0.49)       (2.53)
                                                  --------------------------------------------------------------------------------
Redemption fees ...............................            -- e           -- e         -- e          --            --           --
                                                  --------------------------------------------------------------------------------
Net asset value, end of period ................       $ 16.24        $ 16.65      $ 15.50      $  15.54      $  15.73     $  16.29
                                                  ================================================================================

Total return c ................................         (2.46)%         8.36%       (0.26)%       (1.21)%       (0.48)%     (11.53)%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............       $33,591        $47,603      $68,718      $112,096      $144,582     $146,044

Ratios to average net assets:*

  Expenses before waiver and payments
    by affiliates d ...........................          1.87% f        1.82%        1.80%         2.23%         2.45%        2.01%

  Expenses net of waiver and payments
    by affiliates d ...........................          1.87% f,g      1.82% g      1.75% g       2.23% g       2.45%        2.01%

  Net investment income (loss) ................          2.11% f        1.10%        0.23%        (0.89)%       (0.42)%       1.32%

Portfolio turnover rate .......................         52.82%        220.50%      218.52%       346.01%       258.22%      327.27%

Portfolio turnover rate excluding short sales .         28.41%        116.45%      105.31%       217.47%       184.90%      146.05%

*Ratios to average net assets, excluding dividend expense on securities sold short:

  Expenses before waiver and payments
    by affiliates .............................          1.50% f        1.46%        1.32%         1.71%         1.84%        1.60%

  Expenses net of waiver and payments
    by affiliates .............................          1.50% f,g      1.46% g      1.27% g       1.71% g       1.84%        1.60%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e     Amount rounds to less than $0.01 per share.

f     Annualized.

g     Benefit of expense reduction rounds to less than 0.01%.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 11

Franklin Strategic Series

STATEMENT OF INVESTMENTS, OCTOBER 31, 2006 (UNAUDITED)

-------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN U.S. LONG-SHORT FUND                                                   COUNTRY         SHARES          VALUE
-------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS 67.0%
      CONSUMER DURABLES 3.3%
  a,b Activision Inc. ..........................................................   United States          23,221   $    358,068
    b Harman International Industries Inc. .....................................   United States           4,107        420,351
  a,b Scientific Games Corp., A ................................................   United States          11,836        331,763
                                                                                                                   ------------
                                                                                                                      1,110,182
                                                                                                                   ------------
      CONSUMER NON-DURABLES 7.4%
  a,b Crocs Inc. ...............................................................   United States          11,451        453,689
    b PepsiCo Inc. .............................................................   United States           5,440        345,114
    b Phillips-Van Heusen Corp. ................................................   United States          13,729        628,239
      VF Corp. .................................................................   United States           6,349        482,587
  a,b The Warnaco Group Inc. ...................................................   United States          13,223        280,856
    b Wm. Wrigley Jr. Co. ......................................................   United States           4,307        223,749
      Wm. Wrigley Jr. Co., B ...................................................   United States           1,076         55,737
                                                                                                                   ------------
                                                                                                                      2,469,971
                                                                                                                   ------------
      CONSUMER SERVICES 3.2%
    b Carnival Corp. ...........................................................   United States          11,436        558,306
    b Hilton Hotels Corp. ......................................................   United States          17,520        506,678
                                                                                                                   ------------
                                                                                                                      1,064,984
                                                                                                                   ------------
      ELECTRONIC TECHNOLOGY 12.6%
  a,b Arris Group Inc. .........................................................   United States          24,696        330,926
      Embraer-Empresa Brasileira de Aeronautica SA, ADR ........................      Brazil              11,982        498,811
  a,b FormFactor Inc. ..........................................................   United States          15,800        603,244
    b Harris Corp. .............................................................   United States          15,878        676,403
    a Marvell Technology Group Ltd. ............................................      Bermuda             16,821        307,488
    a Microsemi Corp. ..........................................................   United States          17,162        336,375
    b Nokia Corp., ADR .........................................................      Finland             14,350        285,278
  a,b SunPower Corp., A ........................................................   United States           7,873        264,927
  a,b Taser International Inc. .................................................   United States          45,346        422,171
  a,b ViaSat Inc. ..............................................................   United States          18,917        513,407
                                                                                                                   ------------
                                                                                                                      4,239,030
                                                                                                                   ------------
      ENERGY MINERALS 4.2%
    b Chesapeake Energy Corp. ..................................................   United States          11,905        386,198
  a,b Newfield Exploration Co. .................................................   United States          10,941        446,283
      Peabody Energy Corp. .....................................................   United States           5,862        246,028
    b Total SA, B, ADR .........................................................      France               4,646        316,579
                                                                                                                   ------------
                                                                                                                      1,395,088
                                                                                                                   ------------
      FINANCE 5.9%
    b CapitalSource Inc. .......................................................   United States          13,899        385,558
  a,b Eurobancshares Inc. ......................................................   United States          39,927        378,109
  a,b Franklin Bank Corp. ......................................................   United States          21,252        429,503
    b IBERIABANK Corp. .........................................................   United States           4,243        249,658
  a,c Industrial and Commercial Bank of China, 144A ............................       China             507,200        226,953
    b R&G Financial Corp., B ...................................................   United States          40,356        310,741
                                                                                                                   ------------
                                                                                                                      1,980,522
                                                                                                                   ------------


12 | Semiannual Report

Franklin Strategic Series

-------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN U.S. LONG-SHORT FUND                                                   COUNTRY         SHARES          VALUE
-------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS (CONTINUED)
      HEALTH TECHNOLOGY 3.4%
    a Cephalon Inc. ............................................................   United States           1,348   $     94,603
  a,b Charles River Laboratories International Inc. ............................   United States           4,114        176,573
    a The Medicines Co. ........................................................   United States           3,043         78,996
    a Penwest Pharmaceuticals Co. ..............................................   United States           2,536         44,938
    a POZEN Inc. ...............................................................   United States           5,342         88,837
      Roche Holding AG .........................................................    Switzerland            1,255        219,563
    b Schering-Plough Corp. ....................................................   United States          20,597        456,018
                                                                                                                   ------------
                                                                                                                      1,159,528
                                                                                                                   ------------
      INDUSTRIAL SERVICES 2.3%
    a Helix Energy Solutions Group Inc. ........................................   United States          13,159        425,035
    b Rowan Cos. Inc. ..........................................................   United States          10,794        360,304
                                                                                                                   ------------
                                                                                                                        785,339
                                                                                                                   ------------
      PROCESS INDUSTRIES 4.0%
    b Ashland Inc. .............................................................   United States           5,669        335,038
    b Bunge Ltd. ...............................................................   United States           9,851        631,548
  a,b Headwaters Inc. ..........................................................   United States           7,463        184,709
    b Lyondell Chemical Co. ....................................................   United States           6,935        178,021
                                                                                                                   ------------
                                                                                                                      1,329,316
                                                                                                                   ------------
      PRODUCER MANUFACTURING 1.6%
    b 3M Co. ...................................................................   United States           4,671        368,262
    b Federal Signal Corp. .....................................................   United States          10,678        162,946
                                                                                                                   ------------
                                                                                                                        531,208
                                                                                                                   ------------
      RETAIL TRADE 10.3%
    b Advance Auto Parts Inc. ..................................................   United States          11,116        389,282
    b Best Buy Co. Inc. ........................................................   United States           6,080        335,920
    b Christopher & Banks Corp. ................................................   United States          11,092        299,373
    b Dollar General Corp. .....................................................   United States           7,081         99,346
  a,b Kohl's Corp. .............................................................   United States           9,611        678,537
    b Target Corp. .............................................................   United States          11,015        651,868
    b Wal-Mart Stores Inc. .....................................................   United States           9,988        492,209
  a,b Zumiez Inc. ..............................................................   United States          15,902        522,540
                                                                                                                   ------------
                                                                                                                      3,469,075
                                                                                                                   ------------
      TECHNOLOGY SERVICES 2.7%
      Paychex Inc. .............................................................   United States           8,450        333,606
  a,b Quest Software Inc. ......................................................   United States          26,346        388,076
a,b,d VeriSign Inc. ............................................................   United States           8,376        173,216
                                                                                                                   ------------
                                                                                                                        894,898
                                                                                                                   ------------
      TRANSPORTATION 4.9%
    b FedEx Corp. ..............................................................   United States           4,108        470,530
    b J.B. Hunt Transport Services Inc. ........................................   United States          31,054        672,009
  a,b Republic Airways Holdings Inc. ...........................................   United States          29,065        519,391
                                                                                                                   ------------
                                                                                                                      1,661,930
                                                                                                                   ------------


                                                          Semiannual Report | 13

Franklin Strategic Series

-------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN U.S. LONG-SHORT FUND                                                   COUNTRY         SHARES          VALUE
-------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS (CONTINUED)
      UTILITIES 1.2%
    b FirstEnergy Corp. ........................................................   United States           4,868   $    286,482
      Public Service Enterprise Group Inc. .....................................   United States           1,893        115,568
                                                                                                                   ------------
                                                                                                                        402,050
                                                                                                                   ------------
      TOTAL COMMON STOCKS (COST $19,750,753) ...................................                                     22,493,121
                                                                                                                   ------------
      SHORT TERM INVESTMENTS 65.5%
      MONEY MARKET FUND (COST $8,419,824) 25.0%
    e Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.96% .....   United States       8,419,824      8,419,824
                                                                                                                   ------------

                                                                                                   -------------
                                                                                                     PRINCIPAL
                                                                                                      AMOUNT
                                                                                                   -------------
      REPURCHASE AGREEMENT (COST $13,593,892) 40.5%
    f Joint Repurchase Agreement, 5.264%, 11/01/06
      (Maturity Value $13,595,879) .............................................   United States   $  13,593,892     13,593,892
       ABN AMRO Bank, N.V., New York Branch (Maturity Value $1,279,916)
       Banc of America Securities LLC (Maturity Value $1,279,916)
       Barclays Capital Inc. (Maturity Value $1,279,916)
       Bear, Stearns & Co. Inc. (Maturity Value $1,023,906)
       BNP Paribas Securities Corp. (Maturity Value $1,279,916)
       Deutsche Bank Securities Inc. (Maturity Value $1,279,916)
       Greenwich Capital Markets Inc. (Maturity Value $1,279,916)
       Lehman Brothers Inc. (Maturity Value $1,052,729)
       Merrill Lynch Government Securities Inc. (Maturity Value $1,279,916)
       Morgan Stanley & Co. Inc. (Maturity Value $1,279,916)
       UBS Securities LLC (Maturity Value $1,279,916)
        Collateralized by U.S. Government Agency Securities, 2.625% - 7.25%,
         11/03/06 -7/18/11;  g U.S. Treasury Bills, 3/15/07; and
         U.S. Treasury Notes, 3.375% - 6.125%, 3/15/07 - 2/15/29

                                                                                                                   ------------
      TOTAL INVESTMENTS (COST $41,764,469) 132.5% ..............................                                     44,506,837
      OPTIONS WRITTEN 0.0% h ...................................................                                         (1,900)
      SECURITIES SOLD SHORT (37.5)% ............................................                                    (12,586,426)
      OTHER ASSETS, LESS LIABILITIES 5.0% ......................................                                      1,672,267
                                                                                                                   ------------
      NET ASSETS 100.0% ........................................................                                   $ 33,590,778
                                                                                                                   ============

                                                                                                   -------------
                                                                                                     CONTRACTS
                                                                                                   -------------
    i OPTIONS WRITTEN (PREMIUMS RECEIVED $128,060) 0.0% h
      CALL OPTIONS 0.0% h
      TECHNOLOGY SERVICES 0.0% h
      VeriSign Inc., Jan. 35 Calls, 1/20/07 ....................................   United States             380          1,900
                                                                                                                   ------------

                                                                                                   -------------
                                                                                                      SHARES
                                                                                                   -------------
    j SECURITIES SOLD SHORT 37.5%
      CONSUMER DURABLES 0.6%
      Arctic Cat Inc. ..........................................................   United States          10,916        195,506
                                                                                                                   ------------


14 | Semiannual Report

Franklin Strategic Series

-------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN U.S. LONG-SHORT FUND                                                   COUNTRY         SHARES          VALUE
-------------------------------------------------------------------------------------------------------------------------------
    j SECURITIES SOLD SHORT (CONTINUED)
      CONSUMER NON-DURABLES 2.4%
      Adidas AG ................................................................      Germany              6,878   $    344,451
      Kellwood Co. .............................................................   United States          14,925        456,705
                                                                                                                   ------------
                                                                                                                        801,156
                                                                                                                   ------------

      CONSUMER SERVICES 1.7%
      Darden Restaurants Inc. ..................................................   United States           8,133        340,773
      Royal Caribbean Cruises Ltd. .............................................   United States           5,415        219,308
                                                                                                                   ------------
                                                                                                                        560,081
                                                                                                                   ------------

      DISTRIBUTION SERVICES 0.4%
      Tech Data Corp. ..........................................................   United States           3,128        123,087
                                                                                                                   ------------

      DIVERSIFIED FINANCIAL SERVICES 2.4%
      Energy Select Sector SPDR Fund ...........................................   United States           9,366        521,967
      iShares Nasdaq Biotechnology Index Fund ..................................   United States           3,672        292,658
                                                                                                                   ------------
                                                                                                                        814,625
                                                                                                                   ------------

      ELECTRONIC TECHNOLOGY 3.4%
      Avici Systems Inc. .......................................................   United States          66,913        461,031
      LSI Logic Corp. ..........................................................   United States          12,967        130,318
      Novellus Systems Inc. ....................................................   United States          12,893        356,491
      Semiconductor HOLDRs Trust ...............................................   United States           5,926        201,484
      Vitesse Semiconductor Corp. ..............................................   United States             196            229
                                                                                                                   ------------
                                                                                                                      1,149,553
                                                                                                                   ------------

      ENERGY MINERALS 2.0%
      Repsol YPF SA, ADR .......................................................       Spain               8,778        293,624
      Whiting Petroleum Corp. ..................................................   United States           8,140        363,125
                                                                                                                   ------------
                                                                                                                        656,749
                                                                                                                   ------------

      FINANCE 4.6%
      First Republic Bank ......................................................   United States           8,974        349,448
      Glacier Bancorp Inc. .....................................................   United States          13,524        472,258
      Old Second Bancorp Inc. ..................................................   United States          11,922        360,521
      Raymond James Financial Inc. .............................................   United States          11,670        371,806
                                                                                                                   ------------
                                                                                                                      1,554,033
                                                                                                                   ------------

      HEALTH TECHNOLOGY 1.5%
      DJO Inc. .................................................................   United States          12,328        495,955
                                                                                                                   ------------

      PROCESS INDUSTRIES 0.4%
      PPG Industries Inc. ......................................................   United States           2,220        151,848
                                                                                                                   ------------

      PRODUCER MANUFACTURING 4.8%
      American Axle & Manufacturing Holdings Inc. ..............................   United States           9,816        184,050
      Evergreen Solar Inc. .....................................................   United States          10,759         93,603
      Robbins & Myers Inc. .....................................................   United States          14,457        556,450
      Superior Industries International Inc. ...................................   United States          20,318        343,374
      Valmont Industries Inc. ..................................................   United States           8,036        448,409
                                                                                                                   ------------
                                                                                                                      1,625,886
                                                                                                                   ------------


                                                          Semiannual Report | 15

Franklin Strategic Series

-------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN U.S. LONG-SHORT FUND                                                   COUNTRY         SHARES          VALUE
-------------------------------------------------------------------------------------------------------------------------------
    j SECURITIES SOLD SHORT (CONTINUED)
      RETAIL TRADE 8.6%
      Big Lots Inc. ............................................................   United States          25,251   $    532,291
      BJ's Wholesale Club Inc. .................................................   United States           8,436        241,691
      Cabela's Inc., A .........................................................   United States          13,472        317,939
      Charlotte Russe Holdings Inc. ............................................   United States           6,620        183,043
      Dillard's Inc., A ........................................................   United States          23,111        697,259
      Fred's Inc. ..............................................................   United States           9,419        123,201
      FTD Group Inc. ...........................................................   United States          21,058        335,875
      Longs Drug Stores Corp. ..................................................   United States          10,888        468,620
                                                                                                                   ------------
                                                                                                                      2,899,919
                                                                                                                   ------------

      TECHNOLOGY SERVICES 1.5%
      Napster Inc. .............................................................   United States         103,134        488,855
                                                                                                                   ------------

      TRANSPORTATION 3.2%
      Covenant Transport Inc., A ...............................................   United States          26,587        332,072
      Kansas City Southern .....................................................   United States          13,649        387,495
      SAIA Inc. ................................................................   United States          13,045        349,606
                                                                                                                   ------------
                                                                                                                      1,069,173
                                                                                                                   ------------
      TOTAL SECURITIES SOLD SHORT (PROCEEDS $11,711,396) .......................                                   $ 12,586,426
                                                                                                                   ============

SELECTED PORTFOLIO ABBREVIATIONS:

ADR    - American Depository Receipt
HOLDRS - Holding Company Depository Receipts
SPDR   - S&P Depository Receipt

a     Non-income producing for the twelve months ended October 31, 2006.

b See Note 1(f) regarding securities segregated with broker for securities sold short.

c Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2006, the value of this security was $226,953, representing 0.68% of net assets.

d A portion or all of the security is held in connection with open option contracts.

e See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

f     See Note 1(c) regarding joint repurchase agreement.

g     The security is traded on a discount basis with no stated coupon rate.

h     Rounds to less than 0.1% of net assets.

i     See Note 1(e) regarding written options.

j     See Note 1(f) regarding securities sold short.


16 |  The accompanying notes are an integral part of these financial statements.
   |  Semiannual Report

Franklin Strategic Series

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2006 (unaudited)

                                                                                ---------------
                                                                                   FRANKLIN
                                                                                U.S. LONG-SHORT
                                                                                     FUND
                                                                                ---------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ...........................................       $    19,750,753
  Cost - Sweep Money Fund (Note 7) ......................................             8,419,824
  Cost - Repurchase agreements ..........................................            13,593,892
                                                                                ---------------
  Total cost of investments .............................................       $    41,764,469
                                                                                ===============
  Value - Unaffiliated issuers (includes securities segregated with
   broker for securities sold short in the amount of $20,421,591) .......       $    22,493,121
  Value - Sweep Money Fund (Note 7) .....................................             8,419,824
  Value - Repurchase agreements .........................................            13,593,892
                                                                                ---------------
  Total value of investments ............................................            44,506,837
 Cash ...................................................................                24,458
 Receivables:
  Investment securities sold ............................................             1,713,715
  Capital shares sold ...................................................               111,086
  Dividends .............................................................                 1,707
 Cash on deposit with brokers for securities sold short .................               866,042
                                                                                ---------------
      Total assets ......................................................            47,223,845
                                                                                ---------------
Liabilities:
 Payables:
  Investment securities purchased .......................................               796,921
  Capital shares redeemed ...............................................               153,591
  Affiliates ............................................................                35,309
 Options written, at value (premiums received $128,060) .................                 1,900
 Securities sold short, at value (proceeds $11,711,396) .................            12,586,426
 Accrued expenses and other liabilities..................................                58,920
                                                                                ---------------
      Total liabilities .................................................            13,633,067
                                                                                ---------------
       Net assets, at value .............................................       $    33,590,778
                                                                                ===============
Net assets consist of:
 Paid-in capital ........................................................       $    93,473,672
 Undistributed net investment income ....................................               768,733
 Net unrealized appreciation (depreciation) .............................             1,993,878
 Accumulated net realized gain (loss) ...................................           (62,645,505)
                                                                                ---------------
       Net assets, at value .............................................       $    33,590,778
                                                                                ===============
CLASS A:
 Net assets, at value ...................................................       $    33,590,778
                                                                                ===============
 Shares outstanding .....................................................             2,068,459
                                                                                ===============
 Net asset value per share a ............................................       $         16.24
                                                                                ===============
 Maximum offering price per share (net asset value per share / 94.25%) ..       $         17.23
                                                                                ===============

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 17

Franklin Strategic Series

STATEMENT OF OPERATIONS
for the six months ended October 31, 2006 (unaudited)

                                                                                ---------------
                                                                                   FRANKLIN
                                                                                U.S. LONG-SHORT
                                                                                     FUND
                                                                                ---------------
Investment income:
 Dividends:
  Unaffiliated issuers .....................................................    $       227,162
  Sweep Money Fund (Note 7) ................................................            236,320
 Interest ..................................................................            258,236
 Other income (Note 8) .....................................................             50,681
                                                                                ---------------
      Total investment income ..............................................            772,399
                                                                                ---------------
Expenses:
 Management fees (Note 3a) .................................................             80,283
 Administrative fees (Note 3b) .............................................             38,914
 Distribution fees (Note 3c) ...............................................             47,727
 Transfer agent fees (Note 3e) .............................................             68,047
 Custodian fees (Note 4) ...................................................                757
 Reports to shareholders ...................................................             17,999
 Registration and filing fees ..............................................              9,049
 Professional fees .........................................................             24,679
 Trustees' fees and expenses ...............................................                541
 Dividends for securities sold short .......................................             71,593
 Other .....................................................................              3,080
                                                                                ---------------
      Total expenses .......................................................            362,669
      Expense reductions (Note 4) ..........................................               (367)
                                                                                ---------------
       Net expenses ........................................................            362,302
                                                                                ---------------
        Net investment income ..............................................            410,097
                                                                                ---------------
Realized and unrealized losses:
 Net realized gain (loss) from:
  Investments ..............................................................            430,239
  Foreign currency transactions ............................................              3,529
  Securities sold short ....................................................             88,852
                                                                                ---------------
        Net realized gain (loss) ...........................................            522,620
                                                                                ---------------
Net change in unrealized appreciation (depreciation) on:
  Investments ..............................................................         (2,389,378)
  Translation of assets and liabilities denominated in foreign currencies ..                151
                                                                                ---------------
        Net change in unrealized appreciation (depreciation) ...............         (2,389,227)
                                                                                ---------------
Net realized and unrealized gain (loss) ....................................         (1,866,607)
                                                                                ---------------
Net increase (decrease) in net assets resulting from operations ............    $    (1,456,510)
                                                                                ===============


18 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Strategic Series

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                -----------------------------------
                                                                                   FRANKLIN U.S. LONG-SHORT FUND
                                                                                -----------------------------------
                                                                                SIX MONTHS ENDED
                                                                                OCTOBER 31, 2006      YEAR ENDED
                                                                                  (UNAUDITED)       APRIL 30, 2006
                                                                                -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .....................................................   $        410,097   $        654,492
  Net realized gain (loss) from investments, securities sold short,
   and foreign currency transactions ........................................            522,620           (178,870)
  Net change in unrealized appreciation (depreciation) on investments and
   translation of assets and liabilities denominated in foreign currencies ..         (2,389,227)         4,550,047
                                                                                -----------------------------------
      Net increase (decrease) in net assets resulting from operations .......         (1,456,510)         5,025,669
                                                                                -----------------------------------
 Distributions to shareholders from net investment income ...................                 --           (500,084)
 Capital share transactions (Note 2) ........................................        (12,555,816)       (25,640,187)
 Redemption fees ............................................................                 14                 13
                                                                                -----------------------------------
      Net increase (decrease) in net assets .................................        (14,012,312)       (21,114,589)
Net assets:
 Beginning of period ........................................................         47,603,090         68,717,679
                                                                                -----------------------------------
 End of period ..............................................................   $     33,590,778   $     47,603,090
                                                                                ===================================
Undistributed net investment income included in net assets:
 End of period ..............................................................   $        768,733   $        358,636
                                                                                ===================================


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 19

Franklin Strategic Series

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

FRANKLIN U.S. LONG-SHORT FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (the Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end investment company, consisting of twelve separate funds. The Franklin U.S. Long-Short Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers one classes of shares: Class A.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.


20 | Semiannual Report

Franklin Strategic Series

FRANKLIN U.S. LONG-SHORT FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. JOINT REPURCHASE AGREEMENT

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are valued at cost. At October 31, 2006, all repurchase agreements held by the Fund had been entered into on that date.

D. FOREIGN CURRENCY CONTRACTS

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon forward exchange rate at a future date. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by


                                                          Semiannual Report | 21

Franklin Strategic Series

FRANKLIN U.S. LONG-SHORT FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. FOREIGN CURRENCY CONTRACTS (CONTINUED)

the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

E. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

F. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.


22 | Semiannual Report

Franklin Strategic Series

FRANKLIN U.S. LONG-SHORT FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and dividends declared on securities sold short, are recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

J. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date . The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital. There were no redemption fees for the period.


                                                          Semiannual Report | 23

Franklin Strategic Series

FRANKLIN U.S. LONG-SHORT FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

K. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At October 31, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                        -------------------------------------------------------
                                            SIX MONTHS ENDED                 YEAR ENDED
                                            OCTOBER 31, 2006               APRIL 30, 2006
                                        -------------------------------------------------------
                                         SHARES        AMOUNT          SHARES        AMOUNT
                                        -------------------------------------------------------
Shares sold .........................    198,126   $   3,161,401        448,427   $   7,322,226
Shares issued in reinvestment
 of distributions ...................         --              --         25,327         419,660
Shares redeemed......................   (987,877)    (15,717,217)    (2,048,112)    (33,382,073)
                                        -------------------------------------------------------
Net increase (decrease) .............   (789,751)  $ (12,555,816)    (1,574,358)  $ (25,640,187)
                                        =======================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------------
SUBSIDIARY                                                      AFFILIATION
--------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Alternative Strategies, LLC
  Alternative Strategies)                                       Investment manager
Franklin Templeton Investor Services, LLC (FT Services)         Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


24 | Semiannual Report

Franklin Strategic Series

FRANKLIN U.S. LONG-SHORT FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays Advisers an investment management fee comprised of a "base fee" and a "performance adjustment". The base fee is calculated at the beginning of each month using an annual rate of 1.50% of the prior month's average daily net assets. The performance adjustment is calculated at the beginning of each month based on how much the Fund's total return exceeded or lagged its benchmark, the Standard & Poors 500 Composite Stock Price Index, (the "Fund performance differential"), over the preceding twelve-month period (the performance period). A performance adjustment is applicable if the Fund performance differential exceeds 2.00%, either upwards (an increase to the base fee) or downwards (a decrease to the base fee). The performance adjustment rate is equal to 0.01% for each additional 0.05% that the Fund performance differential exceeds 2.00%. The performance adjustment amount is determined by multiplying the performance adjustment rate by the average daily net assets of the performance period. The performance adjustment rate may not exceed 1.00% annualized, either upwards or downwards. At the end of each month, an annualized investment management fee ratio is calculated (total investment management fees divided by fiscal year to date average daily net assets). In accordance with the Investment Management Agreement, the investment management fee ratio may not exceed 2.50% or fall below 0.50% for the fiscal year. For the period, the total annualized management fee rate, including the performance adjustment, and fee reduction on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio (see Note 7) was 0.41% of the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors up to 0.35% per year of Class A's average daily net assets for costs incurred in connection with the sale and distribution of the Fund's shares. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.


                                                          Semiannual Report | 25

Franklin Strategic Series

FRANKLIN U.S. LONG-SHORT FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to unaffiliated broker/dealers ..............................................  $  7,412
Contingent deferred sales charges retained ....................  $     --

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $68,047, of which $39,346 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended October 31, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At April 30, 2006, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
  2010 ..................................................    $  6,588,893
  2011 ..................................................      40,708,375
  2012 ..................................................       5,254,173
  2014 ..................................................      10,524,239
                                                             ------------
                                                             $ 63,075,680
                                                             ============

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At April 30, 2006, the Fund deferred realized currency losses of $1,775.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and certain dividends on securities sold short.


26 | Semiannual Report

Franklin Strategic Series

FRANKLIN U.S. LONG-SHORT FUND

5. INCOME TAXES (CONTINUED)

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and certain dividend payments on securities sold short.

At October 31, 2006, the cost of investments, net unrealized appreciation (depreciation), for income tax purposes were as follows:

Cost of investments .....................................    $ 41,792,369
                                                             ============

Unrealized appreciation .................................    $  3,754,842
Unrealized depreciation .................................      (1,040,374)
                                                             ------------
Net unrealized appreciation (depreciation) ..............    $  2,714,468
                                                             ============

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments and securities sold short (excluding short term securities) for the period ended October 31, 2006, aggregated $15,124,131 and $24,549,135, respectively.

Transactions in options written during the period ended October 31, 2006, were as follows:

                                                     --------------------
                                                     NUMBER OF   PREMIUMS
                                                     CONTRACTS   RECEIVED
                                                     --------------------
Options outstanding at April 30, 2006 ............         380   $128,060
Options written ..................................          --         --
Options expired ..................................          --         --
Options exercised ................................          --         --
Options closed ...................................          --         --
                                                     --------------------
Options outstanding at October 31, 2006 ..........         380   $128,060
                                                     ====================

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund


                                                          Semiannual Report | 27

Franklin Strategic Series

FRANKLIN U.S. LONG-SHORT FUND

8. REGULATORY MATTERS (CONTINUED)

shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed.

On June 23, 2006, the SEC approved the IDC's proposed plan of distribution arising from the December 13, 2004 SEC Order. The relevant funds recorded the settlement as other income and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC's order and the plan was completed in September 2006.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC's market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of Distribution. The SEC anticipates that Notice of the Plan will be published on or after November 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears


28 | Semiannual Report

Franklin Strategic Series

FRANKLIN U.S. LONG-SHORT FUND

8. REGULATORY MATTERS (CONTINUED)

responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

9. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


                                                          Semiannual Report | 29

Franklin Strategic Series

SHAREHOLDER INFORMATION

FRANKLIN U.S. LONG-SHORT FUND

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


30 | Semiannual Report

                      This page intentionally left blank.

                      This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate
Fund Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

RETIREMENT TARGET FUNDS

Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 8
Colorado
Connecticut
Florida 8
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 9

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7.    Portfolio of insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/06                                          Not part of the semiannual report

        [LOGO](R)
    FRANKLIN TEMPLETON                              One Franklin Parkway
       INVESTMENTS                                  San Mateo, CA 94403-1906

|_|   WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN U.S. LONG-SHORT FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

404 S2006 12/06

      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W. T. LaHaye and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. N/A

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A


      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.
(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

      ITEM 12. EXHIBITS.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN STRATEGIC SERIES

By /S/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date   December 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /S/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date   December 27, 2006


By /S/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Financial Officer
Date   December 27, 2006